SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [  ]

Pre-Effective Amendment No.                                                [  ]

Post-Effective Amendment No.    24      (File No. 33-30770)                 [X]

                                                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY (ACT OF 1940)           [X]

Amendment No.   28       (File No. 811-5897)


AXP MARKET ADVANTAGE SERIES, INC.
(formerly IDS Market Advantage Series, Inc.)
IDS Tower 10
Minneapolis, Minnesota  55440-0010

Leslie L. Ogg - 901 Marquette Avenue South, Suite 2810,
Minneapolis, MN 55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[X]  on March 31, 2000 pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AXP(SM) Blue Chip Advantage Fund

PROSPECTUS MARCH 31, 2000


AXP Blue Chip Advantage Fund seeks to provide shareholders with a long-term total return exceeding that of the U.S. stock market.


Please note that this Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                               3p

Goal                                   3p

Investment Strategy                    3p

Risks                                  5p

Past Performance                       6p

Fees and Expenses                      8p

Management                             9p

Buying and Selling Shares             10p

Valuing Fund Shares                   10p

Investment Options                    11p

Purchasing Shares                     12p


Transactions through Third Parties    15p


Sales Charges                         15p

Exchanging/Selling Shares             19p

Distributions and Taxes               24p


Other Information                     26p



Financial Highlights                  27p

FUND INFORMATION KEY

Goal and  Investment  Strategy
The Fund's particular investment goal and the strategies it intends to use in pursuing its goal.

Risks
The major risk factors associated with the Fund.

Fees and  Expenses
The overall costs incurred by an investor in the Fund,including sales charges and annual expenses.

Management
The individual or group designated by the investment manager to handle the Fund's day-to-day management.

Financial Highlights
Tables showing the Fund's financial performance.

The Fund

GOAL

AXP Blue Chip Advantage Fund (the Fund) seeks to provide shareholders with a long-term total return exceeding that of the U.S. stock market. Because any investment involves risk, achieving this goal cannot be guaranteed.

INVESTMENT STRATEGY

Currently, the Standard & Poor's 500 Stock Price Index (S&P 500) is the unmanaged market index used to measure total return of the U.S. stock market (the Fund may change this market index from time to time). Accordingly, the Fund's assets primarily are invested in common stocks of companies that are included in the S&P 500. To the extent practicable, the Fund's total assets are fully invested in stocks with 65% of those being blue chip stocks. Blue Chip stocks are issued by companies with a market capitalization of at least $1 billion, an established management, a history of consistent earnings and a leading position within their respective industries. Although the Fund invests in common stocks that comprise the S&P 500, it is not an index fund, it will not own all of the companies in the market index, and its results will likely differ from the market index.

The selection of common stocks is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses equity investments by:

o  Identifying companies that are included in the S&P 500 with:

   -- effective management,

   -- financial strength,

   -- strong, sustainable earnings growth, and

   -- competitive market position.

o Focusing on those companies that AEFC considers to be "blue chips."

o Establishing one or more industry classifications for each company (AEFC will classify each company into one of at least 25 industries -- the classifications may or may not be the same as the ones assigned by others).

o Assigning ratings to each company based on that company's merits and on its industry grouping(s).

o Buying a diversified portfolio of securities. AEFC will weight certain industry classifications more heavily based on AEFC's expectations for growth and for expected market trends.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

   -- the security is overvalued relative to alternative investments,

   -- the security has reached AEFC's price objective,

   -- the company has met AEFC's earnings and/or growth expectations,

   -- political, economic, or other events could affect the company's performance,

   -- AEFC wishes to minimize potential losses (i.e., in a market down-turn),

   -- AEFC wishes to lock-in profits,

   -- AEFC identifies a more attractive opportunity, and

   -- the company or the security continues to meet the other standards described above.


Although not a primary investment strategy, the Fund also may invest in other instruments, such as money market securities and derivatives (such as futures, options and forward contracts).


During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and the annual/semiannual reports.

RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Market Risk

Style Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Style Risk

The objective of the Fund is to provide shareholders with a long-term return exceeding that of the U.S. stock market. Currently, the S&P 500 is the market index used to measure total return of the U.S. stock market. However, unlike the unmanaged index, the Fund's performance is affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the Fund, stock selection, sector weightings, and other such factors. As a result, once these factors are accounted for, the Fund may under-perform the market index.

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund has existed, and


o  how the Fund's average annual total returns compare to recognized indexes.


How the Fund has performed in the past does not indicate how the Fund will perform in the future.


Class A Performance (based on calendar years)



+29.39%   +6.94%    +12.15%   +1.27%    +36.57%   +21.43%   +26.18%   +22.91%   +20.42%
1991      1992      1993      1994      1995      1996      1997      1998      1999





During the period shown in the bar chart, the highest return for a calendar quarter was +20.14% (quarter ending December 1998) and the lowest return for a calendar quarter was -14.12% (quarter ending September 1990).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B and Class Y may vary from that shown above because of differences in sales charges and fees.

The Fund's year to date return as of Dec. 31, 1999 was +20.42%.


 Average Annual Total Returns (as of Dec. 31, 1999)

                                 1 year     5 years      Since inception (A)    Since inception (B&Y)


Blue Chip Advantage:

  Class A                        +14.40%     +24.09%     +17.13%(a)             --%

  Class B                        +15.51%      --%        --%                    +23.64%(b)

  Class Y                        +20.58%      --%        --%                    +24.93%(b)

S&P 500 Index                    +21.04%     +28.56%     +19.09%(c)             +27.74%(d)

Lipper Large Cap Core Index      +19.35%     +25.32%     +17.46%(c)             +24.81%(d)


(a) Inception date was March 5, 1990.

(b) Inception date was March 20, 1995.

(c) Measurement period started April 1, 1990.

(d) Measurement period started April 1, 1995.


This table shows total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of Classes A, B and Y vary because of differences in sales charges and fees. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, although not for other differences in expenses.

For purposes of this calculation we assumed:


o a sales charge of 5% for Class A shares (effective March 20, 2000 the sales charge increased to 5.75%),


o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o  no sales charge for Class Y shares, and


o no adjustments for taxes paid by an investor on the reinvested income and capital gains.


S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Lipper Large-Cap Core Index, an unmanaged index published by Lipper Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your investment)

                                                  Class A    Class B    Class Y

Maximum sales charge (load) imposed on
purchases(a)
(as a percentage of offering price)               5.75%      none       none

Maximum  deferred  sales  charge  (load)
imposed on sales (as a  percentage  of
offering price at time of purchase)               none       5%         none

Annual Fund operating expenses(b)
(expenses that are deducted from Fund assets)

As a percentage of average daily net assets:      Class A    Class B    Class Y

Management fees                                   0.43%       0.43%      0.43%

Distribution (12b-1) fees                         0.25%       1.00%      0.00%

Other expenses(c)                                 0.21%       0.23%      0.29%

Total                                             0.89%       1.66%      0.72%

(a) This charge may be reduced depending on your total investments in American Express mutual funds. See "Sales Charges."


(b) Expenses for Class A, Class B and Class Y are based on actual expenses for the last fiscal year, restated to reflect current fees.

(c) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:

                 1 year           3 years           5 years          10 years

Class A(a)        $661              $843            $1,040           $1,612

Class B(b)        $569              $824            $1,003           $1,764(d)

Class B(c)        $169              $524            $903             $1,764(d)

Class Y           $74               $230            $401             $898
(a) Includes a 5.75% sales charge.


(b) Assumes you sold your Class B shares at the end of the period and incurred the applicable CDSC.

(c) Assumes you did not sell your Class B shares at the end of the period.

(d) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

MANAGEMENT


Keith Tufte, co-portfolio manager, joined AEFC in 1990. He became portfolio manager of AXP Blue Chip Advantage Fund and Aggressive Growth Portfolio in November 1998. He also became director of research-equities in 1998. Prior to that he was portfolio manager of Equity Income Portfolio. He also serves as co-manager of AXP Variable Portfolio-Blue Chip Advantage Fund. James Johnson, co-portfolio manager, joined AEFC in 1994 as an equity quantitative analyst. He began managing portfolios for American Express Asset Management in 1996. He is portfolio manager of Total Return Portfolio, AXP Small Company Index Fund, AXP S&P 500 Index Fund, AXP Mid Cap Index Fund, AXP Total Stock Market Index Fund, and AXP Nasdaq 100 Index Fund. He is co-portfolio manager of Aggressive Growth Portfolio and AXP Variable Portfolio-Blue Chip Advantage Fund.

Buying and Selling Shares

VALUING FUND SHARES

The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).


Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee.

2. Class B shares are sold to the public with a CDSC and an annual distribution (12b-1) fee.

3. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

Investment options summary:


Class A        Maximum sales charge of 5.75%


               Initial sales charge waived or reduced for certain purchases


               Annual distribution fee of 0.25% of average daily net assets*


               Lower annual expenses than Class B shares
_______________________________________________________________________________

Class B        No initial sales charge

               CDSC on shares sold in the first six years (maximum of 5% in first year, reduced to 0% after year six)

               CDSC waived in certain circumstances

               Shares convert to Class A in ninth year of ownership


               Annual distribution fee of 1.00% of average daily net assets*


               Higher annual expenses than Class A shares
_______________________________________________________________________________

Class Y        No initial sales charge

               No annual distribution fee

               Service fee of 0.10% of average daily net assets

               Available only to certain qualifying institutional investors
________________________________________________________________________________


* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related fees for the sale of Class A and Class B shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A or Class B shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option. If you qualify for a waiver of the sales charge, Class A shares will be the best option.


If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee and a CDSC for six years. To help you determine what is best for you, consult your financial advisor.


Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

PURCHASING SHARES


To purchase shares through a brokerage account or from entities other than American Express Financial Advisors Inc., please consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).


If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide the correct TIN, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o    a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o    criminal penalties for falsifying information.


You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:          Use the Social Security or Employer
                                   Identification number of:


Individual or joint account        The individual or one of the owners listed on
                                   the joint account


Custodian account of a minor       The minor (Uniform Gifts/Transfers to Minors
                                   Act)


A revocable living trust           The grantor-trustee (the person who puts the
                                   money into the trust)


An irrevocable trust,              The legal entity (not the personal
pension trust or estate            representative  or trustee,  unless no legal
                                   entity is designated in the account title)

Sole proprietorship                The owner

Partnership                        The partnership

Corporate                          The corporation

Association, club or               The organization
tax-exempt organization


For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (http://www.irs.gov/prod/forms_pubs/).


Three ways to invest

1 By mail:

Once your account has been established, send your check with the account number on it to:

American Express Funds
P.O. Box 74
Minneapolis, MN 55440-0074

Minimum amounts

Initial investment:          $2,000
Additional investments:      $100
Account balances:            $300
Qualified accounts:          none

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

2 By scheduled investment plan:


Contact your financial advisor for assistance in setting up one of the following scheduled plans:


o  automatic payroll deduction,

o  bank authorization,

o  direct deposit of Social Security check, or

o  other plan approved by the Fund.

Minimum amounts

Initial investment:        $100

Additional investments:    $50/mo. for qualified accounts; $100/mo. for
                           nonqualified accounts


Account balances:          none (on active plans with monthly payments)


If your account balance is below $2,000, you must make payments at least monthly.

3 By wire or electronic funds transfer:

If you have an established account, you may wire money to:

Norwest Bank Minnesota
Routing Transit No. 091000019

Give these instructions:

Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please remember that you need to provide all 10 digits.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts

Each wire investment: $1,000

TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive
compensation   from  the   Distributor  or  its   affiliates   for   shareholder
recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or determine if there are policy differences, please consult your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.


SALES CHARGES

Class A -- initial sales charge alternative


When you purchase Class A shares, you pay a sales charge as shown in the following table:


Total investment                    Sales charge as percentage of:

                         Public offering price (a)        Net amount invested

Up to $50,000                     5.75%                         6.10%

$50,000 - $99,999                 4.75                          4.99

$100,000 - $249,999               3.75                          3.90

$250,000 - $499,999               2.50                          2.56

$500,000 - $999,999               2.00*                         2.04*

$1,000,000 or more                0.00                          0.00

(a) Offering price includes the sales charge.

* The sales charge will be waived until Dec. 31, 2000.

The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o    your current investment in this Fund,

o    your previous investment in this Fund, and

o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.


Other Class A sales charge policies:

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and


o if you intend to invest a large amount over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. For more details, please contact your financial advisor or see the SAI.


Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners and unmarried children under 21.

o current or retired American Express financial advisors, their spouses or domestic partners and unmarried children under 21.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. (Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.)


o shareholders who have at least $1 million invested in American Express mutual funds. If the investment is sold in the first year after purchase, a CDSC of 1% will be charged. The CDSC will be waived only in the circumstances described for waivers for Class B shares.

o purchases made within 90 days after a sale of shares (up to the amount sold):

     -- of American Express mutual funds in a qualified plan subject to a deferred sales charge, or

     -- in a qualified plan or account where American Express Trust Company has a recordkeeping, trustee, investment management, or investment servicing relationship.

     Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

o    purchases made:


     -- with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund that has a sales charge,

     -- through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,


     --   within the University of Texas System ORP,

     -- within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

     --   within the University of Massachusetts After-Tax Savings Program, or


     -- through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

Class B -- contingent deferred sales charge (CDSC) alternative

A CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

           If the sale is made during the:      The CDSC  percentage rate is:

                      First year                             5%

                      Second year                            4%

                      Third year                             4%

                      Fourth year                            3%

                      Fifth year                             2%

                      Sixth year                             1%

                      Seventh year                           0%

If the amount you are selling causes the value of your investment in Class B shares to fall below the cost of the shares you have purchased during the last six years including the current year, the CDSC is based on the lower of the cost of those shares purchased or market value.

Example:

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 4% because the sale was made during the second year after the purchase.

Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC rate on your sale will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

The CDSC on Class B shares will be waived on sales of shares:

o    in the event of the shareholder's death,

o    held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

     --   at least 59 1/2 years old AND

     -- taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

     --   selling  under  an  approved   substantially  equal  periodic  payment
          arrangement.

EXCHANGING/SELLING SHARES

Exchanges


You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after it is accepted by that fund.

You may make up to three exchanges (1 1/2 round trips) within any 30-day period. These limits do not apply to scheduled exchange programs and certain employee benefit plans. Exceptions may be allowed with pre-approval of the Fund.


Other exchange policies:

o    Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o    Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.

AECSC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

Selling Shares


You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.


When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is accepted by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.

The Fund reserves the right to redeem in kind.


For more details and a description of other sales policies, please see the SAI.

To sell or exchange shares held through a brokerage account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.

Requests to sell shares of the Fund are not allowed within 30 days of a telephoned-in address change.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. (Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.)


Two ways to request an exchange or sale of shares


1 By letter:

Include in your letter:

o    the name of the fund(s),

o    the class of shares to be exchanged or sold,

o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),


o    your Social Security number or Employer Identification number,


o    the dollar amount or number of shares you want to exchange or sell,

o    signature(s) of all registered account owners,

o    for sales, indicate how you want your money delivered to you, and

o    any paper certificates of shares you hold.

Regular mail:

American  Express Client Service  Corporation
Attn:  Transactions
P.O. Box 534
Minneapolis, MN 55440-0534

Express mail:

American  Express Client Service  Corporation
Attn:  Transactions
733 Marquette
Ave. Minneapolis, MN 55402

 2 By telephone:


American Express Client Service Corporation
Telephone Transaction Service
800-437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o    Telephone privileges may be modified or discontinued at any time.

Minimum sale amount: $100              Maximum sale amount: $50,000

Three ways to receive payment when you sell shares

1 By regular or express mail:

o    Mailed to the address on record.

o    Payable to names listed on the account.

     NOTE:The express mail delivery charges you pay will vary depending on the courier you select.

2 By wire or electronic funds transfer:

o    Minimum wire: $1,000.

o    Request that money be wired to your bank.


o Bank account must be in the same ownership as the American Express mutual fund account.


     NOTE:Pre-authorization required. For instructions, contact your financial advisor or AECSC.

3 By scheduled payout plan:

o    Minimum payment: $50.

o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.


REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o    you request distributions in cash, or


o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.


We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.



If you buy shares shortly before the record date of a distribution you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares of this or another American Express mutual fund and within 91 days exchange into this Fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of this Fund.


Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Other Information


INVESTMENT MANAGER


The investment manager of the Fund is AEFC, 200 AXP Financial Center, Minneapolis, MN 55474. The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.40% of its average daily net assets. Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include the managment fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.


Financial Highlights

Fiscal period ended Jan. 31,

Per share income and capital changes(a)

                                                           Class A

                                       2000       1999      1998      1997      1996

Net asset value, beginning of period  $11.88     $9.49     $8.97     $7.62     $5.97

Income from investment operations:

Net investment income (loss)             .03       .06       .10       .09       .11

Net gains (losses) (both realized
and unrealized)                         1.11      2.55      1.67      1.69      2.18

Total from investment operations        1.14      2.61      1.77      1.78      2.29

Less distributions:

Dividends from net investment income    (.03)     (.06)     (.10)     (.09)     (.11)

Distributions from realized gains      (1.19)     (.16)    (1.15)     (.34)     (.53)

Total distributions                    (1.22)     (.22)    (1.25)     (.43)     (.64)

Net asset value, end of period        $11.80    $11.88     $9.49     $8.97     $7.62



Ratios/supplemental data

Net assets, end of period
(in millions)                          $2,455    $1,863    $1,202    $687      $247

Ratio of expenses to average
daily net assets(b)                      .83%      .73%      .78%      .89%      .96%

Ratio of net investment income
(loss) to average daily net assets       .40%      .69%     1.03%     1.18%     1.68%

Portfolio turnover rate (excluding
short-term securities)                    81%      105%      145%      128%      126%

Total return(c)                         9.30%    27.71%    20.22%    23.79%    39.01%

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of a sales charge.


Fiscal period ended Jan. 31,

Per share income and capital changes(a)

                                      Class B                                                         Class Y

                    2000      1999      1998      1997      1996b          2000      1999      1998      1997      1996b

Net asset value,
beginning of period $11.79    $9.43     $8.92     $7.59     $6.30          $11.89    $9.50     $8.97     $7.62     $6.30

Income from investment operations:

Net investment
income (loss)       --        --          .03       .04       .07             .04      .07       .11       .10       .11

Net gains (losses)
(both  realized
and unrealized)       1.03     2.52      1.66      1.67      1.83            1.11     2.55      1.68      1.69      1.86

Total from investment
operations            1.03     2.52      1.69      1.71      1.90            1.15     2.62      1.79      1.79      1.97

Less distributions:

Dividends from net
investment income   --        --         (.03)     (.04)     (.08)           (.04)    (.07)     (.11)     (.10)     (.12)

Distributions from
realized gains       (1.19)    (.16)    (1.15)     (.34)     (.53)          (1.19)    (.16)    (1.15)     (.34)     (.53)

Total distributions  (1.19)    (.16)    (1.18)     (.38)     (.61)          (1.23)    (.23)    (1.26)     (.44)     (.65)

Net asset value,
end  of period      $11.63   $11.79     $9.43     $8.92     $7.59          $11.81   $11.89     $9.50     $8.97     $7.62

Ratios/supplemental data

Net assets, end of
period
(in millions)       $1,588    $1,109    $645      $302      $42             $369     $323      $239      $77       $28

Ratio of expenses
to average daily
net assets(c)       1.59%     1.49%     1.54%     1.65%     1.74%d          .69%      .66%      .69%      .72%      .80%(d)

Ratio of net investment
 income (loss) to average
  daily net assets  (.36%)    (.07%)     .26%      .39%      .81%d          .54%      .77%     1.10%     1.33%     1.75%(d)

Portfolio turnover rate
(excluding  short-term
securities)           81%      105%      145%      128%      126%            81%      105%      145%      128%      126%

Total return(e)     8.45%    26.75%    19.32%    22.86%    30.93%          9.44%    27.82%    20.35%    24.00%    31.98%


(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was March 20, 1995.


(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.


(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

AMERICAN
  EXPRESS (R)
FUNDS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.


Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report contact your selling agent or American Express Client Service Corporation.

American Express Client Service Corporation

P.O. Box 534, Minneapolis, MN 55440-0534

800-862-7919 TTY: 800-846-4852

Web site address:

http://www.americanexpress.com/advisors


You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


Investment Company Act File #811-5897

TICKER SYMBOL

Class A: IBLUX    Class B: IDBCX    Class Y:IBCYX


AMERICAN
  EXPRESS(R) (Logo)

S-6025-99 P(3/00)

AXPSM Small Company Index Fund

PROSPECTUS
March 31, 2000



AXP Small Company Index Fund seeks to provide shareholders with long-term capital appreciation.


Please note that this Fund:

o    is not a bank deposit

o    is not federally insured

o    is not endorsed by any bank or government agency

o    is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                            3p

Goal                                3p

Investment Strategy                 3p

Risks                               4p

Past Performance                    6p

Fees and Expenses                   8p

Management                          9p

Buying and Selling Shares           9p

Valuing Fund Shares                 9p

Investment Options                  10p

Purchasing Shares                   11p


Transactions through Third Parties  14p


Sales Charges                       14p

Exchanging/Selling Shares           18p

Distributions and Taxes             23p


Other Information                   25p


Financial Highlights                26p


FUND INFORMATION KEY

Goal and  Investment  Strategy
The Fund's particular investment goal and the strategies it intends to use in pursuing its goal.

Risks
The major risk factors associated with the Fund.

Fees and  Expenses
The overall costs incurred by an investor in the Fund, including sales charges and annual expenses.

Management
The individual or group designated by the investment manager to handle the Fund's day-to-day management.

Financial Highlights
Tables showing the Fund's financial performance.

The Fund

GOAL


AXP Small Company Index Fund (the Fund) seeks to provide shareholders with long-term capital appreciation. Because any investment involves risk, achieving this goal cannot be guaranteed.


INVESTMENT STRATEGY

The Fund is a diversified mutual fund that invests primarily in common stocks of small-capitalization companies that are expected to provide investment results that correspond to the performance of the S&P Small Cap 600 Index* (S&P 600 Index). This Index is composed of approximately 600 companies located in the United States. These companies are chosen to be a part of the Index based upon their market size, liquidity and industry group representation. To be included in the Index, stock selections are also screened by Standard & Poor's Corporation for trading volume, share turnover, ownership concentration, share price and bid/ask spreads. The Index has above-average risk and may fluctuate more than the Standard & Poor's 500 Stock Price Index, which includes stock of larger, more established firms. The Fund is not managed according to traditional methods of "active" investment management. Instead, it follows a passive or indexing investment approach in an attempt to mirror the performance of the S&P
600. Although the Fund invests in common stocks of companies that comprise the S&P 600, it may not own all of the companies in the market index and it will not own all of the companies in the same proportion to their weightings in the market index.

The selection of common stocks issued by companies that are included in the S&P 600 is the primary decision in building the investment portfolio.

American Express Financial Corporation (AEFC), the Fund's investment manager, chooses investments by:

o Attempting to replicate the Index by investing in a statistically selected sample of the stocks included in the S&P 600.

o Purchasing securities based on the timing of cash flows in and out of the Fund.

* "Standard & Poor's," "Standard & Poor's Small Capitalization Stock Index," and "S&P SmallCap 600" are trademarks of McGraw-Hill, Inc.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

         -- the security continues to be included in the S&P 600;

         -- corporate actions have affected the company's stock (such as corporate reorganizations, mergers, acquisitions, or other such factors);

         -- a company's market weighting otherwise changes with respect to the index; and

         -- timing of cash flows in and out of the Fund require AEFC to sell a security.


Although not a primary investment strategy the Fund also may invest in other instruments, such as money market securities, and derivatives (such as futures, options and forward contracts). Additionally, the Fund may hold cash or its equivalent or invest in short-term fixed income securities. The Fund is not managed with respect to tax efficiency.


AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and the annual/semiannual reports.

RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

         Market Risk
         Small Company Risk
         Style Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Small Company Risk
Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

Style Risk
AEFC purchases stocks and other instruments in an attempt to replicate the performance of the S&P 600. However, the tools that AEFC utilizes to replicate the market index are not perfect and the Fund's performance is affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the Fund, changes in the S&P 600, and other such factors. As a result, once these factors are accounted for, the Fund will likely under-perform the market index.

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund has existed, and


o    how the Fund's average annual total returns compare to recognized indexes.


How the Fund has performed in the past does not indicate how the Fund will perform in the future.

Class A Performance (based on calendar years)


                                                     +23.29%


                                                                         +11.33%


                                                                -2.39%
                                                       1997      1998      1999

During the period shown in the bar chart, the highest return for a calendar quarter was 17.53% (quarter ending June 1997) and the lowest return for a calendar quarter was -21.10% (quarter ending September 1998).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B and Class Y may vary from that shown above because of differences in sales charges and fees.

The Fund's year to date return as of Dec. 31, 1999 was +11.33%.

Average Annual Total Returns (as of Dec. 31, 1999)

                              1 year   Since inception

Small Company:

  Class A                      +5.76%   +10.29%a

  Class B                      +6.49%   +10.44%a

  Class Y                     +11.47%   +12.09%a

S&P SmallCap 600 Index        +12.41%   +13.78%b

Lipper Small-Cap Core Index   +20.17%   +13.54%b

a        Inception date was Aug. 19, 1996.
b        Measurement period started Sept. 1, 1996.

This table shows total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of Classes A, B and Y vary because of differences in sales charges and fees.

For purposes of this calculation we assumed:


o a sales charge of 5% for Class A shares (effective March 20, 2000 the sales charge increased to 5.75%),


o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o    no sales charge for Class Y shares, and


o no adjustments for taxes paid by an investor on the reinvested income and capital gains.


Standard and Poor's SmallCap 600 Index (S&P 600 Index), an unmanaged market-weighted index, that consists of 600 domestic stocks chosen for market size, liquidity, (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The Fund may invest in stocks that may not be listed in the Index.

Lipper Small-Cap Core Index, an unmanaged index published by Lipper Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                                        Class A        Class B          Class Y

Maximum sales charge (load)
imposed on purchases(a)
(as a percentage of offering price)      5.75%          none               none

Maximum deferred sales charge (load)
imposed on sales (as a percentage of
offering price at time of purchase)      none            5%                none

Annual Fund operating expenses(b) (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:      Class A    Class B    Class Y

Management fees                                     0.37%     0.37%      0.37%

Distribution (12b-1) fees                           0.25%     1.00%      0.00%

Other expenses(c)                                   0.38%     0.39%      0.45%

Total                                               1.00%     1.76%      0.82%

a This charge may be reduced depending on your total investments in American Express mutual funds. See "Sales Charges."


b Expense for Class A, Class B and Class Y are based on actual expenses for the last fiscal year, restated to reflect current fees.


c Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:

                         1 year     3 years    5 years    10 years

Class A(a)                $671        $875     $1,097      $1,734

Class B(b)                $579        $854     $1,055    $1,877(d)

Class B(c)                $179        $554       $955     $1,877(d)

Class Y                    $84        $262       $456     $1,018

a Includes a 5.75% sales charge.

b Assumes you sold your Class B shares at the end of the period and incurred the applicable CDSC.
c Assumes you did not sell your Class B shares at the end of the period.
d Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

MANAGEMENT


James Johnson, portfolio manager, joined AEFC in 1994. He became portfolio manager of this Fund in 1998. He is portfolio manager of Total Return Portfolio, AXP S&P 500 Index Fund, AXP MidCap Index Fund, AXP Total Stock Market Index Fund and AXP Nasdaq 100 Index Fund. He is co-portfolio manager of AXP Blue Chip Advantage Fund, Aggressive Growth Portfolio and AXP Variable Portfolio - Blue Chip Advantage Fund.


Buying and Selling Shares

VALUING FUND SHARES

The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.


INVESTMENT OPTIONS


1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee.


2. Class B shares are sold to the public with a CDSC and an annual distribution (12b-1) fee.

3. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

Investment options summary:


Class A  Maximum sales charge of 5.75%


         Initial sales charge waived or reduced for certain purchases


         Annual distribution fee of 0.25% of average daily net assets*


         Lower annual expenses than Class B shares

Class B  No initial sales charge

         CDSC on shares  sold in the first  six  years  (maximum  of 5% in first year, reduced to 0% after year six)

         CDSC waived in certain circumstances

         Shares convert to Class A in ninth year of ownership


         Annual distribution fee of 1.00% of average daily net assets*



         Higher annual expenses than Class A shares

Class Y  No initial sales charge

         No annual distribution fee

         Service fee of 0.10% of average daily net assets

         Available only to certain qualifying institutional investors


*The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related fees for the sale of Class A and Class B shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A or Class B shares?
If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option. If you qualify for a waiver of the sales charge, Class A shares will be the best option.


If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee and a CDSC for six years. To help you determine what is best for you, consult your financial advisor.


Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

PURCHASING SHARES


To purchase shares through a brokerage account or from entities other than American Express Financial Advisors Inc., please consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).


If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide the correct TIN, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o    a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o    criminal penalties for falsifying information.


You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:               Use the Social Security or Employer Identification number of:


Individual or joint account             The individual or one of the owners listed on the joint account


Custodian account of a minor            The minor
(Uniform Gifts/Transfers to Minors Act)


A revocable living trust                The grantor-trustee (the person who puts the money into the trust)


An irrevocable trust,
pension trust or estate                 The legal entity (not the personal representative  or trustee, unless no legal entity is designated in the account title)

Sole proprietorship                     The owner

Partnership                             The partnership

Corporate                               The corporation

Association, club or tax-exempt
organization                            The organization



For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (http://www.irs.gov/prod/forms_pubs/).


Three ways to invest

1 By mail:

Once your account has been established, send your check with the account number on it to:

American Express Funds
P.O. Box 74
Minneapolis, MN 55440-0074

Minimum amounts

Initial investment:        $2,000
Additional investments:      $100
Account balances:            $300
Qualified accounts:          none

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

2 By scheduled investment plan:


Contact your financial advisor for assistance in setting up one of the following scheduled plans:


o        automatic payroll deduction,
o        bank authorization,
o        direct deposit of Social Security check, or
o        other plan approved by the Fund.

Minimum amounts

Initial investment:        $100

Additional investments:    $50/mo. for qualified accounts; $100/mo. for
                            nonqualified accounts


Account balances:          none (on active plans with monthly payments)


If your account balance is below $2,000, you must make payments at least monthly.

3 By wire or electronic funds transfer:

If you have an established account, you may wire money to:

Norwest Bank Minnesota
Routing Transit No. 091000019

Give these instructions: Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please remember that you need to provide all 10 digits.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts
Each wire investment: $1,000

TRANSACTIONS THROUGH THIRD PARTIES
You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive
compensation   from  the   Distributor  or  its   affiliates   for   shareholder
recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or determine if there are policy differences, please consult your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.


SALES CHARGES

Class A -- initial sales charge alternative


When you purchase Class A shares, you pay a sales charge as shown in the following table:


      Total investment                            Sales charge as percentage of

                    Public offering price(a)      Net amount invested

Up to $50,000                 5.75%                      6.10%

$50,000-$99,999               4.75                       4.99

$100,000-$249,999             3.75                       3.90

$250,000-$499,999             2.50                       2.56

$500,000-$999,999             2.00*                      2.04*

$1,000,000 or more            0.00                       0.00

aOffering price includes the sales charge.
*The sales charge will be waived until Dec. 31, 2000.

The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o    your current investment in this Fund,
o    your previous investment in this Fund, and
o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

Other Class A sales charge policies:

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and


o if you intend to invest a large amount over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. For more details, please contact your financial advisor or see the SAI.


Waivers of the sales charge for Class A shares
Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners and unmarried children under 21.

o current or retired American Express financial advisors, their spouses or domestic partners and unmarried children under 21.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.


o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. (Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.)


o shareholders who have at least $1 million invested in American Express mutual funds. If the investment is sold in the first year after purchase, a CDSC of 1% will be charged. The CDSC will be waived only in the circumstances described for waivers for Class B shares.

o purchases made within 90 days after a sale of shares (up to the amount sold):

         -- of American Express mutual funds in a qualified plan subject to a deferred sales charge, or

         -- in a qualified plan or account where American Express Trust Company has a recordkeeping, trustee, investment management, or investment servicing relationship.

          Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

o    purchases made:


         -- with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund that has a sales charge,

         -- through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,


         -- within the University of Texas System ORP,

         -- within a segregated  separate  account  offered by  Nationwide  Life
            Insurance Company or Nationwide Life and Annuity Insurance Company,

         -- within the University of Massachusetts After-Tax Savings Program, or


         -- through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

Class B -- contingent deferred sales charge (CDSC) alternative

A CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

 If the sale is made during the:        The CDSC percentage rate is:

 First year                                       5%

 Second year                                      4%

 Third year                                       4%

 Fourth year                                      3%

 Fifth year                                       2%

 Sixth year                                       1%

 Seventh year                                     0%

If the amount you are selling causes the value of your investment in Class B shares to fall below the cost of the shares you have purchased during the last six years including the current year, the CDSC is based on the lower of the cost of those shares purchased or market value.

Example:
Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 4% because the sale was made during the second year after the purchase.

Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC rate on your sale will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

The CDSC on Class B shares will be waived on sales of shares:

o    in the event of the shareholder's death,

o    held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

         -- at least 591/2 years old AND

         -- taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

         -- selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES


Exchanges
You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after it is accepted by that fund.

You may make up to three exchanges (11/2 round trips) within any 30-day period. These limits do not apply to scheduled exchange programs and certain employee benefit plans. Exceptions may be allowed with pre-approval of the Fund.


Other exchange policies:

o    Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o    Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.

AECSC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.


Selling Shares
You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.


When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is accepted by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.



To sell or exchange shares held through a brokerage account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.

Requests to sell shares of the Fund are not allowed within 30 days of a telephoned-in address change.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. (Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.)

Two ways to request an exchange or sale of shares

1 By letter:

Include in your letter:

o    the name of the fund(s),

o    the class of shares to be exchanged or sold,

o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),


o    your Social Security number or Employer Identification number,


o    the dollar amount or number of shares you want to exchange or sell,

o    signature(s) of all registered account owners,

o    for sales, indicate how you want your money delivered to you, and

o    any paper certificates of shares you hold.

Regular mail:

American Express Client Service Corporation
Attn: Transactions
P.O. Box 534
Minneapolis, MN 55440-0534

Express mail:

American Express Client Service Corporation
Attn: Transactions
733 Marquette Ave.
Minneapolis, MN 55402

2 By telephone:

American Express Client Service Corporation
Telephone Transaction Service
800-437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o    Telephone privileges may be modified or discontinued at any time.

Minimum sale amount: $100               Maximum sale amount: $50,000

Three ways to receive payment when you sell shares

1 By regular or express mail:

o    Mailed to the address on record.

o    Payable to names listed on the account.

         NOTE: The express mail delivery charges you pay will vary depending on the courier you select.

2 By wire or electronic funds transfer:

o    Minimum wire: $1,000.

o    Request that money be wired to your bank.


o Bank account must be in the same ownership as the American Express mutual fund account.


         NOTE: Pre-authorization required. For instructions, contact your financial advisor or AECSC.

3 By scheduled payout plan:

o    Minimum payment: $50.

o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

Distributions and Taxes
As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions. As a result of the Fund's goal and investment strategies, distributions from the Fund may consist of a significant amount of capital gains.


REINVESTMENTS
Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o    you request distributions in cash, or


o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.


We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES
Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.



If you buy shares shortly before the record date of a distribution you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares of this or another American Express mutual fund and within 91 days exchange into this Fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of this Fund.


Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Other Information


INVESTMENT MANAGER


The investment manager of the Fund is AEFC, 200 AXP Financial Center, Minneapolis, MN 55474. The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.37% of its average daily net assets. Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.

Financial Highlights
Fiscal period ended Jan. 31,

Per share income and capital changes(a)

                                                       Class A

                                          2000      1999       1998      1997(b)

Net asset value, beginning of period     $6.11     $6.47      $5.51      $5.00

Income from investment operations:

Net investment income (loss)              (.01)       --        --         .02

Net gains (losses)
(both realized and unrealized)             .58      (.12)      1.05        .52

Total from investment operations           .57      (.12)      1.05        .54

Less distributions:

Dividends from net investment income        --        --        --        (.03)

Distributions from realized gains         (.38)     (.24)     (.09)         --

Total distributions                       (.38)     (.24)     (.09)       (.03)

Net asset value, end of period           $6.30     $6.11     $6.47       $5.51


Ratios/supplemental data

Net assets, end of period
(in millions)                           $608      $596      $391         $95

Ratio of expenses to average daily
net assets(d)                           .97%      .94%     1.00%(f)   1.00%(c,f)

Ratio of net investment income (loss)
to average daily net assets            (.11%)    (.02%)    (.05%)     1.55%(c)

Portfolio turnover rate (excluding
short-term securities)                   30%      29%        25%        48%

Total return(e)                        9.41%    (1.69%)   19.00%     10.84%

a For a share outstanding throughout the period. Rounded to the nearest cent.
b Inception date was Aug. 19, 1996.
c Adjusted to an annual basis.
d Expense  ratio is based on total  expenses  of the Fund  before  reduction  of earnings credits on cash balances.
e Total return does not reflect payment of a sales charge.
f AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.05% and 1.48% for the year ended 1998 and the period ended 1997, respectively.


Fiscal period ended Jan. 31,
Per share income and capital changes(a)

                                                       Class B                            Class Y

                                             2000     1999     1998     1997(b)    2000     1999     1998     1997(b)

Net asset value, beginning of period        $6.00    $6.40    $5.50    $5.00      $6.12    $6.47    $5.51     $5.00

Income from investment operations:
Net investment income (loss)                 (.05)    (.04)    (.05)     .02         --      --        --       .02
Net gains (losses) (both realized
and unrealized)                               .56     (.12)    1.04      .50        .58     (.11)    1.05       .52
Total from investment operations              .51     (.16)     .99      .52        .58     (.11)    1.05       .54

Less distributions:

Dividends from net investment income           --       --       --    (.02)         --       --      --       (.03)
Distributions from realized gains            (.38)   (.24)     (.09)     --        (.38)    (.24)    (.09)       --
Total distributions                          (.38)   (.24)     (.09)   (.02)       (.38)    (.24)    (.09)     (.03)
Net asset value, end of period              $6.13   $6.00     $6.40   $5.50       $6.32    $6.12    $6.47     $5.51



Ratios/supplemental data
Net assets, end of period (in millions)      $392     $371      $225       $42        $3      $2      $1       --

Ratio of expenses to average
daily net assets(d)                          1.73%    1.70%    1.76%(f)   1.76%(c,f) .81%   .87%     .92%f    .82%(c,f)

Ratio of net investment income
(loss) to average daily net assets          (.87%)   (.79%)    (.81%)     .63%(c)    .03%   .06%     .01%     1.93%(c)

Portfolio turnover rate
(excluding short-term securities)             30%      29%       25%       48%        30%    29%      25%      48%

Total return(e)                             8.55%    (2.42%)   18.12%   10.46%      9.54% (1.61%)  19.13%    10.86%


a For a share outstanding throughout the period. Rounded to the nearest cent.
b Inception date was Aug. 19, 1996.
c Adjusted to an annual basis.
d Expense  ratio is based on total  expenses  of the Fund  before  reduction  of earnings credits on cash balances.
e Total return does not reflect payment of a sales charge.
f AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.81% and 2.60% for Class B, and .92% and 1.22% for Class Y, for the year ended 1998 and the period ended 1997, respectively.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

American
  Express(R)
 Funds

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.


Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report contact your selling agent or American Express Client Service Corporation.

American Express Client Service Corporation
P.O. Box 534, Minneapolis, MN 55440-0534
800-862-7919 TTY: 800-846-4852
Web site address:
http://www.americanexpress.com/advisors


You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


Investment Company Act File #811-5897

TICKER SYMBOL

Class A: ISIAX    Class B: ISIBX    Class Y: N/A

S-6357-99 G (3/00)

AXPSM S&P 500 Index Fund
AXPSM Mid Cap Index Fund
AXPSM Total Stock Market Index Fund
AXPSM International Equity Index Fund
AXPSM Nasdaq 100 Index(R) Fund

Prospectus


March 31, 2000



Please note that each Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

TAKE A CLOSER LOOK AT:

The Funds                              3p

Goals                                  3p

Investment Strategies                  3p

Risks                                  7p



Past Performance                       9p


Fees and Expenses                      9p

Management                            13p


Buying and Selling Shares             13p

Valuing Fund Shares                   13p

Investment Options                    14p


Purchasing Shares                     14p


Transactions through Third Parties    18p

Exchanging/Selling Shares             19p

Distributions and Taxes               22p

Other Information                     24p

Financial Highlights                  25p

FUND INFORMATION KEY

icon of maginfying glass                Goal and  Investment  Strategy
                                        The Fund's particular investment goal and the strategies it intends to use in pursuing its goal.

icon of die                             Risks
                                        The major risk factors associated with
                                        the Fund.

icon of checkbook                       Fees and  Expenses
                                        The  overall  costs  incurred  by an
                                        investor  in the Fund, including annual
                                        expenses.

icon of folder                          Management
                                        The individual or group designated by the investment manager to handle the Fund's day-to-day management.

icon of stack of dollar bills           Financial Highlights
                                        Tables showing the Fund's financial
                                        performance.

The Funds

GOALS


AXP S&P 500 Index Fund, AXP Mid Cap Index Fund, AXP Total Stock Market Index Fund, AXP International Equity Index Fund and AXP Nasdaq 100 Index Fund seek to provide shareholders with long-term capital appreciation. Because any investment involves risk, achieving the goal cannot be guaranteed.


INVESTMENT STRATEGIES

Each Fund invests primarily in securities that are expected to provide investment results that correspond to the performance of a specified index. An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance. The Funds are not managed according to traditional methods of "active" investment management. Instead, they follow a passive or indexing investment approach in an attempt to mirror the performance of an index. Keep in mind that an index fund has operating expenses and transaction costs, while an index does not. This means that, while an index fund may track its index closely, it is typically unable to match the performance of the index exactly. While there is no guarantee, the investment manager expects the correlation between a Fund and its respective index to be at least .95. A correlation of 1.00 means the return of the Fund can be completely explained by the return of the index.


This prospectus includes five index funds. The following chart shows the types of investments for each of the funds.


Fund                                 Principal types of investments

AXP S&P 500 Index Fund               Large-cap stocks

AXP Mid Cap Index Fund               Mid-cap stocks

AXP Total Stock Market Index Fund    Large-, mid- and small-cap stocks

AXP International Equity Index Fund  Foreign stocks

AXP Nasdaq 100 Index Fund            Over-the-counter stocks


AXP S&P 500 Index Fund seeks to provide investment results that correspond to the total return (the combination of appreciation and income) of large-capitalization stocks of U.S. companies. The Fund invests in common stocks included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500). The S&P 500 is made up primarily of large-capitalization companies that represent a broad spectrum of the U.S. economy.

The Fund normally will invest in all stocks in the S&P 500 in roughly the same proportions as their weightings in the index. For example, if 5% of the S&P 500 is made up of a stock of a particular company, the Fund normally will invest approximately 5% of its assets in that company. This strategy is known as "full replication." Although the Fund attempts to replicate the S&P 500, there may be times when the Fund and the index do not match exactly. The investment manager may purchase stocks not included in the S&P 500 when it believes it would be a cost efficient way of approximating the S&P 500's performance to do so, for example, in anticipation of a stock being added to the index.


AXP Mid Cap Index Fund seeks to provide investment results that correspond to the total return of mid-capitalization stocks of U.S. companies. The Fund invests in common stocks included in the Standard & Poor's MidCap 400 Index (S&P MidCap 400). The S&P MidCap 400 consists of a group of medium-sized U.S. companies.

The Fund normally will invest in all stocks in the S&P MidCap 400 in roughly the same proportions as their weightings in the index. For example, if 5% of the S&P MidCap 400 is made up of a stock of a particular company, the Fund normally will invest approximately 5% of its assets in that company. This strategy is known as "full replication." Although the Fund attempts to replicate the S&P MidCap 400, there may be times when the Fund and the index do not match exactly. The investment manager may purchase stocks not included in the S&P MidCap 400 when it believes it would be a cost efficient way of approximating the S&P MidCap 400's performance to do so, for example, in anticipation of a stock being added to the index.

AXP Total Stock Market Index Fund seeks to provide investment results that correspond to the total return of the overall U.S. stock market. The Fund invests in common stocks included in the Wilshire 5000 Total Market Index (the Wilshire 5000). The Wilshire 5000 consists of U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the counter market.


The investment manager may use sampling techniques in an attempt to replicate the returns of the index using a smaller number of securities. Sampling techniques attempt to match the investment characteristics of the index and the Fund by taking into account such factors as capitalization, industry exposure, dividend yield, price/earnings ratio, price/book ratio and earnings growth.

AXP International Equity Index Fund seeks to provide investment results that correspond to the total return of foreign stock markets. The Fund invests in common stocks included in the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The EAFE Index currently includes stocks of companies from various industrial sectors whose primary trading markets are located outside the U.S. Companies included in the EAFE Index are selected from among the larger capitalization companies in those markets.

The investment manager may use optimization or sampling techniques in an attempt to replicate the returns of the index using a smaller number of securities.
Optimization and sampling techniques attempt to match the investment characteristics of the index and the Fund by taking into account such factors as capitalization, industry exposures, dividend yield, price/earnings ratio, price/book ratio, earnings growth, country weightings, and the effect of foreign taxes.

AXP Nasdaq 100 Index Fund seeks to provide investment results that correspond to the total return of the over-the-counter market. The Fund invests in common stocks included in the Nasdaq 100 Index. The Nasdaq 100 includes the largest and most active non-financial domestic and international companies listed on the Nasdaq Stock Market.


The Fund normally will invest in all stocks in the Nasdaq 100 in roughly the same proportions as their weightings in the index. For example, if 5% of the Nasdaq 100 is made up of a stock of a particular company, the Fund normally will invest approximately 5% of its assets in that company. This strategy is known as "full replication." Although the Fund attempts to replicate the Nasdaq 100, there may be times when the Fund and the index do not match exactly. The investment manager may purchase stocks not included in the Nasdaq 100 when it believes it would be a cost efficient way of approximating the Nasdaq 100's performance to do so, for example, in anticipation of a stock being added to the index.


Indexing Strategies


The investment manager may use various techniques, such as buying and selling options and futures contracts, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. Each Fund normally will invest at least 80% of its total assets in securities that are contained in the applicable index. The investment manager will monitor the performance of each Fund against its index and will adjust the Fund's holdings, as necessary, to minimize tracking error. In the event a correlation of .95 or better is not achieved, the Fund's board will consider alternative arrangements.

A Fund may change its target index for a different index if the current index is discontinued or if the Fund's board believes a different index would better enable the Fund to match the performance of the market segment represented by the current index. The substitute index will measure the same general segment of the market as the current index.

The Fund may hold cash or its equivalent or invest in investment grade short-term fixed income securities. Although index funds, by their nature, tend to be tax-efficient investments, the Funds generally are managed without regard to tax efficiency.

For each of the Funds, in evaluating whether to sell a security, the investment manager considers, among other factors, whether:

o    The security continues to be included in the index,

o Corporate actions have affected the company's security (such as corporate reorganizations, mergers or acquisitions),

o A company's market weighting otherwise changes with respect to the index, and

o Timing of cash flows in and out of the Fund require the investment manager to sell a security.

For more information on investment strategies and the indexes, please refer to the Statement of Additional Information (SAI). "Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500", "S&P MidCap 400 Index", and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. "Wilshire 5000" is a trademark and "Wilshire" is a service mark of Wilshire Associates Incorporated. The Nasdaq-100, Nasdaq-100 Index, and Nasdaq are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations"). The MSCI EAFE Index is the exclusive property of MSCI. Morgan Stanley Capital International is a service mark of MSCI. These trademarks and service marks have been licensed for use by American Express Financial Advisors Inc. The Funds are not sponsored, endorsed, sold or promoted by Standard &
Poor's, Wilshire, the Corporations, MSCI or any of their subsidiaries or affiliates (the "Licensors") and the Licensors make no representation regarding the advisability of investing in the Funds.

RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk
   Tracking Error Risk
   Sector/Concentration Risk
   Small Company Risk
   Foreign Risk

Market Risk (all funds)

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Tracking Error Risk (all funds)


A Fund may not track the index perfectly because differences between the index and the Fund's portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the Fund's performance is affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the Fund and changes in the index.

In addition, the returns from a specific type of security (for example, mid-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

Sector/Concentration Risk (all funds)

Each Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, it may be more susceptible to a single economic, political or regulatory occurrence than a diversified fund. In addition, in tracking an index, the Fund may have a considerable portion of its assets invested in one or more sectors of the market. This may lead to a greater market fluctuation than would occur with a fund invested in a wider spectrum of industries. A Fund will invest more than 25% of its total assets in a particular industry only if necessary to track its respective index.

Small Company Risk (Mid Cap Index Fund, Total Stock Market Index Fund, Nasdaq 100 Index Fund)

Investment in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

Foreign Risk (International Equity Index Fund)

The following are all components of foreign risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.


PAST PERFORMANCE

Each Fund commenced operations in October 1999 and therefore past performance information is not shown.

The following chart shows the performance of the indexes for the ten years ended in December 1999. How the indexes performed in the past does not indicate how they will perform in the future. The past performance of indexes should not be viewed as representative of the Fund's future performance.

Index    S&P 500     S&P MidCap 400     Wilshire 5000     EAFE      Nasdaq 100

1999      +21.04%         +14.72%           +23.83%      +31.45%     +101.95%

1998      +28.58          +19.11            +23.43       +20.33       +85.31

1997      +33.36          +32.25            +31.29        +2.06       +20.63

1996      +22.96          +19.20            +21.20        +6.36       +42.54

1995      +37.58          +30.95            +36.45       +11.55       +42.54

1994       +1.32           -3.58             -0.07        +8.06        +1.50

1993      +10.08          +13.95            +11.28       +32.94       +10.58

1992       +7.62          +11.91             +8.97       -11.85        +8.86

1991      +30.47          +50.10            +34.21       +12.50       +64.99

1990       -3.10           -5.12             -6.18       -23.20       -10.41


FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Feesa (fees paid directly from your investment)

                                           Class D           Class E

Maximum sales charge (load) on purchasesb
(as a percentage of offering price)           0%                0%

Annual index account fee (for accounts under
$10,000)                                     $10               $10


Annual Fund operating expenses (expenses that are deducted from Fund assets) As a percentage of average daily net assets:

S&P 500 Index Fund                              Class D              Class E

Management fees                                 0.24%                0.24%
Distribution (12b-1) fees (c)                   0.25%                0.00%
Other expenses(d)                               1.22%                1.22%
Total(e)                                        1.71%                1.46%
Fee waiver/expense reimbursement                1.07%                1.07%
Net expenses                                    0.64%                0.39%

Mid Cap Index Fund                              Class D              Class E

Management fees                                 0.26%                0.26%
Distribution (12b-1) fees(c)                    0.25%                0.00%
Other expenses(d)                               1.05%                1.05%
Total(e)                                        1.56%                1.31%
Fee waiver/expense reimbursement                0.86%                0.86%
Net expenses                                    0.70%                0.45%

Total Stock Market Index Fund                   Class D              Class E

Management fees                                 0.30%                0.30%
Distribution (12b-1) fees(c)                    0.25%                0.00%
Other expenses(d)                               0.72%                0.72%
Total(e)                                        1.27%                1.02%
Fee waiver/expense reimbursement                0.53%                0.53%
Net expenses                                    0.74%                0.49%

International Equity Index Fund                 Class D              Class E

Management fees                                 0.50%                0.50%
Distribution (12b-1) fees(c)                    0.25%                0.00%
Other expenses(d)                               0.79%                0.79%
Total(e)                                        1.54%                1.29%
Fee waiver/expense reimbursement                0.65%                0.65%
Net expenses                                    0.89%                0.64%


Nasdaq 100 Index Fund                           Class D              Class E

Management fees                                 0.38%                0.38%
Distribution (12b-1) fees(c)                    0.25%                0.00%
Other expenses(d)                               1.01%                1.01%
Total(e)                                        1.64%                1.39%
Fee waiver/expense reimbursement                0.85%                0.85%
Net expenses                                    0.79%                0.54%

a A wire transfer charge, currently $15, may be deducted from your brokerage account for wire transfers made at your request.


b There are no sales loads; however, for S&P 500 Index Fund, Mid Cap Index Fund, Total Stock Market Index Fund and Nasdaq 100 Index Fund, the Fund charges a redemption fee of 0.50% on shares redeemed within 180 days of purchase. For International Equity Index Fund, the Fund charges a redemption fee of 0.75% on shares redeemed within 180 days of purchase.

c 12b-1 fees are paid out of the Fund's assets on an ongoing basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

d Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.

e Expenses are based on estimated amounts for the current fiscal year. The Advisor and the Transfer Agent have contractually obligated themselves to waive certain fees and to absorb certain other Fund expenses until Jan. 31, 2001. Under this agreement, total expenses for Class D will not exceed 0.64% for S&P 500 Index Fund, 0.70% for Mid Cap Index Fund, 0.74% for Total Stock Market Index Fund, 0.89% for International Equity Index Fund, and 0.79% for Nasdaq 100 Index Fund. Total expenses for Class E will not exceed 0.39% for S&P 500 Index Fund, 0.45% for Mid Cap Index Fund, 0.49% for Total Stock Market Index Fund, 0.64% for International Equity Index Fund, and 0.54% for Nasdaq 100 Index Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you sell your shares at the end of the years shown, your costs would be:

S&P 500 Index Fund              1 year                     3 years

Class D                            $65                       $435
Class E                            $40                       $357

Mid Cap Index Fund              1 year                     3 years

Class D                            $72                       $409
Class E                            $46                       $331

Total Stock Market Index Fund   1 year                     3 years

Class D                            $76                       $351
Class E                            $50                       $272

International Equity Index Fund  1 year                     3 years

Class D                            $91                       $423
Class E                            $65                       $345

Nasdaq 100 Index Fund           1 year                     3 years

Class D                            $81                       $434
Class E                            $55                       $357

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

MANAGEMENT

S&P 500 Index Fund, Mid Cap Index Fund, Total Stock Market Index Fund, Nasdaq 100 Index Fund


James Johnson,  portfolio manager, joined American Express Financial Corporation
(AEFC) in 1994 as an equity quantitative analyst. He began managing portfolios for American Express Asset Management Group in 1996. He became portfolio manager of these Funds in 1999. He also serves as portfolio manager of AXP Small Company Index Fund and Total Return Portfolio. He co-manages AXP Blue Chip Advantage Fund, Aggressive Growth Portfolio and AXP Variable Portfolio - Blue Chip Advantage Fund.


International Equity Index Fund

A team consisting of Adele Kohler and Lynn Blake manage the Fund's portfolio. Adele Kohler, lead portfolio manager, is a Principal and Portfolio Manager in the Global Structured Products Group of State Street Global Advisors. She joined State Street Global Advisors in 1994 and has been a member of the Global Structured Products team since 1996. In addition to portfolio management, Adele is responsible for new product development and research. Lynn Blake is a Principal, Unit Head and Portfolio Manager in the Global Structured Products Group. Lynn joined State Street Global Advisors in 1987. In addition to portfolio management, Lynn is responsible for new product development and research.

Buying and Selling Shares


References to "Fund" throughout the remainder of this prospectus refers to AXP S&P 500 Index Fund, AXP Mid Cap Index Fund, AXP Total Stock Market Index Fund, AXP International Equity Index Fund, and AXP Nasdaq 100 Index Fund, singularly or collectively as the context requires.


VALUING FUND SHARES

The public offering price for a single Fund share is the net asset value (NAV). The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).


Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.


The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

INVESTMENT OPTIONS


1. Class D shares are sold without a sales charge through wrap fee programs or other investment products sponsored by an authorized broker-dealer, investment adviser, bank or other investment professional. Shareholders pay a 12b-1 fee of 0.25% for distribution services, including the services provided by investment professionals.


2. Class E shares are sold without a sales charge or 12b-1 fee through American Express brokerage accounts and qualifying institutional accounts.

Institutional investors should refer to the SAI to determine eligibility to invest in Class E.

PURCHASING SHARES


You may purchase shares of the Fund in a wrap fee product, a brokerage account (including online brokerage) or a qualifying institutional account. If you are investing through a wrap fee program or an entity other than American Express Financial Advisors Inc., some of the instructions, minimums, policies and cutoff times for investments may be different. You should contact your selling agent for more details. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).


If you do not have a mutual fund account, you will need to establish one. Contact your financial advisor or visit our website to establish an account.


Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide the correct TIN, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o    a $50 penalty for each failure to supply your correct TIN,


o a civil penalty of $500 if you make a false statement that results in no backup withholding, and


o    criminal penalties for falsifying information.


You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return. For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (http://www.irs.gov/prod/forms_pubs/).


The Fund and the Distributor reserve the right to refuse any purchase, including those that appear to be associated with short-term trading activities.

Methods of purchasing shares

1 By mail:

o  Regular Mail

Mail checks (along with any applications) to:

   Wrap Business                    Brokerage Accounts


   American Express Funds           American Express Funds
   Attn: SPS                        P.O. Box 9446
   P.O. Box 534                     Minneapolis, MN 55440
   Minneapolis, MN 55440

   Online Brokerage Accounts
   American Express Funds
   P.O. Box 59196
   Minneapolis, MN 55440


o  Express Mail
   Mail checks (along with any applications) to:


   American Express Funds
   733 Marquette Ave.
   Minneapolis, MN 55402



2 By internet:


Complete a brokerage account application online (www.americanexpress.com/trade) and mail the application to:

American Express Funds
P.O. Box 59196
Minneapolis, MN 55440


Corporations  and  other   organizations   should  contact  the  Distributor  at
800-658-4677 to determine what additional forms may be necessary to open a brokerage account.

3 By telephone:


You may use money in your brokerage account to make initial and subsequent purchases.


To place your order,  call:
800-967-4377  for Wrap accounts,
800-872-4377  for Brokerage accounts, or
800-658-4677 for Online brokerage accounts.

You must have money available in your brokerage account in order to purchase Fund shares.

4 By wire:

Once your account is established, you may wire money into your brokerage account:

Norwest  Bank  Minneapolis
ABA # 091000019
FBO American  Enterprise
Account # 000-106-5930
FBO Client's brokerage account number

For instructions on how to wire money for wrap accounts, call 800-967-4377.

Minimum wire amount:       $1,000

Minimum Fund investment requirements
Your initial investment in the Fund may be as low as $2,000 ($500 for custodial accounts, Individual Retirement Accounts (IRAs) and certain other retirement plans). The minimum subsequent investment is $100 ($50 for custodial accounts, IRAs and certain other retirement plans).


Minimum balance account requirements and annual account fee
The Fund reserves the right to sell your shares if, as a result of sales, the aggregate value of your holdings in the Fund drops below $1,000 ($500 for custodial accounts, IRAs and certain other retirement plans). You will be notified in writing 30 days before the Fund takes such action to allow you to increase your holdings to the minimum level. If you close your brokerage account, the Fund will automatically sell your shares and mail the proceeds to you.


An annual account fee of $10 will be assessed on accounts whose balances are below $10,000 (for any reason, including market fluctuation). The fee may be deducted from either your year-end dividend distribution or through a redemption of shares. If your distribution is less than the fee, fractional shares will be redeemed to cover the difference. If the fee is deducted from your dividend distribution, you will still be taxed on the full amount of the dividend. This fee will not apply to certain qualifying institutional investors.

When and at what price shares will be purchased
Once your request is received and accepted by the Fund, your order will be priced at the next calculated NAV. See "Valuing Fund Shares."


TRANSACTIONS THROUGH THIRD PARTIES
You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive
compensation   from  the   Distributor  or  its   affiliates   for   shareholder
recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or determine if there are policy differences, please consult your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

EXCHANGING/SELLING SHARES
There are no sales loads; however, the Fund charges a redemption fee on shares sold or exchanged within 180 days of purchase. This fee does not apply to qualifying institutional investors or to shares held in a wrap account.


Exchanging Shares
You may make up to four exchanges (two round trips) per calendar year. You can exchange your shares of the Fund for shares of the same class of other funds described in this prospectus at any time. Your exchange will be priced at the next NAV calculated after it is accepted by that fund. When exchanging into another fund you must meet that fund's minimum investment requirements.


The Distributor and the Fund reserve the right to reject any exchange, limit the number or amount, or modify or discontinue the exchange privilege to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Selling Shares
You may sell your shares at any time. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after receipt by the Distributor of proper sale instructions, as follows:

Normally, payment for shares sold will be credited directly to your brokerage account on the next business day. However, the Fund may delay payment, but no later than seven days after the Distributor receives your selling instructions in proper form. Sale proceeds will be held in your brokerage account or mailed to you according to your account instructions.

If you recently purchased shares by check, your sale proceeds may be held in your brokerage account until your check clears (which may take up to 10 days from the purchase date) before a check is mailed to you.

The Fund reserves the right to redeem in kind.


To sell or exchange shares held through entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held directly with American Express Financial Advisors.


Four ways to request an exchange or sale of shares

1 By mail:

o  Regular Mail
   You may request an exchange or sale by writing to:

   Wrap Business                    Brokerage Accounts
   American Express Funds           American Express Funds
   Attn: SPS                        P.O. Box 9446
   P.O. Box 534                     Minneapolis, MN 55440
   Minneapolis, MN 55440

   Online Brokerage Accounts
   American Express Funds
   P.O. Box 59196
   Minneapolis, MN 55440


o  Express Mail
   You may request an exchange or sale by writing to:


   American Express Funds
   733 Marquette Ave.
   Minneapolis, MN 55402


2 By internet:

If you have a brokerage account you may exchange or sell shares from our website at (www.americanexpress.com/trade).

3 By telephone:


You may exchange or sell shares by calling:


800-967-4377  for  Wrap  accounts,
800-872-4377  for  Brokerage  accounts,  or
800-658-4677 for Online brokerage accounts.

4 By wire:

Money can be wired from your account to your bank account. Call the Distributor at the above numbers for additional information on wire transfers. A $15 service fee may be charged against your brokerage account for each wire sent.

To properly process your exchange or sale request we will need the following information:

o your account number(s) and your name (for exchanges, both funds must be registered in the same ownership),


o    your Social Security number or Employer Identification number,
o the name of the fund(s) and class of shares from which you wish to exchange or sell shares,


o    the dollar amount or number of shares you want to exchange or sell, and
o if a written request, a signature of at least one of the brokerage account holders in the exact form specified on the account.

Once an exchange or sale request is made it is irrevocable and cannot be modified or canceled.

Telephone exchange or sale requests received and accepted by the Fund, once the caller's identity and account ownership have been verified by the Distributor, will be processed at the next calculated NAV.
See "Valuing Fund Shares."

Telephone Transactions
The privilege to initiate transactions by telephone is automatically available through your brokerage account. The Fund will honor any telephone transaction believed to be authentic and will use reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may modify or discontinue telephone privileges at any time.

Electronic Transactions
The ability to initiate transactions via the internet may be unavailable or delayed (for example, during periods of unusual market activity) at certain times. The Fund and the Distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the Distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time.


Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers.

Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.


REINVESTMENTS
Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund unless you request distributions in cash. We reinvest the distributions for you at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.


TAXES
Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.


Other Information

INVESTMENT MANAGER
The investment manager of the Fund is AEFC, located at 200 AXP Financial Center, Minneapolis, MN 55474. AEFC is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.

The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee will be as follows: S&P 500 Index Fund -- 0.24% on the first $250 million gradually reducing to 0.21% as assets increase; Mid Cap Index Fund -- 0.26% on the first $250 million gradually reducing to 0.23% as assets increase; Total Stock Market Index Fund -- 0.30% on the first $250 million gradually reducing to 0.26% as assets increase; International Equity Index Fund -- 0.50% on the first $250 million gradually reducing to 0.46% as assets increase; Nasdaq 100 Index Fund -- 0.38% on the first $250 million gradually reducing to 0.34% as assets increase. Under the Agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include the management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance.

State Street Global Advisors (Sub-Adviser), Two International Place, Boston, Massachusetts 02110, is the sub-adviser for International Equity Index Fund. Sub-Adviser is a division of State Street Bank and Trust Company, a wholly-owned subsidiary of State Street Corporation.


Financial Highlights
Fiscal period ended Jan. 31, 2000 (b)
Per share income and capital changes(a)

                                             AXP                 AXP                AXP
                                           S&P 500             Mid Cap        Total Stock Market
                                          Index Fund         Index Fund          Index Fund
                                        Class D  Class E    Class D  Class E   Class D   Class E

Net asset value, beginning of period     $5.07    $5.07      $5.07    $5.07     $5.19     $5.19

Income from investment operations:

Net investment income (loss)               .01     .01         .01      .02       .01       .01

Net gains (losses)
(both realized  and unrealized)            .35     .35         .64      .64       .57       .57

Total from investment operations           .36     .36         .65      .66       .58       .58

Less distributions:

Dividends from net investment income      (.01)   (.01)       (.01)    (.02)     (.01)     (.01)

Distributions from realized gains           --      --          --       --        --        --

Total distributions                       (.01)   (.01)       (.01)    (.02)     (.01)     (.01)

Net asset value, end of period           $5.42   $5.42       $5.71    $5.71      $5.76    $5.76

Ratios/supplemental data

Net assets, end of period (in millions)  $7      $9          $4       $8         $8       $16

Ratio of expenses to average
daily net assets(d)               .64%(c)(e)  .39%(c)(e) .69%(c)(e) .45%(c),(e) .74%(c)(e) .49%(c)(e)

Ratio of net investment income (loss)
to average daily net assets               .52%(c) .83%(c)      .59%(c)  .83%(c)     .39%(c) .64%(c)

Portfolio turnover rate
(excluding short-term securities)          37%     37%          16%      16%          4%      4%

Total return                             7.72%   7.75%       12.87%   12.92%      11.57%  11.61%


a For a share outstanding throughout the period. Rounded to the nearest cent.
b For the period from Oct. 25, 1999 (when shares became publicly available) to Jan. 31, 2000.
c Adjusted to an annual basis.
d Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
e AEFC reimbursed each Fund for certain expenses. Had AEFC not done so, the annual ratios of expense would have been 4.00% for Class D and 3.70% for Class E for AXP S&P 500 Index Fund; 2.22% for Class D and 1.96% for Class E for AXP Mid Cap Index Fund and 1.52% for Class D and 1.27% for Class E for AXP Total Stock Market Index Fund.


Fiscal period ended Jan. 31, 2000 b
Per share income and capital changes(a)

                                                         AXP                    AXP
                                                  International Equity       Nasdaq 100
                                                     Index Fund              Index Fund
                                                 Class D    Class E      Class D     Class E

Net asset value, beginning of period              $5.00      $5.00        $5.26       $5.26

Income from investment operations:

Net investment income (loss)                         --        .01        (.01)        (.01)

Net gains (losses) (both realized  and unrealized)  .43        .42        2.27         2.27

Total from investment operations                    .43        .43        2.26         2.26

Less distributions:

Dividends from net investment income                 --         --         --            --

Distributions from realized gains                   (.01)    (.01)         --            --

Total distributions                                 (.01)    (.01)         --            --

Net asset value, end of period                     $5.42    $5.42       $7.52         $7.52

Ratios/supplemental data

Net assets, end of period (in millions)            $7       $15         $11           $13

Ratio of expenses to average
daily net assets(d)                         .89% (c),(e)  .64% (c),(e)  .79%(c),(e)  .54%(c),(e)


Ratio of net investment income (loss)
to average daily net assets                     .13%(c)   .39%(c)      (.67%)(c)    (.41%)(c)

Portfolio turnover rate
(excluding short-term securities)                  4%       4%           51%         51%

Total return                                    8.09%    8.09%        42.97%      42.97%


a For a share outstanding throughout the period. Rounded to the nearest cent.
b For the period from Oct. 25, 1999 (when shares became publicly available) to Jan. 31, 2000.
c Adjusted to an annual basis.
d Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
e AEFC reimbursed each Fund for certain expenses. Had AEFC not done so, the annual ratios of expense would have been 1.62% for Class D and 1.37% for Class E for AXP International Equity Index Fund and 1.82% for Class D and 1.54% for Class E for AXP Nasdaq 100 Index Fund.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditor's report and additional information about the performance of each Fund are contained in the Funds' annual report which, if not included with this prospectus, may be obtained without charge.

AMERICAN
 EXPRESS(R)
  FUNDS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report contact your selling agent or American Express Client Service Corporation.

American Express Client Service Corporation
P.O. Box 534, Minneapolis, MN 55440-0534
800-862-7919 TTY: 800-846-4852
Web site address:
http://www.americanexpress.com

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-5897

S-6434-99 C (3/00)

                       AXPSM MARKET ADVANTAGE SERIES, INC.


                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR


                    AXPSM BLUE CHIP ADVANTAGE FUND (the Fund)

                                 March 31, 2000

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, P.O. Box 534, Minneapolis, MN 55440-0534 or by calling 800-862-7919.


The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

                                            TABLE OF CONTENTS


Mutual Fund Checklist.....................................................p.3

Fundamental Investment Policies...........................................p.5

Investment Strategies and Types of Investments............................p.6

Information Regarding Risks and Investment Strategies.....................p.8

Security Transactions....................................................p.31

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation...................................p.33

Performance Information..................................................p.33

Valuing Fund Shares......................................................p.34

Investing in the Fund....................................................p.35

Selling Shares...........................................................p.38

Pay-out Plans............................................................p.38

Taxes....................................................................p.39

Agreements...............................................................p.41

Organizational Information...............................................p.44

Board Members and Officers...............................................p.48

Compensation for Board Members...........................................p.50

Independent Auditors.....................................................p.51

Appendix:  Description of Ratings........................................p.52

MUTUAL FUND CHECKLIST

        |X| Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

        |X| Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

        |X| A higher rate of return typically involves a higher risk of loss.

        |X| Past performance is not a reliable indicator of future performance.

        |X|       ALL mutual funds have costs that lower investment return.

        |X| You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

        |X| Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING:

Develop a Financial Plan

Have a plan - even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging:


Regular           Market Price        Shares
Investment        of a Share          Acquired

    $100               $6.00            16.7
     100                4.00            25.0
     100                4.00            25.0
     100                6.00            16.7
     100                5.00            20.0
   -----            --------          ------
    $500              $25.00           103.4

Average market price of a share over 5 periods:   $5.00 ($25.00 divided by 5)
The average price you paid for each share:        $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

FUNDAMENTAL INVESTMENT POLICIES


Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Lend Fund securities in excess of 30% of its net assets.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

Except  for  the  fundamental   investment  policies  listed  above,  the  other
investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS



This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.


                                                               Allowable for
Investment strategies & types of investments:                    the Fund?


Agency and Government Securities                                    yes

Borrowing                                                           yes

Cash/Money Market Instruments                                       yes

Collateralized Bond Obligations                                     yes

Commercial Paper                                                    yes

Common Stock                                                        yes

Convertible Securities                                              yes

Corporate Bonds                                                     yes

Debt Obligations                                                    yes

Depositary Receipts                                                 yes

Derivative Instruments                                              yes

Foreign Currency Transactions                                       yes

Foreign Securities                                                  yes

High-Yield (High-Risk) Securities (Junk Bonds)                       no

Illiquid and Restricted Securities                                  yes

Indexed Securities                                                  yes

Inverse Floaters                                                     no

Investment Companies                                                yes

Lending of Portfolio Securities                                     yes

Loan Participations                                                 yes

Mortgage- and Asset-Backed Securities                                no

Mortgage Dollar Rolls                                                no

Municipal Obligations                                               yes

Preferred Stock                                                     yes

Real Estate Investment Trusts                                       yes

Repurchase Agreements                                               yes

Reverse Repurchase Agreements                                       yes

Short Sales                                                          no

Sovereign Debt                                                      yes

Structured Products                                                 yes

Variable- or Floating-Rate Securities                               yes

Warrants                                                            yes

When-Issued Securities                                              yes

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities                yes


The following are guidelines that may be changed by the board at any time:

o The Fund may invest up to 20% of its total assets in foreign investments included in the market index.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in stock index futures contracts.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.


Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

RISKS


The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk will be associated with the Fund at any time (for a description of principal risks, please see the prospectus):


Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."


Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.


Credit Risk


The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.


Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.


Foreign/Emerging Markets Risk


The following are all components of foreign/emerging markets risk:

     Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

     Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

     Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

     Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk


The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.


Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk


The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.


Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance
Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money from banks for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments--money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common stock of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment
Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities.)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities.)


All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.


See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts


Some foreign securities are traded in the form of American  Depositary  Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.


         Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.


The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

         Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.


Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

         Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

         Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.


         Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contacts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using futures contracts for hedging purposes, such an election may result in the Fund being required to defer recognizing losses incurred on futures contracts and on underlying securities identified as hedged positions and require recognition of unrealized gain.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.


The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.


         Other Risks of Derivatives.


The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities.
There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Since investments in foreign countries usually involve currencies of foreign countries, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.


The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.


The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to sell currencies. It also may buy put options and write covered call options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.


Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark, and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecast, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.


To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities.
Disposing of illiquid or restricted securities may involve time- consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risk associated with the securities of other investment companies includes: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations


Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."


General  obligation  bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal  lease  obligations  may  take the  form of a  lease,  an  installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)


Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements


The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales


With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor looses the opportunity to participate in the gain. A "Short Sale against the box" may result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks   associated   with   sovereign   debt   include:   Credit  Risk,
Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  structured  products  include:   Credit  Risk,
Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.


Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities


These instruments are contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the investor's other assets. In addition, when the Fund engages in forward commitment and when-issued transactions, it relies on the counterparty to consummate the transaction. The failure of the counterparty to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  zero-coupon,   step-coupon,   and  pay-in-kind
securities include: Credit Risk, Interest Rate Risk, and Management Risk.

SECURITY TRANSACTIONS

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.


On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.


Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.



The Fund paid total brokerage commissions of $5,007,525 for fiscal year ended Jan. 31, 2000, $5,572,273 for fiscal year 1999, and $4,523,705 for fiscal year
1998. Substantially all firms through whom transactions were executed provide research services.

In fiscal year 2000, transactions amounting to $220,000, on which $13,212 in commissions were imputed or paid, were specifically directed to firms in exchange for research services.


As of the end of the most recent fiscal year, the Fund held no securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.

As of the end of the most recent fiscal year, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:


                                               Value of Securities
           Name of Issuer                  owned at End of Fiscal Year
           --------------                  ---------------------------
           Bank of America                             $45,953,819
           FleetBoston Financial                        27,101,231
           Fleet Funding                                 5,590,355
           Morgan Stanley                               38,305,750
           Salomon Smith Barney                          4,796,773

The portfolio turnover rate was 81% in the most recent fiscal year, and 105% in the year before. Higher turnover rates may result in higher brokerage expenses.

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN EXPRESS FINANCIAL CORPORATION

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Information about brokerage commissions paid by the Fund for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:


                                        As of the end of Fiscal Year
                                                          2000                             1999             1998
                                                                     Percent of
                                                                     Aggregate
                                                                     Dollar Amount
                                                                     of
                                    Aggregate        Percent of      Transactions     Aggregate        Aggregate
                                    Dollar amount    Aggregate       Involving        Dollar Amount    Dollar Amount
Broker             Nature of        of Commissions   Brokerage       Payment of       of Commissions   of
                   Affiliation      Paid to Broker   Commissions     Commissions      Paid to Broker   Commissions
                                                                                                       Paid to Broker
American           Wholly-owned     $153,839         3.07%           5.49%            $132,549         $332,604
Enterprise         subsidiary of
Investment         AEFC
Services Inc.



PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               P(1+T)n = ERV

where:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                               ERV - P
                                  P

where:         P =  a hypothetical initial payment of $1,000
             ERV    = ending redeemable value of a hypothetical  $1,000 payment, made at the beginning of a period,  at the end of the period
                    (or fractional portion thereof)

The total return of the S&P 500 is calculated by several sources. The Fund will use the total return as calculated by Standard & Poor's Corporation (S&P) to measure the U.S. stock market. The total return is calculated by adding dividend income to price appreciation. For periods after 1987, total return on the S&P 500 is determined by reinvesting cash dividends paid on stocks on the ex-dividend date - that is, the date on or after which a sale of stock does not carry with it the right to a dividend already declared. For periods before 1988, S&P calculated total return by compiling actual dividends on a quarterly basis and assumed they were reinvested as of the end of a particular quarter. S&P also makes adjustments for special dividends, such as stock dividends. The percentage changes for the indexes other than the S&P 500 reflect reinvestment of all distributions on a quarterly basis and changes in market prices. The percentage changes for all the indexes exclude brokerage commissions or other fees. By comparison, the Fund will incur such fees and other expenses.


In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.


VALUING FUND SHARES


As of the end of the most recent fiscal year, the computation looked like this:



                                                                 Net asset value
           Net assets                     Shares                  of one share
                                          outstanding


Class A    $2,454,976,470    Divided by   208,005,529     Equals        $11.80
Class B    1,588,203,490                  136,515,216                    11.63
Class Y      369,396,419                   31,269,596                    11.81


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

INVESTING IN THE FUND

SALES CHARGE


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. For Class A, the public offering price for an investment of less than $50,000, is determined by dividing the NAV of one share, by 0.9425 (1.00-0.0575 for a maximum 5.75% sales charge). The sales charge is paid to the Distributor by the person buying the shares.

Class A - Calculation of the Sales Charge

Sales charges are determined as follows:


                                         Within each increment,
                                    sales charge as a percentage of:


                                  Public                          Net
Amount of Investment          Offering Price                Amount Invested
Up to $50,000                      5.75%                        6.10%
$50,000-$99,000                    4.75                         4.99
$100,000-$249,999                  3.75                         3.90
$250,000-$499,999                  2.50                         2.56
$500,000-$999,999                  2.00*                        2.04*
$1,000,000 or more                 0.00                         0.00


* The sales charge will be waived until Dec. 31, 2000.

The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge
                                          Number of Participants
Total Plan Assets                        1-99          100 or more
Less than $1 million                      4%                0%
$1 million or more                        0%                0%




Class A - Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charges. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.75% sales charge that applies to investments of more than $50,000 and up to $100,000.


Class A - Letter of Intent (LOI)



If you intend to invest a large amount over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and will remain in effect for 13 months. The LOI start date can be backdated by 90 days. Your investments will be charged the charges that apply to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the shares will be released from escrow. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express funds other than Class A; purchases in American Express funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares.

Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o    Qualified employee benefit plans* if the plan:


          -uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has


                  - at least $10 million in plan assets or

                  - 500 or more participants; or

         - does not use daily transfer recordkeeping and has


               - at least $3 million invested in American Express mutual funds or


                  - 500 or more participants.


o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.


o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit described above.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS

After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments - monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS

Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Directed dividends from AXP Cash Management or AXP Tax-Free Money Fund will be subject to a sales charge. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o    Between  two  American  Express  Trust  Company  custodial   accounts  with
     different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS


The Fund or AECSC reserves the right to reject any business, in its sole discretion.


SELLING SHARES

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.


To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, P.O. Box 534, Minneapolis, MN 55440-0534, or call 800-437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.


The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

TAXES

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example:



You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $950.00. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain
($1,100.00 - $942.50). You can include the $57.50 sales load in the basis of your shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5.75% ($115) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the most recent fiscal year, 26.86% of the Fund's net investment income dividends qualified for the corporate deduction.


The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.


Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to such stock, such dividend shall be included in gross income by the Fund as of the later of (1) the date such share became ex-dividend or (2) the date the Fund acquired such share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to take into income dividend income that it has not received and pay such income to its shareholders. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

AGREEMENTS

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.



Assets                       Annual rate at
(billions)                   each asset level
---------                    ----------------
First       $0.25                  0.540%
Next         0.25                  0.515
Next         0.25                  0.490
Next         0.25                  0.465
Next         1.00                  0.440
Next         1.00                  0.410
Next         3.00                  0.380
Over         6.00                  0.350

On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.428% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Lipper Large-Cap Core Index (Index). The performance of one Class A share of the Fund is measured by computing the percentage difference between the opening and closing net asset value of one Class A share of the Fund, as of the last business day of the period selected for comparison, adjusted for dividend or capital gain distributions which are treated as reinvested at the end of the month during which the distribution was made. The performance of the Index for the same period is established by measuring the percentage difference between the beginning and ending Index for the comparison period. The performance is adjusted for dividend or capital gain distributions (on the securities which comprise the Index), which are treated as reinvested at the end of the month during which the distribution was made. One percentage point will be subtracted from the calculation to help assure that incentive adjustments are attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number will be multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.

Where the Fund's Class A share performance exceeds that of the Index, the base fee will be increased. Where the performance of the Index exceeds the performance of the Fund's Class A share, the base fee will be decreased. The maximum monthly increase or decrease will be 0.08% of the Fund's average net assets on an annual basis.

For fiscal year 2000, the performance difference was less than 1%, so no adjustment was made.

The 12 month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being completed.

The management fee is paid monthly. Under the agreement, the total amount paid was $15,726,885 for fiscal year 2000, $9,417,660 for fiscal year 1999, and $5,953,408 for fiscal year 1998.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, paid by the Fund were $1,232,645 for fiscal year 2000, $873,009 for fiscal year 1999, and $887,606 for fiscal year 1998.

Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets                       Annual rate at
(billions)                   Each asset level
---------                    ----------------
First       $0.25                  0.040%
Next         0.25                  0.035
Next         0.25                  0.030
Next         0.25                  0.025
Over         1.00                  0.020



On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.022% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $944,752 for fiscal year 2000, $671,329 for fiscal year 1999, and $450,673 for fiscal year 1998.


Transfer Agency Agreement

The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19.00 per year, for Class B is $20.00 per year and for Class Y is $17.00 per year. The fees paid to AECSC may be changed by the board without shareholder approval.

DISTRIBUTION AGREEMENT

American Express Financial Advisors Inc. is the Fund's principal underwriter (distributor). The Fund's shares are offered on a continuous basis.

Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $12,126,368 for fiscal year 2000. After paying commissions to personal financial advisors, and other expenses, the amount retained was $(493,154). The amounts were $9,712,196 and $(308,978) for fiscal year 1999, and $8,090,835 and $(822,617)
for fiscal year 1998.

Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT

With respect to Class Y shares, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets. During the most recent fiscal year, the Fund also paid a shareholder service fee with respect to Class A and Class B shares at a rate of 0.175% of average daily net assets. The Shareholder Service Agreement for Class A and Class B shares was converted to a Plan and Agreement of Distribution effective July 1, 1999.

PLAN AND AGREEMENT OF DISTRIBUTION


For Class A and Class B shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B shares.


Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A and Class B shares; and overhead appropriately allocated to the sale of Class A and Class B shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $3,389,187 for Class A shares and $12,296,196 for Class B shares. For Class A shares, these fees were based on the 0.25% fee in effect as of July 1, 1999. The Plan was not effective with respect to Class A shares prior to July 1, 1999. For Class B shares, these fees were based on the 1.00% fee in effect as of July 1, 1999 and the 0.75% fee in effect prior thereto. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses).
However, a significant portion of the fee is generally used for sales and promotional expenses.


Custodian Agreement

The Fund's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

ORGANIZATIONAL INFORMATION

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members.
This means that you have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected.

Dividend Rights

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION

AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.

In addition to managing assets of more than $98 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management as of the end of the most recent fiscal year were more than $259 billion.

AEFA serves individuals and businesses through its nationwide network of more than 180 offices and more than 9,500 advisors.


FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS*

                                             Date of            Form of         State of     Fiscal
Fund                                      Organization        Organization    Organization  Year End  Diversified

AXP Bond Fund, Inc.                    6/27/74, 6/31/86***    Corporation        NV/MN        8/31       Yes

AXP Discovery Fund, Inc.               4/29/81, 6/13/86***    Corporation        NV/MN        7/31       Yes

AXP Equity Select Fund, Inc.**         3/18/57, 6/13/86***    Corporation        NV/MN       11/30       Yes

AXP Extra Income Fund, Inc.                 8/17/83           Corporation          MN         5/31       Yes

AXP Federal Income Fund, Inc.               3/12/85           Corporation          MN         5/31       Yes

AXP Global Series, Inc.                     10/28/88          Corporation          MN        10/31

   AXP Emerging Markets Fund                                                                             Yes

   AXP Global Balanced Fund                                                                              Yes

   AXP Global Bond Fund                                                                                  No

   AXP Global Growth Fund                                                                                Yes

   AXP Innovations Fund                                                                                  Yes

AXP Growth Series, Inc.                5/21/70, 6/13/86***    Corporation        NV/MN        7/31

   AXP Growth Fund                                                                                       Yes

   AXP Research Opportunities Fund                                                                       Yes

AXP High Yield Tax-Exempt Fund, Inc.        12/21/78,         Corporation        NV/MN       11/30       Yes
                                            6/13/86***

AXP International Fund, Inc.                7/18/84           Corporation          MN        10/31       Yes

AXP Investment Series, Inc.            1/18/40, 6/13/86***    Corporation        NV/MN        9/30

   AXP Diversified Equity Income Fund                                                                    Yes

   AXP Mutual                                                                                            Yes

AXP Managed Series, Inc.                    10/9/84           Corporation          MN         9/30

   AXP Managed Allocation Fund                                                                           Yes

AXP Market Advantage Series, Inc.           8/25/89           Corporation          MN         1/31

   AXP Blue Chip Advantage Fund                                                                          Yes

   AXP International Equity Index                                                                        No
   Fund

   AXP Mid Cap Index Fund                                                                                No

   AXP Nasdaq 100 Index Fund                                                                             No

   AXP S&P 500 Index Fund                                                                                No

   AXP Small Company Index Fund                                                                          Yes

   AXP Total Stock Market Index Fund                                                                     No

AXP Money Market Series, Inc.          8/22/75, 6/13/86***    Corporation        NV/MN        7/31

   AXP Cash Management Fund                                                                              Yes

AXP New Dimensions Fund, Inc.          2/20/68, 6/13/86***    Corporation        NV/MN        7/31       Yes

AXP Precious Metals Fund, Inc.              10/5/84           Corporation          MN         3/31       No

AXP Progressive Fund, Inc.             4/23/68, 6/13/86***    Corporation        NV/MN        9/30       Yes

AXP Selective Fund, Inc.               2/10/45, 6/13/86***    Corporation        NV/MN        5/31       Yes

AXP Stock Fund, Inc.                   2/10/45, 6/13/86***    Corporation        NV/MN        9/30       Yes

AXP Strategy Series, Inc.                   1/24/84           Corporation          MN         3/31

   AXP Equity Value Fund**                                                                               Yes

   AXP Small Cap Advantage Fund                                                                          Yes

   AXP Strategy Aggressive Fund**                                                                        Yes

AXP Tax-Exempt Series, Inc.            9/30/76, 6/13/86***    Corporation        NV/MN       11/31

   AXP Intermediate Tax-Exempt Fund                                                                      Yes

   AXP Tax-Exempt Bond Fund                                                                              Yes

AXP Tax-Free Money Fund, Inc.          2/29/80, 6/13/86***    Corporation        NV/MN       12/31       Yes

AXP Utilities Income Fund, Inc.             3/25/88           Corporation          MN         6/30       Yes

AXP California Tax-Exempt Trust             4/7/86            Business             MA         6/30
                                                              Trust****

   AXP California Tax-Exempt Fund                                                                        No

AXP Special Tax-Exempt Series Trust         4/7/86            Business             MA         6/30
                                                              Trust****

   AXP Insured Tax-Exempt Fund                                                                           Yes

   AXP Massachusetts Tax-Exempt Fund                                                                     No

   AXP Michigan Tax-Exempt Fund                                                                          No

   AXP Minnesota Tax-Exempt Fund                                                                         No

   AXP New York Tax-Exempt Fund                                                                          No

   AXP Ohio Tax-Exempt Fund                                                                              No

* At the shareholders meeting held on June 16, 1999, shareholders of the existing funds (except for AXP Small Cap Advantage Fund) approved the name change from IDS to AXP. In addition to substituting AXP for IDS, the following series changed their names: IDS Growth Fund, Inc. to AXP Growth Series, Inc., IDS Managed Retirement Fund, Inc. to AXP Managed Series, Inc., IDS Strategy Fund, Inc. to AXP Strategy Series, Inc., and IDS Tax-Exempt Bond Fund, Inc. to AXP Tax-Exempt Series, Inc.

** At the shareholders meeting held on Nov. 9, 1994, IDS Equity Plus Fund, Inc. changed its name to IDS Equity Select Fund, Inc. At that same time IDS Strategy Aggressive Equity Fund changed its name to IDS Strategy Aggressive Fund, and IDS Strategy Equity Fund changed its name to IDS Equity Value Fund.

***  Date merged into a Minnesota corporation incorporated on 4/7/86.

**** Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

BOARD MEMBERS AND OFFICERS

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. They serve 15 Master Trust portfolios and 58 American Express mutual funds.

Peter J. Anderson**
Born in 1942
IDS Tower 10
Minneapolis, MN

Senior vice president - investments and director of AEFC. Vice president - investments of the Fund


H. Brewster Atwater, Jr.'
Born in 1931
4900 IDS Tower
Minneapolis, MN


Retired chairman and chief executive officer, General Mills, Inc. Director, Merck & Co., Inc.


Arne H. Carlson+'*
Born in 1934
901 S. Marquette Ave.
Minneapolis, MN

Chairman and chief executive officer of the Fund. Chairman, Board Services Corporation (provides administrative services to boards). Former Governor of Minnesota.


Lynne V. Cheney
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W. Washington, D.C.


Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed-Martin, Union Pacific Resources and EXCIDE Corporation (auto parts and batteries).


David R. Hubers**
Born in 1943
2900 IDS Tower
Minneapolis, MN

President, chief executive officer and director of AEFC.

Heinz F. Hutter'
Born in 1929
P.O. Box 2187
Minneapolis, MN


Retired president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).


Anne P. Jones
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD


Attorney  and  telecommunications   consultant.  Former  partner,  law  firm  of
Sutherland, Asbill & Brennan. Director, Motorola, Inc. (electronics), and Amnex, Inc. (communications).


William R. Pearce'+
Born in 1927
2050 One Financial Plaza
Minneapolis, MN

RII Weyerhaeuser World Timberfund, L.P. (develops timber resources) - management committee. Retired vice chairman of the board, Cargill, Incorporated (commodity merchants and processors). Former chairman, American Express Funds.

Alan K. Simpson
Born in 1931
1201 Sunshine Ave.
Cody, WY

Director of The Institute of Politics, Harvard University. Former three-term United States Senator for Wyoming. Former Assistant Republican Leader, U.S. Senate. Director, PacifiCorp (electric power) and Biogen (bio-pharmaceuticals).

John R. Thomas+'**
Born in 1937
2900 IDS Tower
Minneapolis, MN

Senior vice president of AEFC. President of the Fund.

C. Angus Wurtele'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Retired chairman of the board and chief executive officer, The Valspar Corporation (paints). Director, Valspar, Bemis Corporation (packaging) and General Mills, Inc. (consumer foods).

+ Member of executive committee.


' Member of investment review committee.


* Interested person by reason of being an officer and employee of the Fund.

**Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. In addition to Mr. Carlson, who is chairman of the board, Mr. Thomas, who is president, and Mr. Anderson who is vice president, the Fund's other officers are:


Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN

President of Board Services Corporation. Vice president, general counsel and secretary for the Fund.

Officers who also are officers and employees of AEFC:

Frederick C. Quirsfeld
Born in 1947
IDS Tower 10
Minneapolis, MN

Vice president - taxable mutual fund investments of AEFC. Vice president - fixed income investments for the Fund.

John M. Knight
Born in 1952
IDS Tower 10
Minneapolis, MN

Vice president - investment accounting of AEFC. Treasurer for the Fund.

COMPENSATION FOR BOARD MEMBERS


During the most recent fiscal year, the independent members of the Fund board, for attending up to 24 meetings, received the following compensation:

                               Compensation Table

                                                  Total cash compensation from
                                                    American Express Funds and
                          Aggregate compensation       Preferred Master
Board member                from the Fund                  Trust Group

H. Brewster Atwater, Jr.      $2,517                        $115,958
Lynne V. Cheney                2,353                         104,358
Heinz F. Hutter                2,342                         105,383
Anne P. Jones                  2,353                         104,108
William R. Pearce              2,075                          94,033
Alan K. Simpson                2,303                         101,158
C. Angus Wurtele               2,475                         113,233

As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.

INDEPENDENT AUDITORS

The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Norwest Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

                                                 APPENDIX

                                          DESCRIPTION OF RATINGS

                                      Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         o    Nature of and provisions of the obligation.

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although
it  is  somewhat  more   susceptible  to  the  adverse  effects  of  changes  in
circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainies or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                      Moody's Long-Term Debt Ratings

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements--their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                            SHORT-TERM RATINGS

                                Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

         D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                                      Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

         SP-1     Strong   capacity  to  pay  principal  and  interest.   Issues
                  determined to possess very strong characteristics are given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3     Speculative capacity to pay principal and interest.

                                        Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
         Adequate alternate liquidity is maintained.

          Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                             Moody's & S&P's
                                     Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

                       AXPSM MARKET ADVANTAGE SERIES, INC.


                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR


                    AXPSM SMALL COMPANY INDEX FUND (the Fund)

                                 March 31, 2000

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, P.O. Box 534, Minneapolis, MN 55440-0534 or by calling 800-862-7919.


The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

AXP Market Advantage Series, Inc.
     AXP Small Company Index Fund

                                TABLE OF CONTENTS


Mutual Fund Checklist........................................p.3

Fundamental Investment Policies..............................p.5

Investment Strategies and Types of Investments...............p.6

Information Regarding Risks and Investment Strategies........p.8

Security Transactions.......................................p.28

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation......................p.29

Performance Information.....................................p.30

Valuing Fund Shares.........................................p.31

Investing in the Fund.......................................p.33

Selling Shares..............................................p.35

Pay-out Plans...............................................p.36

Taxes.......................................................p.37

Agreements..................................................p.39

Organizational Information..................................p.42

Board Members and Officers..................................p.44

Compensation for Board Members..............................p.47

Independent Auditors........................................p.47

Appendix:  Description of Ratings...........................p.48

MUTUAL FUND CHECKLIST
--------------------------------------------------------------------------------
          |X| Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

          |X| Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

          |X|  A higher rate of return typically involves a higher risk of loss.

          |X|  Past   performance   is  not  a  reliable   indicator  of  future
               performance.

          |X|  ALL mutual funds have costs that lower investment return.

          |X| You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

          |X| Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING:

Develop a Financial Plan

Have a plan - even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging:

------------------------------------------------------------------
Regular           Market Price        Shares
Investment        of a Share          Acquired
------------------------------------------------------------------
    $100               $6.00            16.7
     100                4.00            25.0
     100                4.00            25.0
     100                6.00            16.7
     100                5.00            20.0
   -----            --------          ------
    $500              $25.00           103.4

Average market price of a share over 5 periods:    $5.00 ($25.00 divided by 5)
The average price you paid for each share:         $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

FUNDAMENTAL INVESTMENT POLICIES
-------------------------------------------------------------------------------

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.


o    Lend Fund securities in excess of 30% of its net assets.

Except  for  the  fundamental   investment  policies  listed  above,  the  other
investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS


This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.


________________________________________________________________________________
Investment strategies & types of investments:          Allowable for the Fund?
________________________________________________________________________________
Agency and Government Securities                                 yes
Borrowing                                                        yes
Cash/Money Market Instruments                                    yes
Collateralized Bond Obligations                                  yes
Commercial Paper                                                 yes
Common Stock                                                     yes
Convertible Securities                                           yes
Corporate Bonds                                                  yes
Debt Obligations                                                 yes
Depositary Receipts                                              yes
Derivative Instruments                                           yes
Foreign Currency Transactions                                    yes
Foreign Securities                                               yes
High-Yield (High-Risk) Securities (Junk Bonds)                   no
Illiquid and Restricted Securities                               yes
Indexed Securities                                               yes
Inverse Floaters                                                 no
Investment Companies                                             yes
Lending of Portfolio Securities                                  yes
Loan Participations                                              yes
Mortgage- and Asset-Backed Securities                            no
Mortgage Dollar Rolls                                            no
Municipal Obligations                                            yes
Preferred Stock                                                  yes
Real Estate Investment Trusts                                    yes
Repurchase Agreements                                            yes
Reverse Repurchase Agreements                                    yes
Short Sales                                                      no
Sovereign Debt                                                   yes
Structured Products                                              yes
Variable- or Floating-Rate Securities                            yes
Warrants                                                         yes
When-Issued Securities                                           yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities             yes
________________________________________________________________________________

The following are guidelines that may be changed by the board at any time:

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in options, futures contracts and other financial instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o    The Fund will not invest in a company to control or manage it.


Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk will be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."


Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.


Credit Risk


The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.


Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

         Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

         Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

         Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

         Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk


The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.


Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance
Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money from banks for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments--money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.


The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common stock of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment
Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds


Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities.)


Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities.)


All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.


See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts


Some foreign securities are traded in the form of American  Depositary  Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments


Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.


Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.


         Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.


The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

         Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.


Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.


Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.


         Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.


One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

         Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.


         Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contacts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using futures contracts for hedging purposes, such an election may result in the Fund being required to defer recognizing losses incurred on futures contracts and on underlying securities identified as hedged positions and require recognition of unrealized gain.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.


The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

         Other Risks of Derivatives.


The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Since investments in foreign countries usually involve currencies of foreign countries, the value of an investor's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, an investor may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments. Many funds utilize diverse types of derivative instruments in connection with their foreign currency exchange transactions.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark, and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecast, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.


To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities.
Disposing of illiquid or restricted securities may involve time- consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risk associated with the securities of other investment companies includes: Management Risk and Market Risk.

Lending of Portfolio Securities


The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations


Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."


General  obligation  bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.


Municipal  lease  obligations  may  take the  form of a  lease,  an  installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.


Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements


The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales


With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "Short Sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks   associated   with   sovereign   debt   include:   Credit  Risk,
Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  structured  products  include:   Credit  Risk,
Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities


These instruments are contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the investor's other assets. In addition, when the Fund engages in forward commitment and when-issued transactions, it relies on the counterparty to consummate the transaction. The failure of the counterparty to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  zero-coupon,   step-coupon,   and  pay-in-kind
securities include: Credit Risk, Interest Rate Risk, and Management Risk.

SECURITY TRANSACTIONS
--------------------------------------------------------------------------------

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.


The Fund, AEFC and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.


The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.


On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.


Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.


All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.


Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


The Fund paid total brokerage commissions of $134,054 for fiscal year ended Jan. 31, 2000, $386,571 for fiscal year 1999, and $471,412 for fiscal year 1998.
Substantially all firms through whom transactions were executed provide research services.


No transactions were directed to brokers because of research services they provided to the Fund.

As of the end of the most recent fiscal year, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:


                                                Value of Securities
Name of Issuer                               owned at End of Fiscal Year
Dain Rauscher                                         $1,722,926
Jefferies Group                                        1,447,124
Raymond James Financial                                2,463,027

The portfolio turnover rate was 30% in the most recent fiscal year, and 29% in the year before.


BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN EXPRESS FINANCIAL CORPORATION
--------------------------------------------------------------------------------

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

No brokerage commissions were paid to brokers affiliated with AEFC for the three most recent fiscal years.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n = ERV

where:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                        P

where:         P =  a hypothetical initial payment of $1,000
             ERV =  ending redeemable value of a hypothetical  $1,000 payment, made at the beginning of a period,  at the end of the period
                    (or fractional portion thereof)

Standard & Poor's Small Capitalization Stock(R) Index total return

The Standard & Poor's Small  Capitalization  Stock Index ("S&P  SmallCap  600(R)
Index") consists of 600 domestic stocks chosen for market size, liquidity (bid/asked spread, ownership, share turnover and number of no trade days) and industry group representation. It is a market value weighted index.

The S&P SmallCap 600 Index is valued at the end of every day using composite prices and available shares. A geometric rate of return is calculated from the daily valuations.

S&P uses the ex-dividend date rather than the payment date to determine the total daily dividends for each day because the marketplace price adjustment for the dividend occurs on the ex-date. Treatment of special dividends, such as stock dividends and extraordinary dividends, paid by companies in the S&P SmallCap 600 Index is decided on a case-by-case basis.

The S&P SmallCap 600 Index total-return calculation assumes the reinvestment of dividends on a daily basis. Monthly, quarterly, and annual total-return numbers for the S&P SmallCap 600 Index are calculated by daily compounding of the reinvested dividends. The year-to-date total-return index is also calculated assuming daily reinvestment of dividends; however, the base period is the last day of the prior year.

The total return calculations for the S&P SmallCap 600 Index industry groups are calculated with dividends reinvested on a MONTHLY, not a daily basis. The quarterly and annual industry total return numbers are calculated by compounding the monthly total returns.

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P SmallCap 600 Index to track general stock market performance. The S&P SmallCap 600 Index is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund shares or the timing of the issuance or sale of those shares or in the determination or calculation of the equation by which the shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund's shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.


VALUING FUND SHARES
--------------------------------------------------------------------------------


As of the end of the most recent fiscal year, the computation looked like this:

             Net assets                    Shares outstanding              Net asset value of one
                                                                                    share
          ----------------- ------------- --------------------- ---------- ------------------------
Class A   $607,592,507       divided by      96,491,975          equals            $6.30
Class B    391,590,145                       63,907,563                             6.13
Class Y      2,784,696                          440,493                             6.32



In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

INVESTING IN THE FUND
--------------------------------------------------------------------------------

SALES CHARGE


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. For Class A, the public offering price for an investment of less than $50,000, is determined by dividing the NAV of one share by 0.9425 (1.00-0.0575 for a maximum 5.75% sales charge). The sales charge is paid to the Distributor by the person buying the shares.


Class A - Calculation of the Sales Charge

Sales charges are determined as follows:

                                                            Sales charge as a percentage of:
                                               ------------------------------------------------------------

                                                          Public                          Net
Amount of Investment                                  Offering Price                Amount Invested
--------------------                                  --------------                ---------------
Up to $50,000                                              5.75%                        6.10%
$50,000 - $99,999                                          4.75                         4.99
$100,000 - $249,999                                        3.75                         3.90
$250,000 - $499,999                                        2.50                         2.56
$500,000 - $999,999                                        2.00*                        2.04*
$1,000,000 or more                                         0.00                         0.00
*The sales charge will be waived until Dec. 31, 2000.


The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                          Number of Participants

Total Plan Assets                        1-99          100 or more
-----------------                        ----          -----------
Less than $1 million                      4%                0%
$1 million or more                        0%                0%

--------------------------------------------------------------------------------

Class A - Reducing the Sales Charge

The market value of your investments in the Fund determine your sales charges. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investment would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.75% sales charge that applies to investments of more than $50,000 and up to $100,000.

Class A - Letter of Intent (LOI)


If you intend to invest a large amount over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and will remain in effect for 13 months. The LOI start date can be backdated by 90 days. Your investments will be charged the charges that apply to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the shares will be released from escrow. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express funds other than Class A; purchases in American Express funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares.


Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o    Qualified employee benefit plans* if the plan:


          - uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has


               -    at least $10 million in plan assets or

               -    500 or more participants; or

          -    does not use daily transfer recordkeeping and has


               - at least $3 million invested in American Express mutual funds or


               -    500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit described above.


* Eligibility must be determined in advance. To do so, contact your financial advisor.


SYSTEMATIC INVESTMENT PROGRAMS

After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments - monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS

Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Directed dividends from AXP Cash Management Fund or AXP Tax-Free Money Fund will be subject to a sales charge. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o    Between  two  American  Express  Trust  Company  custodial   accounts  with
     different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS


The Fund or AECSC reserve the right to reject any business, in its sole discretion.


SELLING SHARES
--------------------------------------------------------------------------------

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS
--------------------------------------------------------------------------------


You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.


Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.


To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, P.O. Box 534, Minneapolis, MN 55440-0534, or call 800-437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.


The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

TAXES
-------------------------------------------------------------------------------

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another Fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example:


You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50 Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain
($1,100.00 - $942.50). You can include the $57.50 sales load in the basis of your shares in the second fund.


If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5.75% ($115) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the most recent fiscal year, 32.12% of the Fund's net investment income dividends qualified for the corporate deduction.

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.


Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.


Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to such stock, such dividend shall be included in gross income by the Fund as of the later of (1) the date such share became ex-dividend or (2) the date the Fund acquired such share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to take into income dividend income that it has not received and pay such income to its shareholders. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

AGREEMENTS
--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets                       Annual rate at
(billions)                   each asset level
---------                    ----------------
First     $0.25                   0.380%
Next       0.25                   0.370
Next       0.25                   0.360
Next       0.25                   0.350
Over       1.00                   0.340


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.365% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Lipper Small-Cap Core Index (Index). The performance of one Class A share of the Fund is measured by computing the percentage difference between the opening and closing net asset value of one Class A share of the Fund, as of the last business day of the period selected for comparison, adjusted for dividend or capital gain distributions which are treated as reinvested at the end of the month during which the distribution was made. The performance of the Index for the same period is established by measuring the percentage difference between the beginning and ending Index for the comparison period. The performance is adjusted for dividend or capital gain distributions (on the securities which comprise the Index), which are treated as reinvested at the end of the month during which the distribution was made. One percentage point will be subtracted from the calculation to help assure that incentive adjustments are attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number will be multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.

Where the Fund's Class A share performance exceeds that of the Index, the base fee will be increased. Where the performance of the Index exceeds the performance of the Fund's Class A share, the base fee will be decreased. The maximum monthly increase or decrease will be 0.12% of the Fund's average net assets on an annual basis.

The 12 month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. For fiscal year 2000 the performance difference was less than 1%, so no adjustment was made.

The management fee is paid monthly. Under the agreement, the total amount paid was $3,549,810 for fiscal year 2000, $3,011,812 for fiscal year 1999, and $1,080,910 for fiscal year 1998.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, paid by the Fund were $531,374 for fiscal year 2000, $847,116 for fiscal year 1999, and $628,519 for fiscal year 1998.


Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administrative and accounting services. The fee is calculated as follows:

Assets                       Annual rate at
(billions)                   each asset level
---------                    ----------------
First   $0.25                    0.10%
Next     0.25                    0.08
Next     0.25                    0.06
Next     0.25                    0.04
Over     1.00                    0.02


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.07% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $700,105 for fiscal year 2000, $632,666 for fiscal year 1999, and $324,356 for fiscal year 1998.


Transfer Agency Agreement

The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19.00 per year, for Class B is $20.00 per year and for Class Y is $17.00 per year. The fees paid to AECSC may be changed by the board without shareholder approval.

DISTRIBUTION AGREEMENT


American Express Financial Advisors Inc. is the Fund's principal underwriter (distributor). The Fund's shares are offered on a continuous basis.

Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $3,007,219 for fiscal year 2000. After paying commissions to personal financial advisors, and other expenses, the amount retained was $550,688. The amounts were $5,485,793 and $27,088 for fiscal year 1999, and $4,106,630 and $(432,620) for fiscal year 1998.

Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT


With respect to Class Y shares, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets. During the most recent fiscal year, the Fund also paid a shareholder service fee with respect to Class A and Class B shares at a rate of 0.175% of average daily net assets. The Shareholder Service Agreement for Class A and Class B shares was converted to a Plan and Agreement of Distribution effective July 1, 1999.


PLAN AND AGREEMENT OF DISTRIBUTION


For Class A and Class B shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B shares.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A and Class B shares; and overhead appropriately allocated to the sale of Class A and Class B shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $892,720 for Class A shares and $3,373,381 for Class B shares. For Class A shares, these fees were based on the 0.25% fee in effect as of July 1, 1999. The Plan was not effective with respect to Class A shares prior to July 1, 1999. For Class B shares, these fees were based on the 1.00% fee in effect as of July 1, 1999 and the 0.75% fee in effect prior thereto. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses).
However, a significant portion of the fee is generally used for sales and promotional expenses.


Custodian Agreement

The Fund's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

ORGANIZATIONAL INFORMATION
--------------------------------------------------------------------------------

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members.
This means that you have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected.

Dividend Rights

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION

AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $98 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management as of the end of the most recent fiscal year were more than $259 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 180 offices and more than 9,500 advisors.

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS*

                                             Date of            Form of         State of     Fiscal
Fund                                      Organization        Organization    Organization  Year End  Diversified
-------------------------------------- -------------------- ----------------- ------------- --------- -----------
AXP Bond Fund, Inc.                    6/27/74, 6/31/86***    Corporation        NV/MN        8/31       Yes

AXP Discovery Fund, Inc.               4/29/81, 6/13/86***    Corporation        NV/MN        7/31       Yes

AXP Equity Select Fund, Inc.**         3/18/57, 6/13/86***    Corporation        NV/MN       11/30       Yes

AXP Extra Income Fund, Inc.                  8/17/83          Corporation          MN         5/31       Yes

AXP Federal Income Fund, Inc.                3/12/85          Corporation          MN         5/31       Yes

AXP Global Series, Inc.                     10/28/88          Corporation          MN        10/31

   AXP Emerging Markets Fund                                                                             Yes

   AXP Global Balanced Fund                                                                              Yes

   AXP Global Bond Fund                                                                                   No

   AXP Global Growth Fund                                                                                Yes

   AXP Innovations Fund                                                                                  Yes

AXP Growth Series, Inc.                5/21/70, 6/13/86***    Corporation        NV/MN        7/31

   AXP Growth Fund                                                                                       Yes

   AXP Research Opportunities Fund                                                                       Yes

AXP High Yield Tax-Exempt Fund, Inc.        12/21/78,         Corporation        NV/MN       11/30       Yes
                                           6/13/86***

AXP International Fund, Inc.                 7/18/84          Corporation          MN        10/31       Yes

AXP Investment Series, Inc.            1/18/40, 6/13/86***    Corporation        NV/MN        9/30

   AXP Diversified Equity Income Fund                                                                    Yes

   AXP Mutual                                                                                            Yes

AXP Managed Series, Inc.                     10/9/84          Corporation          MN         9/30

   AXP Managed Allocation Fund                                                                           Yes

AXP Market Advantage Series, Inc.            8/25/89          Corporation          MN         1/31

   AXP Blue Chip Advantage Fund                                                                          Yes

   AXP International Equity Index                                                                         No
   Fund

   AXP Mid Cap Index Fund                                                                                 No

   AXP Nasdaq 100 Index Fund                                                                              No

   AXP S&P 500 Index Fund                                                                                 No

   AXP Small Company Index Fund                                                                          Yes

   AXP Total Stock Market Index Fund                                                                      No

AXP Money Market Series, Inc.          8/22/75, 6/13/86***    Corporation        NV/MN        7/31

   AXP Cash Management Fund                                                                              Yes

AXP New Dimensions Fund, Inc.          2/20/68, 6/13/86***    Corporation        NV/MN        7/31       Yes

AXP Precious Metals Fund, Inc.               10/5/84          Corporation          MN         3/31        No

AXP Progressive Fund, Inc.             4/23/68, 6/13/86***    Corporation        NV/MN        9/30       Yes

AXP Selective Fund, Inc.               2/10/45, 6/13/86***    Corporation        NV/MN        5/31       Yes

AXP Stock Fund, Inc.                   2/10/45, 6/13/86***    Corporation        NV/MN        9/30       Yes

AXP Strategy Series, Inc.                    1/24/84          Corporation          MN         3/31

   AXP Equity Value Fund**                                                                               Yes

   AXP Small Cap Advantage Fund                                                                          Yes

   AXP Strategy Aggressive Fund**                                                                        Yes

AXP Tax-Exempt Series, Inc.            9/30/76, 6/13/86***    Corporation        NV/MN       11/31

   AXP Intermediate Tax-Exempt Fund                                                                      Yes

   AXP Tax-Exempt Bond Fund                                                                              Yes

AXP Tax-Free Money Fund, Inc.          2/29/80, 6/13/86***    Corporation        NV/MN       12/31       Yes

AXP Utilities Income Fund, Inc.              3/25/88          Corporation          MN         6/30       Yes

AXP California Tax-Exempt Trust              4/7/86           BusinesTrust****     MA         6/30

   AXP California Tax-Exempt Fund                                                                         No

AXP Special Tax-Exempt Series Trust          4/7/86           BusinessTrust****    MA         6/30

   AXP Insured Tax-Exempt Fund                                                                           Yes

   AXP Massachusetts Tax-Exempt Fund                                                                      No

   AXP Michigan Tax-Exempt Fund                                                                           No

   AXP Minnesota Tax-Exempt Fund                                                                          No

   AXP New York Tax-Exempt Fund                                                                           No

   AXP Ohio Tax-Exempt Fund                                                                               No

* At the shareholders meeting held on June 16, 1999, shareholders of the existing funds (except for AXP Small Cap Advantage Fund) approved the name change from IDS to AXP. In addition to substituting AXP for IDS, the following series changed their names: IDS Growth Fund, Inc. to AXP Growth Series, Inc., IDS Managed Retirement Fund, Inc. to AXP Managed Series, Inc., IDS Strategy Fund, Inc. to AXP Strategy Series, Inc., and IDS Tax-Exempt Bond Fund, Inc. to AXP Tax-Exempt Series, Inc.

** At the shareholders meeting held on Nov. 9, 1994, IDS Equity Plus Fund, Inc. changed its name to IDS Equity Select Fund, Inc. At that same time IDS Strategy Aggressive Equity Fund changed its name to IDS Strategy Aggressive Fund, and IDS Strategy Equity Fund changed its name to IDS Equity Value Fund.

***  Date merged into a Minnesota corporation incorporated on 4/7/86.

**** Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

BOARD MEMBERS AND OFFICERS
--------------------------------------------------------------------------------

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. They serve 15 Master Trust portfolios and 58 American Express mutual funds.

Peter J. Anderson**
Born in 1942
IDS Tower 10
Minneapolis, MN

Senior vice president - investments and director of AEFC. Vice president - investments of the Fund.

H. Brewster Atwater, Jr.'
Born in 1931
4900 IDS Tower
Minneapolis, MN

Retired chairman and chief executive officer, General Mills, Inc. Director, Merck & Co., Inc.

Arne H. Carlson+'*
Born in 1934
901 S. Marquette Ave.
Minneapolis, MN


Chairman and chief executive officer of the Fund. Chairman, Board Services Corporation (provides administrative services to boards). Former Governor of Minnesota.


Lynne V. Cheney
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W. Washington, D.C.


Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed-Martin, Union Pacific Resources and EXCIDE Corporation (auto parts and batteries).

David R. Hubers**
Born in 1943
2900 IDS Tower
Minneapolis, MN

President, chief executive officer and director of AEFC.


Heinz F. Hutter'
Born in 1929
P.O. Box 2187
Minneapolis, MN


Retired president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).


Anne P. Jones
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney  and  telecommunications   consultant.  Former  partner,  law  firm  of
Sutherland, Asbill & Brennan. Director, Motorola, Inc. (electronics) and Amnex, Inc. (communications).

William R. Pearce'+
Born in 1927
2050 One Financial Plaza
Minneapolis, MN

RII Weyerhaeuser World Timberfund, L.P. (develops timber resources) - management committee. Retired vice chairman of the board, Cargill, Incorporated (commodity merchants and processors). Former chairman, American Express(R) Funds.


Alan K. Simpson
Born in 1931
1201 Sunshine Ave.
Cody, WY


Visiting lecturer and Director of The Institute of Politics, Harvard University. Former three-term United States Senator for Wyoming. Former Assistant Republican Leader, U.S. Senate. Director, Biogen (bio-pharmaceuticals).

John R. Thomas+'**
Born in 1937
2900 IDS Tower
Minneapolis, MN

Senior vice president of AEFC. President of the Fund.

C. Angus Wurtele'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Retired chairman of the board and chief executive officer, The Valspar Corporation (paints). Director, Valspar, Bemis Corporation (packaging) and General Mills, Inc. (consumer foods).


+ Member of executive committee.
' Member of investment review committee.
* Interested person by reason of being an officer and employee of the Fund. **Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. In addition to Mr. Carlson, who is chairman of the board, Mr. Thomas, who is president, and Mr. Anderson, who is vice president, the Fund's other officers are:


Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN

President of Board Services Corporation. Vice president, general counsel and secretary for the Fund.

Officers who also are officers and employees of AEFC:


Frederick C. Quirsfeld
Born in 1947
IDS Tower 10
Minneapolis, MN

Vice president - taxable mutual fund investments of AEFC. Vice president - fixed income investments for the Fund.

John M. Knight
Born in 1952
IDS Tower 10
Minneapolis, MN

Vice president - investment accounting of AEFC. Treasurer for the Fund.

COMPENSATION FOR BOARD MEMBERS
-------------------------------------------------------------------------------


During the most recent fiscal year, the independent members of the Fund board, for attending up to 24 meetings, received the following compensation:


                               Compensation Table


                                     Aggregate compensation         Total cash compensation from American
Board member                    --------------------------------    Express Funds and Preferred Master Trust
                                         from the Fund                              Group
H. Brewster Atwater, Jr.                   $1,475                                $115,958
Lynne V. Cheney                             1,249                                 104,358
Heinz F. Hutter                             1,300                                 105,383
Anne P. Jones                               1,249                                 104,108
William R. Pearce                           1,183                                  94,033
Alan K. Simpson                             1,199                                 101,158
C. Angus Wurtele                            1,433                                 113,233


As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.

INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Norwest Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

                         Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         o    Nature of and provisions of the obligation.

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although
it  is  somewhat  more   susceptible  to  the  adverse  effects  of  changes  in
circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainies or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         Moody's Long-Term Debt Ratings

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements--their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                               SHORT-TERM RATINGS

                   Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

          B Issues are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

         D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                         Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

         SP-1     Strong   capacity  to  pay  principal  and  interest.   Issues
                  determined to possess very strong characteristics are given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3     Speculative capacity to pay principal and interest.

                           Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                 Moody's & S&P's
                         Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

                       AXPSM MARKET ADVANTAGE SERIES, INC.


                       STATEMENT OF ADDITIONAL INFORMATION


                                       FOR


                            AXPSM S&P 500 INDEX FUND
                            AXPSM MID CAP INDEX FUND
                       AXPSM TOTAL STOCK MARKET INDEX FUND
                      AXPSM INTERNATIONAL EQUITY INDEX FUND
                           AXPSM NASDAQ 100 INDEX FUND

           (singularly and collectively, where the context requires,
                           referred to as the "Fund")


                                 March 31, 2000

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained by calling 800-AXP-SERV (TTY: 800-710-5260) or by writing to P.O. Box 59196, Minneapolis, MN 55459-0196.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

                                TABLE OF CONTENTS


Mutual Fund Checklist.................................................p. 3

Fundamental Investment Policies.......................................p. 5

Investment Strategies and Types of Investments........................p. 6

Information Regarding Risks and Investment Strategies.................p. 8

Security Transactions................................................p. 30


Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation...............................p. 33

Performance Information..............................................p. 33

Valuing Fund Shares..................................................p. 34

Investing in the Fund................................................p. 35

Selling Shares.......................................................p. 36

Taxes................................................................p. 36

Agreements...........................................................p. 38

Organizational Information...........................................p. 42

Board Members and Officers...........................................p. 45

Compensation for Board Members.......................................p. 48

Independent Auditors.................................................p. 48

Appendix A: Description of Ratings...................................p. 49

Appendix B: Additional Information about the Indexes.................p. 54

MUTUAL FUND CHECKLIST
-------------------------------------------------------------------------------

                    |X|
                              Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.
                    |X|
                              Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.
                    |X|
                              A higher rate of return typically involves a higher risk of loss.
                    |X|
                              Past performance is not a reliable indicator of future performance.

                    |X|
                              ALL mutual funds have costs that lower investment return.

                    |X|
                              Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING:

Develop a Financial Plan

Have a plan - even a simple plan can help you take control of your financial future.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging:

------------------------------------------------------------------------------
Regular           Market Price        Shares
Investment        of a Share          Acquired
------------------------------------------------------------------------------
    $100               $6.00            16.7
     100                4.00            25.0
     100                4.00            25.0
     100                6.00            16.7
     100                5.00            20.0
   -----            --------          ------
    $500              $25.00           103.4

Average market price of a share over 5 periods:    $5.00 ($25.00 divided by 5)
The average price you paid for each share:         $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

FUNDAMENTAL INVESTMENT POLICIES
-------------------------------------------------------------------------------

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

(All Funds)

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry, unless that industry represents more than 25% of the index tracked by the Fund. For all other industries, in accordance with the current interpretation by the Securities and Exchange Commission (SEC), no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

o    Lend Fund securities in excess of 30% of its net assets.

o    Issue senior securities, except as permitted under the 1940 Act.

Except  for  the  fundamental   investment  policies  listed  above,  the  other
investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS
-------------------------------------------------------------------------------

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies & types of                                      Allowable for
investments:                                                             the Fund
------------------------------------------- -------------------------------------------------------------------

                                                                      AXP Total     AXP
                                            AXP S&P                   Stock         International AXP Nasdaq
                                            500 Index   AXP Mid Cap   Market        Equity        100 Index
                                            Fund        Index Fund    Index Fund    Index Fund    Fund

Agency and Government Securities               yes          yes           yes           yes           yes

Borrowing                                      yes          yes           yes           yes           yes

Cash/Money Market Instruments                  yes          yes           yes           yes           yes

Collateralized Bond Obligations                yes          yes           yes           yes           yes

Commercial Paper                               yes          yes           yes           yes           yes

Common Stock                                   yes          yes           yes           yes           yes

Convertible Securities                         yes          yes           yes           yes           yes

Corporate Bonds                                yes          yes           yes           yes           yes

Debt Obligations                               yes          yes           yes           yes           yes

Depositary Receipts                            yes          yes           yes           yes           yes

Derivative Instruments                         yes          yes           yes           yes           yes

Foreign Currency Transactions                  yes          yes           yes           yes           yes

Foreign Securities                             yes          yes           yes           yes           yes

High-Yield (High-Risk) Securities (Junk         no           no            no            no            no
Bonds)

Illiquid and Restricted Securities             yes          yes           yes           yes           yes

Indexed Securities                             yes          yes           yes           yes           yes

Inverse Floaters                                no           no            no            no            no

Investment Companies                           yes          yes           yes           yes           yes

Lending of Portfolio Securities                yes          yes           yes           yes           yes

Loan Participations                            yes          yes           yes           yes           yes

Mortgage- and Asset-Backed Securities           no           no            no            no            no

Mortgage Dollar Rolls                           no           no            no            no            no

Municipal Obligations                          yes          yes           yes           yes           yes

Preferred Stock                                yes          yes           yes           yes           yes

Real Estate Investment Trusts                  yes          yes           yes           yes           yes

Repurchase Agreements                          yes          yes           yes           yes           yes

Reverse Repurchase Agreements                  yes          yes           yes           yes           yes

Short Sales                                    yes          yes           yes           yes           yes

Sovereign Debt                                 yes          yes           yes           yes           yes

Structured Products                            yes          yes           yes           yes           yes

Variable- or Floating-Rate Securities          yes          yes           yes           yes           yes

Warrants                                       yes          yes           yes           yes           yes

When-Issued Securities                         yes          yes           yes           yes           yes

Zero-Coupon, Step-Coupon, and Pay-in-Kind      yes          yes           yes           yes           yes
Securities


The following are guidelines that may be changed by the board at any time:

(All Funds)

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o The Fund will not buy on margin, except the Fund may make margin payments in connection with transactions in futures contracts.

For additional information about the Indexes, see Appendix B.

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk will be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk


The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.


Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

         Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

         Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

         Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

         Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance
Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money from banks for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments--money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common stock of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment
Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities.)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities.)


All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.


See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American  Depositary  Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.


A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.


Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

         Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

         Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.


Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

         Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

         Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.


         Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contacts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using futures contracts for hedging purposes, such an election may result in the Fund being required to defer recognizing losses incurred on futures contracts and on underlying securities identified as hedged positions and require recognition of unrealized gains.


Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

         Other Risks of Derivatives.


The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Since investments in foreign countries usually involve currencies of foreign countries, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to sell currencies. It also may buy put options and write covered call options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities


Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.


The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark, and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecast, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities.
Disposing of illiquid or restricted securities may involve time- consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risk associated with the securities of other investment companies includes: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations


Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."


General  obligation  bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal  lease  obligations  may  take the  form of a  lease,  an  installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales


With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks   associated   with   sovereign   debt   include:   Credit  Risk,
Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  structured  products  include:   Credit  Risk,
Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities


These instruments are contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the investor's other assets. In addition, when the Fund engages in forward commitment and when-issued transactions, it relies on the counterparty to consummate the transaction. The failure of the counterparty to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  zero-coupon,   step-coupon,   and  pay-in-kind
securities include: Credit Risk, Interest Rate Risk, and Management Risk.

SECURITY TRANSACTIONS
-------------------------------------------------------------------------------

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.


The Fund, AEFC and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.


The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.


On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.


Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but

AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.


All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.


Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution.


On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.

For fiscal period ended Jan. 31, 2000, each Fund paid the following total brokerage commissions. Substantially all firms through whom transactions were executed provide research services.

                                            Fiscal Period
Fund                                             2000
------------------------------------------------------------------------------
S&P 500 Index Fund                           $ 3,408
Mid Cap Index Fund                             2,530
Total Stock Market Index Fund                  4,854
International Equity Index Fund               13,474
Nasdaq 100 Index Fund                          3,153

No transactions were directed to brokers because of research services they provided to each Fund.

As of the end of the most recent fiscal period, International Equity Index Fund and Nasdaq 100 Index Fund held no securities of their regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.

As of the end of the most recent  fiscal  period,  S&P 500 Index  Fund,  Mid Cap
Index Fund and Total Stock Market Index Fund held securities of their regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                                                     Value of Securities
                    Name of Issuer           Owned at end of fiscal period

S&P 500 Index Fund
Bank of America                                         $109,178
Bear Stearns Companies                                     6,476
Chase Manhattan                                           87,596
FleetBoston Financial                                     38,008
Lehman Brothers Holdings                                  11,297
Merrill Lynch                                             42,508
Morgan (JP)                                               28,124
Morgan Stanley                                            97,520
Paine Webber Group                                         7,226
Schwab (Charles)                                          39,056

Mid Cap Index Fund
Edwards (AG)                                              38,922
Legg Mason                                                26,808

Total Stock Market Index Fund
Bank of America                                          130,102
Bear Stearns Companies                                     7,838
Chase Manhattan                                          104,085
Dain Rauscher                                              2,166
Edwards (AG)                                               4,836
FleetBoston Financial                                     45,049
Goldman Sachs Group                                        9,804
Jefferies Group                                            2,228
Legg Mason                                                 3,245
Lehman Brothers Holdings                                  13,299
Merrill Lynch                                             49,881
Morgan (JP)                                               33,527
Morgan Keegan                                              1,740
Morgan Stanley                                           117,527
Paine Webber Group                                         8,687
Raymond James Financial                                    2,185
Schwab (Charles)                                          45,835
Travelers Property Casualty                                3,553

The portfolio turnover rates in the most recent fiscal period were as follows:

                                               Portfolio turnover
Fund                                                 rate
-------------------------------------------------------------------------------
S&P 500 Index Fund                                   37%
Mid Cap Index Fund                                   16
Total Stock Market Index Fund                         4
International Equity Index Fund                       4
Nasdaq 100 Index Fund                                51

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN EXPRESS FINANCIAL CORPORATION
-------------------------------------------------------------------------------

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


No brokerage commissions were paid to brokers affiliated with AEFC for the most recent fiscal period.


PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN


The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                  P(1+T)n = ERV

where:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN


The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:


                                     ERV - P
                                        P

where:         P =  a hypothetical initial payment of $1,000
             ERV =  ending redeemable value of a hypothetical  $1,000 payment, made at the beginning of a period,  at the end of the period
                    (or fractional portion thereof)

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

VALUING FUND SHARES
-------------------------------------------------------------------------------

As of the end of the most recent fiscal period, the computation looked like this:



                                                         Shares
 Fund                         Net assets               outstanding          Net asset value of one share
------------------------------- ----------- ----------- ------------ ------- ---------------------------
S&P 500 Index Fund                          Divided by               equals
    Class D                     $7,158,022              1,320,235                    $5.42
    Class E                      9,344,968              1,722,656                     5.42

Mid Cap Index Fund
    Class D                      4,003,896                700,920                     5.71
    Class E                      8,168,372              1,429,563                     5.71

Total Stock Market  Index Fund
    Class D                                             1,306,169                     5.76
    Class E                      7,521,896              2,843,133                     5.76
                                16,377,676
International Equity Index
Fund
    Class D                      6,884,763              1,271,158                     5.42
    Class E                     15,374,765              2,836,948                     5.42

Nasdaq 100 Index Fund
    Class D                     11,043,321              1,468,827                     7.52
    Class E                     12,674,074              1,684,565                     7.52


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):


o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.


o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.


INVESTING IN THE FUND
-------------------------------------------------------------------------------


Class E shares are available to certain institutional investors. Class E shares are sold without a sales charge and are not subject to a distribution fee. The following institutional investors are eligible to purchase Class E shares:


o    Qualified employee benefit plans* if the plan:


     - uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has


         - at least $10 million in plan assets or

         -500 or more participants; or

     - does not use daily transfer recordkeeping and has


         -at least $3 million invested in American Express mutual funds or


         -500 or more participants.


o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million invested in American Express mutual funds.


o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit described above.


o Eligibility must be determined in advance. To do so, contact your financial advisor.

SELLING SHARES
-------------------------------------------------------------------------------

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Funds to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board members may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund reserves the right to redeem, involuntarily, the shares of any shareholder whose account has a value of less than a minimum amount but only where the value of such account has been reduced by voluntary redemption of shares. Until further notice, it is the policy of the Fund not to exercise this right with respect to any shareholder whose account has a value of $1,000 or more ($500 in the case of Custodial accounts, IRAs and other retirement plans). In any event, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the accounts to at least $1,000.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of that Fund at the beginning of such period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make payments in whole or in part in securities or other assets in case of an emergency, or if the payment of such redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In such circumstances, the securities distributed would be valued as set forth in the Prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Rejection of Business

The Fund reserves the right to reject any business, in its sole discretion.

TAXES
-------------------------------------------------------------------------------

You may be able to defer taxes on current income from a Fund by investing through an IRA 401(k) plan account or other qualified retirement account. If you move all or part of a non-qualified investment in a Fund to a qualified account, this type of exchange is considered a redemption of shares. You pay no sales charge, but the exchange may result in a gain or loss for tax purposes, or excess contributions under IRA or qualified plan regulations.

Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the most recent fiscal period, the following percent of the Fund's net investment income dividends qualified for the corporate deduction.

                                            Fiscal Period
Fund                                            2000
-------------------------------------------------------------------------------
S&P 500 Index Fund                           100.00%
Mid Cap Index Fund                            14.45
Total Stock Market Index Fund                 80.70

No dividends were paid for International Equity Index Fund or Nasdaq 100 Index Fund.


The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to such stock, such dividend shall be included in gross income by the Fund as of the later of (1) the date such share became ex-dividend or (2) the date the Fund acquired such share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to take into income dividend income that it has not received and pay such income to its shareholders. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

AGREEMENTS
-------------------------------------------------------------------------------

Investment Management Services Agreement

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.


For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.


           AXP S&P 500 Index Fund                  AXP Mid Cap Index Fund
         Assets           Annual rate at         Assets         Annual rate at
       (billions)        each asset level      (billions)      each asset level
  ------------------     ----------------    -------------    ----------------
  First     $0.25             0.24%         First     $0.25         0.26%
  Next       0.25             0.24          Next       0.25         0.26
  Next       0.25             0.24          Next       0.25         0.26
  Next       0.25             0.24          Next       0.25         0.26
  Next       1.00             0.23          Next       1.00         0.25
  Next       3.00             0.22          Next       3.00         0.24
  Over       5.00             0.21          Over       5.00         0.23


    AXP Total Stock Market Index Fund       AXP International Equity Index Fund
        Assets           Annual rate at         Assets      Annual rate at each
     (billions)          each asset level      (billions)        asset level
 ----------------      ------------------     ------------   ------------------
 First     $0.25              0.30%        First     $0.25           0.50%
 Next       0.25              0.30         Next       0.25           0.50
 Next       0.25              0.29         Next       0.25           0.49
 Next       0.25              0.29         Next       0.25           0.49
 Next       1.00              0.28         Next       1.00           0.48
 Next       3.00              0.27         Next       3.00           0.47
 Over       5.00              0.26         Over       5.00           0.46

       AXP Nasdaq 100 Index Fund
       Assets          Annual rate at
     (billions)       each asset level
 -----------------    -----------------
First     $0.25             0.38%
Next       0.25             0.38
Next       0.25             0.37
Next       0.25             0.37
Next       1.00             0.36
Next       3.00             0.35
Over       5.00             0.34



On the last day of the most recent fiscal period, the daily rate applied to each Fund's net assets was equal to the following percent on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

Fund                                        Daily rate
-------------------------------------------------------------------------------
S&P 500 Index Fund                          0.24%
Mid Cap Index Fund                          0.25
Total Stock Market Index Fund               0.30
International Equity Index Fund             0.50
Nasdaq 100 Index Fund                       0.38

The management fee is paid monthly. The table below shows the total amount paid by each Fund over the past fiscal period. AEFC has agreed to certain fee waivers and expense reimbursements as discussed in the Fund's prospectus.

                                            Fiscal Period
Fund                                            2000
-------------------------------------------------------------------------------
S&P 500 Index Fund                          $ 8,319
Mid Cap Index Fund                            8,233
Total Stock Market Index Fund                19,190
International Equity Index Fund              29,704
Nasdaq 100 Index Fund                        17,173

Under the Agreement, each Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Funds, approved by the board. Under the Agreement each Fund pays nonadvisory expenses, net of expenses voluntarily reimbursed by AEFC. The table below shows the expenses paid over the past fiscal period.

                                            Fiscal Period
Fund                                            2000
-------------------------------------------------------------------------------
S&P 500 Index Fund                           $1,122
Mid Cap Index Fund                            2,525
Total Stock Market Index Fund                 5,216
International Equity Index Fund                 151
Nasdaq 100 Index Fund                         3,726

Sub-Investment Adviser:

State  Street  Global   Advisors   (Sub-Adviser)   manages  the  assets  of  AXP
International Equity Index Fund. Sub-Adviser, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under an Investment Sub-Advisory Agreement with AEFC.


Sub-Adviser has been providing investment advisory services since 1978, and as of Jan. 31, 2000 manages more than $667 billion in assets. Sub-Adviser is a division of State Street Bank and Trust Company, a wholly-owned subsidiary of State Street Corporation. State Street Corporation services financial assets, including custody, pricing and asset management, for retail and institutional clients.


ADMINISTRATIVE SERVICES AGREEMENT

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

  AXP S&P 500 Index Fund                  AXP Mid Cap Index Fund

        Assets           Annual rate at         Assets         Annual rate at
       (billions)       each asset level      (billions)      each asset level
------------------     -----------------   ---------------   ------------------
 First     $0.25             0.080%        First     $0.25         0.080%
 Next       0.25             0.080         Next       0.25         0.080
 Next       0.25             0.080         Next       0.25         0.080
 Next       0.25             0.080         Next       0.25         0.080
 Next       1.00             0.075         Next       1.00         0.075
 Next       3.00             0.070         Next       3.00         0.070
 Over       5.00             0.065         Over       5.00         0.065

    AXP Total Stock Market Index Fund       AXP International Equity Index Fund
        Assets           Annual rate at         Assets      Annual rate at each
    (billions)          each asset level      (billions)        asset level
 -----------------     -----------------   ---------------  -------------------
 First     $0.25             0.110%        First     $0.25         0.100%
 Next       0.25             0.110         Next       0.25         0.100
 Next       0.25             0.105         Next       0.25         0.095
 Next       0.25             0.105         Next       0.25         0.095
 Next       1.00             0.100         Next       1.00         0.090
 Next       3.00             0.095         Next       3.00         0.085
 Over       5.00             0.090         Over       5.00         0.080


       AXP Nasdaq 100 Index Fund
       Assets          Annual rate at
     (billions)       each asset level
-----------------    -----------------
First     $0.25             0.060%
Next       0.25             0.060
Next       0.25             0.055
Next       0.25             0.055
Next       1.00             0.050
Next       3.00             0.045
Over       5.00             0.040



On the last day of the most recent fiscal period, the daily rate applied to each Fund's net assets was equal to the following percent on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

Fund                                        Daily rate
-------------------------------------------------------------------------------
S&P 500 Index Fund                          0.080%
Mid Cap Index Fund                          0.080
Total Stock Market Index Fund               0.110
International Equity Index Fund             0.100
Nasdaq 100 Index Fund                       0.060

The following fees were paid under the agreement for the most recent fiscal period.

                                            Fiscal Period
Fund                                            2000
-------------------------------------------------------------------------------
S&P 500 Index Fund                           $3,622
Mid Cap Index Fund                            3,382
Total Stock Market Index Fund                 6,935
International Equity Index Fund               8,210
Nasdaq 100 Index Fund                         2,712



TRANSFER AGENCY AGREEMENT

The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs the responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. The fee is determined by multiplying the number of shareholder accounts at the end of the day by a rate of $19 per year and dividing by the number of days in the year. The fees paid to AECSC may be changed by the board without shareholder approval.

DISTRIBUTION AGREEMENT


American Express Financial Advisors Inc. is the Fund's principal underwriter (distributor). The Fund's shares are offered on a continuous basis.


PLAN AND AGREEMENT OF DISTRIBUTION


For Class D shares, to help defray the cost of distribution and servicing, the Fund and the Distributor entered into a Plan and Agreement of Distribution
(Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee for expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class D shares.


Expenses covered under this Plan include sales commissions, business, employee and financial advisor expenses charged to distribution of Class D shares; and overhead appropriately allocated to the sale of Class D shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the funds.


The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.



The following fees were paid under the Plan for Class D shares for the most recent fiscal period.

                                            Fiscal Period
Fund                                            2000
-------------------------------------------------------------------------------
S&P 500 Index Fund                           $3,155
Mid Cap Index Fund                            2,451
Total Stock Market Index Fund                 4,872
International Equity Index Fund               4,525
Nasdaq 100 Index Fund                         4,263



Custodian Agreement

The Fund's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.


The custodian has entered into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.


ORGANIZATIONAL INFORMATION
-------------------------------------------------------------------------------

The Fund is an open-end management investment company. The Fund headquarters are at P.O. Box 59196, Minneapolis, MN 55459-0196.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members.
This means that you have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected.

Dividend Rights

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.



AMERICAN EXPRESS FINANCIAL CORPORATION

AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.

In addition to managing assets of more than $98 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management as of the end of the most recent fiscal period were more than $259 billion.

AEFA serves individuals and businesses through its nationwide network of more than 180 offices and more than 9,500 advisors.



FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS*

                                             Date of            Form of         State of     Fiscal
Fund                                      Organization        Organization    Organization  Year End  Diversified
-------------------------------------- -------------------- ----------------- ------------- --------- -----------
AXP Bond Fund, Inc.                    6/27/74, 6/31/86***    Corporation        NV/MN        8/31       Yes


AXP Discovery Fund, Inc.               4/29/81, 6/13/86***    Corporation        NV/MN        7/31       Yes

AXP Equity Select Fund, Inc.**         3/18/57, 6/13/86***    Corporation        NV/MN       11/30       Yes

AXP Extra Income Fund, Inc.                  8/17/83          Corporation          MN         5/31       Yes

AXP Federal Income Fund, Inc.                3/12/85          Corporation          MN         5/31       Yes

AXP Global Series, Inc.                     10/28/88          Corporation          MN        10/31

   AXP Emerging Markets Fund                                                                             Yes

   AXP Global Balanced Fund                                                                              Yes

   AXP Global Bond Fund                                                                                   No

   AXP Global Growth Fund                                                                                Yes

   AXP Innovations Fund                                                                                  Yes

AXP Growth Series, Inc.                5/21/70, 6/13/86***    Corporation        NV/MN        7/31

   AXP Growth Fund                                                                                       Yes

   AXP Research Opportunities Fund                                                                       Yes

AXP High Yield Tax-Exempt Fund, Inc.        12/21/78,         Corporation        NV/MN       11/30       Yes
                                           6/13/86***

AXP International Fund, Inc.                 7/18/84          Corporation          MN        10/31       Yes

AXP Investment Series, Inc.            1/18/40, 6/13/86***    Corporation        NV/MN        9/30

   AXP Diversified Equity Income Fund                                                                    Yes

   AXP Mutual                                                                                            Yes

AXP Managed Series, Inc.                     10/9/84          Corporation          MN         9/30

   AXP Managed Allocation Fund                                                                           Yes

AXP Market Advantage Series, Inc.            8/25/89          Corporation          MN         1/31

   AXP Blue Chip Advantage Fund                                                                          Yes

   AXP International Equity Index                                                                         No
   Fund

   AXP Mid Cap Index Fund                                                                                 No

   AXP Nasdaq 100 Index Fund                                                                              No

   AXP S&P 500 Index Fund                                                                                 No

   AXP Small Company Index Fund                                                                          Yes

   AXP Total Stock Market Index Fund                                                                      No

AXP Money Market Series, Inc.          8/22/75, 6/13/86***    Corporation        NV/MN        7/31

   AXP Cash Management Fund                                                                              Yes

AXP New Dimensions Fund, Inc.          2/20/68, 6/13/86***    Corporation        NV/MN        7/31       Yes

AXP Precious Metals Fund, Inc.               10/5/84          Corporation          MN         3/31        No

AXP Progressive Fund, Inc.             4/23/68, 6/13/86***    Corporation        NV/MN        9/30       Yes

AXP Selective Fund, Inc.               2/10/45, 6/13/86***    Corporation        NV/MN        5/31       Yes

AXP Stock Fund, Inc.                   2/10/45, 6/13/86***    Corporation        NV/MN        9/30       Yes

AXP Strategy Series, Inc.                    1/24/84          Corporation          MN         3/31

   AXP Equity Value Fund**                                                                               Yes

   AXP Small Cap Advantage Fund                                                                          Yes

   AXP Strategy Aggressive Fund**                                                                        Yes

AXP Tax-Exempt Series, Inc.            9/30/76, 6/13/86***    Corporation        NV/MN       11/31

   AXP Intermediate Tax-Exempt Fund                                                                      Yes

   AXP Tax-Exempt Bond Fund                                                                              Yes

AXP Tax-Free Money Fund, Inc.          2/29/80, 6/13/86***    Corporation        NV/MN       12/31       Yes

AXP Utilities Income Fund, Inc.              3/25/88          Corporation          MN         6/30       Yes

AXP California Tax-Exempt Trust              4/7/86             Business           MA         6/30
                                                               Trust****

   AXP California Tax-Exempt Fund                                                                         No

AXP Special Tax-Exempt Series Trust          4/7/86             Business           MA         6/30
                                                               Trust****

   AXP Insured Tax-Exempt Fund                                                                           Yes

   AXP Massachusetts Tax-Exempt Fund                                                                      No

   AXP Michigan Tax-Exempt Fund                                                                           No

   AXP Minnesota Tax-Exempt Fund                                                                          No

   AXP New York Tax-Exempt Fund                                                                           No

   AXP Ohio Tax-Exempt Fund                                                                               No


* At the shareholders meeting held on June 16, 1999, shareholders of the existing funds (except for AXP Small Cap Advantage Fund) approved the name change from IDS to AXP. In addition to substituting AXP for IDS, the following series changed their names: IDS Growth Fund, Inc. to AXP Growth Series, Inc., IDS Managed Retirement Fund, Inc. to AXP Managed Series, Inc., IDS Strategy Fund, Inc. to AXP Strategy Series, Inc., and IDS Tax-Exempt Bond Fund, Inc. to AXP Tax-Exempt Series, Inc.
** At the shareholders meeting held on Nov. 9, 1994, IDS Equity Plus Fund, Inc. changed its name to IDS Equity Select Fund, Inc. At that same time IDS Strategy Aggressive Equity Fund changed its name to IDS Strategy Aggressive Fund, and IDS Strategy Equity Fund changed its name to IDS Equity Value Fund.
***  Date merged into a Minnesota corporation incorporated on 4/7/86.
**** Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.


-------------------------------------------------------------------------------
BOARD MEMBERS AND OFFICERS

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. They serve 15 Master Trust portfolios and 58 American Express mutual funds.



Peter J. Anderson**
Born in 1942
IDS Tower 10
Minneapolis, MN

Senior    vice    president-investments    and    director    of   AEFC.    Vice
president-investments of the Fund.


H. Brewster Atwater, Jr.'
Born in 1931
4900 IDS Tower
Minneapolis, MN

Retired chairman and chief executive officer, General Mills, Inc. Director, Merck & Co., Inc.


Arne H. Carlson+'*
Born in 1934
901 S. Marquette Ave.
Minneapolis, MN

Chairman and chief executive officer of the Fund. Chairman, Board Services Corporation (provides administrative services to boards). Former Governor of Minnesota.

Lynne V. Cheney
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W. Washington, D.C.


Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed-Martin, Union Pacific Resources and EXCIDE Corporation (auto parts and batteries).

David R. Hubers**
Born in 1943
2900 IDS Tower
Minneapolis, MN

President, chief executive officer and director of AEFC.


Heinz F. Hutter'


Born in 1929
P.O. Box 2187
Minneapolis, MN

Retired president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).


Anne P. Jones


Born in 1935
5716 Bent Branch Rd.
Bethesda, MD


Attorney  and  telecommunications   consultant.  Former  partner,  law  firm  of
Sutherland, Asbill & Brennan. Director, Motorola, Inc. (electronics), and Amnex, Inc. (communications).

William R. Pearce'+


Born in 1927
2050 One Financial Plaza
Minneapolis, MN


RII Weyerhaeuser World Timberfund, L.P. (develops timber resources) - management committee. Retired vice chairman of the board, Cargill, Incorporated (commodity merchants and processors). Former chairman, American Express Funds.

Alan K. Simpson


Born in 1931
1201 Sunshine Ave.
Cody, WY


Visting Lecturer and Director of The Institute of Politics, Harvard University. Former three-term United States Senator for Wyoming. Former Assistant Republican Leader, U.S. Senate. Director, Biogen (bio-pharmaceuticals).


John R. Thomas+'**
Born in 1937
2900 IDS Tower
Minneapolis, MN


Senior vice president of AEFC. President of the Fund.

C. Angus Wurtele'


Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN


Retired chairman of the board and chief executive officer, The Valspar Corporation (paints). Director, Valspar, Bemis Corporation (packaging) and General Mills, Inc. (consumer foods).

+ Member of executive committee.
' Member of investment review committee.
* Interested person by reason of being an officer and employee of the Fund. **Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.


The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. In addition to Mr. Carlson, who is chairman of the board, Mr. Thomas, who is president, and Mr. Anderson, who is vice president, the Fund's other officers are:


Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN

President of Board Services Corporation. Vice president, general counsel and secretary for the Fund.

Officers who also are officers and employees of AEFC:


Frederick C. Quirsfeld
Born in 1947
IDS Tower 10
Minneapolis, MN

Vice president - taxable mutual fund investments of AEFC. Vice president - fixed income investments for the Fund.

John M. Knight
Born in 1952
IDS Tower 10
Minneapolis, MN

Vice president - investment accounting of AEFC. Treasurer for the Fund.

COMPENSATION FOR BOARD MEMBERS
-------------------------------------------------------------------------------

During the most recent fiscal period, the independent members of the Fund board, for attending up to 24 meetings, received the following compensation:

                               Compensation Table

                                       Total Stock Market Index Fund       Total cash compensation from
                                       ---------------------------------  ---------------------------------
Board member                           Aggregate                          American Express Funds and
                                       compensation from the Fund         Preferred Master Trust Group
H. Brewster Atwater, Jr.                      $158                                $115,958
Lynne V. Cheney                                158                                 104,358
Heinz F. Hutter                                158                                 105,383
Anne P. Jones                                  108                                 104,108
William R. Pearce                              158                                  94,033
Alan K. Simpson                                108                                 101,158
C. Angus Wurtele                               108                                 113,233


No board compensation was paid for S&P 500 Index Fund, Mid Cap Index Fund, International Equity Index Fund or Nasdaq 100 Index Fund.

As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


INDEPENDENT AUDITORS
-------------------------------------------------------------------------------


The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Norwest Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

                         Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         o    Nature of and provisions of the obligation.

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although
it  is  somewhat  more   susceptible  to  the  adverse  effects  of  changes  in
circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         Moody's Long-Term Debt Ratings

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements--their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                               SHORT-TERM RATINGS

                   Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

         D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                         Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

         SP-1     Strong   capacity  to  pay  principal  and  interest.   Issues
                  determined to possess very strong characteristics are given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3     Speculative capacity to pay principal and interest.

                           Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                 Moody's & S&P's
                         Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

                                   APPENDIX B

                    ADDITIONAL INFORMATION ABOUT THE INDEXES

AXP S&P 500 Index Fund and AXP Mid Cap Index Fund (S&P 500 Index Fund and Mid Cap Index Fund) are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of S&P 500 Index Fund or Mid Cap Index Fund or any member of the public regarding the advisability of investing in securities generally or in S&P 500 Index Fund or Mid Cap Index Fund particularly or the ability of the S&P Indexes to track general stock market performance. S&P's only relationship to S&P 500 Index Fund and Mid Cap Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P Indexes, which are determined, composed and calculated by S&P without regard to S&P 500 Index Fund and Mid Cap Index Fund. S&P has no obligation to take the needs of S&P 500 Index Fund and Mid Cap Index Fund or their shareholders into consideration in determining, composing or calculating the S&P Indexes. S&P is not responsible for and has not participated in the determination of the prices and amount of S&P 500 Index Fund and Mid Cap Index Fund or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds' shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of S&P 500 Index Fund and Mid Cap Index Fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN (THE S&P INDEXES) AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, THEIR SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

AXP Total  Stock  Market  Index Fund  (Total  Stock  Market  Index  Fund) is not
sponsored, endorsed, sold or promoted by Wilshire Associates Incorporated (Wilshire). Wilshire makes no representation or warranty, express or implied, to the shareholders of Total Stock Market Index Fund or any member of the public regarding the advisability of investing in securities generally or in Total Stock Market Index Fund particularly or the ability of the Wilshire 5000 Index to track general stock market performance. Wilshire's only relationship to Total Stock Market Index Fund is the licensing of certain trademarks and trade names of Wilshire. The Wilshire 5000 Index is composed and calculated without regard to Total Stock Market Index Fund. Wilshire has no obligation to take the needs of Total Stock Market Index Fund or its shareholders into consideration in determining, composing or calculating the Wilshire 5000 Index. Wilshire does not guarantee the accuracy or the completeness of the Wilshire 5000 Index or any data included therein and Wilshire shall have no liability for any errors, omissions or interruptions therein. Wilshire makes no warranty, express or implied, as to results to be obtained by the fund, its shareholders or any other person or entity from the use of the Wilshire 5000 Index or any data included therein. Wilshire makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Wilshire 5000 Index or any data included therein.
Without limiting any of the foregoing, in no event shall Wilshire have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

AXP International Equity Index Fund (International Equity Index Fund) is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of shares of International Equity Index Fund or any member of the public regarding the advisability of investing in funds generally or in International Equity Index Fund particularly or the ability of the MSCI EAFE Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI EAFE Index which is determined, composed and calculated by MSCI without regard to International Equity Fund. MSCI has no obligation to take the needs of International Equity Index Fund or the owners of shares of International Equity Index Fund into consideration in determining, composing or calculating the MSCI EAFE Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of shares of International Equity Index Fund to be issued or in the determination or calculation of the equation by which the shares of International Equity Index Fund are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of shares of International Equity Index Fund in connection with the administration, marketing or trading of the fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI EAFE INDEX FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY
LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF SHARES OF INTERNATIONAL EQUITY INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MSCI EAFE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

AXP Nasdaq 100 Index Fund (Nasdaq 100 Index Fund) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to Nasdaq 100 Index Fund. The Corporations make no representation or warranty, express or implied, to the owners of shares of Nasdaq 100 Index Fund or any member of the public regarding the advisability of investing in securities generally or in Nasdaq 100 Index Fund particularly or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to AEFA (Licensee) is the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), or Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to the Licensee or Nasdaq 100 Index Fund. Nasdaq has no obligation to take the needs of the Licensee or the shareholders of Nasdaq 100 Index Fund into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of shares of Nasdaq 100 Index Fund to be issued or in the determination or calculation of the equation by which the shares of Nasdaq 100 Index Fund are redeemable for cash. The Corporations have no liability in connection with the administration, marketing or trading of Nasdaq 100 Index Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY LICENSEE, SHAREHOLDERS OF NASDAQ 100 INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP MARKET ADVANTAGE SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Blue Chip Advantage Fund (a series of AXP Market Advantage Series, Inc.) as of January 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period ended January 31, 2000. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Blue Chip Advantage Fund as of January 31, 2000, and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


/s/ KPMG
    KPMG LLP
Minneapolis, Minnesota
March 3, 2000

Financial Statements

Statement of assets and liabilities
AXP Blue Chip Advantage Fund

Jan. 31, 2000

Assets
Investments in securities, at value (Note 1)
    (identified cost $3,868,890,165)                                                                    $4,410,303,610
Cash in bank on demand deposit                                                                                 132,600
Dividends and accrued interest receivable                                                                    3,370,327
Receivable for investment securities sold                                                                   17,721,627
                                                                                                            ----------
Total assets                                                                                             4,431,528,164
                                                                                                         -------------

Liabilities
Payable for investment securities purchased                                                                 18,141,128
Accrued investment management services fee                                                                     154,812
Accrued distribution fee                                                                                       180,196
Accrued service fee                                                                                              3,062
Accrued transfer agency fee                                                                                     36,383
Accrued administrative services fee                                                                              8,256
Other accrued expenses                                                                                         427,948
                                                                                                               -------
Total liabilities                                                                                           18,951,785
                                                                                                            ----------
Net assets applicable to outstanding capital stock                                                      $4,412,576,379
                                                                                                        ==============

Represented by
Capital stock-- $.01 par value (Note 1)                                                                 $    3,757,903
Additional paid-in capital                                                                               3,670,499,276
Accumulated net realized gain (loss)                                                                       199,682,988
Unrealized appreciation (depreciation) on investments (Note 4)                                             538,636,212
                                                                                                           -----------
Total-- representing net assets applicable to outstanding capital stock                                 $4,412,576,379
                                                                                                        ==============
Net assets applicable to outstanding shares:                  Class A                                   $2,454,976,470
                                                              Class B                                   $1,588,203,490
                                                              Class Y                                   $  369,396,419
Net asset value per share of outstanding capital stock:       Class A shares      208,005,529           $        11.80
                                                              Class B shares      136,515,216           $        11.63
                                                              Class Y shares       31,269,596           $        11.81

See accompanying notes to financial statements.



Statement of operations
AXP Blue Chip Advantage Fund

Year ended Jan. 31, 2000

Investment income
Income:
Dividends                                                                                               $   41,776,099
Interest                                                                                                     5,999,841
    Less foreign taxes withheld                                                                                 (4,604)
                                                                                                                ------
Total income                                                                                                47,771,336
                                                                                                            ----------
Expenses (Note 2):
Investment management services fee                                                                          15,726,885
Distribution fee
    Class A                                                                                                  3,389,187
    Class B                                                                                                 12,296,196
Transfer agency fee                                                                                          5,043,821
Incremental transfer agency fee
    Class A                                                                                                    350,411
    Class B                                                                                                    357,938
Service fee
    Class A                                                                                                  1,428,424
    Class B                                                                                                    873,450
    Class Y                                                                                                    355,874
Administrative services fees and expenses                                                                      944,752
Compensation of board members                                                                                   17,949
Custodian fees                                                                                                 218,116
Printing and postage                                                                                           585,390
Registration fees                                                                                              487,518
Audit fees                                                                                                      23,500
Other                                                                                                           18,961
                                                                                                                ------
Total expenses                                                                                              42,118,372
    Earnings credits on cash balances (Note 2)                                                                (118,789)
                                                                                                              --------
Total net expenses                                                                                          41,999,583
                                                                                                            ----------
Investment income (loss) -- net                                                                              5,771,753
                                                                                                             ---------

Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
    Security transactions (Note 3)                                                                         457,671,632
    Financial futures contracts                                                                             25,476,433
    Options contracts written (Note 6)                                                                      (1,438,488)
                                                                                                            ----------
Net realized gain (loss) on investments                                                                    481,709,577
Net change in unrealized appreciation (depreciation) on investments                                       (144,389,996)
                                                                                                          ------------
Net gain (loss) on investments                                                                             337,319,581
                                                                                                           -----------
Net increase (decrease) in net assets resulting from operations                                          $ 343,091,334
                                                                                                         =============

See accompanying notes to financial statements.

Statements of changes in net assets
AXP Blue Chip Advantage Fund

Year ended Jan. 31,                                                                     2000                 1999

Operations and distributions
Investment income (loss)-- net                                                      $    5,771,753      $   11,656,610
Net realized gain (loss) on security transactions                                      481,709,577         125,597,202
Net change in unrealized appreciation (depreciation) on investments                   (144,389,996)        513,693,695
                                                                                      ------------         -----------
Net increase (decrease) in net assets resulting from operations                        343,091,334         650,947,507
                                                                                       -----------         -----------
Distributions to shareholders from:
    Net investment income
        Class A                                                                         (4,865,443)         (9,676,304)
        Class B                                                                            (13,635)           (226,279)
        Class Y                                                                         (1,174,209)         (1,941,731)
    Excess distributions of net investment income
        Class A                                                                           (505,418)                 --
        Class B                                                                             (1,264)                 --
        Class Y                                                                           (125,091)                 --
    Net realized gain
        Class A                                                                       (222,300,020)        (23,694,693)
        Class B                                                                       (144,513,386)        (14,096,805)
        Class Y                                                                        (34,190,368)         (4,007,760)
                                                                                       -----------          ----------
Total distributions                                                                   (407,688,834)        (53,643,572)
                                                                                      ------------         -----------

Capital share transactions (Note 5)
Proceeds from sales
    Class A shares (Note 2)                                                            858,316,297         601,112,516
    Class B shares                                                                     537,708,369         360,571,798
    Class Y shares                                                                     154,754,757         141,092,219
Reinvestment of distributions at net asset value
    Class A shares                                                                     214,088,382          31,264,700
    Class B shares                                                                     143,309,158          14,214,476
    Class Y shares                                                                      35,489,668           5,949,491
Payments for redemptions
    Class A shares                                                                    (450,445,991)       (313,174,627)
    Class B shares (Note 2)                                                           (170,000,172)       (105,895,017)
    Class Y shares                                                                    (140,606,635)       (122,848,077)
                                                                                      ------------        ------------
Increase (decrease) in net assets from capital share transactions                    1,182,613,833         612,287,479
                                                                                     -------------         -----------
Total increase (decrease) in net assets                                              1,118,016,333       1,209,591,414
Net assets at beginning of year                                                      3,294,560,046       2,084,968,632
                                                                                     -------------       -------------
Net assets at end of year                                                           $4,412,576,379      $3,294,560,046
                                                                                    ==============      ==============
Undistributed net investment income                                                 $           --      $      281,534
                                                                                    --------------      --------------

See accompanying notes to financial statements.

Notes to Financial Statements

AXP Blue Chip Advantage Fund


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Market Advantage Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Market Advantage Series has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests in common stocks that are included in a broad market index.

The Fund offers Class A, Class B and Class Y shares.

o Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge and automatically convert to Class A shares during the ninth calendar year of ownership.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing  financial  statements that conform to generally  accepted  accounting
principles   requires   management  to  make  estimates  (e.g.,  on  assets  and
liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write call options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, and the cost of a security for a purchased call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy financial futures contracts and may also buy call options on these future contracts. Risks of entering into futures contracts include the possibility of an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $631,773 and additional paid-in capital has been decreased by $631,773.

Dividends to shareholders
Dividends from net investment income, declared and paid each calendar quarter, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.54% to 0.35% annually. Under terms of a prior agreement that ended June 30, 1999, the management fee was a percentage of the Fund's average daily net assets in reducing percentages from 0.44% to 0.34% annually. Effective with the new Investment Management Services Agreement, the fee will be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Blue Chip Advantage Fund to the Lipper Large-Cap Core Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the difference is less than 1%, the adjustment will be zero.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19
o  Class B $20
o  Class Y $17

Under terms of a prior agreement that ended March 31, 1999, the Fund paid a transfer agency fee at an annual rate per shareholder account of $15 for Class Y.

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution (the Plan), the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B shares. The Plan went into effect July 1, 1999. Under terms of a prior Plan and Agreement of Distribution (the Prior Plan) that ended June 30, 1999, the Fund paid a distribution fee for Class B shares at an annual rate up to 0.75% of average daily net assets. The Prior Plan was not effective with respect to Class A shares.

Under a Shareholder Service Agreement, the Fund's Class Y shares pay a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Under terms of a prior agreement that ended June 30, 1999, the Fund paid a shareholder service fee for Class A and Class B shares at a rate of 0.175% of average daily net assets. Effective July 1, 1999, the agreement for Class A and Class B shares were converted to the Plan and Agreement of Distribution discussed above.

Sales charges received by the Distributor for distributing Fund shares were $11,038,013 for Class A and $1,088,355 for Class B for the year ended Jan. 31, 2000.

During the year ended Jan. 31, 2000, the Fund's custodian and transfer agency fees were reduced by $118,789 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,762,987,453 and $3,034,508,488, respectively, for the year ended Jan. 31, 2000. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $153,839 for the year ended Jan. 31, 2000.

Income from securities lending amounted to $44,392 for the year ended Jan. 31, 2000. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required of return the securities when due.

4. STOCK INDEX FUTURES CONTRACTS
As of Jan. 31, 2000, investments in securities included securities valued at $24,381,188 that were pledged as collateral to cover initial margin deposits on 265 open purchase contracts. The market value of the open purchase contracts as of Jan. 31, 2000 was $92,816,250 with a net unrealized loss of $3,333,676.

5. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                                           Year ended Jan. 31, 2000
                                                         Class A                    Class B                 Class Y
Sold                                                    70,306,873                44,520,338              12,651,836
Issued for reinvested distributions                     17,613,425                11,947,993               2,919,894
Redeemed                                               (36,683,617)              (14,036,097)            (11,465,349)
                                                       -----------               -----------             -----------
Net increase (decrease)                                 51,236,681                42,432,234               4,106,381

                                                                           Year ended Jan. 31, 1999
                                                         Class A                    Class B                 Class Y
Sold                                                    57,329,603                34,676,763              13,370,022
Issued for reinvested distributions                      2,859,070                 1,291,423                 544,664
Redeemed                                               (30,000,871)              (10,217,534)            (11,862,710)
                                                       -----------               -----------             -----------
Net increase (decrease)                                 30,187,802                25,750,652               2,051,976

6. OPTIONS CONTRACTS WRITTEN
Contracts and premium amounts associated with options contracts written are as follows:

                                    Year ended Jan. 31, 2000
                                              Calls
                                 Contracts               Premium
Balance Jan. 31, 1999                 --                      $--
Opened                            26,358               3,448,935
Closed                           (21,286)             (2,851,888)
Exercised                         (2,940)               (423,332)
Expired                           (2,132)               (173,715)
                                  ------                --------
Balance Jan. 31, 2000                 --                     $--

See "Summary of significant accounting policies."

7. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended Jan. 31, 2000.

8. FINANCIAL HIGHLIGHTS
"Financial highlights" showing per share data and selected financial information is presented on pages 27 and 28 of the prospectus.


Investments in Securities

AXP Blue Chip Advantage Fund
Jan. 31, 2000

(Percentages represent value of investments compared to net assets)

Common stocks (97.5%)
Issuer                                                                              Shares                    Value(a)

Aerospace & defense (1.3%)
Goodrich (BF)                                                                        600,600                $15,015,000
Honeywell Intl                                                                       776,400                 37,267,200
United Technologies                                                                  104,400                  5,526,675
Total                                                                                                        57,808,875

Airlines (0.6%)
AMR     174,800(b)                                                                 9,406,425
Southwest Airlines                                                                   940,250                 14,985,234
Total                                                                                                        24,391,659

Automotive & related (0.8%)
Delphi Automotive Systems                                                            858,972                 14,870,953
Ford Motor                                                                           399,100                 19,855,225
Total                                                                                                        34,726,178

Banks and savings & loans (6.1%)
Bank of America                                                                      948,724                 45,953,819
Bank of New York                                                                   1,392,300                 56,562,188
Firstar                                                                              281,400                  6,718,425
FleetBoston Financial                                                                862,067                 27,101,231
Mellon Financial                                                                     502,200                 17,231,738
SLM Holding                                                                           34,700                  1,351,131
Wachovia                                                                             538,550                 34,500,859
Wells Fargo                                                                        1,948,400                 77,936,000
Total                                                                                                       267,355,391

Beverages & tobacco (1.8%)
Coca-Cola                                                                          1,385,000                 79,550,938

Building materials & construction (0.6%)
Fluor                                                                                142,800                  5,703,075
Weyerhaeuser                                                                         364,200                 20,895,975
Total                                                                                                        26,599,050

Chemicals (0.6%)
Air Products & Chemicals                                                             109,400                  3,240,975
Du Pont (EI) de Nemours                                                              392,748                 23,172,132
Great Lakes Chemical                                                                     200                      6,625
Total                                                                                                        26,419,732

Communications equipment & services (4.2%)
Lucent Technologies                                                                1,406,070                 77,685,367
Motorola                                                                             380,600                 52,047,050
Nortel Networks                                                                      383,300(c)              36,653,063
Tellabs                                                                              340,100(b)              18,365,400
Total                                                                                                       184,750,880

Computers & office equipment (19.7%)
3Com                                                                                 404,400(b)              20,523,300
America Online                                                                       610,800(b)              34,777,425
Automatic Data Processing                                                            130,900                  6,209,569
BMC Software                                                                         344,400(b)              13,044,150
Cisco Systems                                                                      1,166,100(b)             127,687,949
Citrix Systems                                                                       115,700(b)              15,879,825
Compaq Computer                                                                      873,100                 23,901,113
Computer Sciences                                                                    251,100(b)              23,069,813
Dell Computer                                                                        876,900(b,e)            33,815,456
Electronic Data Systems                                                              518,700                 35,077,088
EMC                                                                                  331,006(b)              35,252,139
First Data                                                                           656,600                 32,214,438
Hewlett-Packard                                                                      566,300                 61,301,974
Intl Business Machines                                                               183,100                 20,541,531
Lexmark Intl Group Cl A                                                              194,800(b)              18,359,900
Microsoft                                                                          2,152,100(b)             210,636,787
Novell                                                                               433,300(b)              14,461,388
Oracle                                                                             1,357,400(b)              67,806,371
Parametric Technology                                                                530,600(b)              11,374,738
Solectron                                                                            274,800(b)              19,957,350
Sun Microsystems                                                                     210,000(b)              16,498,125
Unisys                                                                               355,200(b)              11,322,000
Yahoo!                                                                                64,900(b)              20,901,856
Total                                                                                                       874,614,285

Electronics (6.7%)
Applied Materials                                                                    196,600(b)              26,983,350
Corning                                                                              237,960                 36,705,330
Intel                                                                              1,367,500                135,297,030
KLA-Tencor                                                                           299,600(b)              17,564,050
LSI Logic                                                                            141,070(b)              11,532,473
Natl Semiconductor                                                                   271,960(b)              14,277,900
Teradyne                                                                             169,000(b)              10,942,750
Texas Instruments                                                                    406,300                 43,829,613
Total                                                                                                       297,132,496

Energy (5.0%)
Apache                                                                                92,900                  3,390,850
Chevron                                                                              708,500                 59,204,031
Conoco Cl B                                                                          849,400                 20,013,988
Exxon Mobil                                                                        1,172,770                 97,926,295
Texaco                                                                               779,200                 41,200,200
Total                                                                                                       221,735,364

Energy equipment & services (0.2%)
Halliburton                                                                          192,400                  6,926,400

Financial services (5.5%)
Capital One Financial                                                                465,800                 19,097,800
Citigroup                                                                            996,950                 57,262,315
Fannie Mae                                                                           542,600                 32,522,088
Kansas City Southern Inds                                                            338,700                 23,433,806
MBNA                                                                               1,711,850                 43,224,212
Morgan Stanley, Dean Witter, Discover & Co                                           578,200                 38,305,750
Providian Financial                                                                  365,900                 30,872,813
Total                                                                                                       244,718,784

Food (2.1%)
Bestfoods                                                                            614,500                 26,730,750
General Mills                                                                        925,900                 28,876,506
Sara Lee                                                                           1,349,600                 24,883,250
SUPERVALU                                                                            621,400                 11,185,200
Total                                                                                                        91,675,706

Health care (10.1%)
Amgen                                                                                714,100(b,e)            45,479,244
Baxter Intl                                                                          438,900                 28,034,738
Biomet                                                                                41,000                  1,632,313
Boston Scientific                                                                    669,600(b)              13,894,200
Bristol-Myers Squibb                                                               1,263,800                 83,410,799
Guidant                                                                              467,700(b)              24,612,713
Johnson & Johnson                                                                    208,000                 17,901,000
Medtronic                                                                          1,048,900                 47,987,175
Pfizer                                                                             1,994,040                 72,533,204
Schering-Plough                                                                    1,125,100                 49,504,400
Warner-Lambert                                                                       622,600                 59,108,087
Total                                                                                                       444,097,873

Health care services (0.5%)
Cardinal Health                                                                      426,600                 20,396,813

Household products (2.1%)
Colgate-Palmolive                                                                    569,700                 33,754,725
Kimberly-Clark                                                                       683,500                 42,334,281
Procter & Gamble                                                                     158,200                 15,958,425
Total                                                                                                        92,047,431

Industrial equipment & services (1.0%)
Caterpillar                                                                          125,300                  5,317,419
Illinois Tool Works                                                                  149,200                  8,728,200
Ingersoll-Rand                                                                       103,100                  4,852,144
Parker-Hannifin                                                                      573,800                 24,816,850
Total                                                                                                        43,714,613

Insurance (1.7%)
American Intl Group                                                                  612,775                 63,805,197
MBIA                                                                                 205,300                 10,277,831
Total                                                                                                        74,083,028

Leisure time & entertainment (1.4%)
Disney (Walt)                                                                      1,004,900                 36,490,431
Viacom Cl B                                                                          463,500(b)              25,666,313
Total                                                                                                        62,156,744

Media (2.8%)
CBS                                                                                  679,500(b)              39,623,344
Comcast Special Cl A                                                                 760,400                 34,978,400
MediaOne Group                                                                       619,000(b)              49,210,500
Total                                                                                                       123,812,244

Metals (0.1%)
Nucor                                                                                129,100                  6,422,725

Multi-industry conglomerates (4.8%)
Danaher                                                                              294,000                 12,678,750
Emerson Electric                                                                     109,700                  6,040,356
General Electric                                                                   1,076,800                143,618,201
Grainger (WW)                                                                        161,900                  7,761,081
Tyco Intl                                                                            934,800(c)              39,962,700
Total                                                                                                       210,061,088

Paper & packaging (1.2%)
Fort James                                                                           249,900                  6,684,825
Intl Paper                                                                           855,600                 40,747,950
Mead                                                                                 125,200                  4,663,700
Total                                                                                                        52,096,475

Restaurants & lodging (0.5%)
Marriott Intl Cl A                                                                   238,900                  7,420,831
Wendy's Intl                                                                         734,000                 13,808,375
Total                                                                                                        21,229,206

Retail (6.4%)
Bed Bath & Beyond                                                                    212,500(b)               5,777,344
Best Buy                                                                             262,000(b)              12,510,500
Circuit City Stores-Circuit City Group                                               296,000                 11,396,000
Costco Wholesale                                                                     454,200(b)              22,227,413
CVS                                                                                  574,900                 20,085,569
Gap                                                                                  144,100                  6,439,469
Home Depot                                                                           638,150                 36,135,244
Kroger                                                                             1,018,600(b)              17,698,175
Safeway                                                                              742,700(b)              28,361,856
Target                                                                               450,000(b,e)            29,728,125
TJX Companies                                                                        589,600                  9,617,850
Wal-Mart Stores                                                                    1,468,500                 80,400,374
Total                                                                                                       280,377,919

Transportation (0.3%)
Burlington Northern Santa Fe                                                         445,400                 10,717,438
Union Pacific                                                                         58,300                  2,332,000
Total                                                                                                        13,049,438

Utilities -- electric (1.3%)
AES                                                                                   92,400(b)               7,403,550
CMS Energy                                                                            59,600                  1,788,000
DTE Energy                                                                           244,900                  8,510,275
Edison Intl                                                                          239,200                  6,936,800
FPL Group                                                                            173,600                  7,323,750
New Century Energies                                                                 136,300                  3,944,181
Northern States Power                                                                276,900                  5,330,325
PG&E                                                                                 342,000                  7,502,625
Texas Utilities                                                                      217,500                  7,694,063
Total                                                                                                        56,433,569

Utilities -- gas (0.2%)
Enron                                                                                133,300                  8,989,419

Utilities -- telephone (8.0%)
AT&T                                                                               1,495,041                 78,863,413
Bell Atlantic                                                                      1,000,800                 61,987,050
BellSouth                                                                            148,382(e)               6,983,228
MCI WorldCom                                                                       1,534,725(b)              70,501,430
SBC Communications                                                                 1,910,523                 82,391,303
Sprint                                                                               104,500                  6,759,844
Sprint PCS                                                                            72,800(b)               8,012,550
U S WEST Communications Group                                                        563,300                 37,459,450
Total                                                                                                       352,958,268

Total common stocks
(Cost: $3,758,870,731)                                                                                   $4,300,332,591



Short-term securities (2.5%)
Issuer                                                     Annualized               Amount                    Value(a)
                                                          yield on date           payable at
                                                           of purchase             maturity

U.S. government agencies (1.8%)
Federal Home Loan Bank Disc Nt
    03-29-00                                                     5.68%           $34,000,000                $33,675,714
Federal Home Loan Mtge Corp Disc Nts
    02-08-00                                                     5.61              1,500,000                  1,497,977
    03-16-00                                                     5.71              6,600,000                  6,551,533
    03-21-00                                                     5.66             12,000,000                 11,906,333
    04-04-00                                                     5.76              6,600,000                  6,530,539
Federal Natl Mtge Assn Disc Nts
    02-24-00                                                     5.59              3,700,000                  3,683,950
    03-02-00                                                     5.63              1,400,000                  1,392,954
    03-09-00                                                     5.85              1,300,000                  1,291,952
    04-13-00                                                     5.78              6,500,000                  6,421,971
    04-27-00                                                     5.83              8,700,000                  8,575,532
Total                                                                                                        81,528,455

Commerical Paper (0.7%)
Abbey Natl North America
    02-16-00                                                     5.68              4,800,000                  4,787,904
Barclays U.S. Funding
    02-09-00                                                     5.63              4,100,000                  4,094,239
BellSouth Capital Funding
    02-23-00                                                     6.06              4,000,000                  3,983,636
    02-25-00                                                     6.10                900,000                    896,020
BMW US Capital
    02-15-00                                                     5.63              2,600,000                  2,593,912
Cargill
    02-01-00                                                     5.83              1,700,000(d)               1,699,725
Fleet Funding
    02-10-00                                                     5.96              5,600,000(d)               5,590,355
Salomon Smith Barney
    02-04-00                                                     6.05              4,800,000                  4,796,773
Total                                                                                                        28,442,564

Total short-term securities
(Cost: $110,019,434)                                                                                       $109,971,019

Total investments in securities
(Cost: $3,868,890,165)(f)                                                                                $4,410,303,610


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2000, the value of foreign securities represented 1.74% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) Partially pledged as initial margin deposit on the following open stock index futures purchase contracts (see Note 4 to the financial statements):

Type of security                       Contracts

S&P 500 Index, March 2000                    265

(f) At Jan. 31, 2000, the cost of securities for federal income tax purposes was $3,875,742,252 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                          $707,670,537
Unrealized depreciation                                          (173,109,179)
                                                                 ------------
Net unrealized appreciation                                      $534,561,358

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP MARKET ADVANTAGE SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Small Company Index Fund (a series of AXP Market Advantage Series, Inc.) as of January 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the three-year period ended January 31, 2000 and for the period from August 19, 1996 (commencement of operations) to January 31, 1997. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Small Company Index Fund as of January 31, 2000, and the results of its operations, changes in its net assets, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


/S/ KPMG
    KPMG LLP
Minneapolis, Minnesota
March 3, 2000

Financial  Statements

Statement of assets and liabilities
AXP Small Company Index Fund

Jan. 31, 2000

Assets
Investments in securities, at value (Note 1):
   (identified cost $1,003,062,913)                                                 $1,013,426,583
Cash in bank on demand deposit                                                             220,146
Dividends and accrued interest receivable                                                  301,815
Receivable for investment securities sold                                                6,915,613
U.S. government securities held as collateral (Note 4)                                     133,296
                                                                                           -------
Total assets                                                                         1,020,997,453
                                                                                     -------------
Liabilities
Payable for investment securities purchased                                              5,402,813
Payable upon return of securities loaned (Note 4)                                       13,370,296
Accrued investment management services fee                                                  31,161
Accrued distribution fee                                                                    46,455
Accrued service fee                                                                             25
Accrued transfer agency fee                                                                 16,091
Accrued administrative services fee                                                          5,811
Other accrued expenses                                                                     157,453
                                                                                           -------
Total liabilities                                                                       19,030,105
                                                                                        ----------
Net assets applicable to outstanding capital stock                                  $1,001,967,348
                                                                                    ==============
Represented by
Capital stock-- $.01 par value (Note 1)                                             $    1,608,400
Additional paid-in capital                                                             991,792,006
Accumulated net realized gain (loss)                                                    (1,537,680)
Unrealized appreciation (depreciation) on investments (Note 5)                          10,104,622
                                                                                        ----------
Total -- representing net assets applicable to outstanding capital stock            $1,001,967,348
                                                                                    ==============
Net assets applicable to outstanding shares:            Class A                     $  607,592,507
                                                        Class B                     $  391,590,145
                                                        Class Y                     $    2,784,696
Net asset value per share of outstanding capital stock: Class A shares   96,491,975 $         6.30
                                                        Class B shares   63,907,563 $         6.13
                                                        Class Y shares      440,493 $         6.32
                                                                            ------- --------------

See accompanying notes to financial statements.

Statement of operations

AXP Small Company Index Fund
Year ended Jan. 31, 2000

Investment income
Income:
Dividends                                                                   $ 7,519,707
Interest                                                                        785,490
                                                                                -------
Total income                                                                  8,305,197
                                                                              ---------
Expenses (Note 2):
Investment management services fee                                          $ 3,549,810
Distribution fee
   Class A                                                                      892,720
   Class B                                                                    3,373,381
Transfer agency fee                                                           2,139,868
Incremental transfer agency fee
   Class A                                                                      175,423
   Class B                                                                      169,855
Service fee
   Class A                                                                      410,936
   Class B                                                                      256,569
   Class Y                                                                        2,347
Administrative services fees and expenses                                       700,105
Compensation of board members                                                     9,872
Custodian fees                                                                   94,024
Printing and postage                                                            246,463
Registration fees                                                               127,482
Licensing fees                                                                   48,455
Audit fees                                                                       20,000
Other                                                                            29,046
                                                                                 ------
Total expenses                                                               12,246,356
   Earnings credits on cash balances (Note 2)                                   (43,968)
                                                                                -------
Total net expenses                                                           12,202,388
                                                                             ----------
Investment income (loss) -- net                                              (3,897,191)
                                                                             ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                            54,009,693
   Financial futures contracts                                                2,214,329
                                                                              ---------
Net realized gain (loss) on investments                                      56,224,022
Net change in unrealized appreciation (depreciation) on investments          32,500,509
                                                                             ----------
Net gain (loss) on investments                                               88,724,531
                                                                             ----------
Net increase (decrease) in net assets resulting from operations             $84,827,340
                                                                            ===========

See accompanying notes to financial statements.

Statements of changes in net assets

AXP Small Company Index Fund
Year ended Jan. 31,                                                          2000           1999

Operations and distributions
Investment income (loss) -- net                                      $   (3,897,191)  $ (2,499,650)
Net realized gain (loss) on investments                                  56,224,022     37,922,351
Net change in unrealized appreciation (depreciation) on investments      32,500,509    (61,299,801)
                                                                         ----------    -----------
Net increase (decrease)in net assets resulting from operations           84,827,340    (25,877,100)
                                                                         ----------    -----------
Distributions to shareholders from:
   Net realized gain
      Class A                                                           (35,465,025)   (22,119,664)
      Class B                                                           (23,349,925)   (13,932,020)
      Class Y                                                              (159,701)       (63,657)
                                                                           --------        -------
Total distributions                                                     (58,974,651)   (36,115,341)
                                                                        -----------    -----------
Capital share transactions (Note 6)
Proceeds from sales
   Class A shares (Note 2)                                              205,529,545    346,959,760
   Class B shares                                                       113,234,833    206,964,012
   Class Y shares                                                         1,905,600      1,686,708
Reinvestment of distributions at net asset value
   Class A shares                                                        32,781,016     20,219,551
   Class B shares                                                        23,141,842     13,836,948
   Class Y shares                                                           159,700         63,657
Payments for redemptions
   Class A shares                                                      (245,018,171)  (125,266,252)
   Class B shares (Note 2)                                             (123,362,413)   (49,812,491)
   Class Y shares                                                        (1,202,601)      (623,501)
                                                                         ----------       --------
Increase (decrease) in net assets from capital share transactions         7,169,351    414,028,392
                                                                          ---------    -----------
Total increase (decrease) in net assets                                  33,022,040    352,035,951
Net assets at beginning of year                                         968,945,308    616,909,357
                                                                        -----------    -----------
Net assets at end of year                                            $1,001,967,348   $968,945,308
                                                                     ==============   ============

See accompanying notes to financial statements.

Notes to Financial Statements

AXP Small Company Index Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Market Advantage Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Market Advantage Series has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in common stocks of small capitalization companies that are expected to provide investment results that correspond to the performance of the S&P SmallCap 600 Index.

The Fund offers  Class A, Class B and Class Y shares.

o Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge and automatically convert to Class A shares during the ninth calendar year of ownership.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical  voting,  dividend and liquidation  rights.
The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing  financial  statements that conform to generally  accepted  accounting
principles   requires   management  to  make  estimates  (e.g.,  on  assets  and
liablilities) that could differ from actual results.

Valuation  of  securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service.
Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates;
those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The
Fund also may buy and write put and call  options  on these  futures  contracts.
Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains
(losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax
differences,   undistributed   net  investment  income  has  been  increased  by
$3,897,191 and accumulated net realized gain has been decreased by $3,897,191.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has an agreement with American Express Financial  Corporation (AEFC) to manage its portfolio and provide  administrative  services.  Under an Investment
Management  Services  Agreement,   AEFC  determines  which  securities  will  be
purchased,  held or sold.  The  management  fee is a  percentage  of the  Fund's average daily net assets in reducing  percentages  from 0.38% to 0.34% annually.
Effective with the new Investment Management Services Agreement, the fee will be adjusted  upward or downward by a performance  incentive  adjustment  based on a comparison of the  performance of Class A shares of AXP Small Company Index Fund to the Lipper  Small-Cap  Core  Index.  The maximum  adjustment  is 0.12% of the
Fund's  average  daily  net  assets  after  deducting  1% from  the  performance difference.  If the performance  difference is less than 1%, the adjustment will be zero.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.10% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate  Transfer  Agency  Agreement,  American  Express Client Service
Corporation (AECSC) maintains  shareholder  accounts and records.  The Fund pays
AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19
o  Class B $20
o  Class Y $17

Under terms of a prior agreement that ended March 31, 1999, the Fund paid a transfer agency fee at an annual rate per shareholder account of $15 for Class
Y.

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution (the Plan), the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B shares. The Plan went into effect
July 1, 1999.  Under terms of a prior Plan and  Agreement of  Distribution  (the
Prior Plan) that ended June 30, 1999, the Fund paid a distribution fee for Class
B shares at an annual rate up to 0.75% of average  daily net  assets.  The Prior
Plan was not effective with respect to Class A shares.

Under a Shareholder Service Agreement, the Fund's Class Y shares pay a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Under terms of a prior agreement that ended June 30, 1999, the Fund paid a shareholder service fee for Class A and Class B shares at a rate of 0.175% of average daily net assets. Effective July
1, 1999, the agreement for Class A and Class B shares was converted to the Plan and Agreement of Distribution discussed above.

Sales charges received by the Distributor for distributing Fund shares were $2,505,425 for Class A and $501,794 for Class B for the year ended Jan. 31,
2000.

AEFC agreed to waive certain fees and to absorb certain other of the Funds' expenses until Jan. 31, 2000. Under this agreement, the Fund's total expenses would not exceed 1.00% for Class A, 1.76% for Class B and 0.92% for Class Y of the Fund's average daily net assets.

During the year ended Jan. 31, 2000, the Fund's custodian and transfer agency fees were reduced by $43,968 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES  TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $290,042,783 and $347,880,473, respectively, for the year ended Jan. 31, 2000. Realized gains and losses are determined on an identified cost basis.

4. LENDING OF PORTFOLIO SECURITIES
As of Jan. 31, 2000,  securities  valued at $12,134,273 were on loan to brokers.
For collateral, the Fund received $13,237,000 in cash and U.S. government securities valued at $133,296. Income from securities lending amounted to $353,614 for the year ended Jan. 31, 2000. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return securities when due.

5. STOCK INDEX FUTURES CONTRACTS
Investments in securities as of Jan. 31, 2000, included securities valued at $6,855,534 that were pledged as collateral to cover initial margin deposits on 18 open purchase contracts. The market value of the open purchase contracts as of Jan. 31, 2000 was $4,461,750 with a net unrealized loss of $259,072.

6. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                Year ended Jan. 31, 2000
                                         Class A          Class B       Class Y
Sold                                   33,651,255       18,957,974      306,356
Issued for reinvested distributions     5,251,329        3,805,558       25,510
Redeemed                              (39,981,350)     (20,639,324)    (192,506)
                                      -----------      -----------     --------
Net increase (decrease)                (1,078,766)       2,124,208      139,360

                                                Year ended Jan. 31, 1999
                                         Class A          Class B       Class Y
Sold                                   53,874,693       32,482,960      266,752
Issued for reinvested distributions     3,414,327        2,377,447       10,733
Redeemed                              (20,253,176)      (8,157,328)     (99,646)
                                      -----------       ----------      -------
Net increase (decrease)                37,035,844       26,703,079      177,839

7.  BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits the borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended Jan. 31, 2000.

8. FINANICAL HIGHLIGHTS
"Financial highlights" showing per share data and selected financial information are presented on pages 26 and 27 of the prospectus.

See accompanying notes to investments in securities.
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Investments in Securities

AXP Small Company Index Fund
Jan. 31, 2000

(Percentages represent value of investments compared to net assets)

Common stocks (99.2%)
Issuer                                                        Shares          Value(a)

Aerospace & defense (0.4%)
AAR                                                           75,062         $1,327,659
Alliant Techsystems                                           27,344(b)       1,773,942
BE Aerospace                                                  68,010(b)         596,150
Kaman Cl A                                                    63,737            613,469
Total                                                                         4,311,220

Airlines (0.8%)
Air Express Intl                                              92,013          3,001,924
Atlantic Coast Airlines Holdings                              50,818(b)         917,900
Aviation Sales                                                41,226(b)         352,998
Mesa Air Group                                                92,683(b)         538,720
Midwest Express Holdings                                      38,710(b)         858,878
SkyWest                                                       67,266          1,875,040
Total                                                                         7,545,460

Automotive & related (2.2%)
Central Parking                                              100,584(d)       1,508,760
Disc Auto Parts                                               45,720(b)         751,523
GenCorp                                                      114,483            930,174
Gentex                                                       200,706(b)       6,021,179
Intermet                                                      69,452            790,017
MascoTech                                                    122,086          1,518,445
Myers Inds                                                    54,757            725,530
O'Reilly Automotive                                          138,810(b)       1,821,881
Simpson Inds                                                  49,343            511,934
Smith (AO)                                                    64,072          1,261,418
Spartan Motors                                                34,343            139,518
SPS Technologies                                              34,512(b)       1,160,466
Standard Motor Products                                       35,594            576,178
TBC                                                           58,025(b)         340,897
Titan Intl                                                    56,614            421,067
Tower Automotive                                             128,396(b)       1,845,692
Winnebago Inds                                                61,042          1,209,395
Wynn's Intl                                                   51,109            798,578
Total                                                                        22,332,652

Banks and savings & loans (5.5%)
Anchor Bancorp Wisconsin                                      69,206            951,583
Banknorth Group                                               63,923          1,685,969
Carolina First                                                70,457          1,144,926
Centura Banks                                                 76,889          3,118,810
Chittenden                                                    77,622          2,197,673
Commerce Bancorp                                              80,665          2,969,484
Commercial Federal                                           161,559          2,342,606
Community First Bankshares                                   136,765          1,889,067
Cullen/Frost Bankers                                         145,413          3,617,147
Downey Financial                                              77,105          1,484,271
First Midwest Bankcorp                                       112,432          2,673,774
Firstbank                                                     78,043          1,414,529
Hudson United Bancorp                                        138,273          3,232,131
Investors Financial Services                                  39,925          1,527,131
JSB Financial                                                 25,617          1,306,467
MAF Bancorp                                                   65,904          1,248,057
Provident Bankshares                                          69,903          1,057,283
Queens County Bancorp                                         58,033          1,323,878
Riggs Natl                                                    77,558            780,427
Silicon Valley Bancshares                                     61,053(b)       3,403,705
Staten Island Bancorp                                        108,490          1,844,330
Susquehanna Bancshares                                       101,265          1,474,672
TrustCo Bank NY                                              146,681          1,769,340
U.S. Trust                                                    51,106          6,068,837
United Bankshares                                            117,029          2,472,238
Whitney Holding                                               61,847          2,025,489
Total                                                                        55,023,824

Beverages & tobacco (0.7%)
Beringer Wine Estates Holdings Cl B                           53,669(b,d)     2,361,436
Canandaigua Wine Cl A                                         49,446(b)       2,565,011
Coca-Cola                                                     23,920          1,213,940
DIMON                                                        121,955            335,376
Schweitzer-Mauduit Intl                                       43,011            612,907
Total                                                                         7,088,670

Building materials & construction (3.3%)
Apogee Enterprises                                            76,130            352,101
Building Materials Holding                                    34,731(b)         373,358
Butler Mfg                                                    19,274            433,665
Dycom Inds                                                    70,371(b)       3,025,954
Elcor                                                         53,602          1,799,017
Fleetwood Enterprises                                         89,405          1,458,419
Florida Rock Inds                                             51,770          1,734,295
Foster Wheeler                                               111,510            787,539
Horton (DR)                                                  175,870          2,033,497
Hughes Supply                                                 63,970          1,127,471
Insituform Technologies Cl A                                  68,818(b)       1,780,666
Insteel Inds                                                  23,182            179,661
Lennox Intl                                                  156,717          1,469,222
M.D.C. Holdings                                               61,136            863,546
Monaco Coach                                                  51,679(b)       1,124,018
Morrison Knudsen                                             143,387(b)       1,057,479
Oakwood Homes                                                129,079            354,967
Republic Group                                                32,384            429,088
Ryland Group                                                  39,067            642,164
Simpson Mfg                                                   32,907(b)       1,295,713
Skyline                                                       24,659            508,592
Southern Energy Homes                                         33,230(b)          60,229
Standard Pacific                                              80,780            752,264
Stone & Webster                                               35,785            572,560
Texas Inds                                                    57,604          2,106,146
Toll Brothers                                                 99,834(b)       1,697,178
Tredegar Inds                                                102,054          1,996,431
U.S. Home                                                     37,479(b)         897,154
Universal Forest Products                                     55,573            694,663
URS                                                           42,873(b)         744,918
Watts Inds Cl A                                               72,521          1,096,880
Total                                                                        33,448,855

Chemicals (1.8%)
Cambrex                                                       67,396          2,527,349
Chemed                                                        28,617            801,276
ChemFirst                                                     49,897            969,873
Geon                                                          64,944          1,887,435
Ionics                                                        44,306(b)       1,312,565
Lilly Inds Cl A                                               63,626            827,138
MacDermid                                                     88,075          2,994,549
Mississippi Chemical                                          71,575            572,600
OM Group                                                      65,146          2,451,118
Omnova Solutions                                             114,483            858,623
Penford                                                       20,386            333,821
Quaker Chemical                                               24,463            353,185
Tetra Tech                                                   104,453(b)       1,540,682
TETRA Technologies                                            37,069(b)         301,186
WD-40                                                         42,729            801,169
Total                                                                        18,532,569

Communications equipment & services (4.3%)
Adaptive Broadband                                            44,013(b)       5,237,547
Allen Group                                                   75,723(b)         993,864
Aspect Communications                                        133,206(b)       6,510,443
C-COR Electronics                                             83,129(b,e)     1,776,882
Centigram Communications                                      16,434(b)         252,673
CommScope                                                    139,131(b)       5,295,674
Digi Intl                                                     40,841(b)         487,539
Digital Microwave                                            186,221(b)       5,959,072
General Communication Cl A                                   138,671(b)         832,026
General Semiconductor                                        100,897(b)       1,500,843
InterVoice                                                    87,746(b)       2,281,396
Network Equipment Technologies                                58,686(b)         546,513
Orbital Sciences                                             102,483(b)       1,787,047
P-COM                                                        197,192(b)       2,994,854
PictureTel                                                   110,988(b)         672,865
Plantronics                                                   45,358(b)       3,248,767
Proxim                                                        32,157(b)       2,747,414
SymmetriCom                                                   41,511(b)         407,327
Total                                                                        43,532,746

Computers & office equipment (16.7%)
ADAC Laboratories                                             56,279(b)         738,662
American Management Systems                                  111,906(b)       3,441,110
Analysts Intl                                                 61,783            776,149
Artesyn Technologies                                         101,960(b)       1,752,438
Aspen Technology                                              68,951(b)       2,499,474
Auspex Systems                                                75,325            508,444
Avid Technology                                               65,279(b)         836,387
BARRA                                                         38,456(b)       1,374,802
Billing Information Concepts                                 102,306(b)         601,048
BISYS Group                                                   74,708(b)       4,431,118
Black Box                                                     52,426(b)       3,099,687
BMC Inds                                                      74,976            356,136
Ciber                                                        162,002(b)       3,655,170
Clarify                                                       64,955(b)       7,896,091
Cognex                                                       113,484(b)       4,624,472
Computer Task Group                                           57,178            950,584
Concord Communications                                        39,322(b)       1,449,999
Cybex Computer Products                                       35,035(b)       1,839,338
DBT Online                                                    52,268(b)         980,025
Dendrite Intl                                                107,213(b)       3,162,784
Epicor Software                                              111,829(b)         922,589
Exabyte                                                       62,323(b)         459,632
FactSet Research Systems                                      43,327          2,902,909
Fair Isaac & Co                                               38,406          1,757,075
FileNet                                                       88,689(b)       2,394,603
Great Plains Software                                         42,612(b)       2,918,922
Hadco                                                         37,346(b)       1,484,504
Harbinger                                                    106,023(b)       2,292,747
Henry (Jack) & Associates                                     55,172          3,158,597
HNC Software                                                  67,269(b)       6,066,822
Hutchinson Technology                                         67,775(b)       1,101,344
Hyperion Solutions                                            85,382(b)       2,988,370
InaCom                                                       124,966(b)         593,589
Insight Enterprises                                           70,817(b)       2,443,187
Inter-Tel                                                     70,955          2,128,650
Intermagnetics General                                        33,925(b)         337,130
Komag                                                        149,675(b)         420,961
Kronos                                                        34,540(b)       2,072,400
Macromedia                                                   136,100(b)       9,314,343
MAXIMUS                                                       57,477(b)       2,130,241
MedQuist                                                      98,354(b)       1,960,933
Mercury Interactive                                          105,068(b)      11,491,812
MicroAge                                                      56,154(b)         217,597
MICROS Systems                                                44,970(b)       2,627,934
Midway Games                                                 104,030(b)       1,404,405
Natl Computer Systems                                         87,427          2,994,375
Natl Data                                                     92,857          2,971,424
Natl Instruments                                             136,953(b)       5,212,773
Pinnacle Systems                                              65,403(b)       3,188,396
Primark                                                       54,743(b)       1,279,618
Profit Recovery Group Intl                                   133,280(b)       3,615,220
Progress Software                                             95,676(b)       2,068,994
Project Software & Development                                58,008(b)       2,740,878
QRS                                                           37,047(b)       2,676,646
Read-Rite                                                    136,062(b,d)       437,950
Remedy                                                        79,487(b)       3,214,256
RSA Security                                                 105,608(b)       5,742,434
Technology Solutions                                         117,489(b)       4,134,144
Telxon                                                        44,600            671,788
THQ                                                           50,605(b)       1,050,054
Verity                                                        81,975(b)       2,787,150
Whittman-Hart                                                155,014(b,d)     5,502,996
Xircom                                                        77,168(b)       3,805,347
Zixit                                                         41,946(b,d)     1,295,083
Total                                                                       165,954,740

Electronics (12.9%)
Actel                                                         60,043(b)       1,489,817
Alpha Inds                                                    53,500(b)       4,480,625
American Xtal Technology                                      51,300(b,d)       804,769
Analogic                                                      34,841          1,254,276
Anixter Intl                                                  99,007(b)       1,949,200
Audiovox Cl A                                                 54,454(b)       2,586,565
Belden                                                        66,715          1,438,542
Benchmark Electronics                                         44,445(b)       1,119,458
Brush Wellman                                                 44,716            715,456
Burr-Brown                                                   151,939(b)       5,621,743
C&D Technologies                                              35,173          1,437,696
C-Cube Microsystems                                          111,148(b)       7,759,521
Cable Design Technologies                                     77,240(b)       1,776,520
CTS                                                           75,394(e)       5,291,716
Dallas Semiconductor                                          79,103          5,285,069
Dionex                                                        60,942(b)       1,752,083
Electro Scientific Inds                                       35,862(b)       2,873,443
Electroglas                                                   54,560(b)       1,606,110
Esterline                                                     47,497(b)         531,373
Etec Systems                                                  59,118(b)       4,973,302
Gerber Scientific                                             60,743          1,131,338
Harman Intl Inds                                              47,276          2,759,737
Harmon Inds                                                   31,083            407,964
Helix Technology                                              61,186          2,975,169
Innovex                                                       40,573            342,335
Intl Rectifier                                               142,455(b)       4,736,629
Itron                                                         40,966(b,d)       286,762
KEMET                                                        115,734(b)       5,504,598
Kent Electronics                                              76,894(b)       1,773,368
Kulicke & Soffa Inds                                          64,282(b)       3,362,752
Lattice Semiconductor                                        131,268(b)       6,735,689
Methode Electronics Cl A                                      97,202          3,317,018
Micrel                                                       112,958(b)       7,144,594
Park Electrochemical                                          28,584            541,310
Paxar                                                        127,925(b)       1,103,353
Photronics                                                    65,210(b)       1,952,224
Pioneer-Standard Electronics                                  74,201          1,012,148
Plexus                                                        47,979(b)       2,231,024
Powerwave Technologies                                        55,216(b)       5,031,558
S3                                                           208,444(b)       3,022,438
Scott Technologies                                            48,956(b)         832,252
Silicon Valley Group                                          90,563(b)       1,884,842
SLI                                                           98,091          1,152,569
SpeedFam-IPEC                                                 80,619(b)       1,214,324
Standard Microsystems                                         42,947(b)         515,364
Technitrol                                                    44,483          1,873,846
Three-Five Systems                                            33,051(b)       1,270,398
Trimble Navigation                                            61,781(b)       1,173,839
Ultratech Stepper                                             58,581(b)         790,844
Varian Medical Systems                                        83,633          3,188,508
Vicor                                                        112,975(b)       4,603,731
X-Rite                                                        58,172            489,008
Total                                                                       129,108,817

Energy (1.7%)
Atmos Energy                                                  85,100          1,489,250
Barrett Resources                                             89,243(b,e)     2,638,246
Cabot Oil & Gas Cl A                                          68,669          1,012,868
Cross Timbers Oil                                            133,596          1,068,768
HS Resources                                                  51,502(b)         766,092
Newfield Exploration                                         113,952(b)       3,133,680
Pogo Producing                                               110,119          2,484,560
St. Mary Land & Exploration                                   30,416            775,608
Stone Energy                                                  50,209(b)       1,870,285
Vintage Petroleum                                            170,924          2,189,964
Total                                                                        17,429,321

Energy equipment & services (1.4%)
Atwood Oceanics                                               37,473(b)       1,529,367
Cal Dive Intl                                                 42,408(b)       1,293,444
Dril-Quip                                                     47,229(b)       1,490,665
Friede Goldman Halter                                        109,233(b)         662,225
Input/Output                                                 138,785(b)         815,362
Oceaneering Intl                                              63,889(b)       1,062,155
Plains Resources                                              49,089(b)         653,497
Pride Intl                                                   165,459(b)       2,657,685
Remington Oil & Gas                                           58,282(b)         180,310
SEACOR SMIT                                                   30,897(b)       1,425,124
Seitel                                                        66,516(b)         540,443
Tuboscope                                                    121,432(b)       1,578,616
Total                                                                        13,888,893

Financial services (3.0%)
AmeriCredit                                                  201,492(b)       3,299,432
Bowne & Co                                                   101,108          1,105,869
Dain Rauscher                                                 34,202          1,722,926
Delphi Financial Group Cl A                                   56,602(b)       1,867,866
Eaton Vance                                                   98,265          4,022,723
Insurance Auto Auctions                                       31,692(b)         469,438
Jefferies Group                                               65,592          1,447,124
Mutual Risk Management                                       119,711(c)       1,960,268
Natl Disc Brokers Group                                       46,535(b)       1,012,136
Pioneer Group                                                 72,604(b)       1,034,607
Radian Group                                                 101,752          4,101,877
Raymond James Financial                                      129,633          2,463,027
SEI Investments                                               48,566          5,063,005
Total                                                                        29,570,298

Food (1.6%)
American Italian Pasta Cl A                                   49,614(b)       1,358,183
Chiquita Brands Intl                                         180,395            845,602
Corn Products Intl                                           102,004          2,346,091
Delta & Pine Land                                            105,403          1,739,150
Earthgrains                                                  116,440          1,833,930
Fleming Companies                                            106,319          1,063,190
J & J Snack Foods                                             24,585(b)         470,188
Michael Foods                                                 55,559          1,163,267
Nash Finch                                                    31,072            258,286
Performance Food Group                                        38,658(b)         891,550
Ralcorp Holdings                                              83,899(b)       1,242,754
Smithfield Foods                                             124,186(b)       2,274,156
United Natural Foods                                          49,982(b)         537,307
Total                                                                        16,023,654

Furniture & appliances (0.9%)
Aaron Rents                                                   54,527            817,905
Bassett Furniture Inds                                        33,585            445,001
Ethan Allen Interiors                                        111,724          2,793,100
Fedders                                                       98,633            517,823
Interface                                                    144,140            702,683
La-Z-Boy                                                     168,331          2,304,031
Natl Presto Inds                                              20,129            704,515
Royal Appliance Mfg                                           47,298(b)         242,402
Thomas Inds                                                   43,343            807,263
Total                                                                         9,334,723

Health care (10.0%)
Advanced Tissue Sciences                                     155,022(b)         746,043
Alliance Pharmaceutical                                      122,299(b)       1,414,082
Alpharma Cl A                                                 81,045(e)       2,755,530
Barr Laboratories                                             62,555(b)       2,498,290
Bio-Technology General                                       144,918(b)       1,992,623
Biomatrix                                                     63,007(b,d)     1,397,968
Cephalon                                                      88,750(b)       3,150,625
Coherent                                                      65,896(b)       2,903,543
Conmed                                                        41,918(b)       1,079,389
Cooper Companies                                              38,414          1,162,024
COR Therapeutics                                              68,852(b)       1,824,578
Cygnus                                                        67,866(b,d)     1,117,668
Datascope                                                     41,060          1,483,293
Diagnostic Products                                           37,465            845,304
Dura Pharmaceuticals                                         121,125(b,e)     1,877,438
Enzo Biochem                                                  68,351(b)       5,886,729
Hologic                                                       41,910(b)         288,131
IDEC Pharmaceuticals                                         115,853(b,e)    14,619,199
IDEXX Laboratories                                           100,144(b)       1,508,419
Immune Response                                               71,005(b,d)       532,538
Incyte Pharmaceuticals                                        77,929(b)       8,552,707
Invacare                                                      82,117          1,626,943
Jones Pharma                                                 118,737          6,894,166
Laser Vision Centers                                          68,589(b)         606,584
Liposome                                                     107,249(b)       1,421,049
Medicis Pharmaceutical Cl A                                   78,948(b)       3,296,079
Mentor                                                        66,748          1,535,204
North American Vaccine                                        90,023(b)         512,006
Noven Pharmaceuticals                                         58,924(b)         950,150
Organogenesis                                                 83,445(b,d)       745,790
Osteotech                                                     38,860(b)         544,040
Priority Healthcare Cl B                                      59,910(b)       1,733,646
Protein Design Labs                                           51,294(b)       4,186,873
Regeneron Pharmaceuticals                                     85,797(b)       1,056,376
ResMed                                                        40,747(b)       1,749,574
Respironics                                                   81,682(b)         913,817
Safeskin                                                     157,535(b)       1,880,574
Spacelabs Medical                                             25,905(b)         430,671
Summit Technology                                            128,027(b)       1,664,351
Sunrise Medical                                               60,912(b)         289,332
Syncor Intl                                                   32,422(b)         786,234
Techne                                                        55,249(b)       3,446,156
Theragenics                                                   80,824(b)         823,395
Vertex Pharmaceuticals                                        70,249(b)       2,880,209
Vital Signs                                                   33,560            738,320
Wesley Jessen VisionCare                                      47,921(b)       1,855,441
Total                                                                       100,203,101

Health care services (2.3%)
Advance Paradigm                                              58,080(b)       1,092,630
Cerner                                                        92,080(b)       1,830,090
Coventry Health Care                                         162,182(b)       1,175,820
Curative Health Services                                      27,651(b)         184,916
Genesis Health Ventures                                      133,236(b)         316,436
Hanger Orthopedic Group                                       52,268(b)         235,206
Magellan Health Services                                      87,120(b)         620,730
Orthodontic Centers of America                               131,797(b)       2,018,142
Owens & Minor                                                 89,578            811,801
PAREXEL Intl                                                  69,200(b)         916,900
Patterson Dental                                              92,235(b)       4,017,986
Pediatrix Medical Group                                       42,657(b,d)       389,245
Pharmaceutical Product Development                            67,465(b)         860,179
Renal Care Group                                             122,329(b)       3,004,705
Sierra Health Services                                        73,609(b)         529,065
Universal Health Services Cl B                                83,982(b)       3,752,945
US Oncology                                                  235,209(b)       1,220,147
Total                                                                        22,976,943

Household products (0.8%)
Action Performance Companies                                  46,368(b,d)       452,088
Enesco Group                                                  36,928(e)         362,356
Libbey                                                        43,883          1,129,987
Nature's Sunshine Products                                    47,027            411,486
Scotts Cl A                                                   78,331(b)       2,746,481
Sola Intl                                                     68,127(b)         421,536
Valence Technology                                            86,459(b)       2,680,229
Total                                                                         8,204,163

Industrial equipment & services (2.8%)
Applied Industrial Technologies                               57,352            914,048
Applied Power Cl A                                           106,665          2,973,286
Arctic Cat                                                    70,216            693,383
Astec Inds                                                    52,346(b)       1,243,218
Barnes Group                                                  52,075            758,342
Clarcor                                                       65,694          1,141,433
Flow Intl                                                     40,266(b)         427,826
G & K Services Cl A                                           56,218          1,240,310
Gardner Denver                                                41,124(b)         724,811
Graco                                                         55,930          1,719,848
IDEX                                                          81,164          2,181,282
JLG Inds                                                     121,280          1,015,720
Kroll-O'Gara                                                  60,851(b)       1,015,451
Lawson Products                                               28,343            651,889
Lindsay Mfg                                                   33,994            563,026
Lydall                                                        42,950(b)         322,125
Manitowoc                                                     71,163          1,943,639
Regal Beloit                                                  57,447          1,141,759
Robbins & Myers                                               29,976            644,484
Roper Inds                                                    83,002          2,785,754
Specialty Equipment Companies                                 52,780(b)         943,443
Toro                                                          34,728          1,178,582
Watsco                                                        79,808            927,768
Wolverine Tube                                                34,869(b)         462,014
Total                                                                        27,613,441

Insurance (1.6%)
Blanch (EW) Holdings                                          36,023          1,742,613
Enhance Financial Services Group                             104,226          1,452,650
Fidelity Natl Financial                                       78,037            975,463
First American Financial                                     178,693          2,121,979
Fremont General                                              191,819          1,486,597
Frontier Insurance Group                                      95,166            291,446
Gallagher (Arthur J)                                          50,320          2,704,699
Hilb, Rogal & Hamilton                                        35,940          1,008,566
Hooper Holmes                                                 79,648          1,548,158
Selective Insurance Group                                     75,289          1,134,041
Trenwick Group                                                50,915            715,992
Zenith Natl Insurance                                         47,107(e)         986,303
Total                                                                        16,168,507

Leisure time & entertainment (0.9%)
Anchor Gaming                                                 32,871(b)       1,466,868
Aztar                                                        119,711(b)       1,144,736
Carmike Cinemas Cl A                                          31,141(b)         217,987
Coachmen Inds                                                 43,064            619,045
Hollywood Park                                                71,509(b)       1,403,364
Huffy                                                         27,845            158,368
K2                                                            49,042            355,555
Players Intl                                                  87,917(b)         695,094
Polaris Inds                                                  66,826          2,163,492
Thor Inds                                                     33,250            976,719
Total                                                                         9,201,228

Media (2.6%)
ADVO                                                          58,025(b)       1,508,650
Catalina Marketing                                            49,958(b)       4,983,311
Consolidated Graphics                                         43,169(b)         577,385
GC Companies                                                  21,352(b)         611,201
Gibson Greetings                                              43,410(b)         379,838
HA-LO Inds                                                   133,435(b)       1,200,915
Harland (John H)                                              82,839          1,387,553
Information Resources                                         77,176(b)         629,467
Snyder Communications                                        195,943(b,d)     3,918,860
Thomas Nelson                                                 38,987            316,769
True North Communications                                    132,007          5,486,541
Valassis Communications                                      154,051(b)       5,237,734
Total                                                                        26,238,224

Metals (1.8%)
Amcast Inds                                                   24,535            334,289
AMCOL Intl                                                    73,388          1,036,606
Birmingham Steel                                              81,447            320,698
Castle (AM)                                                   38,481            423,291
Coeur d'Alene Mines                                           79,939(b)         264,798
Commercial Metals                                             39,269          1,249,245
Commonwealth Inds                                             45,527            472,343
IMCO Recycling                                                45,327            515,595
Material Sciences                                             42,740(b)         544,935
Mueller Inds                                                  95,788(b)       3,155,016
Quanex                                                        39,087            845,256
Reliance Steel & Aluminum                                     76,105          1,579,179
RTI Intl Metals                                               57,101(b)         421,120
Steel Dynamics                                               131,345(b)       2,044,057
Steel Technologies                                            30,502            375,556
Stillwater Mining                                            103,745(b)       3,695,915
WHX                                                           39,430(b,d)       300,654
Total                                                                        17,578,553

Miscellaneous (1.3%)
ABM Inds                                                      61,183          1,254,252
American States Water                                         24,543            816,055
Apex                                                          56,923(b)       2,170,189
Champion Enterprises                                         130,574(b)       1,003,788
Cross (AT) Cl A                                               46,678(b)         227,555
JAKKS Pacific                                                 51,734(b)         845,528
Philadelphia Suburban                                        112,194          2,250,892
Tenneco Automotive                                            92,226            916,496
United Water Resources                                       106,441          3,672,214
Total                                                                        13,156,969

Multi-industry conglomerates (3.1%)
Agribrands Intl                                               28,426(b)       1,174,349
Baldor Electric                                               98,340          1,677,926
Brady (WH) Cl A                                               62,038          1,764,206
CDI                                                           52,183(b)       1,216,516
ChoicePoint                                                   80,835(b)       2,829,225
Cyrk Intl                                                     43,116(b)         428,465
F.Y.I.                                                        39,815(b)       1,249,196
Franklin Covey                                                55,781(b)         446,248
Griffon                                                       83,276(b)         608,956
Interim Services                                             173,969(b)       4,360,098
Labor Ready                                                  117,192(b)         974,159
Lason                                                         51,751(b)         485,166
New England Business Service                                  37,946            747,062
NFO Worldwide                                                 61,186(b)       1,250,489
Pre-Paid Legal Services                                       61,753(b)       1,389,443
Rural/Metro                                                   39,945(b)         164,773
StaffMark                                                     80,495(b)         705,589
Standex Intl                                                  35,218            585,499
Teledyne Technologies                                         73,977(b)         684,287
Triarc Companies                                              64,808(b)       1,126,039
Valmont Inds                                                  64,299          1,245,793
Volt Information Sciences                                     41,173(b)         964,992
Zebra Technologies Cl A                                       85,836(b)       5,080,417
Total                                                                        31,158,893

Paper & packaging (0.7%)
AptarGroup                                                    99,834          2,196,349
Buckeye Technologies                                          96,361(b)       1,614,047
Caraustar Inds                                                69,806          1,348,128
Pope & Talbot                                                 41,038            656,608
Shorewood Packaging                                           75,477(b)       1,198,197
Total                                                                         7,013,329

Restaurants & lodging (1.8%)
Applebee's Intl                                               74,592          1,869,462
CEC Entertainment                                             74,475(b)       1,875,839
Cheesecake Factory (The)                                      55,039(b)       1,575,491
CKE Restaurants                                              142,657            918,354
Consolidated Products                                         80,168(b)         816,712
IHOP                                                          55,086(b)         908,919
Jack in the Box                                              104,810(b)       2,155,155
Landry's Seafood Restaurants                                  68,005(b)         599,294
Luby's Cafeterias                                             61,401            671,573
Marcus                                                        81,926            911,427
Panera Bread Cl A                                             33,286(b)         237,163
Prime Hospitality                                            133,842(b)       1,054,006
Ruby Tuesday                                                  85,058          1,594,838
Ryan's Family Steak Houses                                    99,048(b)         885,242
Sonic                                                         51,220(b)       1,472,575
Taco Cabana Cl A                                              35,874(b)         255,602
TCBY Enterprises                                              62,694            211,592
Total                                                                        18,013,244

Retail (5.6%)
99 Cents Only Stores                                          68,614(b)       2,401,490
Ames Dept Stores                                              79,911(b)       1,668,142
AnnTaylor Stores                                              86,387(b)       1,900,514
Baker (J)                                                     38,528            204,680
Bindley Western Inds                                          92,403          1,576,626
Bombay                                                        99,505(b)         391,801
Books-A-Million                                               49,304(b,d)       366,699
Casey's General Stores                                       144,428          1,489,414
Cash America Intl                                             69,532            690,974
Cato Cl A                                                     72,593            744,078
Checkpoint Systems                                            82,606(b)         913,829
Copart                                                       147,046(b)       2,499,782
Cost Plus                                                     55,936(b)         936,928
CPI                                                           27,181            606,476
Damark Intl Cl A                                              15,095(b)         428,321
Dept 56                                                       47,558(b)         912,519
Dress Barn                                                    54,939(b)         858,422
Footstar                                                      57,076(b)       1,426,900
Fossil                                                        87,784(b)       1,706,302
Goody's Family Clothing                                       90,934(b)         440,462
Gottschalks                                                   34,457(b)         228,278
Group 1 Automotive                                            58,202(b)         723,887
Gymboree                                                      66,676(b)         302,126
Hancock Fabrics                                               52,390            166,993
Jan Bell Marketing                                            67,343(b)         193,611
Jo-Ann Stores Cl A                                            49,208(b)         507,458
Justin Inds                                                   69,798          1,012,071
Lillian Vernon                                                25,080            291,555
Linens `N Things                                             108,060(b)       2,120,678
Men's Wearhouse                                              114,610(b)       2,736,313
Michaels Stores                                               79,695(b)       2,131,841
Nashua                                                        16,158(b)         133,304
NBTY                                                         183,572(b)       2,592,954
Pacific Sunwear of California                                 85,319(b)       2,506,245
Phillips-Van Heusen                                           74,749            504,556
Pier 1 Imports                                               264,780          2,184,435
Regis                                                        106,023          1,868,655
Russ Berrie                                                   56,295          1,382,746
ShopKo Stores                                                 83,215          1,523,875
Sports Authority                                              87,599(b)         218,998
Stein Mart                                                   121,872(b)         586,509
Sturm, Ruger & Co                                             73,706            686,387
Swiss Army Brands                                             21,513(b)         134,456
United Stationers                                             93,098(b)       2,420,548
Wet Seal Cl A                                                 37,802(b)         472,525
Whole Foods Market                                            71,943(b)       3,309,377
Zale                                                          96,538(b)       3,451,233
Total                                                                        56,555,973

Textiles & apparel (1.1%)
Angelica                                                      23,763            219,808
Ashworth                                                      38,569(b)         178,382
Brown Shoe                                                    49,982            518,563
Cone Mills                                                    69,812(b)         283,611
Dixie Group                                                   31,819(b)         198,869
Guilford Mills                                                60,782            558,435
Haggar                                                        19,686            275,604
Hartmarx                                                      83,763(b)         256,524
K-Swiss Cl A                                                  29,566            365,879
Kellwood                                                      76,047          1,340,328
Nautica Enterprises                                           94,808(b)         847,347
Oshkosh B'Gosh Cl A                                           35,082            635,861
Oxford Inds                                                   21,145            364,751
Pillowtex                                                     39,233(d)         166,740
Quiksilver                                                    62,171(b)         753,823
Stride Rite                                                  125,988            763,802
Timberland Cl A                                               57,269(b,e)     2,118,954
Wolverine World Wide                                         113,096          1,032,001
Total                                                                        10,879,282

Transportation (2.3%)
American Freightways                                          87,906(b)       1,197,719
Arkansas Best                                                 54,070(b)         642,081
Eagle USA Airfreight                                          78,259(b)       2,562,982
Expeditors Intl of Washington                                138,168          5,824,644
Fritz Companies                                              100,413(b)       1,054,337
Frozen Food Express Inds                                      44,683            171,750
Heartland Express                                             82,180(b)       1,129,975
Landstar System                                               26,101(b)       1,230,010
M.S. Carriers                                                 33,698(b)         724,507
Offshore Logistics                                            57,806(b)         534,706
RailTex                                                       25,470(b)         471,195
Rollins Truck Leasing                                        157,123          1,541,769
USFreightways                                                 72,541          2,638,679
Wabash Natl                                                   62,949            838,009
Werner Enterprises                                           130,106          1,658,852
Yellow Corp                                                   68,157(b)       1,039,394
Total                                                                        23,260,609

Utilities -- electric (0.9%)
Bangor Hydro Electric                                         20,179            297,640
Central Vermont Public Service                                31,412            345,532
CH Energy Group                                               46,194          1,432,014
Eastern Utilities Associates                                  55,985          1,721,539
Green Mountain Power                                          14,746            126,263
NorthWestern                                                  63,308          1,400,690
TNP Enterprises                                               36,759          1,516,309
United Illuminating                                           39,275          1,968,658
Total                                                                         8,808,645

Utilities -- gas (1.9%)
Cascade Natural Gas                                           30,269            448,360
Connecticut Energy                                            28,454          1,179,063
Energen                                                       81,690          1,409,153
Kirby                                                         67,227(b)       1,252,103
New Jersey Resources                                          48,823          1,846,120
Northwest Natural Gas                                         68,603          1,406,362
Piedmont Natural Gas                                          85,399          2,433,871
Public Service Co of North Carolina                           56,378          1,839,332
Southern Union                                               132,829          2,258,092
Southwest Gas                                                 84,560          1,654,205
Southwestern Energy                                           68,312            388,525
WICOR                                                        103,072          3,047,065
Total                                                                        19,162,251

Utilities -- telephone (0.5%)
Brightpoint                                                  146,191(b)       1,918,757
TALK.com                                                     177,110(b)       2,889,107
Total                                                                         4,807,864

Total common stocks
(Cost: $983,756,084)                                                       $994,127,661


See accompanying notes to investments in securities.

Short-term securities (1.9%)

Issuer                                     Annualized        Amount           Value(a)
                                         yield on date     payable at
                                          of purchase       maturity

U.S. government agencies (1.8%)
Federal Home Loan Bank Disc Nt
   03-08-00                                    5.79%        $600,000           $596,442
Federal Home Loan Mtge Corp Disc Nts
   02-24-00                                    5.58        1,200,000          1,195,552
   02-29-00                                    5.60        1,100,000          1,095,064
   03-07-00                                    5.68        1,500,000          1,491,525
   03-14-00                                    5.63          600,000            595,994
   03-21-00                                    5.66        2,000,000          1,984,389
   03-28-00                                    5.65          800,000            792,628
   04-13-00                                    5.79        1,100,000          1,086,795
Federal Natl Mtge Assn Disc Nts
   04-13-00                                    5.78        1,300,000          1,284,394
   04-27-00                                    5.83        8,600,000          8,476,963
Total                                                                        18,599,746

Commercial paper (0.1%)
AT&T
   02-07-00                                    6.06          700,000            699,176

Total short-term securities
(Cost: $19,306,829)                                                         $19,298,922

Total investments in securities
(Cost: $1,003,062,913)(f)                                                $1,013,426,583


See accompanying notes to investments in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2000, the value of foreign securities represented 0.20% of net assets.

(d) Security is partially or fully on loan. See Note 4 to the financial statements.

(e) Partially pledged as initial margin deposit on the following open stock index futures purchase contracts (see Note 5 to the financial statements):

Type of security                                               Contracts

Russell Index, March 2000                                             18

(f) At Jan. 31, 2000, the cost of securities for federal income tax purposes was $1,008,424,351 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                     $235,493,234
Unrealized depreciation                                     (230,491,002)
                                                            ------------
Net unrealized appreciation                                   $5,002,232

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP MARKET ADVANTAGE SERIES, INC.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of AXP S&P 500 Index Fund, AXP Mid Cap Index Fund, AXP Total Stock Market Index Fund, AXP International Equity Index Fund and AXP Nasdaq 100 Index Fund (funds within AXP Market Advantage Series, Inc.) as of January 31, 2000 and the related statements of operations, changes in net assets, and the financial highlights for the period from October 25, 1999 (when shares became publicly available) to January 31, 2000. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP S&P 500 Index Fund, AXP Mid Cap Index Fund, AXP Total Stock Market Index Fund, AXP International Equity Index Fund and AXP Nasdaq 100 Index Fund as of January 31, 2000, and the results of its operations, changes in its net assets and the financial highlights for the period stated in the first paragraph above, in conformity with generally accepted accounting principles.


/S/ KPMG
    KPMG LLP
Minneapolis, Minnesota
March 3, 2000

Financial Statements

Statements of assets and liabilities
AXP Market Advantage Series, Inc.

                                                                        AXP                AXP                AXP
                                                                      S&P 500            Mid Cap             Total
                                                                       Index              Index           Stock Market
Jan. 31, 2000                                                          Fund               Fund             Index Fund

Assets
Investments in securities, at value (Note 1)
    (identified cost $16,047,984, $11,050,355
    and $20,897,960)                                               $16,778,873         $12,221,216         $23,877,585
Cash in bank on demand deposit                                          50,807              24,494              26,092
Expense receivable from AEFC                                             3,785                 981               1,627
Capital shares receivable                                               34,105               2,000               2,000
Dividends and accrued interest receivable                                9,632               8,624              15,207
Receivable for investment securities sold                               48,275             322,235                  --
Other prepaid assets                                                        --               7,288                  --
                                                                          ----               -----                 ---
Total assets                                                        16,925,477          12,586,838          23,922,511
                                                                    ----------          ----------          ----------

Liabilities
Payable for investment securities purchased                            348,101             398,795                  --
Accrued investment management services fee                                 319                 264                 595
Accrued distribution fee                                                   142                  84                 156
Accrued transfer agency fee                                                 35                   5                   6
Accrued administrative services fee                                        106                  81                 218
Other accrued expenses                                                  73,784              15,341              21,964
                                                                        ------              ------              ------
Total liabilities                                                      422,487             414,570              22,939
                                                                       -------             -------              ------
Net assets applicable to outstanding capital stock                 $16,502,990         $12,172,268         $23,899,572
                                                                   ===========         ===========         ===========

Represented by
Capital stock-- $.01 par value (Note 1)                            $    30,429         $    21,305        $     41,493
Additional paid-in capital                                          15,748,373          10,731,399          20,827,595
Undistributed net investment income                                      5,505               8,455               2,494
Accumulated net realized gain (loss)                                   (12,206)            240,248              48,365
Unrealized appreciation (depreciation) on investments                  730,889           1,170,861           2,979,625
                                                                       -------           ---------           ---------
Total -- representing net assets applicable to outstanding
    capital stock                                                  $16,502,990         $12,172,268         $23,899,572
                                                                   ===========         ===========         ===========
Net assets applicable to outstanding shares:     Class D           $ 7,158,022         $ 4,003,896        $  7,521,896
                                                 Class E           $ 9,344,968         $ 8,168,372         $16,377,676
Shares outstanding:                              Class D shares      1,320,235             700,920           1,306,169
                                                 Class E shares      1,722,656           1,429,563           2,843,133
Net asset value per share of
    outstanding capital stock:                   Class D           $      5.42         $      5.71        $       5.76
                                                 Class E           $      5.42         $      5.71        $       5.76
                                                                   -----------         -----------        ------------

See accompanying notes to financial statements.


Statements of assets and liabilities
AXP Market Advantage Series, Inc.

                                                                                           AXP                 AXP
                                                                                      International          Nasdaq
                                                                                         Equity                100
Jan. 31, 2000                                                                          Index Fund          Index Fund

Assets
Investments in securities, at value (Note 1)
  (identified cost $20,247,688 and $18,945,006)                                        $21,770,992         $24,111,589
Cash in bank on demand deposit
  (including foreign currency holdings of $235,663)                                        309,943               2,271
Expense receivable from AEFC                                                                 8,791               1,540
Capital shares receivable                                                                   28,802              86,108
Dividends and accrued interest receivable                                                   13,913                 363
Receivable for investment securities sold                                                  527,426             719,231
Other prepaid assets                                                                         5,548                  --
Total assets                                                                            22,665,415          24,921,102

Liabilities
Capital shares payable                                                                          --               4,148
Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 6)        37,522                  --
Payable for investment securities purchased                                                341,084           1,183,544
Accrued investment management services fee                                                   6,904                 731
Accrued distribution fee                                                                     3,011                 221
Accrued transfer agency fee                                                                     --                  68
Accrued administrative services fee                                                             --                 115
Other accrued expenses                                                                      17,366              14,880
Total liabilities                                                                          405,887           1,203,707
Net assets applicable to outstanding capital stock                                     $22,259,528         $23,717,395

Represented by
Capital stock-- $.01 par value (Note 1)                                                $    41,081         $    31,534
Additional paid-in capital                                                              20,539,504          18,289,620
Undistributed (excess of distributions over) net investment income                          37,522                  --
Accumulated net realized gain (loss)                                                       132,166             229,658
Unrealized appreciation (depreciation) on investments (Notes 5 and 6)                    1,509,255           5,166,583
Total-- representing net assets applicable to outstanding capital stock                $22,259,528         $23,717,395
Net assets applicable to outstanding shares:     Class D                               $ 6,884,763         $11,043,321
                                                 Class E                               $15,374,765         $12,674,074
Shares outstanding:                              Class D shares                          1,271,158           1,468,827
                                                 Class E shares                          2,836,948           1,684,565
Net asset value per share of
    outstanding capital stock:                   Class D                               $      5.42         $      7.52
                                                 Class E                               $      5.42         $      7.52

See accompanying notes to financial statements.


Statements of operations
AXP Market Advantage Series, Inc.

                                                                        AXP                AXP                 AXP
                                                                      S&P 500            Mid Cap              Total
                                                                       Index              Index           Stock Market
For the period from Oct. 25, 1999* to Jan. 31, 2000                    Fund               Fund             Index Fund

Investment income
Income:
Dividends                                                            $  39,322           $  40,700           $  72,378
Interest                                                                 2,247                  --                  --
                                                                         -----                ----                ----
Total income                                                            41,569              40,700              72,378
Expenses (Note 2):
Investment management services fee                                       8,319               8,233              19,190
Distribution fee--Class D                                                3,155               2,451               4,872
Transfer agency fee                                                        479                  77                  98
Administrative services fees and expenses                                3,622               3,382               6,935
Compensation of board members                                               --                  --                 958
Custodian fees                                                          15,081               2,170               2,170
Printing and postage                                                     2,630               2,713               2,713
Registration fees                                                       67,921              28,030              31,660
Licensing fees                                                          15,081               2,713               2,713
Audit fees                                                              13,000              12,000              12,000
Other                                                                    2,849               2,849               2,847
                                                                         -----               -----               -----
Total expenses                                                         132,137              64,618              86,156
    Less expenses reimbursed by AEFC (Note 2)                         (115,440)            (47,950)            (49,845)
                                                                      --------             -------             -------
Total net expenses                                                      16,697              16,668              36,311
                                                                        ------              ------              ------
Investment income (loss)-- net                                          24,872              24,032              36,067
                                                                        ------              ------              ------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)             (10,672)            247,671              47,889
Net change in unrealized appreciation
    (depreciation) on investments                                      591,911           1,032,789           2,215,879
                                                                       -------           ---------           ---------
Net gain (loss) on investments                                         581,239           1,280,460           2,263,768
                                                                       -------           ---------           ---------
Net increase (decrease) in net assets resulting
    from operations                                                   $606,111          $1,304,492          $2,299,835
                                                                      ========          ==========          ==========

*When shares became publicly available.

See accompanying notes to financial statements.



Statements of operations
AXP Market Advantage Series, Inc.
                                                                                           AXP                 AXP
                                                                                      International          Nasdaq
                                                                                         Equity                100
For the period from Oct. 25, 1999* to Jan. 31, 2000                                    Index Fund          Index Fund

Investment income
Income:
Dividends                                                                               $   37,778           $   2,660
Interest                                                                                    25,432               2,972
    Less foreign taxes withheld                                                             (2,170)                 --
                                                                                            ------                ----
Total income                                                                                61,040               5,632
Expenses (Note 2):
Investment management services fee                                                          29,704              17,173
Distribution fee--Class D                                                                    4,525               4,263
Transfer agency fee                                                                             83                 787
Administrative services fees and expenses                                                    8,210               2,712
Custodian fees                                                                               3,255               2,170
Printing and postage                                                                         2,713               2,713
Registration fees                                                                           19,969              28,358
Licensing fee                                                                                1,356               1,356
Audit fees                                                                                  13,500              12,000
Other                                                                                        2,848               2,848
                                                                                             -----               -----
Total expenses                                                                              86,163              74,380
    Less expenses reimbursed by AEFC (Note 2)                                              (43,490)            (45,719)
                                                                                           -------             -------
Total net expenses                                                                          42,673              28,661
                                                                                            ------              ------
Investment income (loss)-- net                                                              18,367             (23,029)
                                                                                            ------             -------

Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
    Security transactions (Note 3)                                                          35,789             253,802
    Financial futures contracts                                                            157,573              (3,912)
    Foreign currency transactions (Note 6)                                                 (36,228)                 --
                                                                                           -------              ------
Net realized gain (loss) on investments                                                    157,134             249,890
Net change in unrealized appreciation (depreciation) on investments                      1,509,255           4,641,157
                                                                                         ---------           ---------
Net gain (loss) on investments                                                           1,666,389           4,891,047
                                                                                         ---------           ---------
Net increase (decrease) in net assets resulting from operations                         $1,684,756          $4,868,018
                                                                                        ==========          ==========

*When shares became publicly available.

See accompanying notes to financial statements.



Statements of changes in net assets
AXP Market Advantage Series, Inc.
                                                                        AXP                AXP                 AXP
                                                                      S&P 500            Mid Cap              Total
                                                                       Index              Index           Stock Market
For the period from Oct. 25, 1999* to Jan. 31, 2000                    Fund               Fund             Index Fund

Operations and distributions
Investment income (loss)-- net                                      $   24,872          $   24,032         $    36,067
Net realized gain (loss) on security transactions                      (10,672)            247,671              47,889
Net change in unrealized appreciation
    (depreciation) on investments                                      591,911           1,032,789           2,215,879
                                                                       -------           ---------           ---------
Net increase (decrease) in net assets resulting
    from operations                                                    606,111           1,304,492           2,299,835
                                                                       -------           ---------           ---------
Distributions to shareholders from:
    Net investment income
        Class D                                                         (7,957)             (5,860)            (10,479)
        Class E                                                        (15,647)            (16,180)            (30,026)
    Net realized gain
        Class D                                                           (614)             (2,300)                 --
        Class E                                                         (1,011)             (5,107)                 --
                                                                        ------              ------               -----
Total distributions                                                    (25,229)            (29,447)            (40,505)
                                                                       -------             -------             -------

Capital share transactions (Note 4)
Proceeds from sales
    Class D shares (Note 2)                                          4,014,584             585,403             623,511
    Class E shares                                                   1,871,463             149,059             222,739
Reinvestment of distributions at net asset value
    Class D shares                                                       6,839               8,025              10,141
    Class E shares                                                      16,658              21,287              30,026
Payments for redemptions
    Class D shares                                                     (38,105)            (11,070)            (17,179)
    Class E shares (Note 2)                                            (92,637)                 --                (150)
                                                                       -------              ------                ----
Increase (decrease) in net assets from share transactions            5,778,802             752,704             869,088
                                                                     ---------             -------             -------
Total increase (decrease) in net assets                              6,359,684           2,027,749           3,128,418
Net assets at beginning of period (Note 1)                          10,143,306          10,144,519          20,771,154
                                                                    ----------          ----------          ----------
Net assets at end of period                                        $16,502,990         $12,172,268         $23,899,572
                                                                   ===========         ===========         ===========
Undistributed net investment income                                $     5,505         $     8,455         $     2,494
                                                                   -----------         -----------         -----------

*When shares became publicly available.

See accompanying notes to financial statements.



Statements of changes in net assets
AXP Market Advantage Series, Inc.
                                                                                           AXP                 AXP
                                                                                      International          Nasdaq
                                                                                         Equity                100
For the period from Oct. 25, 1999* to Jan. 31, 2000                                    Index Fund          Index Fund

Operations and distributions
Investment income (loss)-- net                                                         $    18,367         $   (23,029)
Net realized gain (loss) on investments                                                    157,134             249,890
Net change in unrealized appreciation (depreciation) on investments                      1,509,255           4,641,157
                                                                                         ---------           ---------
Net increase (decrease) in net assets resulting from operations                          1,684,756           4,868,018
                                                                                         ---------           ---------
Distributions to shareholders from:
    Net realized gain
        Class D                                                                             (7,690)                 --
        Class E                                                                            (17,627)                 --
                                                                                           -------                ----
Total distributions                                                                        (25,317)                 --
                                                                                           -------                ----

Capital share transactions (Note 4)
Proceeds from sales
    Class D shares (Note 2)                                                                398,295           6,357,030
    Class E shares                                                                         212,199           2,173,520
Reinvestment of distributions at net asset value
    Class D shares                                                                           7,577                  --
    Class E shares                                                                          17,627                  --
Payments for redemptions
    Class D shares                                                                         (15,342)           (109,117)
    Class E shares (Note 2)                                                                (22,927)           (100,279)
                                                                                           -------            --------
Increase (decrease) in net assets from share transactions                                  597,429           8,321,154
                                                                                           -------           ---------
Total increase (decrease) in net assets                                                  2,256,868          13,189,172
Net assets at beginning of period (Note 1)                                              20,002,660          10,528,223
                                                                                        ----------          ----------
Net assets at end of period                                                            $22,259,528         $23,717,395
                                                                                       ===========         ===========
Undistributed net investment income                                                    $    37,522         $        --
                                                                                       -----------         -----------

*When shares became publicly available.

See accompanying notes to financial statements.

Notes to Financial Statements
AXP Market Advantage Series, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Each Fund is a series of AXP Market Advantage Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Market Advantage Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

Shares of the Funds were offered to the public on Oct. 25, 1999 (when they became publicly available). Prior to this date, American Express Financial
Corporation (AEFC) purchased the following shares of capital stock, which represented the initial capital in each Fund at $5.00 per share:

                                             Number of shares
Fund                                     Class D          Class E
AXP S&P 500 Index Fund                   600,000        1,400,000
AXP Mid Cap Index Fund                   600,000        1,400,000
AXP Total Stock Market Index Fund      1,200,000        2,800,000
AXP International Equity Index Fund    1,200,000        2,800,000
AXP Nasdaq 100 Index Fund                600,000        1,400,000

The primary investments of each Fund are as follows:

AXP S&P 500 Index  Fund  invests in common  stocks  included  in the  Standard &
Poor's 500 Composite Stock Price Index (S&P 500).

AXP Mid Cap Index  Fund  invests in common  stocks  included  in the  Standard &
Poor's MidCap 400 Index (S&P MidCap 400).

AXP Total Stock Market Index Fund invests in common stocks included in the Wilshire 5000 Total Market Index (Wilshire 5000).

AXP International Equity Index Fund invests in common stocks included in the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index.

AXP Nasdaq 100 Index Fund  invests in common  stocks  included in the Nasdaq 100
Index.

While the Funds may track its index closely, it is typically unable to match the performance of the index exactly, primarily due to fund operating expenses and transaction costs.

Each Fund offers Class D and Class E shares and are sold without a sales charge.

All classes of shares have identical  voting,  dividend and liquidation  rights.
The distribution fee (class specific expense) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing  financial  statements that conform to generally  accepted  accounting
principles   requires   management  to  make  estimates  (e.g.,  on  assets  and
liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sale price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service.
Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates;
those maturing in 60 days or less are valued at amortized cost.

Option transactions
As part of its  indexing  strategies,  the  Funds  may buy and sell put and call options and write covered call options on portfolio  securities as well as write cash-secured  put  options.  The risk in writing a call option is that the Funds give  up  the  opportunity  for  profit  if the  market  price  of the  security increases.  The risk in  writing a put option is that the Funds may incur a loss if the market price of the security  decreases and the option is exercised.  The risk in buying an  option  is that the  Funds pay a premium  whether  or not the option is exercised.  The Funds also have the additional risk of being unable to enter into a closing  transaction if a liquid  secondary  market does not exist.
The  Funds  also  may  write  over-the-counter   options  where  completing  the
obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Each Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

Foreign currency translations and foreign currency contracts
Securities and other assets and  liabilities  denominated in foreign  currencies are translated daily into U.S. dollars.  Foreign currency amounts related to the purchase or sale of  securities  and income and expenses are  translated  at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized  and  unrealized  security  gains or losses is  reflected as a component of such gains or losses. In the statement of operations,  net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other
translation   gains  or  losses  on  dividends,   interest  income  and  foreign
withholding taxes.

The Funds may enter into foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S.
dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete its contract obligations.

Futures transactions
As part of its indexing strategies,, the Funds may buy and sell futures contracts traded on any U.S. or foreign exchange. The Funds also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Federal taxes
Each Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions.
The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences,  undistributed  net investment  income and accumulated net realized gain (loss) have been increased  (decreased),  resulting in net reclassification adjustments to additional paid-in capital by the following:
                                                                                                AXP
                                                AXP           AXP          AXP Total       International        AXP
                                              S&P 500       Mid Cap      Stock Market         Equity        Nasdaq 100
                                            Index Fund    Index Fund      Index Fund        Index Fund      Index Fund
Undistributed net investment income            $(91)            $--         $(240)           $16,495         $20,241
Accumulated net realized gain (loss)              91            --            240                349        (20,241)
Additional paid-in capital reduction (increase)   $--           $--            $--           $16,844              $--

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of each Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
Each Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of each Fund's average daily net assets in reducing percentages as follows:

Fund                                                    Percentage Range
AXP S&P 500 Index Fund                                   0.24% to 0.21%
AXP Mid Cap Index Fund                                   0.26% to 0.23%
AXP Total Stock Market Index Fund                        0.30% to 0.26%
AXP International Equity Index Fund                      0.50% to 0.46%
AXP Nasdaq 100 Index Fund                                0.38% to 0.34%

AEFC has a Sub-investment Advisory Agreement with State Street Global Advisors for AXP International Equity Index Fund.

Under an Administrative Services Agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages as follows:

Fund                                                    Percentage Range
AXP S&P 500 Index Fund                                  0.080% to 0.065%
AXP Mid Cap Index Fund                                  0.080% to 0.065%
AXP Total Stock Market Index Fund                       0.110% to 0.090%
AXP International Equity Index Fund                     0.100% to 0.080%
AXP Nasdaq 100 Index Fund                               0.060% to 0.040%

A minor portion of additional administrative service expenses paid by each Fund are consultants' fees and fund office expenses. Under this agreement, each Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by each Fund and approved by the board.

Under a separate  Transfer  Agency  Agreement,  American  Express Client Service
Corporation (AECSC) maintains  shareholder accounts and records.  Each Fund pays
AECSC an annual fee per shareholder account for this service as follows:

o  Class D $19
o  Class E $19

Each Fund has  agreements  with American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, each Fund pays a distribution fee at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class D shares.

The Advisor and the Transfer Agent have contractually obligated themselves to waive certain fees and to absorb certain other Fund expenses until Jan. 31, 2001. Under this agreement, total expenses for Class D will not exceed 0.64% for AXPS&P 500 Index Fund, 0.70% for AXPMid Cap Index Fund, 0.74% for AXPTotal Stock
Market Index Fund, 0.89% for  AXPInternational  Equity Index Fund, and 0.79% for
AXPNasdaq 100 Index Fund.  Total  expenses for Class E will not exceed 0.39% for
AXPS&P 500 Index Fund, 0.45% for AXPMid Cap Index Fund, 0.49% for AXPTotal Stock
Market Index Fund, 0.64% for  AXPInternational  Equity Index Fund, and 0.54% for
AXPNasdaq 100 Index Fund.

3. SECURITIES TRANSACTIONS
For the period from Oct. 25, 1999 to Jan. 31, 2000, cost of purchases and proceeds from sales (other than short-term obligations) aggregated for each Fund are as follows:

Fund                                   Purchases          Proceeds
AXP S&P 500 Index Fund               $10,458,839         $4,900,052
AXP Mid Cap Index Fund                 2,674,642          1,871,892
AXP Total Stock Market Index Fund      1,900,583          1,040,969
AXP International Equity Index Fund   19,656,192            791,004
AXP Nasdaq 100 Index Fund             16,723,269          8,631,972

Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the period from Oct. 25, 1999 to Jan. 31, 2000 are as follows:

                                           AXP S&P 500 Index Fund
                                      Class D                  Class E
Sold                                 725,932                   336,139
Issued for reinvested distributions    1,206                     2,933
Redeemed                              (6,903)                  (16,416)
                                      ------                   -------
Net increase (decrease)              720,235                   322,656

                                           AXP Mid Cap Index Fund
                                      Class D                  Class E
Sold                                 101,424                    25,880
Issued for reinvested distributions    1,388                     3,683
Redeemed                              (1,892)                       --
                                      ------                      ----
Net increase (decrease)              100,920                    29,563

                                      AXP Total Stock Market Index Fund
                                      Class D                  Class E
Sold                                 107,366                    38,120
Issued for reinvested distributions    1,702                     5,038
Redeemed                              (2,899)                      (25)
                                      ------                       ---
Net increase (decrease)              106,169                    43,133

                                     AXP International Equity Index Fund
                                      Class D                  Class E
Sold                                  72,742                    38,018
Issued for reinvested distributions    1,341                     3,115
Redeemed                              (2,925)                   (4,185)
                                      ------                    ------
Net increase (decrease)               71,158                    36,948

                                          AXP Nasdaq 100 Index Fund
                                      Class D                  Class E
Sold                                 882,474                   298,249
Issued for reinvested distributions       --                         --
Redeemed                             (13,647)                  (13,684)
                                     -------                   -------
Net increase (decrease)              868,827                   284,565


5. STOCK INDEX FUTURES CONTRACTS
Investments in securities as of Jan. 31, 2000, included securities that were valued and pledged as collateral to cover initial margin deposits. The market value of this collateral and open futures contracts is as follows:

                                                                             Open            Notional           Net
                                                            Market         purchase            market       unrealized
                                                             value          (sale)             value        gain (loss)
Fund                                                     of collateral     contracts        of futures      of futures
AXP International Equity Index Fund                        $204,312           33            $1,387,677         $31,999

See "Summary of significant accounting policies."

6. FOREIGN CURRENCY CONTRACTS
As of Jan. 31, 2000, AXP International Equity Index Fund has foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date      Currency to     Currency to     Unrealized      Unrealized
                  be delivered     be received    appreciation    depreciation
April 12, 2000       492,140         507,457           $--         $21,860
                   U.S. Dollar  European Currency
April 12, 2000       44,106          69,294             --           1,894
                   U.S. Dollar  Australian Dollar
April 12, 2000       354,258       37,580,400           --           5,742
                   U.S. Dollar    Japanese Yen
April 12, 2000       186,515         115,404            --           2,484
                   U.S. Dollar    British Pound
April 12, 2000       121,458        1,071,753           --           5,542
                   U.S. Dollar    Swedish Krona
Total                                                  $--         $37,522

7. BANK BORROWINGS
Each Fund has a revolving credit agreement with U.S. Bank, N.A., whereby each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables each Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus
0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. Each Fund had no borrowings outstanding during the period ended Jan. 31, 2000.

8. FINANCIAL HIGHLIGHTS
"Financial highlights" showing per share data and selected financial information are presented on pages 25 and 26 of the prospectus.

Investments in Securities
AXP S&P 500 Index Fund
Jan. 31, 2000

(Percentages represent value of investments compared to net assets)

Common stocks (98.6%)
Issuer                                                                                Shares                    Value(a)

Aerospace & defense (1.2%)
Boeing                                                                                 1,234                    $54,682
General Dynamics                                                                         265                     12,488
Goodrich (BF)                                                                            145                      3,625
Honeywell Intl                                                                         1,046                     50,208
Lockheed Martin                                                                          522                      9,788
Northrop Grumman                                                                          91                      4,573
Raytheon Cl B                                                                            446                     10,174
Rockwell Intl                                                                            251                     12,409
United Technologies                                                                      633                     33,509
Total                                                                                                           191,456

Airlines (0.2%)
AMR                                                                                      195(b)                  10,493
Delta Air Lines                                                                          175                      8,105
Southwest Airlines                                                                       665                     10,598
US Airways Group                                                                          94(b)                   2,074
Total                                                                                                            31,270

Automotive & related (1.3%)
Cooper Tire & Rubber                                                                     100                      1,306
Cummins Engine                                                                            54                      2,066
Dana                                                                                     217                      5,100
Delphi Automotive Systems                                                                745                     12,898
Eaton                                                                                     97                      6,929
Ford Motor                                                                             1,595                     79,351
General Motors                                                                           846                     68,050
Genuine Parts                                                                            234                      5,645
Goodyear Tire & Rubber                                                                   206                      4,893
Johnson Controls                                                                         112                      6,188
Navistar Intl                                                                             83(b)                   3,263
PACCAR                                                                                   103                      4,268
Snap-On                                                                                   77                      2,069
TRW                                                                                      160                      7,010
Total                                                                                                           209,036

Banks and savings & loans (4.9%)
AmSouth Bancorporation                                                                   516                      8,998
Bank of America                                                                        2,254                    109,178
Bank of New York                                                                         973                     39,528
Bank One                                                                               1,515                     45,166
BB&T                                                                                     458                     12,881
Chase Manhattan                                                                        1,089                     87,596
Comerica                                                                                 206                      9,103
Fifth Third Bancorp                                                                      408                     27,081
First Union                                                                            1,304                     43,766
Firstar                                                                                1,295                     30,918
FleetBoston Financial                                                                  1,209                     38,008
Golden West Financial                                                                    213                      6,270
Huntington Bancshares                                                                    303                      6,533
KeyCorp                                                                                  590                     12,390
Mellon Financial                                                                         672                     23,058
Morgan (JP)                                                                              229                     28,124
Natl City                                                                                814                     17,603
Northern Trust                                                                           294                     17,750
Old Kent Financial                                                                       155                      5,008
PNC Bank                                                                                 389                     18,672
Regions Financial                                                                        288                      6,984
SLM Holding                                                                              210                      8,177
Southtrust                                                                               221                      6,727
State Street                                                                             211                     16,920
Summit Bancorp                                                                           230                      6,886
SunTrust Banks                                                                           423                     25,195
Synovus Financial                                                                        369                      7,011
U.S. Bancorp                                                                             961                     21,322
Union Planters                                                                           186                      6,266
Wachovia                                                                                 268                     17,169
Washington Mutual                                                                        763                     19,361
Wells Fargo                                                                            2,169                     86,760
Total                                                                                                           816,409

Beverages & tobacco (2.4%)
Anheuser-Busch                                                                           615                     41,513
Brown-Forman Cl B                                                                         90                      5,034
Coca-Cola                                                                              3,261                    187,304
Coca-Cola Enterprises                                                                    561                     14,165
Coors (Adolph) Cl B                                                                       48                      2,328
Fortune Brands                                                                           216                      6,264
PepsiCo                                                                                1,922                     65,588
Philip Morris                                                                          3,124                     65,409
UST                                                                                      225                      5,161
Total                                                                                                           392,766

Building materials & construction (0.4%)
Armstrong World Inds                                                                      52                      1,190
Centex                                                                                    78                      1,716
Fluor                                                                                    100                      3,994
Georgia-Pacific Group                                                                    225                      9,169
Kaufman & Broad Home                                                                      62                      1,345
Louisiana-Pacific                                                                        140                      1,803
Masco                                                                                    590                     11,762
Owens-Corning                                                                             72                      1,157
Potlatch                                                                                  38                      1,530
Pulte                                                                                     57                        994
Sherwin-Williams                                                                         218                      3,842
Temple-Inland                                                                             73                      4,083
Vulcan Materials                                                                         132                      5,585
Weyerhaeuser                                                                             311                     17,843
Total                                                                                                            66,013

Chemicals (1.5%)
Air Products & Chemicals                                                                 302                      8,947
Allied Waste Inds                                                                        249(b)                   1,603
Dow Chemical                                                                             290                     33,785
Du Pont (EI) de Nemours                                                                1,379                     81,360
Eastman Checmical                                                                        103                      4,107
Ecolab                                                                                   171                      6,017
Engelhard                                                                                166                      2,646
FMC                                                                                       40(b)                   2,150
Grace (WR)                                                                                94(b)                   1,110
Great Lakes Chemical                                                                      75                      2,484
Hercules                                                                                 140                      2,398
Millipore                                                                                 59                     $2,526
Monsanto                                                                                 838                     29,592
Pall                                                                                     163                      3,005
PPG Inds                                                                                 229                     12,609
Praxair                                                                                  209                      8,478
Rohm & Haas                                                                              288                     12,168
Sigma-Aldrich                                                                            133                      4,456
Union Carbide                                                                            176                      9,856
Waste Management                                                                         818                     14,315
Total                                                                                                           243,612

Communications equipment & services (4.2%)
ADC Telecommunications                                                                   197(b)                  12,990
Andrew Corp                                                                              108(b)                   2,484
Lucent Technologies                                                                    4,137                    228,569
Motorola                                                                                 938                    128,268
Nortel Networks                                                                        1,764(c)                 168,683
QUALCOMM                                                                                 872(b)                 110,744
Scientific-Atlanta                                                                       103                      7,937
Tellabs                                                                                  532(b)                  28,728
Total                                                                                                           688,403

Computers & office equipment (18.1%)
3Com                                                                                     456(b)                  23,142
Adaptec                                                                                  134(b)                   7,018
Adobe Systems                                                                            158                      8,700
America Online                                                                         2,952(b)                 168,080
Apple Computer                                                                           213(b)                  22,099
Autodesk                                                                                  80                      2,445
Automatic Data Processing                                                                826                     39,183
BMC Software                                                                             319(b)                  12,082
Cabletron Systems                                                                        238(b)                   6,114
Ceridian                                                                                 190(b)                   3,040
Cisco Systems                                                                          4,319(b)                 472,930
Citrix Systems                                                                           119(b)                  16,333
Compaq Computer                                                                        2,245                     61,457
Computer Associates Intl                                                                 712                     48,906
Computer Sciences                                                                        220(b)                  20,213
Compuware                                                                                472(b)                  10,001
Comverse Technology                                                                       94(b)                  13,477
Dell Computer                                                                          3,355(b)                 129,377
Electronic Data Systems                                                                  622                     42,063
EMC                                                                                    1,344(b)                 143,136
Equifax                                                                                  186                      3,999
First Data                                                                               554                     27,181
Gateway 418(b)                                                                        25,576
Hewlett-Packard                                                                        1,346                    145,705
IKON Office Solutions                                                                    196                      1,580
Intl Business Machines                                                                 2,380                    267,006
Lexmark Intl Group Cl A                                                                  168(b)                  15,834
Microsoft                                                                              6,813(b)                 666,821
NCR                                                                                      127(b)                   4,890
Network Appliance                                                                        198(b)                  19,874
Novell                                                                                   439(b)                  14,652
Oracle                                                                                 3,760(b)                 187,824
Parametric Technology                                                                    355(b)                   7,610
PeopleSoft                                                                               354(b)                   7,965
Pitney Bowes                                                                             351                     17,199
Seagate Technology                                                                       274(b)                  10,977
Silicon Graphics                                                                         242(b)                   2,344
Solectron                                                                                387(b)                  28,106
Sun Microsystems                                                                       2,063(b)                 162,074
Unisys                                                                                   409(b)                  13,037
Yahoo!                                                                                   348(b)                 112,078
Total                                                                                                         2,992,128

Electronics (5.1%)
Advanced Micro Devices                                                                   194(b)                   7,033
Analog Devices                                                                           231(b)                  21,599
Applied Materials                                                                        500(b)                  68,624
Conexant Systems                                                                         259(b)                  21,886
Corning                                                                                  358                     55,222
Intel                                                                                  4,411                    436,412
KLA-Tencor                                                                               237(b)                  13,894
LSI Logic                                                                                196(b)                  16,023
Micron Technology                                                                        357(b)                  22,201
Molex                                                                                    206                     10,480
Natl Semiconductor                                                                       226(b)                  11,865
PerkinElmer                                                                               60                      3,004
Tektronix                                                                                 62                      2,515
Teradyne                                                                                 226(b)                  14,634
Texas Instruments                                                                      1,059                    114,239
Thomas & Betts                                                                            76                      2,313
Xilinx                                                                                   421(b)                  19,261
Total                                                                                                           841,205

Energy (4.8%)
Amerada Hess                                                                             119                      6,329
Anadarko Petroleum                                                                       168                      5,513
Apache                                                                                   150                      5,475
Ashland                                                                                   95                      3,093
Atlantic Richfield                                                                       427                     32,879
Burlington Resources                                                                     287                      9,202
Chevron                                                                                  867                     72,449
Conoco Cl B                                                                              827                     19,486
Exxon Mobil                                                                            4,560                    380,760
FirstEnergy                                                                              307                      6,984
Kerr-McGee                                                                               114                      6,313
Occidental Petroleum                                                                     485                      9,639
Phillips Petroleum                                                                       334                     13,652
Royal Dutch Petroleum                                                                  2,831(c)                 155,882
Sunoco                                                                                   119                      2,744
Texaco                                                                                   731                     38,652
Tosco                                                                                    190                      4,881
Union Pacific Resources Group                                                            332                      3,652
Unocal                                                                                   320                      9,160
USX-Marathon Group                                                                       410                     10,532
Total                                                                                                           797,277

Energy equipment & services (0.5%)
Baker Hughes                                                                             434                     10,687
Halliburton                                                                              584                     21,024
McDermott Intl                                                                            78                        770
Rowan Companies                                                                          109(b)                   2,473
Schlumberger                                                                             726                     44,332
Transocean Sedco Forex                                                                   277                      8,812
Total                                                                                                            88,098

Financial services (5.1%)
American Express                                                                         592                     97,570
Associates First Capital Cl A                                                            962                     19,240
Bear Stearns Companies                                                                   157                      6,476
Capital One Financial                                                                    260                     10,660
Citigroup                                                                              4,452                    255,713
Countrywide Credit Inds                                                                  149                      3,874
Fannie Mae                                                                             1,354                     81,155
Franklin Resources                                                                       332                     11,848
FREDDIE MAC                                                                              918                     46,072
H&R Block                                                                                129                      5,563
Household Intl                                                                           621                     21,890
Kansas City Southern Inds                                                                145                     10,032
Lehman Brothers Holdings                                                                 158                     11,297
MBNA                                                                                   1,059                     26,740
Merrill Lynch & Co                                                                       490                     42,508
MGIC Investment                                                                          139                      6,472
Morgan Stanley, Dean Witter, Discover & Co                                             1,472                     97,520
Paine Webber Group                                                                       188                      7,226
Paychex                                                                                  325                     14,320
Providian Financial                                                                      187                     15,778
Schwab (Charles)                                                                       1,083                     39,056
T.Rowe Price Associates                                                                  157                      6,103
Total                                                                                                           837,113

Food (1.1%)
Archer-Daniels-Midland                                                                   803                      9,435
Bestfoods                                                                                369                     16,052
Campbell Soup                                                                            565                     17,762
ConAgra                                                                                  649                     13,872
General Mills                                                                            401                     12,506
Heinz (HJ)                                                                               474                     17,627
Hershey Foods                                                                            182                      7,735
Kellogg                                                                                  535                     12,974
Nabisco Group Holdings                                                                   430                      3,709
Quaker Oats                                                                              176                     10,450
Ralston-Purina Group                                                                     426                     11,955
Sara Lee                                                                               1,200                     22,125
SUPERVALU                                                                                184                      3,312
Sysco                                                                                    434                     15,434
Wrigley (Wm) Jr                                                                          152                     11,856
Total                                                                                                           186,804

Furniture & appliances (0.1%)
Black & Decker                                                                           114                      4,567
Briggs & Stratton                                                                         30                      1,331
Leggett & Platt                                                                          259                      4,662
Maytag                                                                                   111                      4,496
Stanley Works                                                                            118                      2,965
Whirlpool                                                                                 98                      5,708
Total                                                                                                            23,729

Health care (9.3%)
Abbott Laboratories                                                                    2,030                     66,229
Allergan                                                                                 173                      9,861
ALZA                                                                                     134(b)                   4,782
American Home Products                                                                 1,724                     81,136
Amgen                                                                                  1,349(b)                  85,914
Bard (CR)                                                                                 67                      2,998
Bausch & Lomb                                                                             76                      4,712
Baxter Intl                                                                              385                     24,592
Becton, Dickinson & Co                                                                   330                      8,642
Biogen                                                                                   198(b)                  17,078
Biomet                                                                                   148                      5,892
Boston Scientific                                                                        547(b)                  11,350
Bristol-Myers Squibb                                                                   2,619                    172,854
Guidant                                                                                  406(b)                  21,366
Johnson & Johnson                                                                      1,836                    158,011
Lilly (Eli)                                                                            1,440                     96,300
Mallinckrodt                                                                              91                      2,622
Medtronic                                                                              1,578                     72,194
Merck & Co                                                                             3,086                    243,214
PE Corp-PE Biosystems Group                                                              137                     20,516
Pfizer                                                                                 5,111                    185,913
Pharmacia & Upjohn                                                                       685                     32,195
Schering-Plough                                                                        1,940                     85,360
St. Jude Medical                                                                         111(b)                   2,754
Warner-Lambert                                                                         1,134                    107,659
Watson Pharmaceuticals                                                                   126(b)                   5,079
Total                                                                                                         1,529,223

Health care services (0.6%)
Aetna                                                                                    197                     10,490
Cardinal Health                                                                          370                     17,690
Columbia/HCA Healthcare                                                                  744                     20,320
HEALTHSOUTH Rehabilitation                                                               509(b)                   2,800
Humana                                                                                   221(b)                   1,768
IMS Health                                                                               406                      9,110
Manor Care                                                                               136(b)                   1,811
McKesson HBOC                                                                            371                      7,629
Quintiles Transnational                                                                  151(b)                   3,992
Service Corp Intl                                                                        359                      1,638
Shared Medical Systems                                                                    35                      1,549
Tenet Healthcare                                                                         411(b)                   9,350
United Healthcare                                                                        224                     11,872
Wellpoint Health Networks                                                                 84(b)                   5,712
Total                                                                                                           105,731

Household products (2.4%)
Alberto-Culver Cl B                                                                       73                      1,793
Avon Products                                                                            319                     10,148
Clorox                                                                                   312                     14,898
Colgate-Palmolive                                                                        770                     45,623
Gillette                                                                               1,417                     53,315
Intl Flavors/Fragrances                                                                  138                      4,925
Jostens                                                                                   44                      1,031
Kimberly-Clark                                                                           719                     44,533
Newell Rubbermaid                                                                        372                     11,160
Procter & Gamble                                                                       1,735                    175,017
Tupperware                                                                                76                      1,240
Unilever                                                                                 755(c)                  34,919
Total                                                                                                           398,602

Industrial equipment & services (0.5%)
Caterpillar                                                                              470                     19,945
Cooper Inds                                                                              124                      4,759
Deere & Co                                                                               308                     13,456
Illinois Tool Works                                                                      397                     23,224
Ingersoll-Rand                                                                           215                     10,118
Milacron                                                                                  48                        579
NACCO Inds Cl A                                                                           10                        508
Parker-Hannifin                                                                          147                      6,358
Thermo Electron                                                                          208(b)                   3,601
Timken                                                                                    81                      1,321
Total                                                                                                            83,869

Insurance (2.6%)
AFLAC                                                                                    351                     15,247
Allstate                                                                               1,064                     24,671
American General                                                                         327                     20,090
American Intl Group                                                                    2,044                    212,831
Aon                                                                                      338                      8,746
Chubb                                                                                    232                     13,050
CIGNA                                                                                    246                     17,651
Cincinnati Financial                                                                     216                      6,210
Conseco 431                                                                            6,573
Hartford Financial Services Group                                                        292                     11,133
Jefferson-Pilot                                                                          138                      8,108
Lincoln Natl                                                                             258                      9,530
Loews                                                                                    140                      7,840
Marsh & McLennan                                                                         353                     33,181
MBIA                                                                                     131                      6,558
Progressive Corp                                                                          96                      5,976
SAFECO                                                                                   171                      4,190
St. Paul Companies                                                                       300                      9,056
Torchmark                                                                                173                      4,357
UnumProvident                                                                            316                      8,453
Total                                                                                                           433,451

Leisure time & entertainment (2.4%)
Brunswick                                                                                121                      2,291
Carnival Cl A                                                                            815                     36,726
Disney (Walt)                                                                          2,723                     98,879
Harley-Davidson                                                                          200                     14,038
Harrah's Entertainment                                                                   169(b)                   3,369
Hasbro                                                                                   255                      3,825
Mattel                                                                                   555                      5,793
Mirage Resorts                                                                           255(b)                   3,188
Seagram                                                                                  573(c)                  33,270
Time Warner                                                                            1,699                    135,814
Viacom Cl B                                                                              921(b)                  51,000
Total                                                                                                           388,193

Media (2.2%)
American Greetings Cl A                                                                   85                      1,881
CBS                                                                                    1,007(b)                  58,720
Clear Channel Communications                                                             447(b)                  38,610
Comcast Special Cl A                                                                   1,146                     52,715
Deluxe                                                                                    96                      2,568
Donnelley (RR) & Sons                                                                    166                      3,642
Dow Jones                                                                                118                      7,316
Dun & Bradstreet                                                                         212                      5,340
Gannett                                                                                  369                     25,646
Harcourt General                                                                          93                      3,720
Interpublic Group of Companies                                                           371                     17,066
Knight-Ridder                                                                            110                      5,864
McGraw-Hill Companies                                                                    258                     14,464
MediaOne Group                                                                           808(b)                  64,235
Meredith                                                                                  68                      2,380
New York Times Cl A                                                                      226                     10,325
Omnicom Group                                                                            235                     22,017
Times Mirror Cl A                                                                         79                      4,676
Tribune                                                                                  313                     13,205
Young & Rubicam                                                                           91                      4,903
Total                                                                                                           359,293

Metals (0.7%)
Alcan Aluminium                                                                          289(c)                  11,289
Alcoa                                                                                    484                     33,729
Allegheny Technologies                                                                   123                      2,568
Avery Dennison                                                                           148                     10,027
Barrick Gold                                                                             520(c)                   8,515
Bethlehem Steel                                                                          173(b)                   1,179
Freeport-McMoRan Copper & Gold Cl B                                                      215(b)                   3,749
Homestake Mining                                                                         343                      2,272
Inco                                                                                     253(b,c)                 4,807
Newmont Mining                                                                           221                      4,503
Nucor                                                                                    115                      5,721
Phelps Dodge                                                                             106                      6,161
Placer Dome                                                                              429(c)                   3,861
Reynolds Metals                                                                           83                      5,540
USX-U.S. Steel Group                                                                     116                      2,886
Worthington Inds                                                                         117                      1,689
Total                                                                                                           108,496

Miscellaneous (4.7%)
Standard & Poor's Depositary Receipts                                                  5,592                    780,084

Multi-industry conglomerates (5.2%)
Cendant                                                                                  939(b)                  18,956
Crane                                                                                     86                      1,682
Danaher                                                                                  187                      8,064
Dover                                                                                    268                     10,804
Eastman Kodak                                                                            417                     25,802
Emerson Electric                                                                         574                     31,606
General Electric                                                                       4,332                    577,780
Grainger (WW)                                                                            123                      5,896
ITT Inds                                                                                 116                      3,669
Minnesota Mining & Mfg                                                                   530                     49,621
Natl Service Inds                                                                         53                      1,318
Polaroid                                                                                  58                      1,378
Textron                                                                                  196                     11,699
Tyco Intl                                                                              2,230(c)                  95,333
Xerox                                                                                    877                     18,307
Total                                                                                                           861,915

Paper & packaging (0.5%)
Ball                                                                                      39                      1,419
Bemis                                                                                     69                      2,178
Boise Cascade                                                                             75                      2,653
Champion Intl                                                                            127                      7,429
Crown Cork & Seal                                                                        160                      3,250
Fort James                                                                               285                      7,623
Intl Paper                                                                               547                     26,050
Mead                                                                                     135                      5,029
Owens-Illinois                                                                           198(b)                   3,626
Pactiv                                                                                   226(b)                   2,091
Sealed Air                                                                               110(b)                   6,174
Westvaco                                                                                 132                      3,622
Willamette Inds                                                                          147                      6,027
Total                                                                                                            77,171

Restaurants & lodging (0.6%)
Darden Restaurants                                                                       173                      2,746
Hilton Hotels                                                                            486                      4,101
Marriott Intl Cl A                                                                       328                     10,189
McDonald's                                                                             1,788                     66,491
Tricorn Global Restaurants                                                               202(b)                   5,782
Wendy's Intl                                                                             157                      2,954
Total                                                                                                            92,263

Retail (5.6%)
Albertson's                                                                              560                     17,150
AutoZone                                                                                 190(b)                   4,988
Bed Bath & Beyond                                                                        184(b)                   5,003
Best Buy                                                                                 270(b)                  12,893
Circuit City Stores-Circuit City Group                                                   268                     10,318
Consolidated Stores                                                                      146(b)                   2,081
Costco Wholesale                                                                         586(b)                  28,677
CVS                                                                                      518                     18,098
Dillard's Cl A                                                                           141                      2,705
Dollar General                                                                           351                      7,459
Federated Dept Stores                                                                    277(b)                  11,530
Gap                                                                                    1,131                     50,542
Great Atlantic & Pacific Tea                                                              50                      1,381
Home Depot                                                                             3,040                    172,140
K mart                                                                                   651(b)                   5,452
Kohl's                                                                                   215(b)                  15,077
Kroger                                                                                 1,099(b)                  19,095
Limited                                                                                  283                      8,685
Longs Drug Stores                                                                         51                      1,097
Lowe's Companies                                                                         505                     22,536
May Dept Stores                                                                          441                     13,726
Nordstrom                                                                                182                      4,004
Office Depot                                                                             434(b)                   4,367
Penney (JC)                                                                              343                      6,731
Pep Boys - Manny, Moe & Jack                                                              69                        500
Rite Aid                                                                                 341                      2,408
Safeway                                                                                  672(b)                  25,662
Sears, Roebuck                                                                           498                     15,407
Staples                                                                                  613                     14,597
Tandy                                                                                    255                     12,463
Target                                                                                   582(b)                  38,448
TJX Companies                                                                            409                      6,672
Toys "R" Us                                                                              323(b)                   3,331
Wal-Mart Stores                                                                        5,875                    321,655
Walgreen                                                                               1,325                     36,603
Winn-Dixie Stores                                                                        196                      3,969
Total                                                                                                           927,450

Textiles & apparel (0.2%)
Liz Claiborne                                                                             78                      2,637
Nike Cl B                                                                                370                     16,835
Reebok Intl                                                                               74(b)                     546
Russell                                                                                   43                        642
Springs Inds Cl A                                                                         23                        837
VF                                                                                       155                      4,020
Total                                                                                                            25,517

Transportation (0.4%)
Burlington Northern Santa Fe                                                             603                     14,510
CSX                                                                                      288                      8,424
FedEx                                                                                    395(b)                  15,627
Norfolk Southern                                                                         502                      8,534
Ryder System                                                                              84                      1,853
Union Pacific                                                                            328                     13,120
Total                                                                                                            62,068

Utilities -- electric (1.7%)
AES                                                                                      273(b)                  21,874
Ameren                                                                                   181                      5,894
American Electric Power                                                                  256                      8,576
Carolina Power & Light                                                                   210                      6,773
Central & South West                                                                     280                      5,653
Cinergy                                                                                  209                      5,199
CMS Energy                                                                               152                      4,560
Consolidated Edison                                                                      291                      9,512
Constellation Energy Group                                                               197                      5,935
Dominion Resources                                                                       320                     13,360
DTE Energy                                                                               191                      6,637
Duke Energy                                                                              483                     27,892
Edison Intl                                                                              458                     13,282
Entergy                                                                                  325                      8,105
Florida Progress                                                                         129                      5,466
FPL Group                                                                                236                      9,956
GPU                                                                                      162                      4,698
New Century Energies                                                                     152                      4,399
Niagara Mohawk Holdings                                                                  247(b)                   3,103
Northern States Power                                                                    204                      3,927
PG&E                                                                                     506                     11,100
PECO Energy                                                                              245                     10,198
Pinnacle West Capital                                                                    111                      3,427
PP & L Resources                                                                         189                      4,382
Public Service Enterprise Group                                                          288                      9,900
Reliant Energy                                                                           390                      8,897
Sempra Energy                                                                            317(b)                   5,884
Southern Co                                                                              889                     22,781
Texas Utilities                                                                          364                     12,877
Unicom                                                                                   287                     11,229
Total                                                                                                           275,476

Utilities -- gas (0.7%)
Coastal                                                                                  282                     10,399
Columbia Energy Group                                                                    107                      6,955
Eastern Enterprises                                                                       35                      2,002
El Paso Energy                                                                           301                      9,707
Enron                                                                                    945                     63,727
NICOR                                                                                     62                      2,124
ONEOK                                                                                     41                      1,071
Peoples Energy                                                                            46                      1,438
Williams Companies                                                                       574                     22,243
Total                                                                                                           119,666

Utilities -- telephone (7.5%)
ALLTEL                                                                                   415                     27,701
AT&T                                                                                   4,219                    222,552
Bell Atlantic                                                                          2,050                    126,972
BellSouth                                                                              2,486                    116,997
CenturyTel                                                                               184                      7,038
Global Crossing                                                                        1,002(b,c)                50,852
GTE                                                                                    1,283                     94,060
MCI WorldCom                                                                           3,748(b)                 172,197
Nextel Communications Cl A                                                               480(b)                  51,060
SBC Communications                                                                     4,504                    194,235
Sprint                                                                                 1,151                     74,455
Sprint PCS                                                                               569(b)                  62,626
U S WEST Communications Group                                                            668                     44,422
Total                                                                                                         1,245,167

Total common stocks
(Cost: $15,547,984)                                                                                         $16,278,954



Short-term security (3.0%)
Issuer                                                       Annualized               Amount                    Value(a)
                                                            yield on date           payable at
                                                             of purchase             maturity

Commercial paper
General Electric Capital
    02-01-00                                                     5.81%              $500,000                   $499,919

Total short-term security
(Cost: $500,000)                                                                                               $499,919

Total investments in securities
(Cost: $16,047,984)(d)                                                                                      $16,778,873

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2000, the value of foreign securities represented 3.44% of net assets.

(d) At Jan. 31, 2000, the cost of securities for federal income tax purposes was $16,049,653 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                          $1,359,402
Unrealized depreciation                                            (630,182)
                                                                   --------
Net unrealized appreciation                                        $729,220


AXP Mid Cap Index Fund
Jan. 31, 2000

(Percentages represent value of investments compared to net assets)

Common stocks (100.4%)
Issuer                                                                                Shares                    Value(a)

Aerospace & defense (0.7%)
Cordant Technologies                                                                     469                    $15,506
L-3 Communications Holdings                                                              418(b)                  16,825
Litton Inds                                                                              581(b)                  24,655
Newport News Shipbuilding                                                                420                     10,605
Precision Castparts                                                                      313                      8,021
Sequa Cl A                                                                               132(b)                   5,792
Total                                                                                                            81,404

Airlines (0.1%)
Alaska Air Group                                                                         337(b)                  10,742

Automotive & related (1.0%)
Arvin inds                                                                               330                      7,652
Bandag                                                                                   280                      6,668
Borg-Warner Automotive                                                                   346                     11,634
Federal-Mogul                                                                            943                     14,263
Lear                                                                                     855(b)                  23,993
Meritor Automotive                                                                       885                     14,824
SPX                                                                                      397                     29,377
Superior Inds Intl                                                                       343                      9,240
Total                                                                                                           117,651

Banks and savings & loans (5.9%)
Associated Banc-Corp                                                                     817                     24,714
Astoria Financial                                                                        694                     20,213
CCB Financial                                                                            517                     22,490
Charter One Financial                                                                  2,708                     52,636
City Natl                                                                                579                     20,193
Compass Bancshares                                                                     1,450                     28,728
Dime Bancorp                                                                           1,414                     19,973
First Security                                                                         2,501                     64,712
First Tennessee Natl                                                                   1,664                     43,472
First Virginia Banks                                                                     634                     24,013
FirstMerit                                                                             1,146                     21,273
GreenPoint Financial                                                                   1,376                     27,262
Hibernia Cl A                                                                          2,051                     21,536
Keystone Financial                                                                       621                     11,372
Marshall & Ilsley                                                                      1,360                     69,699
Mercantile Bankshares                                                                    879                     25,601
Natl Commerce Bancorporation                                                           1,382                     28,763
North Fork Bancorporation                                                              1,664                     28,288
Pacific Century Financial                                                              1,027                     17,652
Provident Financial Group                                                                563                     17,594
Sovereign Bancorp                                                                      2,804                     19,190
TCF Financial                                                                          1,058                     24,268
Webster Financial                                                                        581                     13,508
Westamerica Bancorporation                                                               479                     12,095
Zions Bancorp                                                                          1,092                     64,564
Total                                                                                                           723,809

Beverages & tobacco (0.4%)
RJ Reynolds Tobacco Holdings                                                           1,400                     24,062
Universal                                                                                395                      8,073
Whitman                                                                                1,801                     22,625
Total                                                                                                            54,760

Building materials & construction (1.6%)
Alexander & Baldwin                                                                      554                     11,184
American Financial Group                                                                 745                     15,924
American Standard                                                                        902(b)                  34,051
Carlisle Companies                                                                       386                     12,473
Clayton Homes                                                                          1,786                     15,181
Georgia-Pacific (Timber Group)                                                         1,061                     23,010
Granite Construction                                                                     348                      6,938
Martin Marietta Materials                                                                598                     25,116
Southdown                                                                                459                     22,979
USG                                                                                      631                     23,741
Total                                                                                                           190,597

Chemicals (2.0%)
Airgas                                                                                   906(b)                   7,022
Albemarle                                                                                602                     10,874
Cabot                                                                                    846                     20,303
CK Witco                                                                               1,520                     18,144
Cytec Inds                                                                               538(b)                  13,585
Dexter                                                                                   295                     10,970
Ethyl                                                                                  1,069                      4,076
Ferro                                                                                    453                      8,834
Fuller (HB)                                                                              179                     11,635
Georgia Gulf                                                                             396                     10,841
Hanna (MA)                                                                               626                      7,160
IMC Global                                                                             1,466                     24,005
Lubrizol                                                                                 699                     20,707
Lyondell Petrochemical                                                                 1,504                     16,262
NCH                                                                                       69                      3,002
Olin                                                                                     579                     10,133
RPM/Ohio                                                                               1,378                     14,125
Schulman (A)                                                                             398                      5,696
Solutia                                                                                1,405                     19,318
Wellman                                                                                  434                      7,541
Total                                                                                                           244,233

Commercial finance (0.2%)
Finova Group                                                                             783                     25,301

Communications equipment & services (0.5%)
Adtran                                                                                   504(b)                  32,634
Polycom                                                                                  420(b)                  25,358
Total                                                                                                            57,992

Computers & office equipment (16.2%)
Acxiom                                                                                 1,097(b)                  27,802
Affiliated Computer Services Cl A                                                        630(b)                  25,043
Cadence Design Systems                                                                 3,108(b)                  64,103
Cambridge Technology Partners                                                            771(b)                  15,468
CheckFree Holdings                                                                       699(b)                  41,241
Comdisco                                                                               1,954                     65,215
Concord EFS                                                                            2,625(b)                  53,320
DST Systems                                                                              809(b)                  50,259
Electronic Arts                                                                          807(b)                  65,972
Fiserv                                                                                 1,565(b)                  53,112
Informix                                                                               2,570(b)                  32,125
Intuit                                                                                 2,494(b)                 150,419
Keane                                                                                    917(b)                  24,759
Legato Systems                                                                         1,085(b)                  27,328
Mentor Graphics                                                                          819(b)                  11,108
Navigant Consulting                                                                      531(b)                   5,642
Network Associates                                                                     1,776(b)                  46,065
NOVA                                                                                     938(b)                  28,257
Policy Management Systems                                                                455(b)                   7,195
Quantum-DLT & Storage Systems                                                          2,104(b)                  20,251
Rational Software                                                                      1,114(b)                  57,928
Reynolds & Reynolds Cl A                                                                 989                     21,882
Sanmina                                                                                  744(b)                  79,050
Siebel Systems                                                                         2,461(b)                 225,643
Standard Register                                                                        361                      5,596
Sterling Commerce                                                                      1,127(b)                  31,626
Sterling Software                                                                      1,075(b)                  29,831
Storage Technology                                                                     1,283(b)                  19,486
Structural Dynamics Research                                                             459(b)                   5,049
SunGard Data Systems                                                                   1,637(b)                  47,882
Sybase                                                                                 1,041(b)                  24,789
Sykes Enterprises                                                                        541(b)                  14,979
Symantec                                                                                 743(b)                  37,196
Synopsys                                                                                 904(b)                  41,754
Tech Data                                                                                664(b)                  14,795
Transaction Systems Architects Cl A                                                      416(b)                   8,944
Veritas Software                                                                       3,309(b)                 482,700
Wallace Computer Services                                                                536                      5,863
Total                                                                                                         1,969,677

Electronics (12.5%)
Altera                                                                                 2,548(b)                 167,531
American Power Conversion                                                              2,462(b)                  67,936
Arrow Electronics                                                                      1,228(b)                  25,788
Atmel                                                                                  2,574(b)                  79,955
Avnet                                                                                    535                     28,723
Cirrus Logic                                                                             839(b)                  11,484
Cypress Semiconductor                                                                  1,395(b)                  46,733
Harris                                                                                 1,015                     29,435
Integrated Device Technology                                                           1,163(b)                  33,146
Jabil Circuit                                                                          1,120(b)                  70,840
Linear Technology                                                                      1,970                    186,533
MagneTek                                                                                 307(b)                   2,744
Maxim Integrated Products                                                              3,490(b)                 174,935
Microchip Technology                                                                     650(b)                  40,869
Novellus Systems                                                                       1,497(b)                  73,540
QLogic                                                                                   467(b)                  71,422
Sawtek                                                                                   540(b)                  34,155
SCI Systems                                                                              920(b)                  66,240
Sensormatic Electronics                                                                  968                     17,606
Symbol Technologies                                                                    1,131                     67,507
TriQuint Semiconductor                                                                   236(b)                  36,056
Vishay Intertechnology                                                                 1,084(b)                  40,379
Vitesse Semiconductor                                                                  1,958(b)                  85,173
Waters                                                                                   794(b)                  58,657
Total                                                                                                         1,517,387

Energy (1.3%)
Devon Energy                                                                           1,096                     38,497
Indiana Energy                                                                           381                      5,953
Murphy Oil                                                                               576                     33,048
Noble Affiliates                                                                         729                     14,626
Pennzoil-Quaker State                                                                    997                     11,403
Santa Fe Snyder                                                                        2,354(b)                  17,214
Ultramar Diamond Shamrock                                                              1,109                     24,259
Valero Energy                                                                            711                     16,131
Total                                                                                                           161,131

Energy equipment & services (3.1%)
BJ Services                                                                              904(b)                  38,759
ENSCO Intl                                                                             1,752                     40,077
Global Marine                                                                          2,232(b)                  39,758
Hanover Compressor                                                                       366                     14,503
Helmerich & Payne                                                                        632                     14,852
Jacobs Engineering Group                                                                 332(b)                   9,794
Nabors Inds                                                                            1,772(b)                  52,495
Noble Drilling                                                                         1,677(b)                  49,157
Pioneer Natural Resources                                                              1,284(b)                  10,994
Smith Intl                                                                               624(b)                  32,019
Tidewater                                                                                712                     20,248
Varco Intl                                                                               833(b)                   8,434
Weatherford Intl                                                                       1,380(b)                  51,836
Total                                                                                                           382,926

Financial services (1.7%)
Allmerica Financial                                                                      692                     32,351
E*TRADE Group                                                                          3,572(b)                  75,235
Edwards (AG)                                                                           1,175                     38,922
Investment Technology Group                                                              395                     14,023
Legg Mason                                                                               727                     26,808
Wilmington Trust                                                                         415                     20,724
Total                                                                                                           208,063

Food (2.0%)
Dean Foods                                                                               499                     16,935
Dole Food                                                                                712                     10,903
Dreyer's Grand Ice Cream                                                                 353                      5,339
Flowers Inds                                                                           1,283                     15,637
Hormel Foods                                                                             924                     37,537
IBP                                                                                    1,181                     17,715
Interstate Bakeries                                                                      898                     13,751
Intl Multifoods                                                                          239                      3,032
Lance                                                                                    383                      3,998
McCormick                                                                                903                     23,873
Smucker (JM) Cl A                                                                        373                      6,528
Suiza Foods                                                                              398(b)                  16,368
Tyson Foods Cl A                                                                       2,930                     40,103
U.S. Foodservice                                                                       1,296(b)                  23,409
Universal Foods                                                                          643                     11,815
Vlasic Foods Intl                                                                        582(b)                   2,546
Total                                                                                                           249,489

Furniture & appliances (0.6%)
Furniture Brands Intl                                                                    630(b)                  10,710
Heilig-Meyers                                                                            766                      2,202
HON Inds                                                                                 770                     14,823
Miller (Herman)                                                                        1,019                     22,226
Mohawk Inds                                                                              776(b)                  18,188
Total                                                                                                            68,149

Health care (7.3%)
Acuson                                                                                   343(b)                   4,631
Beckman Coulter                                                                          371                     19,408
Carter-Wallace                                                                           576                     10,980
Chiron                                                                                 2,319(b)                 102,905
DENTSPLY Intl                                                                            677                     16,756
Forest Laboratories                                                                    1,066(b)                  71,955
Genzyme (General Division)                                                             1,074(b)                  55,848
Gilead Sciences                                                                          561(b)                  26,262
ICN Pharmaceuticals                                                                    1,002                     25,175
IVAX                                                                                   1,346(b)                  44,755
MedImmune                                                                                861(b)                 125,705
Millennium Pharmaceuticals                                                               567(b)                 106,276
MiniMed                                                                                  398(b)                  30,696
Mylan Laboratories                                                                     1,649                     43,905
Sepracor                                                                                 422(b)                  59,080
STERIS                                                                                   862(b)                   9,051
Stryker                                                                                1,237                     77,931
Sybron Intl                                                                            1,324(b)                  30,535
VISX                                                                                     821(b)                  23,296
Total                                                                                                           885,150

Health care services (2.4%)
Apria Healthcare Group                                                                   666(b)                  13,320
Bergen Brunswig Cl A                                                                   1,718                     11,274
Beverly Enterprises                                                                    1,312(b)                   4,838
Covance                                                                                  753(b)                  10,401
Express Scripts Cl A                                                                     492(b)                  25,430
First Health Group                                                                       626(b)                  18,663
Foundation Health Systems Cl A                                                         1,565(b)                  16,041
Health Management Associates Cl A                                                      3,233(b)                  45,061
Hillenbrand Inds                                                                         835                     28,390
Lincare Holdings                                                                         689(b)                  24,416
Omnicare                                                                               1,168                     12,337
Oxford Health Plans                                                                    1,041(b)                  14,769
PacifiCare Health Systems                                                                556(b)                  23,526
PSS World Medical                                                                        909(b)                   5,738
Quorum Health Group                                                                      901(b)                   8,644
Stewart Enterprises Cl A                                                               1,386                      7,970
Total Renal Care Holdings                                                              1,039(b)                   4,805
Trigon Healthcare                                                                        501(b)                  15,249
Total                                                                                                           290,872

Household products (0.5%)
Church & Dwight                                                                          498                     10,987
Dial                                                                                   1,345                     21,604
Viad                                                                                   1,212                     31,891
Total                                                                                                            64,482

Industrial equipment & services (2.2%)
AGCO                                                                                     762                      8,858
Albany Intl Cl A                                                                         388(b)                   5,747
AMETEK                                                                                   415                      9,130
Blyth Inds                                                                               620(b)                  14,531
Cintas                                                                                 1,417                     66,377
Donaldson                                                                                591                     12,189
Fastenal                                                                                 485                     21,218
Flowserve                                                                                479                      7,335
Harsco                                                                                   512                     13,792
Kaydon                                                                                   392                     10,609
Kennametal                                                                               383                     10,078
Minerals Technologies                                                                    269                     12,139
Modine Mfg                                                                               378                      9,356
Nordson                                                                                  211                      9,073
Ogden                                                                                    630                      7,127
Tecumseh Products Cl A                                                                   254                     11,589
Teleflex                                                                                 485                     15,398
Trinity Inds                                                                             503                     11,758
UCAR Intl                                                                                577(b)                  13,019
Total                                                                                                           269,323

Insurance (1.8%)
Ambac Financial Group                                                                    892                     43,652
Everest Reinsurance Holdings                                                             599                     15,087
Horace Mann Educators                                                                    525                      9,811
HSB Group                                                                                370                     10,198
Ohio Casualty                                                                            766                      9,671
Old Republic Intl                                                                      1,611                     19,533
PMI Group                                                                                570                     23,513
Protective Life                                                                          826                     22,973
ReliaStar Financial                                                                    1,133                     33,636
Unitrin                                                                                  923                     33,228
Total                                                                                                           221,302

Leisure time & entertainment (1.0%)
Callaway Golf                                                                            971                     12,380
GTECH Holdings                                                                           446(b)                   9,924
Intl Game Technology                                                                   1,010(b)                  19,884
Intl Speedway Cl A                                                                       681                     34,305
Mandalay Resort Group                                                                  1,156(b)                  17,846
Premier Parks                                                                          1,000                     28,063
Total                                                                                                           122,402

Media (4.4%)
Banta                                                                                    339                      6,441
Belo (AH) Cl A                                                                         1,515                     24,051
Chris-Craft Inds                                                                         430(b)                  32,680
Gartner Group Cl B                                                                     1,127(b)                  15,355
Harte-Hanks                                                                              876                     20,860
Hispanic Broadcasting                                                                    693(b)                  72,028
Houghton Mifflin                                                                         397                     16,327
Lee Enterprises                                                                          568                     15,088
Media General Cl A                                                                       340                     17,701
Reader's Digest Assn Cl A                                                              1,358                     51,265
Scholastic                                                                               212(b)                  13,674
Univision Communications Cl A                                                          1,302(b)                 139,476
Washington Post Cl B                                                                     120                     66,000
Westwood One                                                                             708(b)                  43,100
Total                                                                                                           534,046

Metals (0.4%)
AK Steel Holdings                                                                      1,316                     13,324
Carpenter Technology                                                                     280                      6,720
Cleveland-Cliffs                                                                         143                      3,995
MAXXAM                                                                                    89(b)                   3,121
Oregon Steel Mills                                                                       330                      1,753
Pittston Brink's Group                                                                   651                     12,695
Ryerson Tull                                                                             319                      6,081
Total                                                                                                            47,689

Miscellaneous (9.1%)
Convergys                                                                              1,949(b)                  57,252
Federal Signal                                                                           591                      9,271
Rollins                                                                                  388                      6,014
S&P Mid-Cap 400 Depositary Receipts                                                   12,964                  1,029,828
Total                                                                                                         1,102,365

Multi-industry conglomerates (2.6%)
ACNielsen                                                                                743(b)                  15,232
Apollo Group Cl A                                                                        989(b)                  21,387
DeVry                                                                                    888(b)                  16,373
Diebold                                                                                  883                     19,592
Hubbell Cl B                                                                             826                     21,423
Imation                                                                                  467(b)                  14,127
Kelly Services Cl A                                                                      459                     11,590
Lancaster Colony                                                                         510                     16,193
Manpower                                                                                 968                     34,545
Mark IV Inds                                                                             596                     12,404
Modis Professional Services                                                            1,228(b)                  21,337
NCO Group                                                                                324(b)                   7,472
Olsten                                                                                 1,041                     10,670
Pentair                                                                                  617                     20,670
Robert Half Intl                                                                       1,144(b)                  44,186
Ruddick                                                                                  594                      7,982
Stewart & Stevenson Services                                                             358                      3,893
Sylvan Learning Systems                                                                  650(b)                   8,816
YORK Intl                                                                                497                     11,959
Total                                                                                                           319,851

Paper & packaging (1.1%)
Bowater                                                                                  660                     34,113
Chesapeake                                                                               223                      5,812
Consolidated Papers                                                                    1,158                     31,990
Glatfelter (PH)                                                                          540                      6,649
Longview Fibre                                                                           661                      9,461
Rayonier                                                                                 350                     15,050
Sonoco Products                                                                        1,305                     26,100
Wausau-Mosinee Paper                                                                     656                      6,478
Total                                                                                                           135,653

Restaurants & lodging (1.6%)
Bob Evans Farms                                                                          507                      8,049
Brinker Intl                                                                             836(b)                  21,109
Buffets                                                                                  539(b)                   5,019
CBRL Group                                                                               748                      6,919
Lone Star Steakhouse & Saloon                                                            423(b)                   3,807
Outback Steakhouse                                                                       957(b)                  23,686
Papa John's Intl                                                                         388(b)                   9,652
Park Place Entertainment                                                               3,892(b)                  40,866
Starbucks                                                                              2,325(b)                  74,399
Total                                                                                                           193,506

Retail (3.8%)
American Eagle Outfitters                                                                595(b)                  21,606
Barnes & Noble                                                                           888(b)                  17,871
BJ's Wholesale Club                                                                      940(b)                  32,900
Borders Group                                                                            993(b)                  13,654
CDW Computer Centers                                                                     551(b)                  36,039
Claire's Stores                                                                          653                     12,244
CompUSA                                                                                1,175(b)                  11,309
Dollar Tree Stores                                                                       791(b)                  34,853
Family Dollar Stores                                                                   2,213                     35,546
Hannaford Bros                                                                           539                     37,797
Lands' End                                                                               385(b)                  13,258
Neiman Marcus Group Cl A                                                                 627(b)                  15,322
OfficeMax                                                                              1,451(b)                   9,432
Payless ShoeSource                                                                       396(b)                  16,137
Perrigo                                                                                  938(b)                   8,061
Ross Stores                                                                            1,154                     14,714
Saks                                                                                   1,854(b)                  25,724
Sotheby's Holdings Cl A                                                                  752                     15,416
Tiffany                                                                                  921                     68,155
Williams-Sonoma                                                                          716(b)                  22,688
Total                                                                                                           462,726

Textiles & apparel (0.9%)
Abercrombie & Fitch                                                                    1,315(b)                  28,108
Burlington Inds                                                                          677(b)                   2,116
Jones Apparel Group                                                                    1,563(b)                  34,386
Shaw Inds                                                                              1,707                     23,151
Unifi                                                                                    755                      8,352
Warnaco Cl A                                                                             711                      7,421
WestPoint Stevens                                                                        681                     11,194
Total                                                                                                           114,728

Transportation (0.7%)
Airborne Freight                                                                         622                     12,051
Arnold Inds                                                                              318                      4,293
CNF Transportation                                                                       619                     18,532
GATX                                                                                     627                     18,026
Hunt (JB) Transport Services                                                             456                      5,757
Overseas Shipbuilding Group                                                              429                      6,381
Swift Transportation                                                                     823(b)                  10,493
Wisconsin Central Transportation                                                         656(b)                   8,651
Total                                                                                                            84,184

Utilities -- electric (7.6%)
Allegheny Energy                                                                       1,409                     38,659
Alliant Energy                                                                         1,004                     29,932
American Water Works                                                                   1,237                     29,997
Black Hills Corp                                                                         272                      6,511
Calpine                                                                                  803(b)                  58,718
Cleco                                                                                    288                      9,684
CMP Group                                                                                415                     11,490
Conectiv                                                                               1,187                     20,698
DPL                                                                                    2,024                     38,836
DQE                                                                                      961                     44,807
Energy East                                                                            1,460                     32,941
Hawaiian Electric Inds                                                                   412                     12,412
Idacorp                                                                                  481                     16,144
Illinova                                                                                 895                     39,156
IPALCO Enterprises                                                                     1,097                     21,323
Kansas City Power & Light                                                                792                     19,256
LG&E Energy                                                                            1,661                     28,237
MidAmerican Energy Holdings                                                              764(b)                  26,119
Minnesota Power                                                                          936                     15,737
Montana Power                                                                          1,406                     56,942
New England Electric System                                                              754                     39,868
NiSource                                                                               1,601                     29,418
Northeast Utilities                                                                    1,684                     34,522
NSTAR                                                                                    767                     32,166
OGE Energy                                                                               996                     20,231
Potomac Electric Power                                                                 1,512                     36,477
Public Service Co of New Mexico                                                          522                      8,287
Puget Sound Energy                                                                     1,083                     24,368
SCANA                                                                                  1,321                     35,915
Sierra Pacific Resources                                                               1,000                     16,000
Teco Energy                                                                            1,652                     32,421
UtiliCorp United                                                                       1,192                     23,319
Wisconsin Energy                                                                       1,500                     29,625
Total                                                                                                           920,216

Utilities -- gas (1.6%)
AGL Resources                                                                            728                     12,467
KeySpan                                                                                1,708                     40,031
Kinder Morgan                                                                          1,438                     37,837
MCN                                                                                    1,097                     28,248
Natl Fuel Gas                                                                            496                     22,103
Ocean Energy                                                                           2,133(b)                  19,064
Questar                                                                                1,059                     16,216
Washington Gas Light                                                                     595                     14,949
Total                                                                                                           190,915

Utilities -- telephone (1.6%)
BroadWing                                                                              2,760(b)                 104,880
COMSAT                                                                                   675                     11,559
Telephone & Data Systems                                                                 789                     82,056
Total                                                                                                           198,495

Total common stocks
(Cost: $11,050,355)                                                                                         $12,221,216

Total investments in securities
(Cost: $11,050,355)(c)                                                                                      $12,221,216


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) At Jan. 31, 2000, the cost of securities for federal income tax purposes was $11,053,827 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                         $1,921,151
Unrealized depreciation                                           (753,762)
Net unrealized appreciation                                     $1,167,389


AXP Total Stock Market Index Fund
Jan. 31, 2000

(Percentages represent value of investments compared to net assets)

Common stocks (99.9%)
Issuer                                                                                Shares                    Value(a)

Aerospace & defense (1.2%)
AAR                                                                                       61                     $1,079
Alliant Techsystems                                                                       32(b)                   2,076
Boeing                                                                                 1,493                     66,158
Cordant Technologies                                                                      73                      2,414
General Dynamics                                                                         310                     14,609
General Motors Cl H                                                                      209                     23,513
Goodrich (BF)                                                                            171                      4,275
Honeywell Intl                                                                         1,226                     58,847
Howmet Intl                                                                              162(b)                   2,977
L-3 Communications Holdings                                                              178(b)                   7,165
Litton Inds                                                                               71(b)                   3,013
Lockheed Martin                                                                          614                     11,513
Newport News Shipbuilding                                                                 67                      1,692
Northrop Grumman                                                                         108                      5,427
Precision Castparts                                                                       66                      1,691
Raytheon Cl B                                                                            525                     11,977
Rockwell Intl                                                                            297                     14,683
Titan                                                                                    121(b)                   4,749
United Technologies                                                                      749                     39,649
Total                                                                                                           277,507

Airlines (0.2%)
Air Express Intl                                                                          79                      2,577
Alaska Air Group                                                                          52(b)                   1,658
America West Holdings Cl B                                                               110(b)                   1,966
AMR                                                                                      234(b)                  12,592
Continental Airlines Cl B                                                                113(b)                   3,574
Delta Air Lines                                                                          218                     10,096
Northwest Airlines Cl A                                                                  131(b)                   2,645
SkyWest                                                                                   93                      2,592
Southwest Airlines                                                                       784                     12,495
UAL                                                                                       82(b)                   4,684
US Airways Group                                                                         111(b)                   2,449
Total                                                                                                            57,328

Automotive & related (1.2%)
American Axle & Mfg Holdings                                                             144(b)                   2,268
Arvin inds                                                                                70                      1,623
Avis Rent A Car                                                                          115(b)                   2,444
Bandag                                                                                    70                      1,667
Borg-Warner Automotive                                                                    49                      1,648
Central Parking                                                                           73                      1,095
Cooper Tire & Rubber                                                                     118                      1,541
CSK Auto                                                                                 102(b)                   1,192
Cummins Engine                                                                            65                      2,486
Dana                                                                                     258                      6,063
Delphi Automotive Systems                                                                878                     15,200
Detroit Diesel                                                                           106                      1,670
DollarThrifty Automotive Group                                                           100(b)                   1,981
Eaton                                                                                    112                      8,001
Federal-Mogul                                                                            185                      2,798
Ford Motor                                                                             1,881                     93,580
GenCorp                                                                                  165                      1,341
General Motors                                                                         1,002                     80,598
Gentex                                                                                   114(b)                   3,420
Genuine Parts                                                                            278                      6,707
Goodyear Tire & Rubber                                                                   243                      5,771
Hayes Lemmerz Intl                                                                        86(b)                   1,720
Hertz                                                                                     63                      2,788
Johnson Controls                                                                         133                      7,348
Lear                                                                                     104(b)                   2,919
MascoTech                                                                                130                      1,617
Meritor Automotive                                                                       264                      4,422
Navistar Intl                                                                            103(b)                   4,049
O'Reilly Automotive                                                                       96(b)                   1,260
PACCAR                                                                                   122                      5,055
Smith (AO)                                                                                70                      1,378
Snap-On                                                                                  102                      2,741
SPX                                                                                       48(b)                   3,552
Superior Inds Intl                                                                        72                      1,940
Tower Automotive                                                                         114(b)                   1,639
TRW                                                                                      188                      8,237
United Rentals                                                                           122(b)                   2,333
Total                                                                                                           296,092

Banks and savings & loans (5.2%)
Allied Capital                                                                            99                      1,832
AMCORE Financial                                                                          92                      1,875
AmSouth Bancorporation                                                                   612                     10,672
Anchor Bancorp Wisconsin                                                                 122                      1,678
Area Bancshares                                                                           76                      1,720
Associated Banc-Corp                                                                      98                      2,965
Astoria Financial                                                                         85                      2,476
Banco Santander-Puerto Rico                                                              130(c)                   2,093
Bancorp South                                                                            117                      1,799
BancWest                                                                                 114                      1,838
Bank of America                                                                        2,686                    130,102
Bank of New York                                                                       1,143                     46,433
Bank One                                                                               1,823                     54,347
Bank United Cl A                                                                          60                      1,556
Banknorth Group                                                                           67                      1,767
BB&T                                                                                     629                     17,691
Capitol Federal Financial                                                                203                      1,960
Carolina First                                                                            97                      1,576
CCB Financial                                                                             62                      2,697
Centura Banks                                                                             44                      1,785
Charter One Financial                                                                    332                      6,453
Chase Manhattan                                                                        1,294                    104,085
Chittenden                                                                                68                      1,925
Citizens Banking                                                                         147                      2,848
City Natl                                                                                 87                      3,034
Colonial BancGroup                                                                       184                      1,748
Comerica                                                                                 243                     10,738
Commerce Bancorp                                                                          50                      1,855
Commerce Bancshares                                                                       97                      2,986
Commercial Federal                                                                       103                      1,494
Community First Bankshares                                                               115                      1,588
Compass Bancshares                                                                       177                      3,507
CompuCredit                                                                              107(b)                   3,745
CORUS Bankshares                                                                          74                      1,836
Cullen/Frost Bankers                                                                      83                      2,065
CVB Financial                                                                             80                      1,880
Dime Bancorp                                                                             176                      2,486
Downey Financial                                                                          94                      1,810
E-Loan                                                                                   102(b)                   1,390
F&M Natl                                                                                  74                      1,767
F.B.N.                                                                                    78                      1,716
Fifth Third Bancorp                                                                      469                     31,130
First Citizens BancShares Cl A                                                            27                      1,644
First Commonwealth Financial                                                             146                      1,451
First Finanical Bancorp                                                                   96                      1,764
First Midwest Bankcorp                                                                    76                      1,807
First Security                                                                           304                      7,866
First Source                                                                              69                      1,380
First Tennessee Natl                                                                     203                      5,303
First Union                                                                            1,487                     49,906
First United Bancshares                                                                   41                        472
First Virginia Banks                                                                      78                      2,954
Firstar                                                                                1,531                     36,552
Firstbank                                                                                 96                      1,740
FirstMerit                                                                               141                      2,617
FleetBoston Financial                                                                  1,433                     45,049
Frontier Financial                                                                        85                      1,727
Fulton Financial                                                                         107                      1,752
Golden State Bancorp                                                                     206(b)                   2,910
Golden West Financial                                                                    258                      7,595
GreenPoint Financial                                                                     170                      3,368
Hancock Holding                                                                           51                      1,964
Hibernia Cl A                                                                            249                      2,615
Hudson City Bancorp                                                                      149                      2,207
Hudson United Bancorp                                                                     72                      1,683
Huntington Bancshares                                                                    358                      7,719
Imperial Bancorp                                                                          98(b)                   2,634
Independence Community Bank                                                              169                      1,944
Intl Bancshares                                                                           44                      1,782
Investors Financial Services                                                              52                      1,989
Irwin Financial                                                                          103                      1,803
JSB Financial                                                                             36                      1,836
KeyCorp                                                                                  698                     14,658
Keystone Financial                                                                        86                      1,575
M&T Bank                                                                                  12                      4,932
MAF Bancorp                                                                               95                      1,799
Marshall & Ilsley                                                                        160                      8,200
Mellon Financial                                                                         799                     27,416
Mercantile Bankshares                                                                    108                      3,146
Morgan (JP)                                                                              273                     33,527
Natl Bancorp of Alaska                                                                    78                      2,257
Natl City                                                                                961                     20,782
Natl City Bancshares                                                                      78                      1,706
Natl Commerce Bancorporation                                                             164                      3,413
Natl Penn Bancshares                                                                      80                      1,620
Net.B@nk                                                                                  94(b)                   1,439
NextCard                                                                                  74(b)                   2,562
North Fork Bancorporation                                                                212                      3,604
Northern Trust                                                                           346                     20,890
Old Kent Financial                                                                       185                      5,978
Old Natl Bancorp                                                                          76                      2,051
One Valley Bancorp                                                                        57                      1,439
Pacific Capital Bancorp                                                                   60                      1,774
Pacific Century Financial                                                                125                      2,148
Park Natl                                                                                 21                      2,019
People's Bank                                                                             99                      2,048
Peoples Heritage Financial Group                                                         163                      2,394
PNC Bank                                                                                 473                     22,704
Popular                                                                                  211(c)                   5,275
Provident Bankshares                                                                      96                      1,452
Provident Financial Group                                                                 68                      2,125
Queens County Bancorp                                                                     73                      1,665
Regions Financial                                                                        348                      8,439
Republic Bancorp                                                                         179                      1,902
Republic Security Financial                                                              237                      1,778
Richmond County Financial                                                                109                      1,928
Riggs Natl                                                                               126                      1,268
Roslyn Bancorp                                                                           120                      2,025
S&T Bancorp                                                                               87                      1,843
Silicon Valley Bancshares                                                                 84(b)                   4,683
Sky Financial Group                                                                      104                      1,866
SLM Holding                                                                              250                      9,734
Southtrust                                                                               260                      7,914
Southwest Bancorp of Texas                                                               122(b)                   2,082
Sovereign Bancorp                                                                        833                      5,701
State Street                                                                             251                     20,127
Staten Island Bancorp                                                                    105                      1,785
Summit Bancorp                                                                           275                      8,233
SunTrust Banks                                                                           500                     29,781
Susquehanna Bancshares                                                                   129                      1,879
Synovus Financial                                                                        422                      8,018
TCF Financial                                                                            130                      2,982
Triangle Bancorp                                                                          99                      1,788
Trust Company of New Jersey                                                               90                      1,789
TrustCo Bank NY                                                                          136                      1,641
Trustmark                                                                                112                      2,023
U.S. Bancorp                                                                           1,200                     26,625
U.S. Trust                                                                                29                      3,444
UMB Financial                                                                             53                      1,779
Union Planters                                                                           222                      7,479
UnionBanCal                                                                              256                      9,104
United Bankshares                                                                         83                      1,753
United Community Financial                                                               134                        921
Valley Natl Bancorp                                                                      293                      7,288
W Holding                                                                                142(c)                   1,411
Wachovia                                                                                 314                     20,116
Walter Inds                                                                              153                      1,339
Washington Federal                                                                        89                      1,491
Washington Mutual                                                                        900                     22,838
Webster Financial                                                                         78                      1,814
Wells Fargo                                                                            2,564                    102,559
Westamerica Bancorporation                                                                65                      1,641
Westcorp                                                                                 128                      1,464
WFS Financial                                                                             98(b)                   1,568
Whitney Holding                                                                           54                      1,769
Zions Bancorp                                                                            123                      7,272
Total                                                                                                         1,248,463

Beverages & tobacco (2.0%)
Anheuser-Busch                                                                           727                     49,073
Beringer Wine Estates Holdings Cl B                                                       54(b)                   2,376
Brooke Group                                                                              42                        680
Brown-Forman Cl B                                                                        107                      5,985
Canandaigua Wine Cl A                                                                     35(b)                   1,816
Coca-Cola                                                                              3,839                    220,502
Coca-Cola Bottling                                                                        37                      1,878
Coca-Cola Enterprises                                                                    661                     16,690
Coors (Adolph) Cl B                                                                       57                      2,765
Fortune Brands                                                                           259                      7,511
Pepsi Bottling Group                                                                     241                      4,986
PepsiCo                                                                                2,274                     77,599
Philip Morris                                                                          3,716                     77,803
RJ Reynolds Tobacco Holdings                                                             169                      2,905
Universal                                                                                 82                      1,676
UST                                                                                      271                      6,216
Whitman                                                                                  220                      2,764
Total                                                                                                           483,225

Building materials & construction (0.7%)
Alexander & Baldwin                                                                       84                      1,696
American Financial Group                                                                  93                      1,988
American Standard                                                                        110(b)                   4,153
Armstrong World Inds                                                                      88                      2,013
Carlisle Companies                                                                        54                      1,745
Centex                                                                                   115                      2,530
Centex Construction Products                                                              53                      1,716
CIRCOR Intl                                                                               50(b)                     606
Clayton Homes                                                                            229                      1,947
Dycom Inds                                                                                56(b)                   2,408
Elcor                                                                                     84                      2,819
Fairfield Communities                                                                    170(b)                   1,934
Fleetwood Enterprises                                                                    107                      1,745
Florida Rock Inds                                                                         60                      2,010
Fluor                                                                                    118                      4,713
Foster Wheeler                                                                           172                      1,215
Georgia-Pacific (Timber Group)                                                           129                      2,798
Georgia-Pacific Group                                                                    267                     10,880
Granite Construction                                                                      87                      1,735
Horton (DR)                                                                              181                      2,093
Hughes Supply                                                                             91                      1,604
Hussmann Intl                                                                            121                      1,671
Huttig Building Products                                                                  23(b)                     102
Insituform Technologies Cl A                                                              89(b)                   2,303
Johns Manville                                                                           229                      2,562
Kaufman & Broad Home                                                                      94                      2,039
Lafarge                                                                                  106                      2,557
Lennar                                                                                   138                      2,199
Lennox Intl                                                                              140                      1,313
Louisiana-Pacific                                                                        315                      4,056
Martin Marietta Materials                                                                 73                      3,066
Masco                                                                                    689                     13,736
Morrison Knudsen                                                                         198(b)                   1,460
NVR                                                                                       40(b)                   1,810
Owens-Corning                                                                            102                      1,638
Potlatch                                                                                  77                      3,099
Pulte                                                                                     99                      1,726
Quanta Services                                                                           75(b)                   2,456
Sherwin-Williams                                                                         263                      4,635
Simpson Mfg                                                                               43(b)                   1,693
Southdown                                                                                 59                      2,954
Temple-Inland                                                                             87                      4,867
Texas Inds                                                                                54                      1,974
Toll Brothers                                                                            113(b)                   1,921
Tredegar Inds                                                                             92                      1,800
USG                                                                                       77                      2,897
Valspar                                                                                   67                      2,399
Vulcan Materials                                                                         156                      6,601
Watts Inds Cl A                                                                          100                      1,513
Weyerhaeuser                                                                             364                     20,884
Total                                                                                                           156,279

Chemicals (1.5%)
Air Products & Chemicals                                                                 357                     10,576
Airgas                                                                                   184(b)                   1,426
Albemarle                                                                                103                      1,860
Allied Waste Inds                                                                        939(b)                   6,045
Azurix                                                                                   182(b)                   1,831
Cabot                                                                                    103                      2,472
Cambrex                                                                                   80                      3,000
CK Witco                                                                                 248                      2,961
Cytec Inds                                                                                86(b)                   2,172
Dexter                                                                                    58                      2,157
Dow Chemical                                                                             342                     39,842
Du Pont (EI) de Nemours                                                                1,622                     95,697
Eastman Chemical                                                                         122                      4,865
Ecolab                                                                                   201                      7,073
Engelhard                                                                                196                      3,124
Ferro                                                                                    100                      1,950
FMC                                                                                       50(b)                   2,688
Fuller (HB)                                                                               34                      2,210
Geon                                                                                      77                      2,238
Geprgoa Gulf                                                                             112                      3,066
Grace (WR)                                                                               124(b)                   1,465
Great Lakes Chemical                                                                      91                      3,014
Hercules                                                                                 165                      2,826
IMC Global                                                                               178                      2,915
Intl Specialty Products                                                                  224(b)                   1,596
Ionics                                                                                    63(b)                   1,866
Lubrizol                                                                                  85                      2,518
Lyondell Petrochemical                                                                   279                      3,017
MacDermid                                                                                 63                      2,142
Millennium Chemicals                                                                     107                      1,953
Millipore                                                                                 70                      2,997
Monsanto                                                                                 985                     34,782
NL Inds                                                                                  200                      2,888
Olin                                                                                     157                      2,748
OM Group                                                                                  53                      1,994
Optical Coating Laboratory                                                                22                      8,357
Pall                                                                                     193                      3,558
Polymer Group                                                                            116                      1,972
PPG Inds                                                                                 270                     14,866
Praxair                                                                                  248                     10,060
Republic Services                                                                        273(b)                   3,208
Rohm & Haas                                                                              339                     14,322
RPM/Ohio                                                                                 171                      1,753
Sigma-Aldrich                                                                            157                      5,260
Solutia                                                                                  173                      2,379
Spartech                                                                                  71                      1,819
Tetra Tech                                                                               133(b)                   1,962
Union Carbide                                                                            207                     11,592
Valhi                                                                                    180                      2,048
Waste Management                                                                         963                     16,852
Total                                                                                                           365,982

Commercial finance (--%)
Finova Group                                                                              95                      3,070

Communications equipment & services (4.0%)
Adaptive Broadband                                                                        49(b)                   5,831
ADC Telecommunications                                                                   233(b)                  15,363
Adtran                                                                                    61(b)                   3,950
Advanced Fibre Communications                                                            120(b)                   4,418
Aether Systems                                                                            65(b)                   7,995
Alcatel Alsthom ADR                                                                      169(c)                   6,771
Allied Riser Communications                                                              114(b)                   2,594
American Tower Cl A                                                                      224(b)                   8,036
Andrew                                                                                   150(b)                   3,450
ANTEC                                                                                    199(b)                   7,786
Aspect Communications                                                                    107(b)                   5,230
CapRock Communications                                                                   100(b)                   4,550
Carrier Access                                                                            45(b)                   1,980
Centennial Cellular Cl A                                                                 147(b)                   3,689
CIENA                                                                                    214(b)                  14,044
Commonwealth Telephone Enterprises                                                       131(b)                   7,058
CommScope                                                                                 79(b)                   3,007
Copper Mountain Networks                                                                  72(b)                   3,978
Covad Communications Group                                                               151(b)                  10,683
Digital Microwave                                                                        115(b)                   3,680
Ditech Communications                                                                     26(b)                   3,058
E-Tek Dynamics                                                                           103(b)                  18,746
EchoStar Communications Cl A                                                             168(b)                  13,682
Efficient Networks                                                                        58(b)                   4,433
Fairchild Semiconductor Intl Cl A                                                         94(b)                   3,196
Finisar                                                                                   77(b)                   4,663
Focal Communications                                                                     121(b)                   4,855
Harmonic Lightwaves                                                                       47(b)                   4,527
Healtheon/WebMD                                                                          111(b)                   7,215
iBasis                                                                                    68(b)                   5,075
IDT                                                                                       88(b)                   1,837
Leap Wireless Intl                                                                        96(b)                   5,046
Loral Space & Communications                                                             380(b)                   7,458
Lucent Technologies                                                                    4,904                    270,945
MasTec                                                                                    60(b)                   2,771
Metricom                                                                                  70(b)                   6,720
Motorola                                                                               1,099                    150,287
Net2Phone                                                                                 37(b)                   1,674
Netro                                                                                     74(b)                   3,182
Next Level Communications                                                                121(b)                   9,756
NorthEast Optic Network                                                                   61(b)                   5,978
NorthPoint Communications Group                                                          189(b)                   5,918
NTL                                                                                      158(b)                  19,878
Orbital Sciences                                                                         124(b)                   2,162
Ortel                                                                                     70(b)                  10,054
PairGain Technologies                                                                    156(b)                   1,804
Plantronics                                                                               36(b)                   2,579
Polycom                                                                                   51(b)                   3,079
Proxim                                                                                    45(b)                   3,845
QUALCOMM                                                                               1,020(b)                 129,539
Rhythms NetConnections                                                                   113(b)                   3,849
Scientific-Atlanta                                                                       119                      9,170
Splitrock Services                                                                       110(b)                   3,884
Sycamore Networks                                                                        121(b)                  38,598
Tekelec                                                                                  132(b)                   3,152
Tellabs                                                                                  609(b)                  32,886
Time Warner Telecom Cl A                                                                  87(b)                   5,285
Tritel Cl A                                                                              147(b)                   3,896
VoiceStream Wireless                                                                     149(b)                  17,489
Williams Communications Group                                                            100(b)                   3,763
World Access                                                                             162(b)                   2,795
Total                                                                                                           962,822

Computers & office equipment (20.8%)
3Com                                                                                     556(b)                  28,216
About.com                                                                                 39(b)                   2,730
Accrue Software                                                                           64(b)                   2,528
Active Software                                                                           74(b)                   5,772
Actuate                                                                                  118(b)                   4,093
Acxiom                                                                                   132(b)                   3,345
Adaptec                                                                                  161(b)                   8,432
Adobe Systems                                                                            190                     10,462
Advanced Digital Information                                                              66(b)                   3,234
Advantage Learning Systems                                                               121(b)                   1,528
Advent Software                                                                           37(b)                   2,447
Affiliated Computer Services Cl A                                                         77(b)                   3,061
Agile Software                                                                            31(b)                   4,573
Allaire                                                                                   29(b)                   3,625
Alteon WebSystems                                                                         59(b)                   5,804
America Online                                                                         3,499(b)                 199,223
American Management Systems                                                               91(b)                   2,798
AnswerThink Consulting Group                                                             200(b)                   6,513
Apple Computer                                                                           250(b)                  25,937
AppNet                                                                                    64(b)                   2,968
Ariba                                                                                    142(b)                  23,092
Art Technology Group                                                                      49(b)                   5,268
Artesyn Technologies                                                                     114(b)                   1,959
ASK Jeeves                                                                                42(b)                   4,011
Aspect Development                                                                        74(b)                   4,958
At Home Corp Series A                                                                    519(b)                  18,708
Autodesk                                                                                 100                      3,056
Automatic Data Processing                                                                962                     45,634
Avant!                                                                                   143                      2,547
Aware                                                                                     83(b)                   2,573
Be Free                                                                                   55(b)                   5,500
BEA Systems                                                                              188(b)                  14,171
BindView Development                                                                      75(b)                   3,450
BISYS Group                                                                               47(b)                   2,788
Black Box                                                                                 39(b)                   2,306
BMC Software                                                                             372(b)                  14,090
Breakaway Solutions                                                                       66(b)                   5,713
Broadbase Software                                                                        56(b)                   4,935
BroadVision                                                                              120(b)                  15,278
Brocade Communications Systems                                                            82(b)                  13,284
BSQUARE                                                                                  100(b)                   3,644
Cabletron Systems                                                                        271(b)                   6,961
Cadence Design Systems                                                                   379(b)                   7,817
Calico Commerce                                                                          100(b)                   3,200
Cambridge Technology Partners                                                            155(b)                   3,110
CareInsite                                                                               108(b)                   7,887
Ceridian                                                                                 225(b)                   3,600
CheckFree Holdings                                                                        84(b)                   4,956
Ciber                                                                                    138(b)                   3,114
Cisco Systems                                                                          5,120(b)                 560,639
Citrix Systems                                                                           137(b)                  18,803
Clarent                                                                                   43(b)                   3,730
Clarify                                                                                   46(b)                   5,592
CMGI                                                                                     384(b)                  43,223
CNET                                                                                     113(b)                   5,537
Cognex                                                                                   131(b)                   5,338
Comdisco                                                                                 238                      7,943
Commerce One                                                                             111(b)                  19,120
Compaq Computer                                                                        2,643                     72,351
Complete Business Solutions                                                              139(b)                   2,815
Computer Associates Intl                                                                 836                     57,422
Computer Sciences                                                                        249(b)                  22,877
Compuware                                                                                555(b)                  11,759
Comverse Technology                                                                      109(b)                  15,628
Concentric Network                                                                        84(b)                   3,560
Concord Communications                                                                    50(b)                   1,844
Concord EFS                                                                              318(b)                   6,459
Concurrent Computer                                                                      218(b)                   4,115
Critical Path                                                                             59(b)                   3,780
CSG Systems Intl                                                                          81(b)                   3,063
CyberSource                                                                               38(b)                   1,335
Cybex Computer Products                                                                   62(b)                   3,255
Data Return                                                                               98(b)                   5,696
DBT Online                                                                                87(b)                   1,631
Dell Computer                                                                          3,950(b)                 152,321
Dendrite Intl                                                                            212(b)                   6,254
Diamond Technology Partners                                                               63(b)                   5,162
Digital Island                                                                            86(b)                   7,267
Digital Lightwave                                                                         50(b)                   2,950
Digital River                                                                             88(b)                   2,299
drkoop.com                                                                               140(b)                   1,908
DST Systems                                                                               99(b)                   6,150
E.piphany                                                                                 39(b)                   6,162
Earthlink Network                                                                        161(b)                   6,883
Echelon                                                                                  120(b)                   4,125
Edwards (JD)                                                                             166(b)                   4,949
eGain Communications                                                                      92(b)                   3,186
Electronic Arts                                                                           97(b)                   7,930
Electronic Data Systems                                                                  766                     51,800
EMC                                                                                    1,576(b)                 167,843
Emulex                                                                                    54(b)                   5,400
Engage Technologies                                                                       73(b)                   9,490
Entrust Technologies                                                                      84(b)                   3,980
Equifax                                                                                  224                      4,816
Exodus Communications                                                                    258(b)                  29,637
Extreme Networks                                                                          76(b)                   6,432
F5 Networks                                                                               29(b)                   2,726
FactSet Research Systems                                                                  38                      2,546
Fair Isaac & Co                                                                           60                      2,745
First Data                                                                               667                     32,724
Fiserv                                                                                   192(b)                   6,516
Gadzoox Networks                                                                         138(b)                   5,244
Gateway                                                                                  487(b)                  29,797
Globix                                                                                    52(b)                   4,440
go2net                                                                                    43(b)                   3,462
Great Plains Software                                                                     36(b)                   2,466
Hadco                                                                                     49(b)                   1,948
Harbinger                                                                                105(b)                   2,271
Henry (Jack) & Associates                                                                 51                      2,920
Hewlett-Packard                                                                        1,575                    170,493
High Speed Access                                                                         86(b)                   1,564
HNC Software                                                                              51(b)                   4,600
homestore.com                                                                            104(b)                  10,147
Hutchinson Technology                                                                     80(b)                   1,300
Hyperion Solutions                                                                        87(b)                   3,045
i2 Technologies                                                                          118(b)                  22,730
IDX Systems                                                                              120(b)                   4,568
IKON Office Solutions                                                                    579                      4,668
INFOCURE                                                                                 101(b)                   3,346
Informatica                                                                               28(b)                   2,622
Informix                                                                                 302(b)                   3,775
InfoSpace.com                                                                            148(b)                  20,739
Ingram Micro Cl A                                                                        157(b)                   1,796
Inktomi                                                                                  160(b)                  15,910
Insight Enterprises                                                                       63(b)                   2,174
InsWeb                                                                                   103(b)                   1,500
Interliant                                                                               133(b)                   5,037
Internet Capital Group                                                                    46(b)                   5,474
internet.com                                                                              79(b)                   3,869
InterVU                                                                                   50(b)                   4,625
InterWorld                                                                                49(b)                   3,614
Interwoven                                                                                35(b)                   4,410
Intl Business Machines                                                                 2,813                    315,582
Intuit                                                                                   290(b)                  17,491
Iomega                                                                                 1,016(b)                   4,128
ISS Group                                                                                 62(b)                   4,104
ITXC                                                                                     100(b)                  10,750
iVillage                                                                                  66(b)                   1,081
IXL Enterprises                                                                          100(b)                   4,788
IXnet                                                                                    100(b)                   3,650
Juniper Networks                                                                         234(b)                  31,662
Juno Online Services                                                                     131(b)                   3,422
Kana Communications                                                                       42(b)                  10,497
Keane                                                                                    111(b)                   2,997
Keynote Systems                                                                           55(b)                   4,462
Kronos                                                                                    47(b)                   2,820
Legato Systems                                                                           127(b)                   3,199
Lexmark Intl Group Cl A                                                                  200(b)                  18,850
LHS Group                                                                                129(b)                   3,926
Liberate Technologies                                                                    128(b)                  10,088
Liquid Audio                                                                              62(b)                   1,783
LookSmart                                                                                131(b)                   4,298
Luminant Worldwide                                                                        67(b)                   2,102
Lycos                                                                                    136(b)                   9,988
Macromedia                                                                                67(b)                   4,585
MapQuest.com                                                                             125(b)                   2,178
Mastech                                                                                  162(b)                   3,949
MAXIMUS                                                                                   76(b)                   2,817
Maxtor                                                                                   348(b)                   2,393
Media Metrix                                                                              40(b)                   1,338
MedQuist                                                                                  66(b)                   1,316
Mentor Graphics                                                                          226(b)                   3,065
Mercury Interactive                                                                       59(b)                   6,453
Micromuse                                                                                 30(b)                   4,896
MICROS Systems                                                                            50(b)                   2,922
Microsoft                                                                              8,077(b)                 790,535
MicroStrategy                                                                             52(b)                   7,222
Midway Games                                                                             120(b)                   1,620
MindSpring Enterprises                                                                    99(b)                   2,624
Mission Critical Software                                                                 43(b)                   2,473
MMC Networks                                                                              72(b)                   2,016
MTI Technology                                                                           136(b)                   3,987
Natl Computer Systems                                                                    114                      3,905
Natl Data                                                                                 83                      2,656
Natl Information Consortium                                                               82(b)                   3,598
Natl Instruments                                                                         118(b)                   4,491
Navigant Consulting                                                                       66(b)                     701
NCR                                                                                      153(b)                   5,891
Netcentives                                                                               83(b)                   5,665
Netopia                                                                                   48(b)                   2,382
NetScout Systems                                                                          88(b)                   2,376
Network Access Solutions                                                                 154(b)                   4,235
Network Appliance                                                                        228(b)                  22,885
Network Associates                                                                       216(b)                   5,603
Network Solutions Cl A                                                                    52(b)                  11,278
NetZero                                                                                  160(b)                   5,140
New Era of Networks                                                                       84(b)                   4,384
NOVA                                                                                     114(b)                   3,434
Novell                                                                                   521(b)                  17,388
NVIDIA                                                                                    94(b)                   3,484
OnDisplay                                                                                 54(b)                   4,354
Open Market                                                                              152(b)                   7,828
Oracle                                                                                 4,476(b)                 223,589
Paradyne Networks                                                                         69(b)                   1,863
Parametric Technology                                                                    419(b)                   8,982
Pegasus Systems                                                                           75(b)                   2,025
PeopleSoft                                                                               378(b)                   8,505
Peregrine Systems                                                                         77(b)                   5,847
Perot Systems Cl A                                                                       137(b)                   2,757
Pervasive Software                                                                        55(b)                     615
Phone.com                                                                                 94(b)                  10,340
Pinnacle Systems                                                                          56(b)                   2,730
Pitney Bowes                                                                             416                     20,384
Policy Management Systems                                                                100(b)                   1,581
Portal Software                                                                          240(b)                  11,910
Predictive Systems                                                                        76(b)                   3,577
Primark                                                                                   77(b)                   1,800
Prodigy Communications                                                                   290(b)                   5,764
Profit Recovery Group Intl                                                               226(b)                   6,130
Progress Software                                                                        122(b)                   2,638
Project Software & Development                                                            68(b)                   3,213
Proxicom                                                                                  38(b)                   3,838
PSINet                                                                                   115                      9,213
Puma Technology                                                                           46(b)                   3,531
QRS                                                                                       31(b)                   2,240
Quantum-DLT & Storage Systems                                                            257(b)                   2,474
Quantum-Hard Disk Drive                                                                  337(b)                   2,485
Quest Software                                                                            59(b)                   5,694
Rare Medium Group                                                                         77(b)                   2,762
Rational Software                                                                        135(b)                   7,020
Razorfish Cl A                                                                           130(b)                   5,038
RealNetworks                                                                             114(b)                  17,919
Red Hat                                                                                  206(b)                  19,596
Redback Networks                                                                          67(b)                  12,475
Remedy                                                                                    69(b)                   2,790
Reynolds & Reynolds Cl A                                                                 120                      2,655
RSA Security                                                                              67(b)                   3,643
S1                                                                                        52(b)                   4,709
SABRE Holdings Cl A                                                                       46(b)                   2,047
Safeguard Scientifics                                                                     54(b)                   7,668
Sanchez Computer Associates                                                               70(b)                   2,367
SanDisk                                                                                   42(b)                   5,623
Sanmina 91(b)                                                                          9,669
Sapient                                                                                   86(b)                   7,600
Scient                                                                                   110(b)                   8,319
SCM Microsystems                                                                          47(b)                   2,979
Seagate Technology                                                                       346(b)                  13,862
Siebel Systems                                                                           288(b)                  26,405
Silicon Graphics                                                                         293(b)                   2,838
Silknet Software                                                                          29(b)                   4,281
SilverStream Software                                                                     62(b)                   6,898
Software.com                                                                              63(b)                   4,276
Solectron                                                                                455(b)                  33,043
SonicWALL                                                                                 78(b)                   4,544
Standard Register                                                                         85                      1,318
Sterling Commerce                                                                        137(b)                   3,845
Sterling Software                                                                        131(b)                   3,635
Storage Technology                                                                       156(b)                   2,369
Sun Microsystems                                                                       2,445(b)                 192,084
SunGard Data Systems                                                                     186(b)                   5,441
Sybase                                                                                   182(b)                   4,334
Sykes Enterprises                                                                         77(b)                   2,132
Symantec                                                                                  88(b)                   4,406
Synopsys                                                                                 110(b)                   5,081
Tanning Technology                                                                        63(b)                   2,748
Tech Data                                                                                138(b)                   3,075
Technology Solutions                                                                     121(b)                   4,258
TeleTech Holdings                                                                        152(b)                   3,658
TenFold                                                                                   82(b)                   3,521
TheStreet.com                                                                            100(b)                   1,725
TIBCO Software                                                                            91(b)                  14,037
Total System Services                                                                    303                      5,000
Transaction Systems Architects Cl A                                                       77(b)                   1,656
Tumbleweed Communications                                                                 63(b)                   3,164
Unisys                                                                                   476(b)                  15,173
USinternetworking                                                                         93(b)                   4,046
USWeb                                                                                    119(b)                   3,414
VA Linux Systems                                                                          64(b)                   7,376
Varian                                                                                   115(b)                   3,306
Verio                                                                                    116(b)                   7,468
VeriSign                                                                                 158(b)                  25,319
Veritas Software                                                                         398(b)                  57,984
Verity                                                                                    62(b)                   2,108
VerticalNet                                                                               53(b)                  12,627
Viant                                                                                     34(b)                   3,264
Vignette                                                                                  86(b)                  16,770
Visual Networks                                                                           50(b)                   3,144
Vitria Technology                                                                         94(b)                   9,212
Wallace Computer Services                                                                 95                      1,039
WebTrends                                                                                 12(b)                   1,034
Whittman-Hart                                                                             84(b)                   2,982
Wind River Systems                                                                       103(b)                   3,051
Wireless Facilities                                                                       89(b)                   4,483
Xircom                                                                                   130(b)                   6,411
Yahoo!                                                                                   406(b)                 130,756
Zixit                                                                                     61(b)                   1,883
Total                                                                                                         4,955,992

Electronics (6.5%)
Advanced Energy Inds                                                                      54(b)                   2,747
Advanced Micro Devices                                                                   229(b)                   8,301
Agilent Technologies                                                                     111(b)                   7,347
Alpha Inds                                                                                39(b)                   3,266
Altera                                                                                   309(b)                  20,317
American Power Conversion                                                                299(b)                   8,251
Amkor Technology                                                                         184(b)                   5,842
Amphenol Cl A                                                                             43(b)                   2,919
ANADIGICS                                                                                 63(b)                   4,894
Analog Devices                                                                           269(b)                  25,152
Ancor Communications                                                                      84(b)                   3,161
Anixter Intl                                                                              91(b)                   1,792
Applied Materials                                                                        584(b)                  80,153
Applied Micro Circuits                                                                    83(b)                  12,263
Arrow Electronics                                                                        149(b)                   3,129
Atmel                                                                                    312(b)                   9,692
Avnet                                                                                     73                      3,919
AVX                                                                                      134                      7,973
Belden                                                                                    49                      1,057
Broadcom Cl A                                                                             75(b)                  21,698
Burr-Brown                                                                                87(b)                   3,219
C&D Technologies                                                                          62                      2,534
C-Cube Microsystems                                                                       62(b)                   4,328
Cable Design Technologies                                                                 87(b)                   2,001
Cirrus Logic                                                                             205(b)                   2,806
Conexant Systems                                                                         304(b)                  25,688
Corning                                                                                  435                     67,064
Credence Systems                                                                          43(b)                   3,650
Cree Research                                                                             53(b)                   4,989
CTS                                                                                       43                      3,018
Cymer                                                                                     58(b)                   3,197
Cypress Semiconductor                                                                    163(b)                   5,461
Dallas Semiconductor                                                                      45                      3,007
DII Group                                                                                 50(b)                   3,888
Dionex                                                                                    44(b)                   1,265
DSP Group                                                                                 46(b)                   4,186
DuPont Photomasks                                                                         40(b)                   1,910
Electro Scientific Inds                                                                   41(b)                   3,285
ESS Technology                                                                           157(b)                   2,551
Etec Systems                                                                              54(b)                   4,543
Foundry Networks                                                                         200(b)                  26,937
GenRad                                                                                   118(b)                   1,763
GlobeSpan                                                                                 38(b)                   4,218
Harman Intl Inds                                                                          50                      2,919
Harris                                                                                   124                      3,596
Helix Technology                                                                          55                      2,674
Integrated Device Technology                                                             138(b)                   3,933
Integrated Electrical Services                                                            41(b)                     359
Intel                                                                                  5,229                    517,343
Intl Rectifier                                                                           115(b)                   3,824
Jabil Circuit                                                                            136(b)                   8,602
JDS Uniphase                                                                             350(b)                  71,377
KEMET                                                                                     70(b)                   3,329
KLA-Tencor                                                                               274(b)                  16,063
Kopin                                                                                     61(b)                   4,293
Kulicke & Soffa Inds                                                                      79(b)                   4,133
Lam Research                                                                              60(b)                   7,493
Lattice Semiconductor                                                                     74(b)                   3,797
Linear Technology                                                                        238                     22,536
LSI Logic                                                                                229(b)                  18,721
LTX                                                                                      129(b)                   3,830
Maxim Integrated Products                                                                420(b)                  21,053
MEMC Electronic Materials                                                                164(b)                   2,593
Methode Electronics Cl A                                                                 114                      3,890
Micrel                                                                                    64(b)                   4,048
Microchip Technology                                                                      79(b)                   4,967
Micron Electronics                                                                       198(b)                   2,104
Micron Technology                                                                        417(b)                  25,932
MKS Instruments                                                                          100(b)                   3,256
Molex                                                                                    241                     12,261
MRV Communications                                                                        91(b)                   6,620
Natl Semiconductor                                                                       261(b)                  13,703
Novellus Systems                                                                         183(b)                   8,990
PerkinElmer                                                                               71                      3,554
Photronics                                                                                68(b)                   2,036
Plexus                                                                                    68(b)                   3,162
Power Integrations                                                                        54(b)                   1,974
Powerwave Technologies                                                                    33(b)                   3,007
PRI Automation                                                                            56(b)                   3,927
QLogic                                                                                    56(b)                   8,565
Rambus                                                                                    37(b)                   2,789
RF Micro Devices                                                                         123(b)                   9,948
S3                                                                                       185(b)                   2,683
Sawtek                                                                                    65(b)                   4,111
SCI Systems                                                                              112(b)                   8,064
SDL                                                                                       49(b)                  12,700
Semtech                                                                                   54(b)                   3,240
Sensormatic Electronics                                                                  183(b)                   3,328
Silicon Image                                                                             61(b)                   4,529
Siliconix                                                                                 19(b)                   3,620
SLI                                                                                      155                      1,821
Symbol Technologies                                                                      137                      8,177
Technitrol                                                                                59                      2,485
Tektronix                                                                                 73                      2,961
Teradyne                                                                                 266(b)                  17,224
Texas Instruments                                                                      1,238                    133,548
Thermo Instrument Systems                                                                204(b)                   3,277
Thomas & Betts                                                                            88                      2,679
TranSwitch                                                                                66(b)                   3,304
TriQuint Semiconductor                                                                    32(b)                   4,889
Varian Medical Systems                                                                    94                      3,584
Varian Semiconductor Equipment Associates                                                 92(b)                   4,451
Veeco Instruments                                                                         61(b)                   3,347
Vicor                                                                                     74(b)                   3,016
Vishay Intertechnology                                                                   132(b)                   4,917
Vitesse Semiconductor                                                                    238(b)                  10,353
Waters                                                                                    95(b)                   7,018
Xilinx                                                                                   492(b)                  22,509
Total                                                                                                         1,548,417

Energy (3.4%)
Amerada Hess                                                                             141                      7,499
Anadarko Petroleum                                                                       198                      6,497
Apache                                                                                   177                      6,461
Arch Coal                                                                                174                      1,523
Ashland                                                                                  112                      3,647
Atlantic Richfield                                                                       501                     38,577
Atmos Energy                                                                              84                      1,470
Barrett Resources                                                                         59(b)                   1,744
Brown (Tom)                                                                              121(b)                   1,792
Buckeye Partners LP                                                                       77                      2,146
Burlington Resources                                                                     276                      8,849
Cabot Oil & Gas Cl A                                                                     119                      1,755
Chevron                                                                                1,020                     85,233
Conoco Cl B                                                                              975                     22,973
CONSOL Energy                                                                            148                      1,795
Cross Timbers Oil                                                                        176                      1,408
Devon Energy                                                                             124                      4,356
EOG Resources                                                                            239                      3,794
Exxon Mobil                                                                            5,406                    451,400
FirstEnergy                                                                              364                      8,281
Forest Oil                                                                               154(b)                   1,540
Houston Exploration                                                                       98(b)                   1,752
Indiana Energy                                                                            99                      1,547
Kerr-McGee                                                                               134                      7,420
Mitchell Energy & Development Cl A                                                        83                      1,868
Murphy Oil                                                                                70                      4,016
Newfield Exploration                                                                     113(b)                   3,108
Noble Affiliates                                                                         204                      4,093
Occidental Petroleum                                                                     542                     10,772
Pennzoil-Quaker State                                                                    166                      1,899
Phillips Petroleum                                                                       394                     16,105
Pogo Producing                                                                           101                      2,279
Rayovac                                                                                   90(b)                   1,946
Santa Fe Snyder                                                                          421(b)                   3,079
Stone Energy                                                                              40(b)                   1,490
Sunoco                                                                                   141                      3,252
Texaco                                                                                   859                     45,420
Tosco                                                                                    237                      6,088
Ultramar Diamond Shamrock                                                                135                      2,953
Union Pacific Resources Group                                                            392                      4,312
Unocal                                                                                   377                     10,792
USEC                                                                                     212                      1,113
USX-Marathon Group                                                                       480                     12,330
Valero Energy                                                                            106                      2,405
Vastar Resources                                                                         152                      8,455
Vintage Petroleum                                                                        163                      2,088
Total                                                                                                           823,322

Energy equipment & services (0.8%)
Baker Hughes                                                                             511                     12,582
BJ Services                                                                              110(b)                   4,716
Cooper Cameron                                                                            83(b)                   4,109
Diamond Offshore Drilling                                                                211                      5,842
Dril-Quip                                                                                 75(b)                   2,367
ENSCO Intl                                                                               213                      4,872
Enterprise Products Partners LP                                                          104                      2,119
Global Inds                                                                              278(b)                   2,433
Global Marine                                                                            271(b)                   4,827
Halliburton                                                                              686                     24,695
Hanover Compressor                                                                        57(b)                   2,259
Helmerich & Payne                                                                         87                      2,045
Jacobs Engineering Group                                                                  58(b)                   1,711
Lone Star Technologies                                                                    99(b)                   2,729
Louis Dreyfus Natural Gas                                                                102(b)                   1,823
Marine Drilling                                                                          139(b)                   2,676
McDermott Intl                                                                           110                      1,086
Nabors Inds                                                                              181(b)                   5,362
Natl-Oilwell                                                                             151(b)                   2,831
Newpark Resources                                                                        330(b)                   2,083
Noble Drilling                                                                           205(b)                   6,009
Pioneer Natural Resources                                                                184(b)                   1,576
Pride Intl                                                                               143(b)                   2,297
R&B Falcon                                                                               301(b)                   3,819
Rowan Companies                                                                          136                      3,086
Santa Fe Intl                                                                            178                      4,762
Schlumberger                                                                             851                     51,963
SEACOR SMIT                                                                               44(b)                   2,030
Smith Intl                                                                                77(b)                   3,951
Tidewater                                                                                 86                      2,446
Transocean Sedco Forex                                                                   320                     10,180
Tuboscope                                                                                175(b)                   2,275
Varco Intl                                                                               188(b)                   1,904
Weatherford Intl                                                                         165(b)                   6,198
Total                                                                                                           195,663

Financial services (4.8%)
ADVANTA Cl A                                                                             114                      2,109
Affiliated Managers Group                                                                 82(b)                   2,839
Alliance Capital Managment Holding LP                                                    266                     10,008
Allmerica Financial                                                                       84                      3,927
American Express                                                                         699                    115,203
AmeriCredit                                                                              146(b)                   2,391
AmeriTrade Holding Cl A                                                                  246(b)                   3,921
Apartment Investment & Management                                                        101                      3,825
Associates First Capital Cl A                                                          1,132                     22,640
Bear Stearns Companies                                                                   190                      7,838
BOK Financial                                                                             96(b)                   1,608
Boston Properties                                                                        106                      3,180
Capital One Financial                                                                    307                     12,587
Carey Diversified LLC                                                                    118                      1,947
Catellus Development                                                                     182(b)                   2,275
Chemical Financial                                                                        66                      1,720
CIT Group Cl A                                                                           368                      7,038
Citigroup                                                                              5,277                    303,097
Countrywide Credit Inds                                                                  176                      4,576
Dain Rauscher                                                                             43                      2,166
Delphi Financial Group Cl A                                                               68(b)                   2,244
Donaldson, Lufkin & Jenrette - DLJ                                                       196                      9,371
Doral Financial                                                                          154(c)                   1,598
E*TRADE Group                                                                            449(b)                   9,457
Eaton Vance                                                                               65                      2,661
Edwards (AG)                                                                             146                      4,836
Fannie Mae                                                                             1,594                     95,540
Federated Investors Cl B                                                                 131                      2,587
Forest City Enterprises Cl A                                                              89                      2,320
Franchise Finance Corp of America                                                         94                      2,256
Franklin Resources                                                                       392                     13,990
FREDDIE MAC                                                                            1,081                     54,253
Glenborough Realty Trust                                                                 139                      1,894
Goldman Sachs Group                                                                      107                      9,804
H&R Block                                                                                152                      6,555
Heller Financial                                                                          95                      1,977
Household Intl                                                                           744                     26,226
IndyMac Mtge Holdings                                                                    143(b)                   1,591
Investment Technology Group                                                               91                      3,231
Jefferies Group                                                                          101                      2,228
Jones Lang LaSalle                                                                        46(b)                     624
Kansas City Southern Inds                                                                172                     11,900
Knight/Trimark Group Cl A                                                                165(b)                   5,218
Labranche                                                                                211(b)                   2,901
Legg Mason                                                                                88                      3,245
Lehman Brothers Holdings                                                                 186                     13,299
LNR Property                                                                             108                      2,025
MarketWatch.com                                                                           40(b)                   1,525
MBNA                                                                                   1,247                     31,487
Merrill Lynch & Co                                                                       575                     49,881
MessageMedia                                                                             163(b)                   2,903
Metris Companies                                                                          74                      2,710
MGIC Investment                                                                          170                      7,916
Morgan Keegan                                                                            119                      1,740
Morgan Stanley, Dean Witter, Discover & Co                                             1,774                   $117,527
Neuberger Berman                                                                          61                      1,514
Nvest LP                                                                                 103                      1,951
Paine Webber Group                                                                       226                      8,687
Paychex                                                                                  382                     16,832
PIMCO Advisors Holdings LP                                                                77                      2,921
Providian Financial                                                                      220                     18,563
Radian Group                                                                              57                      2,298
Raymond James Financial                                                                  115                      2,185
Schwab (Charles)                                                                       1,271                     45,835
Security Capital Group Cl B                                                              142(b)                   1,811
SEI Investments                                                                           28                      2,919
St. Joe                                                                                  136                      3,222
Student Loan                                                                              50                      2,488
T.Rowe Price Associates                                                                  189                      7,347
United Asset Mgmt                                                                        112                      1,792
Wilmington Trust                                                                          52                      2,597
Total                                                                                                         1,147,377

Food (1.2%)
Archer-Daniels-Midland                                                                   960                     11,280
Aurora Foods                                                                             144(b)                   1,242
Bestfoods                                                                                434                     18,879
Campbell Soup                                                                            675                     21,219
ConAgra                                                                                  759                     16,224
Corn Products Intl                                                                        66                      1,518
Dean Foods                                                                               154                      5,226
Del Monte Foods                                                                          139(b)                   1,303
Delta & Pine Land                                                                         75                      1,238
Dole Food                                                                                112                      1,715
Dreyer's Grand Ice Cream                                                                 114                      1,724
Earthgrains                                                                               87                      1,370
Flowers Inds                                                                             156                      1,901
Fresh Del Monte Produce                                                                  209(b)                   1,659
General Mills                                                                            476                     14,845
Heinz (HJ)                                                                               557                     20,712
Hershey Foods                                                                            217                      9,223
Hormel Foods                                                                             113                      4,591
IBP                                                                                      160                      2,400
Interstate Bakeries                                                                      109                      1,669
Intl Home Foods                                                                          114(b)                   1,746
Keebler Foods                                                                            130(b)                   2,966
Kellogg                                                                                  630                     15,278
McCormick                                                                                111                      2,935
Michael Foods                                                                             80                      1,675
Nabisco Group Holdings                                                                   507                      4,373
Nabisco Holdings Cl A                                                                    241                      7,275
Newhall Land & Farming LP                                                                 83                      2,324
Quaker Oats                                                                              208                     12,350
Ralcorp Holdings                                                                         110(b)                   1,629
Ralston-Ralston Purina Group                                                             503                     14,115
Sara Lee                                                                               1,405                     25,904
Smithfield Foods                                                                          83(b)                   1,520
Smucker (JM) Cl A                                                                        101                      1,768
Suiza Foods                                                                               54(b)                   2,221
SUPERVALU                                                                                216                      3,888
Sysco                                                                                    515                     18,315
Tootsie Roll Inds                                                                         67                      2,111
Tyson Foods Cl A                                                                         357                      4,886
U.S. Foodservice                                                                         154(b)                   2,782
Universal Foods                                                                          100                      1,838
Wrigley (Wm) Jr                                                                          181                     14,118
Total                                                                                                           285,955

Furniture & appliances (0.2%)
Black & Decker                                                                           135                      5,408
Briggs & Stratton                                                                         36                      1,598
Ethan Allen Interiors                                                                     90                      2,250
Furniture Brands Intl                                                                    106(b)                   1,802
HON Inds                                                                                  95                      1,829
Kimball Intl Cl B                                                                        125                      1,914
La-Z-Boy                                                                                 103                      1,410
Lanier Worldwide                                                                         124(b)                     434
Leggett & Platt                                                                          306                      5,508
Maytag                                                                                   136                      5,508
Miller (Herman)                                                                          124                      2,705
Mohawk Inds                                                                              115(b)                   2,695
Stanley Works                                                                            138                      3,467
Sunbeam                                                                                  496(b)                   2,293
Whirlpool                                                                                117                      6,815
Total                                                                                                            45,636

Health care (8.9%)
Abbott Laboratories                                                                    2,421                     78,985
Affymetrix                                                                                38(b)                   8,797
Alkermes                                                                                  56(b)                   3,714
Allergan                                                                                 206                     11,742
Alpharma Cl A                                                                            222                      7,548
ALZA                                                                                     158(b)                   5,639
American Home Products                                                                 2,032                     95,631
Amgen                                                                                  1,586(b)                 101,008
Andrx                                                                                     49(b)                   3,442
Arrow Intl                                                                                76                      2,418
ArthroCare                                                                                37(b)                   2,521
Bard (CR)                                                                                 80                      3,580
Barr Laboratories                                                                         70(b)                   2,796
Bausch & Lomb                                                                             89                      5,518
Baxter Intl                                                                              453                     28,935
Beckman Coulter                                                                           48                      2,511
Becton, Dickinson & Co                                                                   389                     10,187
Bio-Technology General                                                                   208(b)                   2,860
Biogen                                                                                   234(b)                  20,183
Biomatrix                                                                                 88(b)                   1,953
Biomet                                                                                   175                      6,967
Block Drug Cl A                                                                           54                      1,549
Boston Scientific                                                                        643(b)                  13,342
Bristol-Myers Squibb                                                                   3,088                    203,807
Caliper Technologies                                                                      61(b)                   8,445
Carter-Wallace                                                                           113                      2,154
Celgene                                                                                   63(b)                   4,394
Cephalon                                                                                 133(b)                   4,722
Chiron                                                                                   281(b)                  12,469
Coherent                                                                                  97(b)                   4,274
Conmed                                                                                    78(b)                   2,009
COR Therapeutics                                                                         117(b)                   3,101
Datascope                                                                                 52                      1,879
DENTSPLY Intl                                                                            292                      7,227
Dura Pharmaceuticals                                                                     155(b)                   2,403
Enzo Biochem                                                                              80(b)                   6,890
ENZON                                                                                     70(b)                   3,539
Forest Laboratories                                                                      130(b)                   8,775
Genentech                                                                                130(b)                  18,265
Genzyme (General Division)                                                               130(b)                   6,760
Gilead Sciences                                                                           65(b)                   3,043
Guidant                                                                                  470(b)                  24,734
Haemonetics                                                                              108(b)                   2,815
Human Genome Sciences                                                                     72(b)                   7,056
ICN Pharmaceuticals                                                                      122                      3,065
ICOS                                                                                      69(b)                   2,376
IDEC Pharmaceuticals                                                                      64(b)                   8,076
IDEXX Laboratories                                                                       136(b)                   2,049
IGEN Intl                                                                                 77(b)                   2,339
ImClone Systems                                                                           86(b)                   4,805
Immunex                                                                                  254(b)                  33,211
Incyte Pharmaceuticals                                                                    50(b)                   5,488
Inhale Therapeutic Systems                                                                73(b)                   4,266
Invacare                                                                                  90                      1,783
IVAX                                                                                     166(b)                   5,520
Johnson & Johnson                                                                      2,177                    187,357
Jones Pharma                                                                              71                      4,122
King Pharmaceuticals                                                                      78(b)                   4,602
Lilly (Eli)                                                                            1,699                    113,621
Mallinckrodt                                                                             110                      3,169
Maxygen                                                                                   69(b)                   5,149
Medarex                                                                                  113(b)                   5,622
Medicis Pharmaceutical Cl A                                                               87(b)                   3,632
MedImmune                                                                                108(b)                  15,768
Medtronic                                                                              1,887                     86,330
Mentor                                                                                    84                      1,932
Merck & Co                                                                             3,647                    287,428
Millennium Pharmaceuticals                                                                56(b)                  10,497
MiniMed                                                                                   48(b)                   3,702
Mylan Laboratories                                                                       201                      5,352
PE Corp-PE Biosystems Group                                                              159(b)                  23,810
Pfizer                                                                                 6,059                    220,395
Priority Healthcare Cl B                                                                  81(b)                   2,344
Protein Design Labs                                                                       62(b)                   5,061
Quest Diagnostics                                                                         84(b)                   2,856
ResMed                                                                                    73(b)                   3,134
SangStat Medical                                                                          83(b)                   2,500
Schering-Plough                                                                        2,283                    100,452
Sepracor                                                                                  51(b)                   7,140
SICOR                                                                                    444(b)                   3,261
St. Jude Medical                                                                         132(b)                   3,275
STERIS                                                                                   166(b)                   1,743
Stryker                                                                                  151                      9,513
Summit Technology                                                                        127(b)                   1,651
SuperGen                                                                                  82(b)                   3,516
Sybron Intl                                                                              161(b)                   3,713
Techne                                                                                    62(b)                   3,867
Transkaryotic Therapies                                                                   44(b)                   1,433
Triangle Pharmaceuticals                                                                 121(b)                   2,375
Vertex Pharmaceuticals                                                                    65(b)                   2,665
VISX                                                                                      99(b)                   2,809
Warner-Lambert                                                                         1,329                    126,171
Watson Pharmaceuticals                                                                   149(b)                   6,007
Wesley Jessen VisionCare                                                                  64(b)                   2,478
Total                                                                                                         2,114,017

Health care services (1.0%)
Abgenix                                                                                   52(b)                   6,864
Aetna                                                                                    219                     11,662
Allscripts                                                                               105(b)                   5,001
AmeriSource Health Cl A                                                                  113(b)                   2,048
Apria Healthcare Group                                                                   158(b)                   3,160
Bergen Brunswig Cl A                                                                     836                      5,486
Beverly Enterprises                                                                      516(b)                   1,903
BioMarin Pharmaceutical                                                                  125(b)                   1,820
Cardinal Health                                                                          424                     20,272
Caremark Rx                                                                              410(b)                   1,743
Celera Genomics                                                                           40(b)                   8,058
Columbia/HCA Healthcare                                                                  877                     23,952
Covance 206(b)                                                                         2,845
Cytyc                                                                                    132(b)                   3,968
Eclipsys                                                                                 132(b)                   3,308
Express Scripts Cl A                                                                      60(b)                   3,101
First Health Group                                                                        88(b)                   2,624
Foundation Health Systems Cl A                                                           258(b)                   2,645
Health Management Associates Cl A                                                        394(b)                   5,491
HEALTHSOUTH Rehabilitation                                                               645(b)                   3,548
Hillenbrand Inds                                                                         103                      3,502
Humana                                                                                   909(b)                   7,272
IMS Health                                                                               486                     10,905
Lincare Holdings                                                                          91(b)                   3,225
Manor Care                                                                               517(b)                   6,883
McKesson HBOC                                                                            437                      8,986
Medical Manager                                                                           54(b)                   3,790
Omnicare                                                                                 278                      2,936
Orthodontic Centers of America                                                           125(b)                   1,914
Oxford Health Plans                                                                      190(b)                   2,696
PacifiCare Health Systems                                                                 71(b)                   3,004
Patterson Dental                                                                         168(b)                   7,319
PSS World Medical                                                                        296(b)                   1,869
Quintiles Transnational                                                                  178(b)                   4,706
Quorum Health Group                                                                      305(b)                   2,926
Renal Care Group                                                                         105(b)                   2,579
Service Corp Intl                                                                        423                      1,930
Shared Medical Systems                                                                    97                      4,292
Stewart Enterprises Cl A                                                                 398                      2,289
Tenet Healthcare                                                                         483(b)                  10,988
Trigon Healthcare                                                                        229(b)                   6,970
United Healthcare                                                                        270                     14,310
Universal Health Services Cl B                                                            82(b)                   3,664
US Oncology                                                                              237(b)                   1,229
Wellpoint Health Networks                                                                102(b)                   6,936
Total                                                                                                           246,619

Household products (2.0%)
Alberto-Culver Cl B                                                                       94                      2,309
Avon Products                                                                            405                     12,884
Boyds Collection                                                                         158(b)                   1,106
Church & Dwight                                                                           82                      1,809
Clorox                                                                                   367                     17,524
Colgate-Palmolive                                                                        906                     53,681
Dial                                                                                     159                      2,554
Estee Lauder Cl A                                                                        192                      9,816
Gillette                                                                               1,687                     63,473
Intl Flavors/Fragrances                                                                  165                      5,888
Jostens                                                                                  107                      2,508
Kimberly-Clark                                                                           828                     51,284
Libbey                                                                                    70                      1,803
Newell Rubbermaid                                                                        438                     13,140
Nu Skin Enterprises Cl A                                                                  37(b)                     310
Playtex Products                                                                         153(b)                   1,932
Procter & Gamble                                                                       2,066                    208,408
Scotts Cl A                                                                               52(b)                   1,823
ServiceMaster                                                                            485                      6,942
Tupperware                                                                               103                      1,680
Viad                                                                                     151                      3,973
Water Pik Technologies                                                                    14(b)                     119
Yankee Candle                                                                            115(b)                   1,919
Total                                                                                                           466,885

Industrial equipment & services (0.8%)
AGCO                                                                                     173                      2,011
AMETEK                                                                                   107                      2,354
Applied Power Cl A                                                                       177                      4,934
Astec Inds                                                                                78(b)                   1,853
Blyth Inds                                                                                82(b)                   1,922
Caterpillar                                                                              553                     23,467
Cintas                                                                                   172                      8,056
Cooper Inds                                                                              147                      5,641
Deere & Co                                                                               363                     15,858
Donaldson                                                                                 86                      1,774
Fastenal                                                                                  73                      3,194
Flowserve                                                                                127(b)                   1,945
G & K Services Cl A                                                                       49                      1,081
Graco                                                                                     61                      1,876
Harsco                                                                                    75                      2,020
IDEX                                                                                      75                      2,016
Illinois Tool Works                                                                      466                     27,260
Ingersoll-Rand                                                                           257                     12,094
Iron Mountain                                                                            136(b)                   4,471
JLG Inds                                                                                 146                      1,223
Kaydon                                                                                    80                      2,165
Kennametal                                                                                72                      1,895
Lincoln Electric Holdings                                                                 97                      1,898
Manitowoc                                                                                 66                      1,803
Milacron                                                                                 113                      1,363
Minerals Technologies                                                                     43                      1,940
Modine Mfg                                                                                86                      2,129
NACCO Inds Cl A                                                                           31                      1,573
Nordson                                                                                   44                      1,892
Ogden                                                                                    213                      2,410
Parker-Hannifin                                                                          169                      7,309
Reckson Service Inds                                                                     103(b)                   5,324
Regal Beloit                                                                              97                      1,928
Roper Inds                                                                                59                      1,980
Safety-Kleen                                                                             164(b)                     994
Tecumseh Products Cl A                                                                    45                      2,053
Teleflex                                                                                  59                      1,873
Terex                                                                                     67(b)                   1,524
Thermo Electron                                                                          245(b)                   4,242
ThermoQuest                                                                              195(b)                   3,169
Timken                                                                                   114                      1,860
Toro                                                                                      54                      1,833
Trinity Inds                                                                              71                      1,660
UCAR Intl                                                                                 93(b)                   2,098
UNOVA                                                                                    157(b)                   1,688
WESCO Intl                                                                               146(b)                   1,223
Westinghouse Air Brake                                                                   121                      1,346
Total                                                                                                           186,222

Insurance (3.2%)
AFLAC                                                                                    413                     17,940
Alfa                                                                                     132                      1,972
Alleghany                                                                                 27(b)                   5,034
Allstate                                                                               1,326                     30,746
Ambac Financial Group                                                                    109                      5,334
American Annuity Group                                                                   106                      1,716
American General                                                                         387                     23,775
American Intl Group                                                                    2,407                    250,628
American Natl Insurance                                                                   41                      2,368
AmerUs Life Holdings Cl A                                                                 89                      1,813
Aon                                                                                      398                     10,298
AXA Financial                                                                            697                     22,696
Berkley (WR)                                                                              90                      1,564
Berkshire Hathaway Cl A                                                                    2(b)                 102,399
Berkshire Hathaway Cl B                                                                   10(b)                  16,460
Blanch (EW) Holdings                                                                      34                      1,645
Brown & Brown                                                                             60                      2,059
Chicago Title                                                                             52                      2,265
Chubb                                                                                    274                     15,413
CIGNA                                                                                    310                     22,243
Cincinnati Financial                                                                     257                      7,389
CNA Financial                                                                            286(b)                   9,688
Commerce Group                                                                            92                      2,381
Conseco                                                                                  508                      7,747
Crawford Cl B                                                                            167                      2,035
Enhance Financial Services Group                                                         113                      1,575
Erie Indemnity Cl A                                                                      103                      3,142
Everest Reinsurance Holdings                                                              93                      2,342
Fidelity Natl Financial                                                                  133                      1,663
Financial Security Assurance Holdings                                                    121                      6,678
First American Financial                                                                 163                      1,936
Foremost Corp of America                                                                  85                      2,428
Gallagher (Arthur J)                                                                      39                      2,096
Hartford Financial Services Group                                                        351                     13,382
Hartford Life Cl A                                                                        51                      2,075
HCC Insurance Holdings                                                                   133                      1,771
Hooper Holmes                                                                             77                      1,497
Horace Mann Educators                                                                     78                      1,458
HSB Group                                                                                 59                      1,626
Jefferson-Pilot                                                                          164                      9,635
Leucadia Natl                                                                             95                      2,019
Liberty                                                                                   44                      1,562
Liberty Financial Companies                                                               97                      2,025
Lincoln Natl                                                                             309                     11,414
Loews                                                                                    167                      9,352
Markel                                                                                    12(b)                   1,968
Marsh & McLennan                                                                         411                     38,633
MBIA                                                                                     155                      7,760
Medical Assurance                                                                         84(b)                   1,838
Mercury General                                                                           85                      2,019
MONY Group                                                                                78                      2,106
Nationwide Financial Services Cl A                                                        62                      1,542
Ohio Casualty                                                                            131                      1,654
Old Republic Intl                                                                        201                      2,437
PMI Group                                                                                 70                      2,888
Progressive Corp                                                                         113                      7,034
Protective Life                                                                          100                      2,781
Reinsurance Group of America                                                              89                      1,969
ReliaStar Financial                                                                      134                      3,978
SAFECO                                                                                   204                      4,998
St. Paul Companies                                                                       352                     10,626
StanCorp Financial Group                                                                  93                      2,255
Torchmark                                                                                207                      5,214
Transatlantic Holdings                                                                    54                      4,050
Travelers Property Casualty Cl A                                                          98                      3,553
UICI                                                                                      86(b)                     849
Unitrin                                                                                  113                      4,068
UnumProvident                                                                            371                      9,924
White Mountains Insurance Group                                                           16                      1,800
Total                                                                                                           773,228

Leisure time & entertainment (2.0%)
Anchor Gaming                                                                             34(b)                   1,517
Aztar                                                                                    184(b)                   1,760
Bally Total Fitness Holdings                                                              83(b)                   1,821
Boyd Gaming                                                                              110(b)                     584
Brunswick                                                                                143                      2,708
Callaway Golf                                                                            165                      2,104
Carnival Cl A                                                                            954                     42,990
Cedar Fair LP                                                                             98                      1,856
Disney (Walt)                                                                          3,206                    116,417
Dover Downs Entertainment                                                                139                      2,102
Gaylord Entertainment                                                                     67                      1,868
GTECH Holdings                                                                            96(b)                   2,136
Handleman                                                                                142(b)                   1,491
Harley-Davidson                                                                          237                     16,634
Harrah's Entertainment                                                                   199(b)                   3,968
Hasbro                                                                                   303                      4,545
Hollywood Park                                                                           118(b)                   2,316
Intl Game Technology                                                                     140(b)                   2,756
Intl Speedway Cl A                                                                        82                      4,131
Mandalay Resort Group                                                                    361(b)                   5,573
Mattel                                                                                   653                      6,816
Metro-Goldwyn-Mayer                                                                      235(b)                   5,449
Mirage Resorts                                                                           309(b)                   3,863
Polaris Inds                                                                              59                      1,910
Premier Parks                                                                            121(b)                   3,396
Royal Caribbean Cruises                                                                  263                     13,002
SFX Entertainment Cl A                                                                    96(b)                   3,126
Speedway Motorsports                                                                      98(b)                   3,087
SportsLine USA                                                                            77(b)                   2,719
Station Casinos                                                                           79(b)                   1,699
Time Warner                                                                            2,011                    160,753
Vail Resorts                                                                              98(b)                   1,599
Viacom Cl B                                                                            1,083(b)                  59,970
Total                                                                                                           486,666

Media (3.4%)
4 Kids Entertainment                                                                      34(b)                     786
ACTV                                                                                     131(b)                   4,642
Adelphia Communications Cl A                                                              78(b)                   5,163
American Greetings Cl A                                                                  105                      2,323
AMFM                                                                                     307(b)                  23,946
Banta                                                                                     85                      1,615
Belo (AH) Cl A                                                                           184                      2,921
BHC Communications Cl A                                                                   35                      5,661
Cablevision Systems Cl A                                                                 202(b)                  15,428
Catalina Marketing                                                                        29(b)                   2,893
CBS                                                                                    1,185(b)                  69,099
Central Newspapers Cl A                                                                   55                      1,794
Charter Communications Cl A                                                              176(b)                   3,124
Chris-Craft Inds                                                                          52(b)                   3,952
Circle.com                                                                                38(b)                     418
Citadel Communications                                                                    54(b)                   2,700
Clear Channel Communications                                                             525(b)                  45,347
Comcast Special Cl A                                                                   1,358                     62,467
Cox Communications Cl A                                                                  882(b)                  43,053
Cox Radio Cl A                                                                            33(b)                   2,904
Deluxe                                                                                   118                      3,157
Donnelley (RH)                                                                           109(b)                   1,928
Donnelley (RR) & Sons                                                                    198                      4,344
DoubleClick                                                                              162(b)                  16,008
Dow Jones                                                                                141                      8,742
Dun & Bradstreet                                                                         250                      6,297
Emmis Communications Cl A                                                                 46(b)                   4,068
Entercom Communications Cl A                                                              46(b)                   2,444
Fox Entertainment Group Cl A                                                             194(b)                   4,559
Gannett                                                                                  435                     30,233
Gartner Group Cl B                                                                       468(b)                   6,377
Getty Images                                                                              98(b)                   3,822
Grey Advertising                                                                           5                      2,050
Harcourt General                                                                         111                      4,440
Harland (John H)                                                                         105                      1,759
Harte-Hanks                                                                              341                      8,120
Hearst-Argyle Television Cl A                                                            253(b)                   6,167
Hispanic Broadcasting                                                                     80(b)                   8,315
Hollinger Intl Cl A                                                                      194                      2,461
Houghton Mifflin                                                                         112                      4,606
Infinity Broadcasting Cl A                                                               588(b)                  19,110
Insight Communications                                                                    80(b)                   2,035
Interpublic Group of Companies                                                           438                     20,148
Jones Intercable Cl A                                                                     64(b)                   4,024
Journal Register                                                                         147(b)                   1,727
Knight-Ridder                                                                            126                      6,717
Lamar Advertising                                                                         68(b)                   3,987
Lee Enterprises                                                                           71                      1,886
Liberty Digital Cl A                                                                      74(b)                   3,922
Macrovision                                                                               43(b)                   4,029
McClatchy Newspapers                                                                      70                      2,949
McGraw-Hill Companies                                                                    306                     17,155
Media General Cl A                                                                        52                      2,707
MediaOne Group                                                                           943(b)                  74,968
Meredith                                                                                  81                      2,835
New York Times Cl A                                                                      271                     12,381
Omnicom Group                                                                            276                     25,858
On Command                                                                               113(b)                   1,836
Paxson Communications Cl A                                                               168(b)                   1,953
Pegasus Communications                                                                    46(b)                   5,077
Pixar                                                                                     72(b)                   2,570
Playboy Enterprises Cl B                                                                  86(b)                   2,005
Price Communications                                                                     272(b)                   5,916
PRIMEDIA                                                                                 226(b)                   3,969
Radio One Cl A                                                                            44(b)                   3,366
Reader's Digest Assn Cl A                                                                167                      6,304
Scholastic                                                                                42(b)                   2,709
Scripps (EW) Cl A                                                                        122                      5,742
Sinclair Broadcast Group Cl A                                                            190(b)                   1,520
Sirius Satellite Radio                                                                    74(b)                   3,062
Snyder Communications                                                                    153(b)                   3,060
Times Mirror Cl A                                                                         93                      5,504
TMP Worldwide                                                                             55(b)                   7,707
Tribune                                                                                  369                     15,567
True North Communications                                                                 74                      3,076
TV Guide Cl A                                                                            240(b)                   8,895
United Television                                                                         18                      2,520
UnitedGlobalCom Cl A                                                                      98(b)                   6,701
Univision Communications Cl A                                                            158(b)                  16,926
USA Networks                                                                             211(b)                  10,471
Valassis Communications                                                                   87(b)                   2,958
ValueVision Intl Cl A                                                                     71(b)                   2,525
Washington Post Cl B                                                                      16                      8,800
Westwood One                                                                              83(b)                   5,053
Wiley (John) & Sons Cl A                                                                 120                      1,800
Wink Communications                                                                       75(b)                   4,369
Young & Rubicam                                                                          109                      5,872
Young Broadcasting Cl A                                                                   42(b)                   1,866
Ziff-Davis                                                                               161(b)                   2,797
Zomax                                                                                     57(b)                   2,565
Total                                                                                                           801,632

Metals (0.6%)
AK Steel Holdings                                                                        157                      1,590
Alcoa                                                                                    570                     39,721
Allegheny Technologies                                                                   148                      3,090
Avery Dennison                                                                           177                     11,991
Battle Mountain Gold                                                                      89(b)                     167
Bethlehem Steel                                                                          317(b)                   2,160
Carpenter Technology                                                                      86                      2,064
Cleveland-Cliffs                                                                           8                        224
Commercial Metals                                                                         31                        986
FreeMarkets                                                                               50(b)                  11,449
Freeport-McMoRan Copper & Gold Cl B                                                      254(b)                   4,429
Homestake Mining                                                                         405                      2,683
Kaiser Aluminum                                                                          286(b)                   1,716
LTV                                                                                      471                      1,649
Meridian Gold                                                                            294(b)                   1,507
Mueller Inds                                                                              67(b)                   2,207
Newmont Mining                                                                           260                      5,298
Nucor                                                                                    136                      6,766
Phelps Dodge                                                                             170                      9,880
Pittston Brink's Group                                                                   103                      2,009
Reliance Steel & Aluminum                                                                 99                      2,054
Reynolds Metals                                                                           98                      6,542
Ryerson Tull                                                                              89                      1,697
Steel Dynamics                                                                           134(b)                   2,085
Stillwater Mining                                                                         85(b)                   3,028
USX-U.S. Steel Group                                                                     137                      3,408
Worthington Inds                                                                         183                      2,642
Total                                                                                                           133,042

Miscellaneous (1.4%)
24/7 Media                                                                                49(b)                   3,007
ABM Inds                                                                                  80                      1,640
AGENCY.COM                                                                                96(b)                   3,540
Akamai Technologies                                                                       19(b)                   4,733
Bluestone Software                                                                        70(b)                   6,169
CacheFlow                                                                                 52(b)                   4,524
Champion Enterprises                                                                     246(b)                   1,891
Cobalt Networks                                                                           42(b)                   3,297
Convergys                                                                                237(b)                   6,962
Corporate Executive Board                                                                 51(b)                   2,620
Crossroads Systems                                                                        58(b)                   4,220
Cumulus Media Cl A                                                                        68(b)                   2,656
CuraGen                                                                                   44(b)                   4,048
Federal Signal                                                                           104                      1,632
Galileo Intl                                                                             147                      3,537
Inet Technologies                                                                         70(b)                   2,855
Interdigital Communications                                                               75(b)                   2,184
Internap Network Services                                                                200(b)                  12,399
InterTrust Technologies                                                                   58(b)                   8,374
Intraware                                                                                 67(b)                   3,417
JNI                                                                                       50(b)                   2,969
John Nuveen Cl A                                                                          54                      1,917
Marimba                                                                                   65(b)                   2,535
Mediaplex                                                                                 47(b)                   4,794
MetaSolv Software                                                                         69(b)                   7,366
MyPoints.com                                                                              49(b)                   2,086
NaviSite                                                                                  82(b)                   8,436
Optical Cable                                                                             31(b)                   1,023
Packeteer                                                                                 63(b)                   2,646
Philadelphia Suburban                                                                     91                      1,826
Quintus                                                                                   85(b)                   2,869
Retek                                                                                     70(b)                   3,719
Standard & Poor's Depositary Receipts                                                  1,298                    181,070
StarMedia Network                                                                         89(b)                   2,859
Tenneco Automotive                                                                        53                        527
Terayon Communication Systems                                                             49(b)                   5,243
TiVo                                                                                      68(b)                   2,193
Triton PCS Holdings Cl A                                                                 105(b)                   4,298
TSI Intl Software                                                                         74(b)                   4,537
Tularik                                                                                  101(b)                   5,138
United Water Resources                                                                    60                      2,070
ViroPharma                                                                                41(b)                   2,614
West Pharmaceutical Services                                                              54                      1,671
WorldGate Communications                                                                  87(b)                   3,730
Xpedior                                                                                  169(b)                   4,648
Total                                                                                                           346,489

Multi-industry conglomerates (4.3%)
ACNielsen                                                                                294(b)                   6,027
Agribrands Intl                                                                           41(b)                   1,694
Apollo Group Cl A                                                                        363(b)                   7,850
Baldor Electric                                                                          107                      1,826
Bell & Howell                                                                             61(b)                   2,181
Brady (WH) Cl A                                                                           66                      1,877
CDI                                                                                       71(b)                   1,655
Cendant                                                                                1,120(b)                  22,610
Century Business Services                                                                188(b)                     699
ChoicePoint                                                                               64(b)                   2,240
Crane                                                                                    105                      2,054
Danaher 221                                                                            9,531
DeVry                                                                                    353(b)                   6,508
Diebold                                                                                  107                      2,374
Dover                                                                                    324                     13,061
Eastman Kodak                                                                            492                     30,443
Electronics for Imaging                                                                   85(b)                   3,984
Emerson Electric                                                                         676                     37,221
F.Y.I.                                                                                    60(b)                   1,883
Fisher Scientific Intl                                                                    76(b)                   2,940
General Electric                                                                       5,136                    685,013
Grainger (WW)                                                                            145                      6,951
HotJobs.com                                                                               75(b)                   2,091
Hubbell Cl B                                                                             101                      2,620
Imation                                                                                  110(b)                   3,328
Interim Services                                                                         129(b)                   3,233
ITT Educational Services                                                                 110(b)                   1,464
ITT Inds                                                                                 137                      4,333
Kelly Services Cl A                                                                       72                      1,818
Korn/Ferry Intl                                                                           91(b)                   3,134
Lancaster Colony                                                                          64                      2,032
Lason                                                                                     57(b)                     534
Mail-Well                                                                                153(b)                   1,673
Manpower                                                                                 119                      4,247
Mark IV Inds                                                                             104                      2,165
MemberWorks                                                                               60(b)                   1,665
Metamor Worldwide                                                                        120(b)                   3,390
Minnesota Mining & Mfg                                                                   626                     58,608
Modis Professional Services                                                              174(b)                   3,023
Natl Service Inds                                                                         64                      1,592
NCO Group                                                                                 42(b)                     969
Olsten                                                                                   194                      1,989
Pentair                                                                                   75                      2,513
Pierce Leahy                                                                              89(b)                   2,943
Pittway Cl A                                                                              66                      2,987
Polaroid                                                                                  96                      2,280
Pre-Paid Legal Services                                                                   56(b)                   1,260
Robert Half Intl                                                                         142(b)                   5,485
Ruddick                                                                                  125                      1,680
Student Advantage                                                                        158(b)                   2,844
Sylvan Learning Systems                                                                  123(b)                   1,668
Symyx Technologies                                                                        88(b)                   4,532
Teledyne Technologies                                                                     42(b)                     389
Textron                                                                                  233                     13,907
Triarc Companies                                                                         102(b)                   1,772
U.S. Inds                                                                                140                      1,811
United Dominion Inds                                                                      94                      1,886
Wesco Financial                                                                           11                      2,915
Xerox                                                                                  1,031                     21,522
YORK Intl                                                                                 79                      1,901
Zebra Technologies Cl A                                                                   49(b)                   2,900
Total                                                                                                         1,031,725

Paper & packaging (0.5%)
American Natl Can Group                                                                  150                      1,800
AptarGroup                                                                                77                      1,694
Ball                                                                                      86                      3,128
Bemis                                                                                     81                      2,557
Boise Cascade                                                                             89                      3,148
Bowater                                                                                   80                      4,135
Caraustar Inds                                                                            82                      1,584
Champion Intl                                                                            149                      8,717
Chesapeake                                                                                69                      1,798
Consolidated Papers                                                                      141                      3,895
Crown Cork & Seal                                                                        190                      3,859
Fort James                                                                               344                      9,202
Glatfelter (PH)                                                                          134                      1,650
Greif Bros Cl A                                                                           73                      2,039
Intl Paper                                                                               643                     30,624
Longview Fibre                                                                            65                        930
Mead                                                                                     159                      5,923
Owens-Illinois                                                                           242(b)                   4,432
Pactiv                                                                                   265(b)                   2,451
Rayonier                                                                                  53                      2,279
Sealed Air                                                                               130(b)                   7,296
Shorewood Packaging                                                                       34(b)                     540
Smurfit-Stone Container                                                                  337(b)                   6,677
Sonoco Products                                                                          158                      3,160
Wausau-Mosinee Paper                                                                     174                      1,718
Westvaco                                                                                 156                      4,280
Willamette Inds                                                                          173                      7,093
Total                                                                                                           126,609

Real estate investment trust (0.8%)
AMB Property                                                                             135                      2,759
Archstone Communities Trust                                                              217                      4,353
Arden Realty                                                                              98                      2,070
AvalonBay Communities                                                                    101                      3,485
Bradley Real Estate                                                                      113                      1,921
Brandywine Realty Trust                                                                  122                      1,998
BRE Properties Cl A                                                                       86                      1,892
Cabot Industrial Trust                                                                   105                      2,048
Camden Property Trust                                                                     76                      1,967
CarrAmerica Realty                                                                       104                      2,256
CBL & Associates Properties                                                               87                      1,832
CenterPoint Properties                                                                    61                      2,162
Chateau Properties                                                                        79                      2,074
Chelsea GCA Realty                                                                        68                      1,908
Colonial Properties Trust                                                                 80                      1,965
Cornerstone Properties                                                                   194                      2,789
Cousins Properties                                                                        62                      2,220
Crescent Real Estate Equities                                                            186                      3,348
Developers Diversified Realty                                                            144                      1,872
Duke-Weeks Realty                                                                        182                      3,606
Equity Office Properties Trust                                                           392                     10,020
Equity Residential Properties Trust                                                      197                      8,175
Essex Property Trust                                                                      61                      2,074
FelCor Suite Hotels                                                                      122                      2,196
First Industrial Realty Trust                                                             84                      2,258
Gables Residential Trust                                                                  83                      1,800
General Growth Properties                                                                 80                      2,280
Health Care                                                                              103                      1,661
Health Care Property Investors                                                           153                      3,910
Healthcare Realty Trust                                                                  110                      1,966
Highwoods Properties                                                                      96                      2,184
Home Properties of New York                                                               73                      1,976
Hospitality Properties Trust                                                              90                      1,761
Host Marriott                                                                            355                      3,151
HRPT Properties Trust                                                                    205                      1,922
JDN Realty                                                                               106                      1,736
Kilroy Realty                                                                            104                      2,022
Kimco Realty                                                                              94                      3,314
Koger Equity                                                                             131                      2,063
Liberty Property Trust                                                                   104                      2,425
Macerich                                                                                  99                      2,234
Mack-Cali Realty                                                                          92                      2,340
Manufactured Home Communities                                                             88                      2,112
Meditrust                                                                                250                        906
MeriStar Hospitality                                                                     130                      2,121
Mid-America Apartment Communities                                                         87                      1,925
Mills                                                                                     74                      1,290
Nationwide Health Properties                                                             120                      1,620
New Plan Excel Realty Trust                                                              138                      2,260
Pacific Gulf Properties                                                                   98                      1,911
Pinnacle Holdings                                                                         85(b)                   3,607
Post Properties                                                                           65                      2,494
Prentiss Properties Trust                                                                 95                      1,995
Prison Realty Trust                                                                      190(b)                     843
ProLogis Trust                                                                           251                      4,784
PS Business Parks                                                                         88                      1,980
Public Storage                                                                           201                      4,559
Realty Income                                                                             89                      1,891
Reckson Associates Realty                                                                104                      2,054
Regency Realty                                                                           103                      2,015
Rouse                                                                                    118                      2,626
Shurgard Storage Centers Cl A                                                             84                      1,869
Simon Property Group                                                                     265                      6,541
SL Green Realty                                                                          104                      2,262
Smith (Charles E) Residential Realty                                                      59                      2,095
Spieker Properties                                                                        99                      3,849
Starwood Financial Cl A                                                                  185                      3,214
Storage USA                                                                               72                      2,147
Summit Properties                                                                        108                      2,052
Sun Communities                                                                           63                      1,953
Taubman Centers                                                                          182                      2,036
United Dominion Realty Trust                                                             186                      1,790
Urban Shopping Centers                                                                    76                      2,119
Vornado Realty Trust                                                                     134                      4,195
Walden Residential Properties                                                             93                      2,093
Washington Real Estate Investment Trust                                                  130                      2,015
Weingarten Realty Investors                                                               53                      1,978
Westfield America                                                                        145                      1,894
Total                                                                                                           199,088

Restaurants & lodging (0.7%)
21st Century Insurance Group                                                             135                      2,523
Applebee's Intl                                                                           61                      1,529
Bob Evans Farms                                                                          130                      2,064
Boca Resorts Cl A                                                                        199(b)                   1,853
Brinker Intl                                                                             103(b)                   2,601
CBRL Group                                                                               144                      1,332
CEC Entertainment                                                                         63(b)                   1,587
Cheesecake Factory (The)                                                                  75(b)                   2,147
Choice Hotels Intl                                                                       139(b)                   2,302
Darden Restaurants                                                                       205                      3,254
Extended Stay America                                                                    260(b)                   2,031
Hilton Hotels                                                                            788                      6,649
Jack in the Box                                                                           77(b)                   1,583
Marriott Intl Cl A                                                                       387                     12,021
McDonald's                                                                             2,106                     78,317
MGM Grand                                                                                 97                      4,013
Outback Steakhouse                                                                       117(b)                   2,896
Papa John's Intl                                                                          47(b)                   1,169
Park Place Entertainment                                                                 470(b)                   4,935
Ruby Tuesday                                                                             105                      1,969
Sodexho Marriott Services                                                                114                      1,503
Sonic                                                                                     64(b)                   1,840
Starbucks                                                                                283(b)                   9,056
Starwood Hotels & Resorts Worldwide                                                      277                      6,648
Tricorn Global Restaurants                                                               239(b)                   6,841
Wendy's Intl                                                                             189                      3,556
Wyndham Intl Cl A                                                                        727(b)                   1,681
Total                                                                                                           167,900

Retail (5.8%)
7-Eleven                                                                                 916(b)                   2,462
99 Cents Only Stores                                                                      68(b)                   2,380
Albertson's                                                                              654                     20,029
Amazon.com                                                                               524(b)                  33,830
American Eagle Outfitters                                                                 72(b)                   2,615
Ames Dept Stores                                                                          58(b)                   1,211
AnnTaylor Stores                                                                          52(b)                   1,144
AutoNation                                                                               729(b)                   5,513
AutoZone                                                                                 231(b)                   6,064
Barnes & Noble                                                                           279(b)                   5,615
barnesandnoble.com Cl A                                                                  105(b)                   1,221
bebe stores                                                                              102(b)                   1,855
Bed Bath & Beyond                                                                        217(b)                   5,900
Best Buy                                                                                 317(b)                  15,137
Bindley Western Inds                                                                     153                      2,611
BJ's Wholesale Club                                                                      115(b)                   4,025
Boise Cascade Office Products                                                            198(b)                   2,982
Borders Group                                                                            155(b)                   2,131
Casey's General Stores                                                                   158                      1,629
CDnow                                                                                    145(b)                   1,668
CDW Computer Centers                                                                      67(b)                   4,382
Charming Shoppes                                                                         390(b)                   2,657
Chemdex                                                                                   54(b)                   5,265
Children's Place Retail Stores                                                            76(b)                   1,102
Circuit City Stores-Circuit City Group                                                   312                     12,012
Claire's Stores                                                                          125                      2,344
CompUSA                                                                                  317(b)                   3,051
Consolidated Stores                                                                      171(b)                   2,437
Cost Plus                                                                                 59(b)                     988
Costco Wholesale                                                                         686(b)                  33,570
CVS                                                                                      609                     21,277
Delhaize America Cl B                                                                    246                      4,413
Dillard's Cl A                                                                           166                      3,185
Dollar General                                                                           349                      7,416
Dollar Tree Stores                                                                        96(b)                   4,230
drugstore.com                                                                             66(b)                   1,980
eBay                                                                                     200(b)                  30,013
eToys                                                                                    179(b)                   2,618
Family Dollar Stores                                                                     269                      4,321
Federated Dept Stores                                                                    324(b)                  13,487
Footstar                                                                                  62(b)                   1,550
Fossil                                                                                    73(b)                   1,419
Gap                                                                                    1,333                     59,567
GoTo.com                                                                                  71(b)                   5,316
Great Atlantic & Pacific Tea                                                              67                      1,851
Hannaford Bros                                                                            66                      4,628
Hanover Direct                                                                           889(b)                   2,667
Haverty Furniture Companies                                                               78                        858
Hollywood Entertainment                                                                  150(b)                   1,791
Home Depot                                                                             3,604                    204,076
Intimate Brands                                                                          387                     11,707
K mart                                                                                   768(b)                   6,432
Kohl's                                                                                   253(b)                  17,742
Kroger                                                                                 1,290(b)                  22,414
Lands' End                                                                                47(b)                   1,619
Limited                                                                                  333                     10,219
Linens `N Things                                                                          61(b)                   1,197
Longs Drug Stores                                                                         76                      1,634
Lowe's Companies                                                                         593                     26,463
May Dept Stores                                                                          520                     16,185
Men's Wearhouse                                                                           94(b)                   2,244
Michaels Stores                                                                           62(b)                   1,659
MP3.com                                                                                  106(b)                   2,995
NBTY                                                                                     271(b)                   3,828
Neiman Marcus Group Cl A                                                                 155(b)                   3,788
Nordstrom                                                                                218                      4,796
Office Depot                                                                             583(b)                   5,866
OfficeMax                                                                                432(b)                   2,808
Pacific Sunwear of California                                                             72(b)                   2,115
Payless ShoeSource                                                                       158(b)                   6,439
Penney (JC)                                                                              410                      8,046
Pep Boys - Manny, Moe & Jack                                                             160                      1,160
Perrigo                                                                                  260(b)                   2,234
Pier 1 Imports                                                                           337                      2,780
priceline.com                                                                            225(b)                  13,050
PurchasePro.com                                                                           55(b)                   4,558
Regis                                                                                    117                      2,062
Rent-A-Center                                                                            112(b)                   1,932
Rexall Sundown                                                                           194(b)                   2,510
Rite Aid                                                                                 403                      2,846
Ross Stores                                                                              142                      1,811
Russ Berrie                                                                              101                      2,481
Safeway                                                                                  793(b)                  30,282
Saks                                                                                     225(b)                   3,122
SciQuest.com                                                                              38(b)                   2,152
Sears, Roebuck                                                                           591                     18,284
ShopKo Stores                                                                             78(b)                   1,428
Sotheby's Holdings Cl A                                                                  141                      2,891
Spiegel Cl A                                                                             205(b)                   1,448
Stamps.com                                                                                62(b)                   2,077
Staples                                                                                  723(b)                  17,216
Sunglass Hut Intl                                                                        171(b)                   1,528
Talbots                                                                                   49                      1,736
Tandy                                                                                    300                     14,663
Target                                                                                   687(b)                  45,384
Tiffany                                                                                  109                      8,066
TJX Companies                                                                            494                      8,058
Too                                                                                       60(b)                     994
Toys R Us                                                                                385(b)                   3,970
Trans World Entertainment                                                                170(b)                   1,573
Tuesday Morning                                                                           88(b)                   1,309
United Stationers                                                                         90(b)                   2,340
Value City Dept Stores                                                                   129(b)                   1,975
Venator Group                                                                            267(b)                   1,602
Wal-Mart Stores                                                                        6,965                    381,333
Walgreen                                                                               1,560                     43,094
Weis Markets                                                                              65                      2,791
Whole Foods Market                                                                        62(b)                   2,852
Wild Oats Markets                                                                         75(b)                   1,238
Williams-Sonoma                                                                           87(b)                   2,757
Winn-Dixie Stores                                                                        231                      4,678
Zale                                                                                      57(b)                   2,038
Total                                                                                                         1,374,992

Textiles & apparel (0.3%)
Abercrombie & Fitch                                                                      161(b)                   3,441
Burlington Coat Factory Warehouse                                                          4                         42
Guess?                                                                                   174(b)                   4,078
Jones Apparel Group                                                                      190(b)                   4,180
Kellwood                                                                                  96                      1,692
Kenneth Cole Productions Cl A                                                             56(b)                   1,855
Liz Claiborne                                                                             95                      3,212
Nautica Enterprises                                                                      139(b)                   1,242
Nike Cl B                                                                                437                     19,884
Oakley                                                                                   317(b)                   1,704
Polo Ralph Lauren Cl A                                                                   114(b)                   1,696
Reebok Intl                                                                              224(b)                   1,652
Russell                                                                                  135                      2,017
Shaw Inds                                                                                214                      2,902
Springs Inds Cl A                                                                         60                      2,183
Timberland Cl A                                                                           52(b)                   1,924
Unifi                                                                                    175                      1,936
VF                                                                                       185                      4,798
Warnaco Cl A                                                                             121                      1,263
WestPoint Stevens                                                                        100                      1,644
Total                                                                                                            63,345

Transportation (0.5%)
AMERCO                                                                                    73(b)                   1,898
American Freightways                                                                     108(b)                   1,472
Atlas Air                                                                                 99(b)                   2,624
Burlington Northern Santa Fe                                                             723                     17,396
C.H. Robinson Worldwide                                                                   64                      2,604
CNF Transportation                                                                        84                      2,515
CSX     338                                                                            9,887
Eagle USA Airfreight                                                                      66(b)                   2,162
Expeditors Intl of Washington                                                             78                      3,288
FedEx                                                                                    462(b)                  18,277
Florida East Coast Inds                                                                   59                      2,345
Fritz Companies                                                                           51(b)                     536
GATX                                                                                      77                      2,214
Hunt (JB) Transport Services                                                             147                      1,856
Norfolk Southern                                                                         592                     10,063
Rollins Truck Leasing                                                                    205                      2,012
Ryder System                                                                             109                      2,405
Swift Transportation                                                                     113(b)                   1,441
Union Pacific                                                                            385                     15,399
United Parcel Service                                                                    168                      9,995
USFreightways                                                                             47                      1,710
Werner Enterprises                                                                       114                      1,454
Wisconsin Central Transportation                                                         152(b)                   2,005
XTRA                                                                                      49(b)                   2,150
Yellow Corp                                                                              119(b)                   1,815
Total                                                                                                           119,523

Utilities -- electric (2.0%)
AES                                                                                      320(b)                  25,639
Allegheny Energy                                                                         179                      4,911
Alliant Energy                                                                           122                      3,637
Ameren                                                                                   213                      6,936
American Electric Power                                                                  301                     10,084
American Water Works                                                                     150                      3,638
Avista                                                                                   115                      3,292
Calpine                                                                                   84(b)                   6,143
Carolina Power & Light                                                                   248                      7,998
Central & South West                                                                     331                      6,682
CH Energy Group                                                                           52                      1,612
Cinergy                                                                                  247                      6,144
Citizens Utilities                                                                       405(b)                   5,999
Cleco                                                                                     62                      2,085
CMP Group                                                                                 75                      2,077
CMS Energy                                                                               184                      5,520
Conectiv                                                                                 145                      2,528
Consolidated Edison                                                                      344                     11,245
Constellation Energy Group                                                               233                      7,019
Dominion Resources                                                                       298                     12,442
DPL                                                                                      247                      4,739
DQE                                                                                      117                      5,455
DTE Energy                                                                               226                      7,854
Duke Energy                                                                              567                     32,743
Eastern Utilities Associates                                                              66                      2,030
Edison Intl                                                                              540                     15,659
Energy East                                                                              178                      4,016
Entergy                                                                                  384                      9,576
Florida Progress                                                                         153                      6,483
FPL Group                                                                                279                     11,770
GPU                                                                                      195                      5,655
Hawaiian Electric Inds                                                                    58                      1,747
Idacorp                                                                                   67                      2,249
Illinova                                                                                 109                      4,769
IPALCO Enterprises                                                                       329                      6,395
Kansas City Power & Light                                                                 96                      2,334
LG&E Energy                                                                              202                      3,434
MDU Resources Group                                                                       84                      1,664
MidAmerican Energy Holdings                                                               95                      3,248
Minnesota Power                                                                          119                      2,001
Montana Power                                                                            171                      6,926
New Century Energies                                                                     179                      5,180
New England Electric System                                                               92                      4,865
Niagara Mohawk Holdings                                                                  291(b)                   3,656
NiSource                                                                                 194                      3,565
Northeast Utilities                                                                      204                      4,182
Northern States Power                                                                    240                      4,620
NSTAR                                                                                     98                      4,110
OGE Energy                                                                               223                      4,530
PG&E                                                                                     597                     13,097
PECO Energy                                                                              290                     12,071
Pinnacle West Capital                                                                    132                      4,076
Plug Power                                                                                83(b)                   7,781
Potomac Electric Power                                                                   184                      4,439
PP & L Resources                                                                         245                      5,681
Public Service Co of New Mexico                                                          113                      1,794
Public Service Enterprise Group                                                          341                     11,722
Puget Sound Energy                                                                       131                      2,948
Reliant Energy                                                                           460                     10,494
RGS Energy Group                                                                          83                      1,676
SCANA                                                                                    161(b)                   4,377
Sempra Energy                                                                            374                      6,942
Sierra Pacific Resources                                                                 121                      1,936
SIGCORP                                                                                   77                      1,583
Southern Co                                                                            1,062                     27,213
Teco Energy                                                                              205                      4,023
Texas Utilities                                                                          430                     15,210
Unicom                                                                                   338                     13,223
United Illuminating                                                                       41                      2,055
UtiliCorp United                                                                         145                      2,837
Western Resources                                                                        105                      1,680
Wisconsin Energy                                                                         182                      3,595
WPS Resources                                                                             71                      1,797
Total                                                                                                           473,336

Utilities -- gas (0.8%)
AGL Resources                                                                            118                      2,021
Coastal                                                                                  332                     12,242
Columbia Energy Group                                                                    128                      8,320
Dynegy                                                                                   241                      7,471
Eastern Enterprises                                                                      128                      7,320
El Paso Energy                                                                           354                     11,416
Enron                                                                                  1,110                     74,855
Equitable Resources                                                                       55                      1,898
KeySpan                                                                                  217                      5,086
Kinder Morgan                                                                            175                      4,605
MCN                                                                                      133                      3,425
Natl Fuel Gas                                                                             60                      2,674
New Jersey Resources                                                                      50                      1,891
NICOR                                                                                     73                      2,500
Northwest Natural Gas                                                                     77                      1,579
Ocean Energy                                                                             259(b)                   2,315
ONEOK                                                                                     67                      1,750
Peoples Energy                                                                            57                      1,781
Piedmont Natural Gas                                                                      65                      1,853
Public Service Co of North Carolina                                                       63                      2,055
Questar                                                                                  129                      1,975
Teppco Partners LP                                                                        87                      1,860
UGI                                                                                       88                      1,870
Washington Gas Light                                                                      78                      1,960
Western Gas Resources                                                                    114                      1,454
WICOR                                                                                     69                      2,040
Williams Companies                                                                       675                     26,155
Total                                                                                                           194,371

Utilities -- telephone (7.2%)
Adelphia Business Solutions Cl A                                                          68(b)                   3,485
Aerial Communications                                                                     64(b)                   3,328
Allegiance Telecom                                                                        97(b)                  10,221
ALLTEL                                                                                   475                     31,706
AT&T                                                                                   5,001                    263,802
AT&T - Liberty Media Group Cl A                                                           39(b)                   1,994
Bell Atlantic                                                                          2,414                    149,517
BellSouth                                                                              2,931                    137,940
BroadWing                                                                                335                     12,730
CenturyTel                                                                               217                      8,300
COMSAT                                                                                    90                      1,541
Crown Castle Intl                                                                        218(b)                   6,894
Global TeleSystems Group                                                                 265(b)                   6,608
GTE                                                                                    1,525                    111,802
ICG Communications                                                                       126(b)                   3,040
Illuminet Holdings                                                                        50(b)                   2,519
Infonet Services Cl B                                                                    472(b)                  13,334
Intermedia Communications                                                                 94(b)                   4,042
ITC DeltaCom                                                                              92(b)                   2,668
Latitude Communications                                                                   69(b)                   1,889
Level 3 Communications                                                                   528(b)                  62,271
MCI WorldCom                                                                           4,443(b)                 204,100
McLeodUSA Cl A                                                                           234(b)                  16,088
Metromedia Fiber Network Cl A                                                            300(b)                  20,306
MGC Communications                                                                        67(b)                   3,823
Network Plus                                                                             167(b)                   4,405
Nextel Communications Cl A                                                               558(b)                  59,357
NEXTLINK Communications Cl A                                                             114(b)                   9,619
Omnipoint                                                                                 83(b)                   8,513
PanAmSat                                                                                  55(b)                   2,891
Powertel                                                                                  43(b)                   3,806
Primus Telecommunications Group                                                           99(b)                   3,162
Qwest Communications Intl                                                              1,152(b)                  45,360
RCN                                                                                      118(b)                   7,014
SBC Communications                                                                     5,340                    230,287
Sprint                                                                                 1,349                     87,263
Sprint PCS                                                                               684(b)                  75,283
TALK.com                                                                                 150(b)                   2,447
TeleCorp PCS                                                                             129(b)                   5,555
Telephone & Data Systems                                                                  96                      9,984
Teligent Cl A                                                                             21(b)                   1,408
U S WEST Communications Group                                                            785                     52,203
U.S. Cellular                                                                            136(b)                   9,112
Viatel                                                                                    67(b)                   2,475
West TeleServices                                                                        172(b)                   4,365
Western Wireless Cl A                                                                     77(b)                   4,197
WinStar Communications                                                                    85(b)                   6,019
Total                                                                                                         1,718,673

Total common stocks
(Cost: $20,897,960)                                                                                         $23,877,492

Other (--%)
Issuer                                                                                 Shares                    Value(a)

Sunbeam                                                                                   83                        $93
    Warrants

Total other
(Cost: $--)                                                                                                         $93

Total investments in securities
(Cost: $20,897,960)(d)                                                                                      $23,877,585


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2000, the value of foreign securities represented 0.07% of net assets.

(d) At Jan. 31, 2000, the cost of securities for federal income tax purposes was $20,897,428 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                          $3,913,799
Unrealized depreciation                                            (933,642)
Net unrealized appreciation                                      $2,980,157

AXP International Equity Index Fund
Jan. 31, 2000

(Percentages represent value of investments compared to net assets)

Common stocks (91.4%)
Issuer                                                                                Shares                    Value(a)

Australia (1.9%)

Banks and savings & loans (0.3%)
Natl Australia Bank                                                                    3,213                    $44,735
Suncorp-Metway                                                                           437                      2,275
Westpac Banking                                                                        3,956                     26,850
Total                                                                                                            73,860

Beverages & tobacco (0.1%)
British American Tobacco Australasia                                                     321                      2,774
Coca-Cola Amatil                                                                       2,175                      5,174
Foster's Brewing Group                                                                 3,672                      9,462
Southcorp                                                                              1,317                      4,636
Total                                                                                                            22,046

Building materials & construction (0.1%)
Boral                                                                                  2,405                      3,651
CSR                                                                                    2,208                      5,342
James Hardie Inds                                                                        868                      2,048
Leighton Holdings                                                                        558                      2,004
Pioneer Intl                                                                           1,757                      4,998
Total                                                                                                            18,043

Communications equipment & services (0.4%)
Telstra                                                                               16,712                     83,136

Financial services (0.1%)
Colonial                                                                               1,977                      7,994
General Property Trust                                                                 3,088                      4,805
Lend Lease                                                                             1,072                     13,640
Total                                                                                                            26,439

Food (--%)
Goodman Fielder                                                                        2,711                      2,223

Health care (--%)
CSL                                                                                      281                      4,139

Health care services (--%)
Faulding (FH)                                                                            340                      1,919
Mayne Nickless                                                                           732                      1,704
Pacific Dunlop                                                                         2,189                      2,736
Total                                                                                                             6,359

Industrial equipment & services (0.1%)
Brambles Inds                                                                            483                     11,456
Orica                                                                                    577                      2,870
Total                                                                                                            14,326

Insurance (0.1%)
AMP                                                                                    2,313                     22,423
QBE Insurance Group                                                                      827                      3,734
Total                                                                                                            26,157

Leisure time & entertainment (--%)
TABCORP Holdings                                                                         649                      3,525

Media (0.2%)
News Corp                                                                              3,946                     46,432

Metals (0.4%)
Broken Hill Proprietary                                                                3,830                     45,789
M.I.M. Holdings                                                                        3,612                      3,179
Normandy Mining                                                                        3,661                      2,428
North                                                                                  1,622                      3,196
Rio Tinto                                                                                617                     10,960
WMC                                                                                    2,441                     12,401
Total                                                                                                            77,953

Multi-industry conglomerates (--%)
Howard Smith                                                                             408                      2,547
Wesfarmers                                                                               568                      4,511
Total                                                                                                             7,058

Paper & packaging (--%)
Amcor                                                                                  1,360                      5,681

Retail (0.1%)
Coles Myer                                                                             2,459                     11,920
Westfield Trust                                                                        3,278                      6,146
Woolworths                                                                             2,458                      7,634
Total                                                                                                            25,700

Utilities -- gas (--%)
Australian Gas Light                                                                     701                      4,069
Santos                                                                                 1,291                      3,499
Total                                                                                                             7,568

Austria (0.1%)

Banks and savings & loans (0.1%)
Bank Austria                                                                             264                     12,204

Beverages & tobacco (--%)
Austria Tabakwerke                                                                        51                      2,500

Building materials & construction (--%)
Wienerberger Baustoffindustrie                                                           162                      3,233

Insurance (--%)
Generali Holding Vienna                                                                   18                      3,064

Multi-industry conglomerates (--%)
VA Technologie                                                                            35                      2,353

Utilities -- electric (--%)
Oesterreichiesche Elektrizitaetswirtschafts Cl A                                          72(b)                   7,890

Utilities -- gas (--%)
OMV                                                                                       60                      5,741

Belgium (0.7%)

Banks and savings & loans (0.1%)
KBC Bancassurance Holding                                                                697                     29,323

Automotive & related (--%)
D'Ieteren                                                                                 13                      4,173

Building materials & construction (--%)
Cimenteries CBR Cementbedrijven                                                            2                        200

Chemicals (0.1%)
Solvay                                                                                   200                     13,697

Financial services (0.2%)
Fortis (B)                                                                             1,683                     47,423

Food (--%)
Colruyt                                                                                   93                      4,550
Delhaize "Le Lion"                                                                       100                      5,855
Total                                                                                                            10,405

Health care (0.1%)
UCB                                                                                      340                     11,643

Multi-industry conglomerates (--%)
Groupe Bruxelles Lambert                                                                  50                      9,363

Utilities -- electric (0.2%)
Electrabel                                                                               128                     34,752

Wire & cable (--%)
Bekaert                                                                                  100                      4,760

Denmark (0.6%)

Banks and savings & loans (0.1%)
Den Danske Bank Group                                                                    120                     11,373
Unidanmark Cl A                                                                          200                     11,989
Total                                                                                                            23,362

Beverages & tobacco (--%)
Carlsberg Cl A                                                                           100                      3,155
Carlsberg Cl B                                                                           100                      3,247
Total                                                                                                             6,402

Building materials & construction (--%)
FLS Inds Cl B                                                                            100                      2,169

Computers & office equipment (--%)
Navision Software                                                                        100(b)                  10,385

Food (--%)
Danisco                                                                                  100                      3,273

Health care services (0.1%)
Novo Nordisk                                                                             200                     24,450

Household products (--%)
ISS Intl Service System Cl B                                                             100(b)                   7,164

Insurance (--%)
Topdanmark                                                                               100(b)                   1,643

Transportation (0.2%)
D/S 1912 Cl B                                                                              2                     21,058
D/S Dampskibsselskabet Svendborg Cl B                                                      2                     29,576
Total                                                                                                            50,634

Utilities -- telephone (0.2%)
Tele Danmark                                                                             500                     35,558

Finland (3.2%)

Communications equipment & services (2.9%)
Nokia                                                                                  2,900                    526,040
Sonera                                                                                 1,700                    117,177
Total                                                                                                           643,217

Computers & office equipment (0.1%)
Tietoenator                                                                              200                     11,349

Food (--%)
Raisio Group                                                                             400                      1,198

Industrial equipment & services (--%)
Metso                                                                                    300(b)                   4,403

Insurance (--%)
Sampo Insurance Cl A                                                                     100                      3,473

Metals (--%)
Outokumpu                                                                                500                      6,555

Miscellaneous (0.1%)
Nordbanken Finnish Depositary Receipts                                                 2,040                     11,516

Paper & packaging (0.1%)
UPM-Kymmene                                                                              600                     22,483

Retail (--%)
Kesko                                                                                    200(b)                   2,446

France (8.7%)

Automotive & related (0.2%)
Michelin (CGDE) Cl B                                                                     300                     10,599
PSA Peugeot Citroen                                                                      100                     21,123
Valeo                                                                                    180                     12,328
Total                                                                                                            44,050

Banks and savings & loans (0.5%)
Banque Nationale de Paris                                                                955                     75,916
Societe Generale Cl A                                                                    215                     43,249
Total                                                                                                           119,165

Beverages & tobacco (0.4%)
LVMH                                                                                     210                     84,444
Pernod-Ricard                                                                            125                      6,800
Total                                                                                                            91,244

Building materials & construction (0.4%)
Bouygues                                                                                  62                     39,126
Compagnie de Saint-Gobain                                                                190                     26,955
Groupe GTM                                                                                33                      2,914
Lafarge                                                                                  230                     20,343
Technip                                                                                   34                      3,606
Total                                                                                                            92,944

Chemicals (0.1%)
Air Liquide                                                                              180                     27,685

Communications equipment & services (0.4%)
Alcatel                                                                                  411                     82,032

Computers & office equipment (0.3%)
Cap Gemini                                                                               168                     35,701
Dassault Systemes                                                                        245                     17,223
Societe BIC                                                                              120                      5,753
Total                                                                                                            58,677

Electronics (0.7%)
Sagem                                                                                     23                     18,902
Schneider Electric                                                                       340                     24,117
STMicroelectronics                                                                       600                     98,329
Thomson CSF                                                                              400                     14,871
Total                                                                                                           156,219

Financial services (--%)
Societe Eurafrance                                                                        11                      5,378

Food (0.8%)
Carrefour                                                                                738                    117,623
Casino Guichard-Perrachon                                                                150                     14,426
Danone                                                                                   160                     34,439
Eridania Beghin-Say                                                                       50                      4,677
Sodexho Alliance                                                                          73                     11,113
Total                                                                                                           182,278

Health care services (0.7%)
Aventis                                                                                1,602                     84,795
Essilor Intl                                                                              23                      6,458
Sanofi-Synthelabo                                                                      1,587(b)                  59,779
Total                                                                                                           151,032

Household products (0.4%)
L'Oreal                                                                                  144                     93,408

Industrial equipment & services (--%)
Sidel                                                                                     73                      6,142

Insurance (0.4%)
Axa                                                                                      750                     94,586

Leisure time & entertainment (--%)
Club Mediterranee                                                                         33(b)                   3,629
Zodiac                                                                                    11                      2,086
Total                                                                                                             5,715

Media (0.2%)
Canal Plus                                                                               270                     43,983

Metals (--%)
Pechiney CI A                                                                            177                     11,949

Miscellaneous (0.2%)
Gecina                                                                                    37                      3,910
Simco                                                                                     50                      3,914
Suez Lyonnaise des Eaux                                                                  222                     32,017
Suez Lyonnaise des Eaux                                                                  200(b)                       2
Unibail                                                                                   27                      3,548
Total                                                                                                            43,391

Multi-industry conglomerates (0.7%)
Lagardere S.C.A.                                                                         263                     20,482
Usinor                                                                                   528                      8,859
Vivendi                                                                                1,252                    128,620
Total                                                                                                           157,961

Restaurants & lodging (--%)
Accor                                                                                    375                     15,410

Retail (0.2%)
Pinault-Printemps-Redoute                                                                255                     50,920

Utilities -- gas (0.9%)
Coflexip                                                                                  34                      2,799
Total Fina Cl B                                                                        1,535                    191,032
Total                                                                                                           193,831

Utilities -- telephone (1.2%)
France Telecom                                                                         2,118                    274,569

Germany (9.0%)

Automotive & related (0.7%)
Continental                                                                              300                      4,931
DaimlerChrysler                                                                        2,000                    131,104
Volkswagen                                                                               600                     28,295
Total                                                                                                           164,330

Airlines (0.1%)
Deutsche Lufthansa                                                                       800                     16,437

Banks and savings & loans (0.6%)
Deutsche Bank                                                                          1,200                     90,849
Dresdner Bank                                                                          1,000                     49,115
Total                                                                                                           139,964

Building materials & construction (0.1%)
Bilfinger & Berger Bau                                                                   100                      1,673
Heidelberger Zement                                                                       32(b)                   2,226
Heidelberger Zement                                                                      100                      6,946
Heidelberger Zement                                                                       32(b,d)                    --
Hochtief                                                                                 200                      5,362
Total                                                                                                            16,207

Chemicals (0.7%)
BASF                                                                                   1,200                     51,131
Bayer                                                                                  2,200                    103,288
Total                                                                                                           154,419

Communications equipment & services (1.8%)
Deutsche Telekom                                                                       6,000                    409,749

Computers & office equipment (0.6%)
SAP                                                                                      200                    136,094

Health care services (0.2%)
Fresenius Medical Care                                                                   200                     15,419
Gehe                                                                                     100                      3,346
Merck KGaA                                                                               400                     12,516
Schering                                                                                 100                     11,261
Total                                                                                                            42,542

Household products (0.1%)
Beiersdorf                                                                               200                     12,964

Industrial equipment & services (1.2%)
Mannesman                                                                              1,000                    268,274

Insurance (1.1%)
Allianz                                                                                  500                    166,081
Muenchener Rueckversicherungs-Gesellschaft                                               300                     79,690
Total                                                                                                           245,771

Media (0.1%)
EM. TV & Merchandising                                                                   200                     16,241

Miscellaneous (0.2%)
Thyssen Krupp                                                                          1,100                     29,004
WCM Beteiligungs & Grundbesitz                                                           300                     11,198
Total                                                                                                            40,202

Multi-industry conglomerates (1.2%)
Linde                                                                                    200                      9,119
MAN                                                                                      300                      8,913
Preussag                                                                                 300                     14,353
Siemens                                                                                1,200                    170,473
Veba                                                                                   1,000                     42,756
Viag                                                                                   1,500                     25,712
Total                                                                                                           271,326

Retail (0.2%)
Adidas-Salomon                                                                           100                      5,861
Douglas Holding                                                                          100                      3,376
Karstadtquelle                                                                           200                      6,281
Metro                                                                                    500                     20,400
Total                                                                                                            35,918

Utilities -- electric (0.1%)
RWE                                                                                      900                     28,926

Hong Kong (2.2%)

Airlines (0.1%)
Cathay Pacific Airways                                                                 8,000                     12,647

Banks and savings & loans (0.2%)
Bank of East Asia                                                                      3,200                      8,246
Hang Seng Bank                                                                         4,500                     43,813
Total                                                                                                            52,059

Building materials & construction (--%)
New World Development                                                                  5,000                      9,575

Communications equipment & services (0.3%)
Cable & Wireless HKT                                                                  28,000                     68,018

Electronics (0.1%)
Johnson Electric Holdings                                                              2,000                     12,827

Media (--%)
South China Morning Post                                                               4,000                      3,496
Television Broadcasts                                                                  1,000                      7,326
Total                                                                                                            10,822

Miscellaneous (0.6%)
Cheung Kong                                                                            5,000                     63,139
Hang Lung Development                                                                  3,000                      2,796
Hysan Development                                                                      2,000                      2,044
Sino Land                                                                              8,099                      4,216
Sun Hung Kai Properties                                                                6,000                     55,718
Varitronix Intl                                                                        1,000                      2,063
Wharf                                                                                  5,000                      9,961
Total                                                                                                           139,937

Multi-industry conglomerates (0.7%)
Hutchison Whampoa                                                                      9,000                    129,558
Swire Pacific Cl A                                                                     3,500                     16,959
Total                                                                                                           146,517

Restaurants & lodging (--%)
Shangri-La Asia                                                                        4,000                      4,396

Utilities -- electric (0.1%)
CLP Holdings                                                                           5,500                     22,975

Utilities -- gas (0.1%)
Hong Kong & China Gas                                                                 11,000                     14,068

Ireland (0.3%)

Airlines (--%)
Ryanair Holdings                                                                         387(b)                   5,112

Banks and savings & loans (0.1%)
Allied Irish Bank                                                                      2,038                     19,042

Building materials & construction (0.1%)
CRH                                                                                      912                     17,426

Financial services (--%)
Irish Life & Permanent                                                                   684                      5,789

Food (--%)
Kerry Group Cl A                                                                         406                      4,767

Media (--%)
Independent News & Media                                                                 608                      4,759

Paper & packaging (--%)
Jefferson Smurfit Group                                                                2,555                      7,249

Utilities -- telephone (0.1%)
eircom                                                                                 5,212                     21,468

Italy (3.9%)

Airlines (--%)
Alitalia                                                                               4,000                      7,631

Automotive & related (0.2%)
Fiat                                                                                   1,000                     28,422
Magneti Marelli                                                                        1,000                      3,953
Pirelli                                                                                5,000                     11,936
Total                                                                                                            44,311

Banks and savings & loans (0.6%)
Banca di Roma                                                                         12,000                     13,032
Banca Intesa                                                                          13,000                     38,910
Banca Popolare di Milano                                                               1,000                      7,015
San Paolo-IMI                                                                          3,000                     35,868
UniCredito Italiano                                                                   11,000                     43,803
Total                                                                                                           138,628

Broker dealers (--%)
Mediobanca                                                                             1,000                      8,052

Chemicals (--%)
Montedison                                                                             6,000                      8,600

Communications equipment & services (1.0%)
Olivetti                                                                              11,000(b)                  37,022
Sirti                                                                                  1,000                      3,150
Telecom Italia Mobile                                                                 19,000                    181,169
Total                                                                                                           221,341

Food (0.1%)
La Rinascente                                                                          1,000                      5,381
Parmalat Finanziaria                                                                   5,000                      5,797
Total                                                                                                            11,178

Insurance (0.4%)
Assicurazioni Generali                                                                 3,030                     85,437
Riunione Adriatica di Sicurta                                                          1,000                      8,346
Total                                                                                                            93,783

Media (0.2%)
Mediaset                                                                               3,000                     47,491

Miscellaneous (--%)
Beni Stabili                                                                           3,000(b)                   1,104

Restaurants & lodging (--%)
Autogrill                                                                              1,000                     10,185

Retail (--%)
Bulgari                                                                                1,000                      9,931

Textiles & apparel (--%)
Benetton Group                                                                         4,000                      7,514

Utilities -- electric (0.3%)
Enel                                                                                  17,000(b)                  68,127

Utilities -- gas (0.4%)
ENI                                                                                   19,000                     89,972
Italgas                                                                                2,000                      8,571
Total                                                                                                            98,543

Utilities -- telephone (0.7%)
Telecom Italia                                                                        11,500                    163,473

Japan (25.7%)

Airlines (0.1%)
Japan Airlines                                                                         4,000                     11,472

Automotive & related (2.5%)
Autobacs Seven                                                                           100                      3,260
Bridgestone                                                                            2,000                     42,320
Denso                                                                                  2,000                     44,188
Honda Motor                                                                            2,000                     64,087
NGK Spark Plug                                                                         1,000                     10,127
Nissan Motor                                                                           9,000(b)                  42,880
Toyota Motor                                                                           8,000                    350,519
Total                                                                                                           557,381

Banks and savings & loans (2.7%)
77 Bank                                                                                1,000                      9,931
Asahi Bank                                                                             6,000                     33,632
Ashikaga Bank                                                                          1,000(b)                   2,009
Bank of Fukuoka                                                                        1,000                      5,998
Bank of Tokyo-Mitsubishi                                                              10,000                    128,174
Bank of Yokohama                                                                       3,000                     12,416
Daiwa Bank                                                                             4,000                     11,584
Fuji Bank                                                                              8,000                     79,670
Gunma Bank                                                                             1,000                      6,427
Hokuriku Bank                                                                          2,000(b)                   4,484
Industrial Bank of Japan                                                               6,000                     57,903
Joyo Bank                                                                              2,000                      8,221
Mitsubishi Trust & Banking                                                             3,000                     27,662
Mitsui Trust & Banking                                                                 3,000                      6,474
Sakura Bank                                                                            9,000                     57,174
Shizuoka Bank                                                                          2,000                     19,320
Sumitomo Bank                                                                          7,000                     95,150
Tokai Bank                                                                             5,000                     28,680
Total                                                                                                           594,909

Beverages & tobacco (0.3%)
Asahi Breweries                                                                        1,000                      9,819
Japan Tobacco                                                                             40                     33,183
Kirin Brewery                                                                          2,000                     24,738
Sapporo Breweries                                                                      1,000                      3,270
Total                                                                                                            71,010

Building materials & construction (0.6%)
Asahi Glass                                                                            3,000                     25,363
Daikin Inds                                                                            1,000                     14,667
Daiwa House Inds                                                                       1,000                      8,595
Inax                                                                                   1,000                      6,138
Kajima                                                                                 2,000                      5,456
Nippon Sheet Glass                                                                     1,000                      8,268
Nishimatsu Construction                                                                1,000                      3,877
Obayashi                                                                               2,000                      8,016
Okumura                                                                                1,000                      3,597
Sanwa Shutter                                                                          1,000                      3,438
Sekisui House                                                                          2,000                     19,432
Shimizu                                                                                2,000                      6,110
Taiheiyo Cement                                                                        2,000                      3,924
Taisei                                                                                 2,000                      3,737
Toda                                                                                   1,000                      3,970
Total                                                                                                           124,588

Chemicals (0.7%)
Asahi Chemical Inds                                                                    3,000                     16,788
Daicel Chemicals Inds                                                                  1,000                      3,559
Dainippon Ink & Chemicals                                                              2,000                      7,081
Denki Kagaku Kogyo Kabushiki Kaisha                                                    1,000                      3,288
Kaneka                                                                                 1,000                     13,023
Mitsubishi Chemical                                                                    5,000                     20,086
Mitsubishi Gas Chemical                                                                1,000                      1,962
Sekisui Chemical                                                                       1,000                      4,092
Shin-Etsu Chemical                                                                     1,000                     53,625
Showa Denko K.K.                                                                       2,000                      2,578
Sumitomo Chemical                                                                      4,000                     19,245
Tosoh                                                                                  1,000                      3,868
Ube Inds                                                                               2,000                      4,054
Total                                                                                                           153,249

Communications equipment & services (1.8%)
Nippon Telegraph & Telephone                                                             270                    408,626

Computers & office equipment (2.2%)
Canon                                                                                  2,000                     82,024
CSK                                                                                      100                     12,705
Fuji Soft ABC                                                                            100                      7,633
Fujitsu                                                                                4,000                    148,353
Konami                                                                                   100                     16,816
Meitec                                                                                   100                      3,438
Softbank                                                                                 200                    196,184
Trans Cosmos                                                                             100                     31,810
Total                                                                                                           498,963

Consumer finance -- personal loans (0.3%)
ACOM                                                                                     300                     35,061
Takefuji                                                                                 300                     35,874
Total                                                                                                            70,935

Electronics (5.8%)
Advantest                                                                                200                     45,963
Casio Computer                                                                         1,000                      8,165
Fanuc                                                                                    500                     52,783
Hirose Electric                                                                          100                     16,536
Hitachi                                                                                8,000                    113,675
Kyocera                                                                                  400                     67,675
Matsushita Electric                                                                    4,000                    106,314
Minebea                                                                                1,000                     13,873
Mitsubishi Electric                                                                    5,000                     34,659
Murata Mfg                                                                             1,000                    202,164
NEC                                                                                    4,000                     85,948
NGK Insulators                                                                         1,000                      7,418
Omron                                                                                  1,000                     28,961
Rohm                                                                                     300                     99,214
Sanyo Electric                                                                         4,000                     17,077
Sharp                                                                                  3,000                     53,306
Sony                                                                                   1,000                    251,865
Tohoku Electric Power                                                                  1,100                     14,675
Toshiba                                                                                7,000                     54,866
Yokogawa Electric                                                                      1,000                      8,408
Total                                                                                                         1,283,545

Financial services (0.9%)
Credit Saison                                                                            400                      8,053
Daiwa Securities Group                                                                 3,000                     48,906
Nichiei                                                                                  100                      3,064
Nippon Shinpan                                                                         1,000                      2,644
Nomura Securities                                                                      4,000                     91,178
Orient                                                                                 1,000                      3,130
ORIX                                                                                     100                     18,684
Promise                                                                                  300                     20,712
Total                                                                                                           196,371

Food (0.3%)
Ajinomoto                                                                              1,000                     12,145
Meiji Milk Products                                                                    1,000                      4,157
Meiji Seika Kaisha                                                                     1,000                      6,820
Nichirei                                                                               1,000                      2,803
Nippon Meat Packers                                                                    1,000                     11,351
Nisshin Flour Milling                                                                  1,000                      7,548
Nissin Food Products                                                                     300                      7,147
Snow Brand Milk Products                                                               1,000                      4,596
Total                                                                                                            56,567

Health care services (1.2%)
Chugai Pharmaceutical                                                                  1,000                     14,574
Daiichi Pharmaceutical                                                                 1,000                     13,499
Eisai                                                                                  1,000                     18,684
Kyowa Hakko Kogyo                                                                      1,000                     10,510
Sankyo                                                                                 1,000                     23,449
Shionogi                                                                               1,000                     14,574
Taisho Pharmaceutical                                                                  1,000                     30,175
Takeda Chemical Inds                                                                   2,000                    108,369
Yamanouchi Pharmaceutical                                                              1,000                     43,908
Total                                                                                                           277,742

Household products (0.2%)
Kao                                                                                    1,000                     27,373
Shiseido                                                                               1,000                     13,826
Toto                                                                                   1,000                      5,820
Total                                                                                                            47,019

Industrial equipment & services (0.7%)
Amada                                                                                  1,000                      7,483
Brother Inds                                                                           1,000                      2,569
Chiyoda                                                                                1,000(b)                   1,513
Ebara                                                                                  1,000                     12,705
Fuji Machine Mfg                                                                         100                      6,801
Ishikawajima-Harima Heavy Inds                                                         3,000                      3,699
Japan Energy                                                                           2,000                      1,868
Kinden                                                                                 1,000                      7,334
Komatsu                                                                                2,000                      9,006
Kubota                                                                                 3,000                     11,155
Marubeni                                                                               3,000                     11,827
Mitsubishi Heavy Inds                                                                  8,000                     25,636
NIDEC                                                                                    100                     22,701
Nippon Mitsubishi Oil                                                                  3,000                     13,593
SMC                                                                                      100                     20,908
Sumitomo Heavy Inds                                                                    1,000(b)                   2,756
Total                                                                                                           161,554

Industrial transportation (0.6%)
Central Japan Railway                                                                      5                     30,829
East Japan Railway                                                                         9                     42,629
Kamigumi                                                                               1,000                      4,475
Nippon Express                                                                         2,000                     14,088
Tobu Railway                                                                           2,000                      5,867
Tokyu                                                                                  2,000                      5,082
Yamato Transport                                                                       1,000                     29,988
Total                                                                                                           132,958

Insurance (0.2%)
Mitsui Marine & Fire Insurance                                                         2,000                     10,276
Sumitomo Marine & Fire Insurance                                                       2,000                     11,211
Tokio Marine & Fire Insurance                                                          3,000                     31,165
Total                                                                                                            52,652

Leisure time & entertainment (0.4%)
Namco                                                                                    100                      7,007
Nintendo                                                                                 300                     55,380
Oriental Land                                                                            200                     17,339
Sega Enterprises                                                                         200                      7,511
Total                                                                                                            87,237

Media (0.2%)
Asatsu-Dk                                                                                100                      6,521
Dai Nippon Printing                                                                    2,000                     35,033
Total                                                                                                            41,554

Metals (0.4%)
Kawasaki Steel                                                                         7,000(b)                  13,602
Mitsubishi Materials                                                                   3,000(b)                   7,763
Mitsui Mining & Smelting                                                               1,000                      5,615
Nippon Steel                                                                          15,000                     35,734
NSK                                                                                    1,000                      7,567
NTN                                                                                    1,000                      2,644
Sumitomo Metal Inds                                                                    1,000(b)                   2,560
Sumitomo Metal Mining                                                                  8,000(b)                   6,427
Total                                                                                                            81,912

Miscellaneous (1.2%)
Benesse                                                                                  100                     18,395
Daito Trust Construction                                                                 300                      3,781
Fuji Photo Film                                                                        1,000                     38,677
Itochu                                                                                 3,000(b)                  12,780
Iwatani Intl                                                                           1,000                      1,831
Konica                                                                                 1,000                      4,344
Mitsubishi                                                                             4,000                     31,988
Mitsubishi Estate                                                                      3,000                     29,792
Mitsui Fudosan                                                                         2,000                     17,918
Nikon                                                                                  1,000                     40,357
Nippon Suisan Kaisha                                                                   1,000                      1,738
Olympus Optical                                                                        1,000                     13,406
Sho-Bond                                                                                 100                      1,710
Sumitomo                                                                               2,000                     22,328
Tokyo Tatemono                                                                         1,000                      1,887
Toppan Printing                                                                        2,000                     23,991
World                                                                                    100                     11,210
Total                                                                                                           276,133

Multi-industry conglomerates (0.1%)
Kawasaki Heavy Inds                                                                    3,000                      3,980
Mitsui                                                                                 4,000                     29,147
Total                                                                                                            33,127

Paper & packaging (0.2%)
Nippon Paper Inds                                                                      2,000                     13,826
Oji Paper                                                                              2,000                     12,761
Uni-Charm                                                                                200                     14,798
Total                                                                                                            41,385

Retail (0.8%)
Aoyamma Trading                                                                          200                      3,709
Citizen Watch                                                                          1,000                      7,203
Daiei                                                                                  2,000                      8,258
Daimaru                                                                                1,000                      3,849
Ito-Yokado                                                                             1,000                     91,365
Jusco                                                                                  1,000                     18,076
Marui                                                                                  1,000                     14,013
Mitsukoshi                                                                             1,000(b)                   3,728
Mycal                                                                                  1,000                      5,110
Seiyu                                                                                  1,000(b)                   3,373
Shimamura                                                                                100                     15,480
Takashimaya                                                                            1,000                      7,633
Total                                                                                                           181,797

Textiles & apparel (0.2%)
Gunze                                                                                  1,000                      2,663
Kuraray                                                                                1,000                     10,061
Mitsubishi Rayon                                                                       1,000                      2,597
Nisshinbo Inds                                                                         1,000                      4,643
Nitto Boseki                                                                           1,000                      1,364
Teijin                                                                                 2,000                      8,782
Toray Inds                                                                             3,000                     12,780
Toyobo                                                                                 2,000                      2,896
Total                                                                                                            45,786

Transportation (0.2%)
Kawasaki Kisen Kaisha                                                                  1,000                      1,598
Keihin Electric Express Railway                                                        1,000                      3,503
Kinki Nippon Railway                                                                   4,000                     16,442
Nippon Yusen Kabushiki Kaisha                                                          3,000                     11,883
Total                                                                                                            33,426

Utilities -- electric (0.5%)
Kansai Electric Power                                                                  2,200                     38,125
Tokyo Electric Power                                                                   3,000                     70,066
Total                                                                                                           108,191

Utilities -- gas (0.2%)
Osaka Gas                                                                              6,000                     14,853
Showa Shell Sekiyu K.K.                                                                1,000                      4,111
Teikoku Oil                                                                            1,000                      2,999
Tokyo Gas                                                                              6,000                     13,621
Total                                                                                                            35,584

Wire & cable (0.2%)
Fujikura                                                                               1,000                      4,335
Furukawa Electric                                                                      1,000                     14,686
Sumitomo Electric Inds                                                                 2,000                     26,569
Total                                                                                                            45,590

Netherlands (4.8%)

Airlines (--%)
KLM                                                                                      131                      2,820

Banks and savings & loans (0.8%)
ABN AMRO Holding                                                                       3,429                     69,144
ING Groep                                                                              2,235                    112,833
Total                                                                                                           181,977

Beverages & tobacco (0.2%)
Heineken                                                                                 738                     38,305

Chemicals (0.1%)
Akzo Nobel                                                                               672                     27,969

Communications equipment & services (0.4%)
KPN                                                                                    1,121                     96,187

Computers & office equipment (0.3%)
ASM Lithography Holding                                                                  317(b)                  37,838
Getronics                                                                                265                     17,177
Oce                                                                                      197                      2,417
Total                                                                                                            57,432

Electronics (0.5%)
Philips Electronics                                                                      798                    117,503

Food (0.4%)
Koninklijke Ahold                                                                      1,507                     35,917
Unilever                                                                               1,345                     61,072
Total                                                                                                            96,989

Insurance (0.5%)
Aegon                                                                                  1,567                    112,532

Media (0.2%)
Elsevier                                                                               1,571                     18,337
Wolters Kluwer                                                                           654                     23,649
Total                                                                                                            41,986

Miscellaneous (--%)
Buhrmann                                                                                 182                      3,597
Vedior                                                                                   226                      1,957
Total                                                                                                             5,554

Multi-industry conglomerates (--%)
Hagemeyer                                                                                248                      4,496

Transportation (0.2%)
IHC Caland                                                                                65                      2,544
Koninklijke Vopak                                                                         78(b)                   1,809
TNT Post Group                                                                         1,122                     29,090
Total                                                                                                            33,443

Utilities -- gas (1.2%)
Royal Dutch Petroleum                                                                  4,881                    260,457

New Zealand (0.1%)

Beverages & tobacco (--%)
Lion Nathan                                                                            1,279                      2,704

Communications equipment & services (0.1%)
Telecom Corp of New Zealand                                                            4,095                     17,034

Paper & packaging (--%)
Carter Holt Harvey                                                                     4,053                      4,416

Utilities -- electric (--%)
Contact Energy                                                                         1,411                      2,222

Norway (0.1%)

Banks and savings & loans (--%)
Christiania Bank Og Kreditkasse                                                        1,300                      6,131
DNB Holding                                                                            1,500                      5,460
Total                                                                                                            11,591

Chemicals (--%)
Dyno                                                                                     100                      2,407

Computers & office equipment (--%)
Merkantildata                                                                            300                      3,446

Energy equipment & services (--%)
Smedvig Cl A                                                                             135                      1,714

Food (--%)
Orkla                                                                                    535                      8,605

Industrial equipment & services (--%)
Kvaerner                                                                                 135(b)                   2,481

Insurance (--%)
Storebrand                                                                               600(b)                   3,991

Media (--%)
Schibsted                                                                                200                      3,604

Metals (--%)
Elkem                                                                                    135                      2,571

Miscellaneous (--%)
Tomra Systems                                                                            200                      2,576

Multi-industry conglomerates (0.1%)
Norsk Hydro                                                                              677                     26,853

Paper & packaging (--%)
Norske Skogindustrier Cl A                                                               100                      4,378

Transportation (--%)
Bergesen d.y. Cl A                                                                       135                      2,221
Bergesen d.y. Cl B                                                                       135                      2,155
Leif Hoegh                                                                               135                      1,322
SAS Norge Cl B                                                                           135                      1,322
Total                                                                                                             7,020

Utilities -- electric (--%)
Hafslund Cl A                                                                            270                      1,388
Hafslund Cl B                                                                            270                      1,012
Total                                                                                                             2,400

Utilities -- gas (--%)
Petroleum Geo-Services                                                                   200(b)                   3,023

Portugal (0.3%)

Banks and savings & loans (0.1%)
Banco Comercial Portugues                                                              2,500                     14,016
Banco Espirito Santo                                                                     300                      7,951
Total                                                                                                            21,967

Building materials & construction (--%)
Cimpor-Cimentos de Portugal                                                              300                      4,608

Financial services (--%)
BPI                                                                                    1,300                      5,024

Food (--%)
Jeronimo Martins                                                                         200                      4,334

Miscellaneous (--%)
Brisa-Auto Estradas de Portugal                                                          500                      3,982

Retail (--%)
Sonae                                                                                    200                     10,199

Utilities -- electric (0.1%)
Electricidade de Portugal                                                              1,400                     21,929

Utilities -- telephone (0.1%)
Portugal Telecom                                                                       2,500                     29,841

Singapore (1.0%)

Airlines (0.1%)
Singapore Airlines                                                                     3,000                     31,407

Automotive & related (--%)
Cycle & Carriage                                                                       1,000                      2,176

Banks and savings & loans (0.4%)
DBS Group Holdings                                                                     3,000                     40,228
Oversea-Chinese Banking                                                                3,000                     25,584
United Overseas Bank                                                                   2,112                     15,527
Total                                                                                                            81,339

Beverages & tobacco (--%)
Fraser & Neave                                                                         1,000                      3,117

Communications equipment & services (0.1%)
Singapore Telecommunications                                                          14,000                     23,219

Electronics (0.1%)
Venture Mfg                                                                            1,000                     13,527

Industrial equipment & services (0.1%)
Sembcorp Inds                                                                          4,000                      4,399
Singapore Technologies Engineering                                                     7,000                      9,058
Total                                                                                                            13,457

Media (0.1%)
Singapore Press Holdings                                                               1,000                     19,644

Miscellaneous (0.1%)
City Developments                                                                      2,000                      9,998
DBS Land                                                                               3,000                      4,623
Total                                                                                                            14,621

Multi-industry conglomerates (--%)
Keppel                                                                                 2,000                      4,611

Transportation (--%)
Neptune Orient Lines                                                                   3,000(b)                   2,999

Spain (2.6%)

Banks and savings & loans (0.8%)
Banco Bilboa Vizcaya Argentaria                                                        6,816                     88,364
Banco Santander Central Hispano                                                        8,630                     85,026
Total                                                                                                           173,390

Beverages & tobacco (--%)
Altadis                                                                                  775                      8,492

Building materials & construction (0.1%)
ACS, Actividades de Construccion y Servicios                                             129                      2,306
Autopistas, Concesionaria Espanola                                                       623                      5,632
Fomento de Construcciones y Contratas                                                    283                      4,372
Grupo Dragados                                                                           405                      3,237
Total                                                                                                            15,547

Communications equipment & services (0.9%)
Telefonica                                                                             7,676(b)                 194,512

Financial services (--%)
Corporacion Financiera Alba                                                              193                      5,710

Food (--%)
Azucarera Ebro Agricolas                                                                 156                      1,908

Industrial equipment & services (--%)
Zardoya Otis                                                                             321                      2,745

Insurance (--%)
Corporacion Mapfre                                                                       142                      2,108

Metals (--%)
Acerinox                                                                                 138                      5,195

Miscellaneous (--%)
Metrovacesa                                                                              122                      1,792
Vallehermoso                                                                             304                      1,725
Total                                                                                                             3,517

Multi-industry conglomerates (0.3%)
Aguas de Barcelona                                                                         3(b)                      37
Aguas de Barcelona                                                                       322                      3,528
Repsol-YPF                                                                             2,795                     52,915
Total                                                                                                            56,480

Restaurants & lodging (--%)
Sol Melia                                                                                404(b)                   4,597

Retail (--%)
Cortefiel                                                                                 92                      1,832
TelePizza                                                                                505(b)                   2,095
Total                                                                                                             3,927

Utilities -- electric (0.4%)
Endesa                                                                                 2,491                     46,087
Iberdrola                                                                              2,121                     24,528
Union Electrica Fenosa                                                                   717                     12,978
Total                                                                                                            83,593

Utilities -- gas (0.1%)
Gas Natural SDG Cl E                                                                   1,054                     19,366

Sweden (2.1%)

Automotive & related (0.1%)
Volvo Cl A                                                                               300                      6,960
Volvo Cl B                                                                               600                     14,466
Total                                                                                                            21,426

Banks and savings & loans (0.2%)
ForeningsSparbanken (Swedbank)                                                         1,000                     13,363
Skandinaviska Enskilda Banker Cl A                                                     1,320                     11,709
Svenska Handelsbanken Cl A                                                             1,300                     15,227
Total                                                                                                            40,299

Beverages & tobacco (--%)
Swedish Match                                                                            800                      2,693

Building materials & construction (--%)
Skanska Cl B                                                                             200                      6,607

Communications equipment & services (1.2%)
NetCom Cl B                                                                              200(b)                  13,010
Ericsson (LM) Cl B                                                                     3,600                    254,651
Total                                                                                                           267,661

Computers & office equipment (--%)
WM-Data Cl B                                                                             100                      6,380

Financial services (--%)
OM Gruppen                                                                               200                      6,369

Furniture & appliances (0.1%)
Electrolux Series B                                                                      700                     14,926

Health care services (--%)
Gambro Cl A                                                                              500                      3,895

Industrial equipment & services (0.1%)
Atlas Copco Cl A                                                                         300                      7,591
Atlas Copco Cl B                                                                         100                      2,451
Sandvik Cl A                                                                             400                     10,826
Sandvik Cl B                                                                             100                      2,758
Total                                                                                                            23,626

Insurance (0.1%)
Skandia Forsakrings                                                                    1,000                     26,725

Metals (--%)
SKF Cl A                                                                                 100                      2,201
SKF Cl B                                                                                 100                      2,297
SSAB Svenskt Stal Series A                                                               200                      2,843
Total                                                                                                             7,341

Miscellaneous (0.1%)
Securitas Cl B                                                                           600                     12,555

Paper & packaging (--%)
AssiDoman                                                                                200                      2,889
Svenska Cellulosa Cl B                                                                   400                     10,076
Total                                                                                                            12,965

Textiles & apparel (0.2%)
Hennes & Mauritz Cl B                                                                  1,600                     49,129

Switzerland (5.2%)

Airlines (--%)
SAirGroup                                                                                 30                      5,977

Automotive & related (--%)
Fischer (Georg)                                                                           10                      3,364

Banks and savings & loans (1.0%)
Credit Suisse Group                                                                      630                    108,659
UBS                                                                                      490                    114,770
Total                                                                                                           223,429

Building materials & construction (0.1%)
Holderbank Financiere Glarus Cl B                                                         18                     22,865
Sika Finanz                                                                               10                      3,407
Total                                                                                                            26,272

Chemicals (--%)
Lonza                                                                                     10(b)                   5,871

Communications equipment & services (0.3%)
Swisscom                                                                                 170                     60,606

Food (0.7%)
Nestle                                                                                    90                    148,164

Health care services (2.0%)
Novartis                                                                                 170                    209,847
Roche Holding                                                                             21                    231,852
Total                                                                                                           441,699

Industrial equipment & services (0.4%)
ABB                                                                                      710                     78,830

Insurance (0.5%)
Swiss Re                                                                                  34                     58,538
Zurich Allied                                                                            110                     51,329
Total                                                                                                           109,867

Miscellaneous (0.1%)
Adecco                                                                                    40                     30,200

Multi-industry conglomerates (--%)
Sulzer                                                                                    10(b)                   6,790

Paper & packaging (--%)
Alusuisse Lonza Group                                                                     10                      7,161

Restaurants & lodging (--%)
Valora Holding                                                                            10                      2,932

Retail (0.1%)
Swatch Group                                                                              40                      8,274
Swatch Group Cl B                                                                         10                     10,221
Total                                                                                                            18,495

Transportation (--%)
Kuoni Reisen                                                                               1                      4,502

United Kingdom (17.3%)

Aerospace & defense (0.2%)
British Aerospace                                                                      6,369                     34,274

Airlines (0.1%)
British Airways                                                                        2,342                     12,451

Automotive & related (0.1%)
GKN                                                                                    1,554                     19,597

Banks and savings & loans (2.4%)
Abbey Natl                                                                             3,093                     37,450
Barclays                                                                               3,248                     78,707
Halifax Group                                                                          4,902                     42,271
HSBC Holdings                                                                         18,320                    214,844
Lloyds TSB Group                                                                      11,657                    117,620
Royal Bank of Scotland Group                                                           1,931                     31,362
Schroders                                                                                643                     14,539
Total                                                                                                           536,793

Beverages & tobacco (0.4%)
Bass                                                                                   1,737                     16,626
British American Tobacco                                                               4,747                     20,987
Diageo                                                                                 7,481                     55,475
Total                                                                                                            93,088

Building materials & construction (0.2%)
Barratt Developments                                                                     509                      1,753
Berkeley Group (The)                                                                     276                      2,707
Blue Circle Inds                                                                       1,737                     11,655
Caradon                                                                                1,018                      2,541
Hanson                                                                                 1,422                     10,338
Pilkington                                                                             2,394                      3,279
RMC Group                                                                                569                      7,535
Tarmac                                                                                   878                      8,041
Taylor Woodrow                                                                           879                      1,667
Total                                                                                                            49,516

Chemicals (0.2%)
BOC Group                                                                              1,067                     22,967
Burmah Castrol                                                                           386                      6,038
Imperial Chemical Inds                                                                 1,588                     12,613
Total                                                                                                            41,618

Communications equipment & services (3.2%)
British Telecommunications                                                            14,066                    269,491
Marconi                                                                                5,843                     85,854
Vodafone AirTouch                                                                     65,917                    361,669
Total                                                                                                           717,014

Computers & office equipment (0.5%)
Logica                                                                                   900                     23,808
London Bridge Software Holdings                                                           68                      6,283
Misys                                                                                  1,233                     17,228
Psion                                                                                    200                     10,027
Sage Group (The)                                                                       3,234                     38,974
SEMA Group                                                                             1,000                     19,499
Total                                                                                                           115,819

Electronics (0.3%)
ARM Holdings                                                                             400(b)                  23,898
Electrocomponents                                                                        941                     11,165
Johnson Matthey                                                                          476                      5,937
Natl Grid Group                                                                        3,226                     22,223
Racal Electronic                                                                         634                      4,296
Williams                                                                               1,592                      6,400
Total                                                                                                            73,919

Financial services (0.3%)
Amvescap                                                                               1,500                     16,448
Provident Financial                                                                      573                      5,531
Reuters Group                                                                          3,103                     46,524
Total                                                                                                            68,503

Food (0.7%)
Cadbury Schweppes                                                                      4,470                     25,033
Compass Group                                                                          1,478                     18,315
Sainsbury (J)                                                                          4,189                     23,086
Tate & Lyle                                                                              996                      4,315
Tesco                                                                                 14,798                     39,158
Unigate                                                                                  526                      2,532
Unilever                                                                               6,354                     38,982
United Biscuits                                                                        1,034                      4,462
Total                                                                                                           155,883

Health care services (2.3%)
AstraZeneca Group                                                                      3,818                    140,605
Glaxo Wellcome                                                                         7,746                    199,131
Nycomed Amersham                                                                       1,400                      8,816
Smith & Nephew                                                                         2,400                      7,109
SmithKline Beecham                                                                    11,973                    143,418
SSL Intl                                                                                 402                      4,099
Total                                                                                                           503,178

Industrial equipment & services (0.1%)
De La Rue                                                                                492                      2,297
Meyer Intl                                                                               440                      3,049
Smiths Inds                                                                              682                      7,931
TI Group                                                                               1,050                      6,178
Total                                                                                                            19,455

Insurance (0.8%)
Allied Zurich                                                                          3,436                     33,054
CGU                                                                                    2,857                     37,904
Legal & General Group                                                                 11,170                     26,569
Prudential                                                                             4,255                     78,763
Total                                                                                                           176,290

Leisure time & entertainment (0.1%)
Eidos                                                                                    215(b)                   1,770
EMI Group                                                                              1,718                     21,178
Hilton Group                                                                           3,247                      8,934
Total                                                                                                            31,882

Media (0.9%)
British Sky Broadcasting Group                                                         3,754                     87,591
Carlton Communications                                                                 1,332                     12,728
Pearson                                                                                1,331                     45,132
Reed Intl                                                                              2,489                     20,112
WPP Group                                                                              1,700                     27,101
Total                                                                                                           192,664

Metals (0.2%)
Corus Group                                                                            6,730                     13,445
Rio Tinto                                                                              2,311                     43,303
Total                                                                                                            56,748

Miscellaneous (0.5%)
3i Group                                                                               1,300                     21,471
Anglian Water                                                                            594                      4,410
British Land                                                                           1,130                      6,823
Canary Wharf Finance                                                                   1,500(b)                   8,972
Capita Group                                                                             500                      7,942
FKI                                                                                    1,243                      5,531
Great Portland Estates                                                                   824                      2,498
Hammerson                                                                                629                      3,783
Land Securities                                                                        1,218                     13,385
MEPC                                                                                     757                      4,917
Slough Estates                                                                           897                      4,674
Thames Water                                                                             764                      9,300
United Utilities                                                                       1,200                     11,593
Total                                                                                                           105,299

Multi-industry conglomerates (2.4%)
BBA Group                                                                                934                      6,358
BP Amoco                                                                              43,482                    383,412
Granada Group                                                                          3,996                     39,737
Hays                                                                                   3,800                     26,301
IMI                                                                                      764                      2,916
Invensys                                                                               8,143                     40,390
Rank Group                                                                             1,688                      4,350
Rentokil Initial                                                                       6,253                     24,173
Total                                                                                                           527,637

Paper & packaging (0.1%)
Arjo Wiggins Appleton                                                                  1,833                      5,422
Bunzl                                                                                    992                      4,969
Rexam                                                                                    862                      3,049
Total                                                                                                            13,440

Retail (0.5%)
Boots                                                                                  1,997                     16,152
Dixons Group                                                                           1,000                     19,791
Great Universal Stores                                                                 2,195                     14,089
Kingfisher                                                                             2,968                     22,779
Marks & Spencer                                                                        6,265                     27,698
Wolseley                                                                               1,250                      6,995
Total                                                                                                           107,504

Transportation (0.3%)
Airtours                                                                               1,000                      5,280
BAA                                                                                    2,324                     14,550
Ocean Group                                                                              312                      5,629
Peninsular & Oriental Steam Navigation                                                 1,403                     19,945
Railtrack Group                                                                        1,120                     13,924
Stagecoach Holdings                                                                    3,017                      6,846
Total                                                                                                            66,174

Utilities -- electric (0.2%)
Natl Power                                                                             2,704                     15,789
ScottishPower                                                                          4,069                     28,361
Total                                                                                                            44,150

Utilities -- gas (0.3%)
BG Group                                                                               7,665                     39,167
Centrica                                                                               8,718                     26,672
LASMO                                                                                  2,929                      5,056
Total                                                                                                            70,895

Total common stocks
(Cost: $18,842,796)                                                                                         $20,351,911

Preferred stocks & other (0.3%)
Issuer                                                                                Shares                    Value(a)

Australia
AMP
  Rights                                                                               1,344(d)                     $--
News Corp                                                                              4,537                     46,772

France
Casino Guichard-Perrachon                                                                 38                      2,472

Germany
Dyckerhoff                                                                               100                      3,033
RWE                                                                                      200                      5,459
Volkswagen                                                                               200                      5,577

Total preferred stocks &other
Cost:$48,626)                                                                                                   $63,313


Bonds (--%)
Issuer                                                          Coupon                Principal                  Value(a)
                                                                 rate                  amount

Aerospace & defense (--%)
British Aerospace
    (British Pound)
        11-30-03                                                 7.45%                  $791                     $1,282

Insurance (--%)
AMP
    (Australian Dollar)
        12-20-49                                                 7.00                  3,600                      2,009

Utilities -- gas (--%)
BG Transco Holdings
    (Australian Dollar)
        12-14-00                                                 4.19                  1,000(e)                   1,640
        12-14-00                                                 7.06                  1,000(e)                   1,584
        12-16-24                                                 7.00                  1,000                      1,591
Total                                                                                                             4,815

Total bonds
(Cost: $8,633)                                                                                                   $8,106

Short-term securities (6.1%)
Issuer                                                        Annualized             Amount                    Value(a)
                                                            yield on date           payable at
                                                              of puchase             maturity

U.S. government agency (2.3%)
U.S. Treasury
        03-16-00                                                 4.98%              $508,000                   $504,937

Investment company (3.8%)
Issuer                                                           Rate                Shares                    Value(a)

Bank of New York Cash Reserve Fund                               4.20%               842,725                   $842,725

Total short-term securites
(Cost $1,347,633)                                                                                            $1,347,662

Total investments in securities
(Cost: $20,247,688)(f)                                                                                      $21,770,992

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements. Foreign security values are stated in U.S. dollars.

(b) Non-income producing.

(c) Partially pledged as initial margin deposit on the following open stock index futures purchase/sales contracts (see Note 5 to the financial statements):

Type of security                                   Contracts
All Ords Index                                             1
CAC 40                                                     4
Eurx DAX                                                   2
FTSE 100                                                   2
Nikkei 300                                                15
OMX Stock                                                  9

(d) Negligible market value.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Jan. 31, 2000.

(f) At Jan. 31, 2000, the cost of securities for federal income tax purposes was $20,265,251 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                        $2,934,372
Unrealized depreciation                                        (1,428,631)
                                                               ----------
Net unrealized appreciation                                    $1,505,741


AXP Nasdaq 100 Index Fund
Jan. 31, 2000

(Percentages represent value of investments compared to net assets)

Common stocks (99.1%)
Issuer                                                                                Shares                    Value(a)

Airlines (0.1%)
Northwest Airlines Cl A                                                                  871(b)                 $17,583

Automotive & related (0.2%)
PACCAR                                                                                 1,098                     45,498

Chemicals (0.2%)
Sigma-Aldrich                                                                          1,328                     44,488

Communications equipment & services (10.3%)
ADC Telecommunications                                                                 2,343(b)                 154,492
CIENA                                                                                  2,040(b)                 133,875
EchoStar Communications Cl A                                                           1,403(b)                 114,257
Ericsson (LM) ADR Cl B                                                                 3,080(c)                 229,653
NTL                                                                                    1,369(b)                 172,237
QUALCOMM                                                                              10,515(b)               1,335,404
Tellabs                                                                                2,869(b)                 154,926
VoiceStream Wireless                                                                   1,285(b)                 150,827
Total                                                                                                         2,445,671

Computer software & services (21.1%)
Adobe Systems                                                                          1,473                     81,107
At Home Series A                                                                       3,426(b)                 123,497
BMC Software                                                                           2,308(b)                  87,416
BroadVision                                                                            1,059(b)                 134,824
Citrix Systems                                                                         1,333(b)                 182,954
Compuware                                                                              2,761(b)                  58,499
Electronic Arts                                                                          797(b)                  65,155
i2 Technologies                                                                        1,036(b)                 199,560
Intuit                                                                                 3,122(b)                 188,296
Legato Systems                                                                         1,158(b)                  29,167
Lycos                                                                                  1,584(b)                 116,325
Microsoft                                                                             22,222(b)               2,174,977
Network Associates                                                                     1,808(b)                  46,895
Novell                                                                                 4,996(b)                 166,742
Oracle                                                                                14,856(b)                 742,103
Parametric Technology                                                                  4,577(b)                  98,119
PeopleSoft                                                                             4,750(b)                 106,875
RealNetworks                                                                             876(b)                 137,696
Siebel Systems                                                                         2,774(b)                 254,341
Total                                                                                                         4,994,548

Computers & office equipment (23.0%)
3Com                                                                                   2,191(b)                 111,193
Adaptec                                                                                1,052(b)                  55,099
Apple Computer                                                                         2,808(b)                 291,330
Cisco Systems                                                                         14,746(b)               1,614,686
CMGI                                                                                   3,700(b)                 416,481
CNET                                                                                   1,046(b)                  51,254
Comverse Technology                                                                      991(b)                 142,085
Concord EFS                                                                            2,902(b)                  58,947
Dell Computer                                                                         11,748(b)                 453,032
Fiserv                                                                                 1,919(b)                  65,126
Gemstar Intl Group                                                                     2,632(b)                 174,699
Network Appliance                                                                      1,954(b)                 196,133
Network Solutions Cl A                                                                   455(b)                  98,678
Sanmina                                                                                  787(b)                  83,619
Sun Microsystems                                                                       7,681(b)                 603,438
Synopsys                                                                               1,027(b)                  47,435
Veritas Software                                                                       3,295(b)                 480,658
Yahoo!                                                                                 1,584(b)                 510,147
Total                                                                                                         5,454,040

Electronics (20.0%)
Altera                                                                                 3,511(b)                 230,848
American Power Conversion                                                              3,167(b)                  87,389
Applied Materials                                                                      2,449(b)                 336,125
Applied Micro Circuits                                                                   783(b)                 115,688
Atmel                                                                                  1,891(b)                  58,739
Conexant Systems                                                                       2,714(b)                 229,333
Intel                                                                                 14,639                  1,448,347
JDS Uniphase                                                                           3,509(b)                 715,617
KLA-Tencor                                                                             2,727(b)                 159,870
Linear Technology                                                                      2,581                    244,388
Maxim Integrated Products                                                              5,089(b)                 255,086
Microchip Technology                                                                     529(b)                  33,261
Molex                                                                                    965                     49,094
PMC-Sierra                                                                               940(b)                 169,670
QLogic                                                                                   466(b)                  71,269
RF Micro Devices                                                                       1,129(b)                  91,308
SDL                                                                                      458(b)                 118,708
Vitesse Semiconductor                                                                  2,083(b)                  90,611
Xilinx                                                                                 5,293(b)                 242,155
Total                                                                                                         4,747,506

Financial services (0.5%)
Paychex                                                                                2,927                    128,971

Furniture & appliances (0.1%)
Miller (Herman)                                                                          790                     17,232

Health care (5.8%)
Amgen                                                                                  5,958(b)                 379,449
Biogen                                                                                 2,310(b)                 199,238
Biomet                                                                                 1,900                     75,644
Chiron                                                                                 3,178(b)                 141,024
Genzyme (General Division)                                                             1,319(b)                  68,588
Immunex                                                                                2,820(b)                 368,715
MedImmune                                                                                847(b)                 123,662
VISX                                                                                     922(b)                  26,162
Total                                                                                                         1,382,482

Health care services (0.3%)
PacifiCare Health Systems                                                                535(b)                  22,637
Quintiles Transnational                                                                2,017(b)                  53,325
Total                                                                                                            75,962

Industrial equipment & services (0.3%)
Cintas                                                                                 1,667                     78,089

Media (1.7%)
Adelphia Communications Cl A                                                           1,520(b)                 100,605
Comcast Special Cl A                                                                   4,390                    201,940
USA Networks                                                                           1,950(b)                  96,769
Total                                                                                                           399,314

Miscellaneous (1.0%)
Nasdaq-100 Shares                                                                      1,303(b)                 233,400

Multi-industry conglomerates (0.1%)
Apollo Group Cl A                                                                        893(b)                  19,311

Paper & packaging (0.2%)
Smurfit-Stone Container                                                                2,670(b)                  52,899

Restaurants & lodging (0.4%)
Starbucks                                                                              3,169(b)                 101,408

Retail (2.9%)
Amazon.com                                                                             2,832(b)                 182,842
Bed Bath & Beyond                                                                      2,353(b)                  63,972
Costco Wholesale                                                                       2,924(b)                 143,093
Dollar Tree Stores                                                                       707(b)                  31,152
eBay                                                                                   1,207(b)                 181,125
Staples                                                                                3,861(b)                  91,940
Total                                                                                                           694,124

Utilities -- telephone (10.9%)
Global Crossing                                                                       10,467(b,c)               531,200
Level 3 Communications                                                                 2,965(b)                 349,685
MCI WorldCom                                                                          12,776(b)                 586,920
McLeodUSA Cl A                                                                         1,570(b)                 107,938
Metromedia Fiber Network Cl A                                                          2,723(b)                 184,313
Nextel Communications Cl A                                                             5,622(b)                 598,040
NEXTLINK Communications Cl A                                                           1,052(b)                  88,763
PanAmSat                                                                               2,517(b)                 132,300
Total                                                                                                         2,579,159

Total common stocks
(Cost: $18,345,006)                                                                                         $23,511,685



Short-term security (2.5%)
Issuer                                                     Annualized               Amount                    Value(a)
                                                          yield on date           payable at
                                                           of purchase             maturity

Commercial paper
Household Finance
    02-01-00                                                     5.79%              $600,000                   $599,904

Total short-term security
(Cost: $600,000)                                                                                               $599,904

Total investments in securities
(Cost: $18,945,006)(d)                                                                                      $24,111,589


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2000, the value of foreign securities represented 3.21% of net assets.

(d) At Jan. 31, 2000, the cost of securities for federal income tax purposes was $18,946,372 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $5,542,859
Unrealized depreciation                                             (377,642)
                                                                    --------
Net unrealized appreciation                                       $5,165,217

PART C. OTHER INFORMATION

Item 23. Exhibits

(a)       Articles  of  Incorporation  as amended  on Jan.  16,  1990,  filed as
          Exhibit 1 to Registration Statement No. 33-30770 are incorporated by reference.

(b) By-laws filed as Exhibit 2 to Pre-Effective Amendment No. 3 to Registration Statement No. 33-30770 are incorporated by reference.

(c)       Instruments Defining Rights of Security Holders: Not Applicable.

(d)(1) Investment Management Services Agreement between Registrant, on behalf of AXP Blue Chip Advantage Fund, and American Express Financial Corporation, dated July 1, 1999, is filed electronically herewith as Exhibit (d)(1).

(d)(2) Investment Management Services Agreement between Registrant, on behalf of AXP Small Company Index Fund, and American Express Financial Corporation, dated July 1, 1999, is filed electronically herewith as Exhibit (d)(2).

(d)(3) Investment Management Services Agreement between Registrant, on behalf of AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund and AXP Total Stock Market Index Fund, and American Express Financial Corporation, dated September 9, 1999, is incorporated by reference to Exhibit (d)(3) to Registrant's Post-Effective Amendment No. 23 filed on or about Oct. 14, 1999.

(d)(4) Investment Sub-advisory Agreement for AXP International Equity Index Fund, between American Express Financial Corporation and State Street Global Advisors, dated October 18, 1999, is incorporated by reference to Exhibit (d)(4) to Registrant's Post-Effective Amendment No. 23 filed on or about Oct. 14, 1999.

(e)(1) Distribution Agreement, dated July 8, 1999, between AXP Utilities Income Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (e) to AXP Utilities Income Fund, Inc., Post-Effective Amendment No. 22 to Registration Statement File No. 33-20872 filed on or about August 27, 1999. Registrant's Distribution Agreement for AXP Blue Chip Advantage Fund and AXP Small Company Index Fund differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(e)(2) Distribution Agreement between Registrant, on behalf of AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund and AXP Total Stock Market
          Index Fund, and American Express Financial Advisors Inc., dated September 9, 1999, is incorporated by reference to Exhibit (e)(2) to Registrant's Post-Effective Amendment No. 23 filed on or about Oct. 14, 1999.

(f) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

(g)(1)    Custodian  Agreement  between  Registrant,  on behalf of IDS Blue Chip
          Advantage Fund, and American Express Trust Company, dated March 20, 1995, filed electronically as Exhibit 8 to Post-Effective Amendment No. 13 to Registration Statement No. 33-30770 is incorporated by reference.

(g)(2) Custodian Agreement between Registrant, on behalf of IDS Small Company Index Fund, and American Express Trust Company, dated August 19, 1996, filed electronically as Exhibit 8(a) to Post-Effective Amendment No. 16 to Registration Statement No. 33-30770 is incorporated by reference.

(g)(3) Custodian Agreement between Registrant, on behalf of AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund and AXP Total Stock Market Index Fund, and American Express Trust Company, dated September 9, 1999, is incorporated by reference to Exhibit (g)(3) to Registrant's Post-Effective Amendment No. 23 filed on or about Oct. 14, 1999.

(g)(4) Custodian Agreement, dated May 13, 1999, between American Express Trust Company and The Bank of New York is incorporated by reference to Exhibit (g)(3) to IDS Precious Metals Fund, Inc., Post-Effective Amendment No. 33 to Registration Statement File No. 2-93745 filed on or about May 24, 1999.

(g)(5) Custodian Agreement Amendment between IDS International Fund, Inc. and American Express Trust Company, dated October 9, 1997, filed electronically on or about December 23, 1997 as Exhibit 8(c) to IDS International Fund, Inc.'s Post-Effective Amendment No. 26 to
          Registration Statement No. 2-92309, is incorporated herein by reference. Registrant's Custodian Agreement Amendment for AXP Blue Chip Advantage Fund and AXP Small Company Index Fund differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(h)(1) Administrative Services Agreement between Registrant, on behalf of IDS Blue Chip Advantage Fund, and American Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 9(c) to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 33-30770 is incorporated by reference.

(h)(2) Administrative Services Agreement between Registrant, on behalf of IDS Small Company Index Fund, and American Express Financial Corporation, dated August 19, 1996, filed electronically as Exhibit 9(d) to Registrant's Post-Effective Amendment No. 17 to Registration Statement No. 33-30770 is incorporated by reference.

(h)(3) Administrative Services Agreement between Registrant, on behalf of AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund and AXP Total Stock Market Index Fund, and American Express Financial Corporation, dated September 9, 1999, is incorporated by reference to Exhibit (h)(3) to Registrant's Post-Effective Amendment No. 23 filed on or about Oct. 14, 1999.

(h)(4) License Agreement between Registrant, on behalf of IDS Small Company Index Fund, and American Express Financial Corporation, dated August 19, 1996, filed electronically as Exhibit 9(c) to Post-Effective Amendment No. 16 to Registration Statement No. 33-30770, is incorporated by reference.

(h)(5) License Agreement, dated June 17, 1999, between the American Express Funds and American Express Company, filed electronically on or about September 23, 1999 as Exhibit (h)(4) to AXP Stock Fund, Inc.'s Post-Effective Amendment No. 98 to Registration Statement No. 2-11358, is incorporated by reference.

(h)(6) Class Y Shareholder Service Agreement between IDS Precious Metals Fund, Inc. and American Express Financial Advisors Inc., dated May 9, 1997, filed electronically on or about May 27, 1997 as Exhibit 9(e) to IDS Precious Metals Fund, Inc.'s Post-Effective Amendment No. 30 to Registration Statement No. 2-93745, is incorporated by reference. Registrant's Class Y Shareholder Service Agreement for AXP Blue Chip Advantage Fund and AXP Small Company Index Fund differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(h)(7) Transfer Agency Agreement, dated Feb. 1, 1999, between Registrant, on behalf of AXP Blue Chip Advantage Fund and AXP Small Company Index Fund, and American Express Client Service Corporation is incorporated by reference to Exhibit (h)(7) to Registrant's Post-Effective Amendment No. 21 filed on or about March 19, 1999.

(h)(8) Transfer Agency Agreement, between Registrant, on behalf of AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund and AXP Total Stock Market Index Fund, and American Express Client Service Corporation, dated September 9, 1999, is incorporated by reference to Exhibit (h)(8) to Registrant's Post-Effective Amendment No. 23 filed on or about Oct. 14, 1999.

(i) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith as Exhibit (i).

(j) Independent Auditor's Consent is filed electronically herewith as Exhibit (j).

(k)       Omitted Financial Statements: None.

(l) Agreement made in consideration for providing initial capital between Registrant and IDS Financial Corporation filed as Exhibit 13 on March 1, 1990 to Pre-Effective Amendment No. 4 to Registration Statement No. 33-30770 is incorporated by reference.

(m)(1) Plan and Agreement of Distribution, dated July 1, 1999, between AXP Discovery Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (m) to AXP Discovery Fund, Inc., Post-Effective Amendment No. 36 to Registration Statement File No.
          2-72174 filed on or about July 30, 1999. Registrant's Plan and Agreement of Distribution for AXP Blue Chip Advantage Fund and AXP Small Company Index Fund differs from the one incorporated by reference only by the fact that the Registrant is one executing party.

(m)(2) Plan and Agreement of Distribution between Registrant, on behalf of AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund and AXP Total Stock Market Index Fund, and American Express Financial Advisors Inc., dated September 9, 1999, is incorporated by reference to Exhibit (m)(2) to Registrant's Post-Effective Amendment No. 23 filed on or about Oct. 14, 1999.

(n)(1) Rule 18f-3 Plan for AXP Blue Chip Advantage Fund and AXP Small Company Index Fund, dated April 1999, is incorporated by reference to Exhibit
          (o) to IDS Precious Metals Fund, Inc., Post-Effective Amendment No. 33, File No. 2-93745 filed on or about May 24, 1999.

(n)(2) Rule 18f-3 Plan for AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund and AXP Total Stock Market Index Fund, dated September 1999, is incorporated by reference to Exhibit (o)(2) to Registrant's Post-Effective Amendment No. 23 filed on or about Oct. 14, 1999.

(o)       Reserved.

(p)(1) Code of Ethics adopted under Rule 17j-1 by Registrant is filed electronically herewith as Exhibit (p)(1).

(p)(2) Code of Ethics adopted under Rule 17j-1 by Registrant's investment advisor and principal underwriter is filed electronically herewith as Exhibit (p)(2).

(p)(3) Code of Ethics adopted under Rule 17j-1 by AXP International Equity Index Fund's subadvisor (State Street Global Advisors) is filed electronically herewith as Exhibit (p)(3).

(q)(1) Directors' Power of Attorney to sign amendments to this Registration Statement, dated Jan. 13, 2000, is filed electronically herewith as Exhibit (q)(1).

(q)(2) Officers' Power of Attorney to sign amendments to this Registration Statement, dated Jan. 13, 2000, is filed electronically herewith as Exhibit (q)(2).

Item 24.  Persons Controlled by or Under Common Control with Registrant

                  None.

Item 25.  Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.


Item 26.          Business and Other Connections of Investment Adviser (American Express Financial Corporation)

Directors and officers of American Express Financial Corporation who are directors and/or officers of one or more other companies:

Name and Title                  Other company(s)             Address                      Title within other
                                                                                          company(s)

Ronald G. Abrahamson,           American Express Client      IDS Tower 10                 Director and Vice President
Vice President                  Service Corporation          Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                Public Employee Payment                                   Director and Vice President
                                Company

Douglas A. Alger,               American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

Peter J. Anderson,              Advisory Capital             IDS Tower 10                 Director
Director and Senior Vice        Strategies Group Inc.        Minneapolis, MN 55440
President

                                American Express Asset                                    Director and Chairman of
                                Management Group Inc.                                     the Board

                                American Express Asset                                    Director, Chairman of the
                                Management International,                                 Board and Executive Vice
                                Inc.                                                      President

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                IDS Capital Holdings Inc.                                 Director and President

                                IDS Futures Corporation                                   Director

                                NCM Capital Management       2 Mutual Plaza               Director
                                Group, Inc.                  501 Willard Street
                                                             Durham, NC  27701

Ward D. Armstrong,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Service                                  Vice President
                                Corporation

                                American Express Trust                                    Director and Chairman of
                                Company                                                   the Board

John M. Baker,                  American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Trust                                    Senior Vice President
                                Company

Joseph M. Barsky III,           American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Timothy V. Bechtold,            American Centurion Life      IDS Tower 10                 Director and President
Vice President                  Assurance Company            Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                IDS Life Insurance Company                                Executive Vice President

                                IDS Life Insurance Company   P.O. Box 5144                Director and President
                                of New York                  Albany, NY 12205

                                IDS Life Series Fund, Inc.                                Director

John C. Boeder,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Futures Corporation                                   Director and President

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY 12205

Douglas W. Brewers,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Karl J. Breyer,                 American Express Financial   IDS Tower 10                 Senior Vice President
Director, Corporate Senior      Advisors Inc.                Minneapolis, MN 55440
Vice President

                                American Express Financial                                Director
                                Advisors Japan Inc.

                                American Express Minnesota                                Director
                                Foundation

Cynthia M. Carlson,             American Enterprise          IDS Tower 10                 Director, President and
Vice President                  Investment Services Inc.     Minneapolis, MN 55440        Chief Executive Officer

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Express Service                                  Vice President
                                Corporation

Mark W. Carter,                 American Express Financial   IDS Tower 10                 Senior Vice President and
Director, Senior Vice           Advisors Inc.                Minneapolis, MN 55440        Chief Marketing Officer
President and Chief Marketing
Officer

                                IDS Life Insurance Company                                Executive Vice President

Kenneth I. Chenaut              American Express Company     American Express Tower       President and Chief
Director                                                     World Financial Center       Operating Officer
                                                             New York, NY  10285

James E. Choat,                 American Centurion Life      IDS Tower 10                 Executive Vice President
Director and Senior Vice        Assurance Company            Minneapolis, MN 55440
President

                                American Enterprise Life                                  Director, President and
                                Insurance Company                                         Chief Executive Officer

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.

                                IDS Life Insurance Company   P.O. Box 5144                Executive Vice President
                                of New York                  Albany, NY 12205

Kenneth J. Ciak,                AMEX Assurance Company       IDS Tower 10                 Director and President
Vice President and General                                   Minneapolis, MN 55440
Manager

                                American Express Financial                                Vice President and General
                                Advisors Inc.                                             Manager

                                IDS Property Casualty        1 WEG Blvd.                  Director and President
                                Insurance Company            DePere, WI 54115

Paul A. Connolly,               American Express Financial   IDS Tower 10                 Vice President - Retail
Vice President - Retail         Advisors Inc.                Minneapolis, MN 55440        Distribution Services
Distribution Services

Colleen Curran,                 American Express Financial   IDS Tower 10                 Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN 55440        Assistant General Counsel
General Counsel

                                American Express Service                                  Vice President and Chief
                                Corporation                                               Legal Counsel

Luz Maria Davis                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Douglas K. Dunning,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Gordon L. Eid,                  American Express Financial   IDS Tower 10                 Senior Vice President,
Director, Senior Vice           Advisors Inc.                Minneapolis, MN 55440        General Counsel and Chief
President, General Counsel                                                                Compliance Officer
and Chief Compliance Officer

                                American Express Financial                                Vice President and Chief
                                Advisors Japan Inc.                                       Compliance Officer

                                American Express Insurance                                Director and Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Wyoming Inc.

                                IDS Real Estate Services,                                 Vice President
                                Inc.

                                Investors Syndicate                                       Director
                                Development Corp.

Robert M. Elconin,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Life Insurance Company                                Vice President

Gordon M. Fines,                American Express Asset       IDS Tower 10                 Senior Vice President and
Vice President                  Management Group Inc.        Minneapolis, MN 55440        Chief Investment Officer

                                American Express Financial                                Vice President
                                Advisors Inc.

Douglas L. Forsberg,            American Centurion Life      IDS Tower 10                 Director
Vice President                  Assurance Company            Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Express Financial                                Director, President and
                                Advisors Japan Inc.                                       Chief Executive Officer

Jeffrey P. Fox,                 American Enterprise Life     IDS Tower 10                 Vice President and
Vice President and Corporate    Insurance Company            Minneapolis, MN 55440        Controller
Controller

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Corporate Controller

Peter A. Gallus                 American Express Financial   IDS Tower 10                 Vice President-Investment
Vice President-Investment       Advisors Inc.                Minneapolis, MN 55440        Administration
Administration

Harvey Golub,                   American Express Company     American Express Tower       Chairman and Chief
Director                                                     World Financial Center       Executive Officer
                                                             New York, NY  10285

                                American Express Travel                                   Chairman and Chief
                                Related Services Company,                                 Executive Officer
                                Inc.

David A. Hammer,                American Express Financial   IDS Tower 10                 Vice President and
Vice President and Marketing    Advisors Inc.                Minneapolis, MN 55440        Marketing Controller
Controller

                                IDS Plan Services of                                      Director and Vice President
                                California, Inc.

Teresa A. Hanratty              American Express Financial   IDS Tower 10                 Senior Vice
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440        President-Field Management
President-Field Management

Lorraine R. Hart,               AMEX Assurance Company       IDS Tower 10                 Vice President
Vice President                                               Minneapolis, MN 55440

                                American Centurion Life                                   Vice President
                                Assurance Company

                                American Enterprise Life                                  Vice President
                                Insurance Company

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Partners Life                                    Director and Vice
                                Insurance Company                                         President

                                IDS Certificate Company                                   Vice President

                                IDS Life Insurance Company                                Vice President

                                IDS Life Series Fund, Inc.                                Vice President

                                IDS Life Variable Annuity                                 Vice President
                                Funds A and B

                                Investors Syndicate                                       Director and Vice
                                Development Corp.                                         President

                                IDS Life Insurance Company   P.O. Box 5144                Vice President
                                of New York                  Albany, NY 12205

                                IDS Property Casualty        1 WEG Blvd.                  Vice President
                                Insurance Company            DePere, WI 54115

Scott A. Hawkinson,             American Express Financial   IDS Tower 10                 Vice President and
Vice President and Controller   Advisors Inc.                Minneapolis, MN 55440        Controller

Janis K. Heaney,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Brian M. Heath                  American Express Financial   IDS Tower 10                 Senior Vice President and
Director, Senior Vice           Advisors Inc.                Minneapolis, MN 55440        General Sales Manager
President and General Sales
Manager

Darryl G. Horsman,              American Express Trust       IDS Tower 10                 Director and President
Vice President                  Company                      Minneapolis, MN 55440

                                American Express Asset                                    Vice President
                                Management International
                                Inc.

Jeffrey S. Horton,              AMEX Assurance Company       IDS Tower 10                 Vice President, Treasurer
Vice President and Corporate                                 Minneapolis, MN 55440        and Assistant Secretary
Treasurer

                                American Centurion Life                                   Vice President and
                                Assurance Company                                         Treasurer

                                American Enterprise                                       Vice President and
                                Investment Services Inc.                                  Treasurer

                                American Enterprise Life                                  Vice President and
                                Insurance Company                                         Treasurer

                                American Express Asset                                    Vice President and
                                Management Group Inc.                                     Treasurer

                                American Express Asset                                    Vice President and
                                Management International                                  Treasurer
                                Inc.

                                American Express Client                                   Vice President and
                                Service Corporation                                       Treasurer

                                American Express                                          Vice President and
                                Corporation                                               Treasurer

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Treasurer

                                American Express Financial                                Vice President and
                                Advisors Japan Inc.                                       Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Arizona Inc.                                    Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Idaho Inc.                                      Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Nevada Inc.                                     Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Oregon Inc.                                     Treasurer

                                American Express Minnesota                                Vice President and
                                Foundation                                                Treasurer

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Kentucky Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Maryland Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Pennsylvania Inc.

                                American Partners Life                                    Vice President and
                                Insurance Company                                         Treasurer

                                IDS Cable Corporation                                     Director, Vice President
                                                                                          and Treasurer

                                IDS Cable II Corporation                                  Director, Vice President
                                                                                          and Treasurer

                                IDS Capital Holdings Inc.                                 Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Certificate Company                                   Vice President and
                                                                                          Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Alabama Inc.                                              Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Arkansas Inc.                                             Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Massachusetts Inc.                                        Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                New Mexico Inc.                                           Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                North Carolina Inc.                                       Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Ohio Inc.                                                 Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Wyoming Inc.                                              Treasurer

                                IDS Life Insurance Company                                Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Life Insurance Company   P.O. Box 5144                Vice President and
                                of New York                  Albany, NY 12205             Treasurer

                                IDS Life Series Fund Inc.                                 Vice President and
                                                                                          Treasurer

                                IDS Life Variable Annuity                                 Vice President and
                                Funds A & B                                               Treasurer

                                IDS Management Corporation                                Director, Vice President
                                                                                          and Treasurer

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Treasurer

                                IDS Plan Services of                                      Vice President and
                                California, Inc.                                          Treasurer

                                IDS Real Estate Services,                                 Vice President and
                                Inc.                                                      Treasurer

                                IDS Realty Corporation                                    Vice President and
                                                                                          Treasurer

                                IDS Sales Support Inc.                                    Vice President and
                                                                                          Treasurer

                                Investors Syndicate                                       Vice President and
                                Development Corp.                                         Treasurer

                                IDS Property Casualty        1 WEG Blvd.                  Vice President, Treasurer
                                Insurance Company            DePere, WI 54115             and Assistant Secretary

                                Public Employee Payment                                   Vice President and
                                Company                                                   Treasurer

David R. Hubers,                AMEX Assurance Company       IDS Tower 10                 Director
Director, President and Chief                                Minneapolis, MN 55440
Executive Officer

                                American Express Financial                                Chairman, President and
                                Advisors Inc.                                             Chief Executive Officer

                                American Express Service                                  Director and President
                                Corporation

                                IDS Certificate Company                                   Director

                                IDS Life Insurance Company                                Director

                                IDS Plan Services of                                      Director and President
                                California, Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

Debra A. Hutchinson             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN  55440

James M. Jensen,                American Express Financial   IDS Tower 10                 Vice President and
Vice President and              Advisors Inc.                Minneapolis, MN 55440        Controller-Advice and
Controller-Advice and Retail                                                              Retail Distribution Group
Distribution Group

                                IDS Life Insurance Company                                Vice President

Marietta L. Johns,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

Nancy E. Jones,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Service                                  Vice President
                                Corporation

Ora J. Kaine,                   American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Linda B. Keene,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Richard W. Kling,               AMEX Assurance Company       IDS Tower 10                 Director
Director and Senior Vice                                     Minneapolis, MN 55440
President - Insurance Products

                                American Centurion Life                                   Director and Chairman of
                                Assurance Company                                         the Board

                                American Enterprise Life                                  Director and Chairman of
                                Insurance Company                                         the Board

                                American Express                                          Director and President
                                Corporation

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Insurance Products

                                American Express Insurance                                Director and President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and President
                                Agency of Oregon Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                American Express Service                                  Vice President
                                Corporation

                                American Partners Life                                    Director and Chairman of
                                Insurance Company                                         the Board

                                IDS Certificate Company                                   Director and Chairman of
                                                                                          the Board

                                IDS Insurance Agency of                                   Director and President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Director and President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Director and President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Director and President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Director and President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Director and President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Director and President
                                Wyoming Inc.

                                IDS Life Insurance Company                                Director, Chief Executive
                                                                                          Officer and President

                                IDS Life Series Fund, Inc.                                Director and President

                                IDS Life Variable Annuity                                 Manager, Chairman of the
                                Funds A and B                                             Board and President

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

                                IDS Life Insurance Company   P.O. Box 5144                Director and Chairman of
                                of New York                  Albany, NY 12205             the Board

John M. Knight                  American Express Financial   IDS Tower 10                 Vice President
                                Advisors                     Minneapolis, MN  55440

Paul F. Kolkman,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Life Insurance Company                                Director and Executive
                                                                                          Vice President

                                IDS Life Series Fund, Inc.                                Vice President and Chief
                                                                                          Actuary

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

Claire Kolmodin,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Steve C. Kumagai,               American Express Financial   IDS Tower 10                 Director and Senior Vice
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440        President-Direct and
President-Direct and                                                                      Interactive Group
Interactive Group

Kurt A Larson,                  American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Lori J. Larson,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Daniel E. Laufenberg,           American Express Financial   IDS Tower 10                 Vice President and Chief
Vice President and Chief U.S.   Advisors Inc.                Minneapolis, MN 55440        U.S. Economist
Economist

Peter A. Lefferts,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Trust                                    Director
                                Company

                                IDS Plan Services of                                      Director
                                California, Inc.

Douglas A. Lennick,             American Express Financial   IDS Tower 10                 Director and Executive
Director and Executive Vice     Advisors Inc.                Minneapolis, MN 55440        Vice President
President

Mary J. Malevich,               American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Fred A. Mandell,                American Express Financial   IDS Tower 10                 Vice President -
Vice President - Distribution   Advisors Inc.                Minneapolis, MN 55440        Distribution Channel
Channel Marketing                                                                         Marketing

Timothy J. Masek                American Express Financial   IDS Tower 10                 Vice President and
Vice President and Director     Advisors Inc.                Minneapolis, MN 55440        Director of Global Research
of Global Research

Sarah A. Mealey,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Paula R. Meyer,                 American Enterprise Life     IDS Tower 10                 Vice President
Vice President                  Insurance Company            Minneapolis, MN 55440

                                American Express                                          Director
                                Corporation

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Partners Life                                    Director and President
                                Insurance Company

                                IDS Certificate Company                                   Director and President

                                IDS Life Insurance Company                                Director and Executive
                                                                                          Vice President

                                Investors Syndicate                                       Director, Chairman of the
                                Development Corporation                                   Board and President

Shashank B. Modak               American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Pamela J. Moret,                American Express Financial   IDS Tower 10                 Senior Vice President -
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440        Investment Products
President - Investment
Products

                                American Express Trust                                    Vice President
                                Company

                                IDS Certificate Company                                   Director

                                IDS Life Insurance Company                                Executive Vice President

Barry J. Murphy,                American Express Client      IDS Tower 10                 Director and President
Director and Senior Vice        Service Corporation          Minneapolis, MN 55440
President

                                American Enterprise                                       Director
                                Investment Services, Inc.

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                IDS Life Insurance Company                                Director and Executive
                                                                                          Vice President

Mary Owens Neal,                American Express Financial   IDS Tower 10                 Vice President-Consumer
Vice President-Consumer         Advisors Inc.                Minneapolis, MN 55440        Marketing
Marketing

Michael J. O'Keefe,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

James R. Palmer,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Life Insurance Company                                Vice President

Carla P. Pavone,                American Express Financial   IDS Tower 10                 Vice
Vice President-Compensation     Advisors Inc.                Minneapolis, MN 55440        President-Compensation
Services and ARD Product                                                                  Services and ARD Product
Distribution                                                                              Distribution

                                Public Employee Payment                                   Director and President
                                Company

Thomas P. Perrine,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

Susan B. Plimpton,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Ronald W. Powell,               American Express Financial   IDS Tower 10                 Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN 55440        Assistant General Counsel
General Counsel

                                IDS Cable Corporation                                     Vice President and
                                                                                          Assistant Secretary

                                IDS Cable II Corporation                                  Vice President and
                                                                                          Assistant Secretary

                                IDS Management Corporation                                Vice President and
                                                                                          Assistant Secretary

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Assistant Secretary

                                IDS Plan Services of                                      Vice President and
                                California, Inc.                                          Assistant Secretary

                                IDS Realty Corporation                                    Vice President and
                                                                                          Assistant Secretary

James M. Punch,                 American Express Financial   IDS Tower 10                 Vice President - Branded
Vice President - Branded        Advisors Inc.                Minneapolis, MN 55440        Platform Project
Platform Project

Frederick C. Quirsfeld,         American Express Asset       IDS Tower 10                 Senior Vice President and
Director and Senior Vice        Management Group Inc.        Minneapolis, MN 55440        Senior Portfolio Manager
President

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

Rollyn C. Renstrom,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Rebecca K. Roloff,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

Stephen W. Roszell,             Advisory Capital             IDS Tower 10                 Director
Director and Senior Vice        Strategies Group Inc.        Minneapolis, MN 55440
President

                                American Express Asset                                    Director, President and
                                Management Group Inc.                                     Chief Executive Officer

                                American Express Asset                                    Director
                                Management International,
                                Inc.

                                American Express Asset                                    Director
                                Management Ltd.

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                American Express Trust                                    Director
                                Company

Erven A. Samsel,                American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.

Theresa M. Sapp                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Stuart A. Sedlacek,             AMEX Assurance Company       IDS Tower 10                 Director
Director, Senior Vice                                        Minneapolis, MN 55440
President and Chief Financial
Officer

                                American Enterprise Life                                  Executive Vice President
                                Insurance Company

                                American Express Financial                                Senior Vice President and
                                Advisors Inc.                                             Chief Financial Officer

                                American Express Trust                                    Director
                                Company

                                American Partners Life                                    Director and Vice President
                                Insurance Agency

                                IDS Certificate Company                                   Director and President

                                IDS Life Insurance Company                                Executive Vice President
                                                                                          and Controller

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

Donald K. Shanks,               AMEX Assurance Company       IDS Tower 10                 Senior Vice President
Vice President                                               Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Senior Vice President
                                Insurance Company            DePere, WI 54115

Judy P. Skoglund,               American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Bridget Sperl,                  American Express Client      IDS Tower 10                 Vice President
Vice President                  Service Corporation          Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                Public Employee Payment                                   Director and President
                                Company

Lisa A. Steffes,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

William A. Stoltzmann,          American Enterprise Life     IDS Tower 10                 Director, Vice President,
Vice President and Assistant    Insurance Company            Minneapolis, MN 55440        General Counsel and
General Counsel                                                                           Secretary

                                American Express                                          Director, Vice President
                                Corporation                                               and Secretary

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Assistant General Counsel

                                American Partners Life                                    Director, Vice President,
                                Insurance Company                                         General Counsel and
                                                                                          Secretary

                                IDS Life Insurance Company                                Vice President, General
                                                                                          Counsel and Secretary

                                IDS Life Series Fund Inc.                                 General Counsel and
                                                                                          Assistant Secretary

                                IDS Life Variable Annuity                                 General Counsel and
                                Funds A & B                                               Assistant Secretary

James J. Strauss,               American Express Financial   IDS Tower 10                 Vice President
Vice President and General      Advisors Inc.                Minneapolis, MN 55440
Auditor

Jeffrey J. Stremcha,            American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Barbara Stroup Stewart,         American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Keith N. Tufte                  American Express Financial   IDS Tower 10                 Vice President and
Vice President and Director     Advisors Inc.                Minneapolis, MN 55440        Director of Equity Research
of Equity Research

Norman Weaver Jr.,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Insurance                                Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.

Michael L. Weiner,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Capital Holdings Inc.                                 Vice President

                                IDS Futures Brokerage Group                               Vice President

                                IDS Futures Corporation                                   Vice President, Treasurer
                                                                                          and Secretary

                                IDS Sales Support Inc.                                    Director, Vice President
                                                                                          and Assistant Treasurer

Jeffry F. Welter,               American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Edwin M. Wistrand,              American Express Financial   IDS Tower 10                 Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN 55440        Assistant General Counsel
General Counsel

                                American Express Financial                                Vice President and Chief
                                Advisors Japan Inc.                                       Legal Officer

Michael D. Wolf,                American Express Asset       IDS Tower 10                 Executive Vice President
Vice President                  Management Group Inc.        Minneapolis, MN 55440        and Senior Portfolio
                                                                                          Manager

                                American Express Financial                                Vice President
                                Advisors Inc.

Michael R. Woodward,            American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY 12205

Item 27. Principal Underwriters.

(a) American Express Financial Advisors acts as principal underwriter for the following investment companies:

         AXP Bond Fund, Inc.; AXP California Tax-Exempt Trust; AXP Discovery Fund, Inc.; AXP Equity Select Fund, Inc.; AXP Extra Income Fund, Inc.; AXP Federal Income Fund, Inc.; AXP Global Series, Inc.; AXP Growth Series, Inc.; AXP High Yield Tax-Exempt Fund, Inc.; AXP International Fund, Inc.; AXP Investment Series, Inc.; AXP Managed Series, Inc.; AXP Market Advantage Series, Inc.; AXP Money Market Series, Inc.; AXP New Dimensions Fund, Inc.; AXP Precious Metals Fund, Inc.; AXP Progressive Fund, Inc.; AXP Selective Fund, Inc.; AXP Special Tax-Exempt Series Trust; AXP Stock Fund, Inc.; AXP Strategy Series, Inc.; AXP Tax-Exempt Series, Inc.; AXP Tax-Free Money Fund, Inc.; AXP Utilities Income Fund, Inc., Growth Trust; Growth and Income Trust; Income Trust; Tax-Free Income Trust; World Trust; IDS Certificate Company; Strategist Income Fund, Inc.; Strategist Growth Fund, Inc.; Strategist Growth and Income Fund, Inc.; Strategist World Fund, Inc. and Strategist Tax-Free Income Fund, Inc.

(b) As to each director, officer or partner of the principal underwriter:

Name and Principal Business Address    Position and Offices with           Offices with Registrant
                                       Underwriter

Ronald G. Abrahamson                   Vice President-Service Quality      None
IDS Tower 10                           and Reengineering
Minneapolis, MN  55440

Douglas A. Alger                       Senior Vice President-Human         None
IDS Tower 10                           Resources
Minneapolis, MN  55440

Peter J. Anderson                      Senior Vice President-Investment    Vice President-Investments
IDS Tower 10                           Operations
Minneapolis, MN  55440

Ward D. Armstrong                      Vice President-American Express     None
IDS Tower 10                           Retirement Services
Minneapolis, MN  55440

John M. Baker                          Vice President-Plan Sponsor         None
IDS Tower 10                           Services
Minneapolis, MN  55440

Joseph M. Barsky III                   Vice President - Mutual Fund        None
IDS Tower 10                           Equities
Minneapolis, MN  55440

Timothy V. Bechtold                    Vice President-Risk Management      None
IDS Tower 10                           Products
Minneapolis, MN  55440

John D. Begley                         Group Vice President-Ohio/Indiana   None
Suite 100
7760 Olentangy River Rd.
Columbus, OH  43235

Brent L. Bisson                        Group Vice President-Los Angeles    None
Suite 900, E. Westside Twr             Metro
11835 West Olympic Blvd.
Los Angeles, CA  90064

John C. Boeder                         Vice President-Nonproprietary       None
IDS Tower 10                           Products
Minneapolis, MN  55440

Walter K. Booker                       Group Vice President-New Jersey     None
Suite 200, 3500 Market Street
Camp Hill, NJ  17011

Bruce J. Bordelon                      Group Vice President - San          None
1333 N. California Blvd., Suite 200    Francisco Area
Walnut Creek, CA  94596

Charles R. Branch                      Group Vice President-Northwest      None
Suite 200
West 111 North River Dr.
Spokane, WA  99201

Douglas W. Brewers                     Vice President-Sales Support        None
IDS Tower 10
Minneapolis, MN  55440

Karl J. Breyer                         Corporate Senior Vice President     None
IDS Tower 10
Minneapolis, MN  55440

Cynthia M. Carlson                     Vice President-American Express     None
IDS Tower 10                           Securities Services
Minneapolis, MN  55440

Mark W. Carter                         Senior Vice President and Chief     None
IDS Tower 10                           Marketing Officer
Minneapolis, MN  55440

James E. Choat                         Senior Vice President - Third       None
IDS Tower 10                           Party Distribution
Minneapolis, MN  55440

Kenneth J. Ciak                        Vice President and General          None
IDS Property Casualty                  Manager-IDS Property Casualty
1400 Lombardi Avenue
Green Bay, WI  54304

Paul A. Connolly                       Vice President-Retail - Retail      None
IDS Tower 10                           Distribution Services
Minneapolis, MN 55440

Henry J. Cormier                       Group Vice President-Connecticut    None
Commerce Center One
333 East River Drive
East Hartford, CT  06108

John M. Crawford                       Group Vice President-Arkansas/      None
Suite 200                              Springfield/Memphis
10800 Financial Ctr Pkwy
Little Rock, AR  72211

Kevin F. Crowe                         Group Vice                          None
Suite 312                              President-Carolinas/Eastern
7300 Carmel Executive Pk               Georgia
Charlotte, NC  28226

Colleen Curran                         Vice President and Assistant        None
IDS Tower 10                           General Counsel
Minneapolis, MN  55440

Luz Maria Davis                        Vice President-Communications       None
IDS Tower 10
Minneapolis, MN  55440

Arthur E. Delorenzo                    Group Vice President - Upstate      None
4 Atrium Drive, #100                   New York
Albany, NY  12205

Scott M. DiGiammarino                  Group Vice                          None
Suite 500, 8045 Leesburg Pike          President-Washington/Baltimore
Vienna, VA  22182

Bradford L. Drew                       Group Vice President-Eastern        None
Two Datran Center                      Florida
Penthouse One B
9130 S. Dadeland Blvd.
Miami, FL  33156

Douglas K. Dunning                     Vice President-Assured Assets       None
IDS Tower 10                           Product Development and Management
Minneapolis, MN  55440

James P. Egge                          Group Vice President-Western        None
4305 South Louise, Suite 202           Iowa, Nebraska, Dakotas
Sioux Falls, SD  57103

Gordon L. Eid                          Senior Vice President, General      None
IDS Tower 10                           Counsel and Chief Compliance
Minneapolis, MN  55440                 Officer

Robert M. Elconin                      Vice President-Government           None
IDS Tower 10                           Relations
Minneapolis, MN  55440

Phillip W. Evans                       Group Vice President-Rocky          None
Suite 600                              Mountain
6985 Union Park Center
Midvale, UT  84047-4177

Gordon M. Fines                        Vice President-Mutual Fund Equity   None
IDS Tower 10                           Investments
Minneapolis, MN  55440

Douglas L. Forsberg                    Vice President - International      None
IDS Tower 10
Minneapolis, MN  55440

Jeffrey P. Fox                         Vice President and Corporate        None
IDS Tower 10                           Controller
Minneapolis, MN  55440

William P. Fritz                       Group Vice President-Gateway        None
Suite 160
12855 Flushing Meadows Dr
St. Louis, MO  63131

Carl W. Gans                           Group Vice President-Twin City      None
8500 Tower Suite 1770                  Metro
8500 Normandale Lake Blvd.
Bloomington, MN  55437

Peter A. Gallus                        Vice President-Investment           None
IDS Tower 10                           Administration
Minneapolis, MN  55440

David A. Hammer                        Vice President and Marketing        None
IDS Tower 10                           Controller
Minneapolis, MN  55440

Teresa A. Hanratty                     Senior Vice President-Field         None
Suites 6&7                             Management
169 South River Road
Bedford, NH  03110

Robert L. Harden                       Group Vice President-Boston Metro   None
Two Constitution Plaza
Boston, MA  02129

Lorraine R. Hart                       Vice President-Insurance            None
IDS Tower 10                           Investments
Minneapolis, MN  55440

Scott A. Hawkinson                     Vice President and                  None
IDS Tower 10                           Controller-Private Client Group
Minneapolis, MN  55440

Brian M. Heath                         Senior Vice President and General   None
Suite 150                              Sales Manager
801 E. Campbell Road
Richardson, TX  75081

Janis K. Heaney                        Vice President-Incentive            None
IDS Tower 10                           Management
Minneapolis, MN  55440

Jon E. Hjelm                           Group Vice President-Rhode          None
319 Southbridge Street                 Island/Central-Western
Auburn, MA  01501                      Massachusetts

David J. Hockenberry                   Group Vice President-Tennessee      None
30 Burton Hills Blvd.                  Valley
Suite 175
Nashville, TN  37215

Jeffrey S. Horton                      Vice President and Treasurer        None
IDS Tower 10
Minneapolis, MN  55440

David R. Hubers                        Chairman, President and Chief       Board member
IDS Tower 10                           Executive Officer
Minneapolis, MN  55440

Debra A. Hutchinson                    Vice President - Relationship       None
IDS Tower 10                           Leader
Minneapolis, MN  55440

James M. Jensen                        Vice President and                  None
IDS Tower 10                           Controller-Advice and Retail
Minneapolis, MN  55440                 Distribution Group

Marietta L. Johns                      Senior Vice President-Field         None
IDS Tower 10                           Management
Minneapolis, MN  55440

Nancy E. Jones                         Vice President-Business             None
IDS Tower 10                           Development
Minneapolis, MN  55440

Ora J. Kaine                           Vice President-Financial Advisory   None
IDS Tower 10                           Services
Minneapolis, MN  55440

Linda B. Keene                         Vice President-Market Development   None
IDS Tower 10
Minneapolis, MN  55440

Raymond G. Kelly                       Group Vice President-North Texas    None
Suite 250
801 East Campbell Road
Richardson, TX  75081

Richard W. Kling                       Senior Vice President-Insurance     None
IDS Tower 10                           Products
Minneapolis, MN  55440

John M. Knight                         Vice President-Investment           Treasurer
IDS Tower 10                           Accounting
Minneapolis, MN  55440

Paul F. Kolkman                        Vice President-Actuarial Finance    None
IDS Tower 10
Minneapolis, MN  55440

Claire Kolmodin                        Vice President-Service Quality      None
IDS Tower 10
Minneapolis, MN  55440

David S. Kreager                       Group Vice President-Greater        None
Suite 108                              Michigan
Trestle Bridge V
5136 Lovers Lane
Kalamazoo, MI  49002

Steven C. Kumagai                      Director and Senior Vice            None
IDS Tower 10                           President-Direct and Interactive
Minneapolis, MN  55440                 Group

Mitre Kutanovski                       Group Vice President-Chicago Metro  None
Suite 680
8585 Broadway
Merrillville, IN  48410

Kurt A. Larson                         Vice President-Senior Portfolio     None
IDS Tower 10                           Manager
Minneapolis, MN  55440

Lori J. Larson                         Vice President-Brokerage and        None
IDS Tower 10                           Direct Services
Minneapolis, MN  55440

Daniel E. Laufenberg                   Vice President and Chief U.S.       None
IDS Tower 10                           Economist
Minneapolis, MN  55440

Peter A. Lefferts                      Senior Vice President-Corporate     None
IDS Tower 10                           Strategy and Development
Minneapolis, MN  55440

Douglas A. Lennick                     Director and Executive Vice         None
IDS Tower 10                           President-Private Client Group
Minneapolis, MN  55440

Mary J. Malevich                       Vice President-Senior Portfolio     None
IDS Tower 10                           Manager
Minneapolis, MN  55440






Fred A. Mandell                        Vice President-Distribution         None
IDS Tower 10                           Channel Marketing
Minneapolis, MN  55440

Daniel E. Martin                       Group Vice President-Pittsburgh     None
Suite 650                              Metro
5700 Corporate Drive
Pittsburgh, PA  15237

Timothy J. Masek                       Vice President and Director of      None
IDS Tower 10                           Global Research
Minnapolis, MN  55440

Sarah A. Mealey                        Vice President-Mutual Funds         None
IDS Tower 10
Minneapolis, MN  55440

Paula R. Meyer                         Vice President-Assured Assets       None
IDS Tower 10
Minneapolis, MN  55440

Shashank B. Modak                      Vice President - Technology Leader  None
IDS Tower 10
Minneapolis, MN  55440

Pamela J. Moret                        Senior Vice President-Investment    None
IDS Tower 10                           Products and Vice
Minneapolis, MN  55440                 President-Variable Assets

Barry J. Murphy                        Senior Vice President-Client        None
IDS Tower 10                           Service
Minneapolis, MN  55440

Mary Owens Neal                        Vice President-Consumer Marketing   None
IDS Tower 10
Minneapolis, MN  55440

Thomas V. Nicolosi                     Group Vice President-New York       None
Suite 220                              Metro Area
500 Mamaroneck Avenue
Harrison, NY  10528

Michael J. O'Keefe                     Vice President-Advisory Business    None
IDS Tower 10                           Systems
Minneapolis, MN 55440

James R. Palmer                        Vice President-Taxes                None
IDS Tower 10
Minneapolis, MN  55440

Marc A. Parker                         Group Vice                          None
10200 SW Greenburg Road                President-Portland/Eugene
Suite 110
Portland, OR 97223

Carla P. Pavone                        Vice President-Compensation         None
IDS Tower 10                           Services and ARD Product
Minneapolis, MN  55440                 Distribution

Thomas P. Perrine                      Senior Vice President-Group         None
IDS Tower 10                           Relationship Leader/American
Minneapolis, MN  55440                 Express Technologies Financial
                                       Services

Susan B. Plimpton                      Vice President-Marketing Services   None
IDS Tower 10
Minneapolis, MN  55440

Larry M. Post                          Group Vice President-Philadelphia   None
One Tower Bridge                       Metro
100 Front Street 8th Fl
West Conshohocken, PA  19428

Ronald W. Powell                       Vice President and Assistant        None
IDS Tower 10                           General Counsel
Minneapolis, MN  55440

Diana R. Prost                         Group Vice                          None
3030 N.W. Expressway                   President-Kansas/Oklahoma
Suite 900
Oklahoma City, OK  73112

James M. Punch                         Vice President Branded Platform     None
IDS Tower 10                           Project
Minneapolis, MN  55440

Frederick C. Quirsfeld                 Senior Vice President-Fixed Income  Vice President - Fixed Income
IDS Tower 10                                                               Investments
Minneapolis, MN  55440

Rollyn C. Renstrom                     Vice President-Corporate Planning   None
IDS Tower 10                           and Analysis
Minneapolis, MN  55440

R. Daniel Richardson III               Group Vice President-Southern       None
Suite 800                              Texas
Arboretum Plaza One
9442 Capital of Texas Hwy N.
Austin, TX  78759

ReBecca K. Roloff                      Senior Vice President-Field         None
IDS Tower 10                           Management and Financial Advisory
Minneapolis, MN  55440                 Service

Stephen W. Roszell                     Senior Vice                         None
IDS Tower 10                           President-Institutional
Minneapolis, MN  55440

Max G. Roth                            Group Vice                          None
Suite 201 S IDS Ctr                    President-Wisconsin/Upper Michigan
1400 Lombardi Avenue
Green Bay, WI  54304

Diane M. Ruebling                      Group Vice President-Central        None
Suite 200, Bldg. B                     California/Western Nevada
2200 Douglas Blvd.
Roseville, CA  95661

Erven A. Samsel                        Senior Vice President-Field         None
45 Braintree Hill Park                 Management
Suite 402
Braintree, MA  02184

Theresa M. Sapp                        Vice President - Relationship       None
IDS Tower 10                           Leader
Minneapolis, MN  55440

Russell L. Scalfano                    Group Vice                          None
Suite 201                              President-Illinois/Indiana/Kentucky
101 Plaza East Blvd.
Evansville, IN  47715

William G. Scholz                      Group Vice President-Arizona/Las    None
Suite 205                              Vegas
7333 E Doubletree Ranch Rd
Scottsdale, AZ  85258

Stuart A. Sedlacek                     Senior Vice President and Chief     None
IDS Tower 10                           Financial Officer
Minneapolis, MN  55440

Donald K. Shanks                       Vice President-Property Casualty    None
IDS Tower 10
Minneapolis, MN  55440

F. Dale Simmons                        Vice President-Senior Portfolio     None
IDS Tower 10                           Manager, Insurance Investments
Minneapolis, MN  55440

Judy P. Skoglund                       Vice President-Quality and          None
IDS Tower 10                           Service Support
Minneapolis, MN  55440

James B. Solberg                       Group Vice President-Eastern Iowa   None
466 Westdale Mall                      Area
Cedar RapIDS, IA  52404

Bridget Sperl                          Vice President-Geographic Service   None
IDS Tower 10                           Teams
Minneapolis, MN  55440

Paul J. Stanislaw                      Group Vice President-Southern       None
Suite 1100                             California
Two Park Plaza
Irvine, CA  92714

Lisa A. Steffes                        Vice President - Marketing Offer    None
IDS Tower 10                           Development
Minneapolis, MN  55440

Lois A. Stilwell                       Group Vice President-Outstate       None
Suite 433                              Minnesota Area/ North
9900 East Bren Road                    Dakota/Western Wisconsin
Minnetonka, MN  55343

William A. Stoltzmann                  Vice President and Assistant        None
IDS Tower 10                           General Counsel
Minneapolis, MN  55440

James J. Strauss                       Vice President and General Auditor  None
IDS Tower 10
Minneapolis, MN  55440

Jeffrey J. Stremcha                    Vice President-Information          None
IDS Tower 10                           Resource Management/ISD
Minneapolis, MN  55440

Barbara Stroup Stewart                 Vice President-Channel Development  None
IDS Tower 10
Minneapolis, MN  55440

Craig P. Taucher                       Group Vice                          None
Suite 150                              President-Orlando/Jacksonville
4190 Belfort Road
Jacksonville,  FL  32216

Neil G. Taylor                         Group Vice                          None
Suite 425                              President-Seattle/Tacoma/Hawaii
101 Elliott Avenue West
Seattle, WA  98119

John R. Thomas                         Senior Vice President               Board Member
IDS Tower 10
Minneapolis, MN  55440

Keith N. Tufte                         Vice President and Director of      None
IDS Tower 10                           Equity Research
Minneapolis, MN  55440

Peter S. Velardi                       Group Vice                          None
Suite 180                              President-Atlanta/Birmingham
1200 Ashwood Parkway
Atlanta, GA  30338

Charles F. Wachendorfer                Group Vice President-Detroit Metro  None
8115 East Jefferson Avenue
Detroit, MI  48214

Donald F. Weaver                       Group Vice President-Greater        None
3500 Market Street, Suite 200          Pennsylvania
Camp Hill, PA  17011

Norman Weaver Jr.                      Senior Vice President - Alliance    None
1010 Main St. Suite 2B                 Group
Huntington Beach, CA  92648

Michael L. Weiner                      Vice President-Tax Research and     None
IDS Tower 10                           Audit
Minneapolis, MN  55440

Jeffry M. Welter                       Vice President-Equity and Fixed     None
IDS Tower 10                           Income Trading
Minneapolis, MN  55440

Thomas L. White                        Group Vice President-Cleveland      None
Suite 200                              Metro
28601 Chagrin Blvd.
Woodmere, OH  44122

Eric S. Williams                       Group Vice President-Virginia       None
Suite 250
3951 Westerre Parkway
Richmond, VA  23233

William J. Williams                    Group Vice President-Western        None
Two North Tamiami Trail                Florida
Suite 702
Sarasota, FL  34236

Edwin M. Wistrand                      Vice President and Assistant        None
IDS Tower 10                           General Counsel
Minneapolis, MN  55440

Michael D. Wolf                        Vice President-Senior Portfolio     None
IDS Tower 10                           Manager
Minneapolis, MN  55440

Michael R. Woodward                    Senior Vice President-Field         None
32 Ellicott St                         Management
Suite 100
Batavia, NY  14020

Rande L. Zellers                       Group Vice President-Gulf States    None
1 Galleria Blvd., Suite 1900
Metairie, LA  70001


Item 27 (c).        Not Applicable

Item 28.            Location of Accounts and Records

                    American Express Financial Corporation
                    IDS Tower 10
                    Minneapolis, MN  55440

Item 29.            Management Services

                    Not Applicable.

Item 30.            Undertakings

                    Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, AXP Market Advantage Series, Inc., certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on the 31st day of March, 2000.


AXP MARKET ADVANTAGE SERIES, INC.



by /s/ Arne H. Carlson**
       Arne H. Carlson, Chief Executive Officer




by /s/ Steven A. Turbenson
       Steven A. Turbenson
       Assistant Treasurer


Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 31st day of March, 2000.

Signatures                                           Capacity

                                                     Director
     Peter J. Anderson

/s/  H. Brewster Atwater, Jr.*                       Director
     H. Brewster Atwater, Jr.

/s/  Arne H. Carlson*                                Chairman of the board
     Arne H. Carlson

/s/  Lynne V. Cheney*                                Director
     Lynne V. Cheney

/s/  David R. Hubers*                                Director
     David R. Hubers

/s/  Heinz F. Hutter*                                Director
     Heinz F. Hutter

/s/  Anne P. Jones*                                  Director
     Anne P. Jones

Signatures                                           Capacity

/s/  William R. Pearce*                              Director
     William R. Pearce

/s/  Alan K. Simpson*                                Director
     Alan K. Simpson

/s/  John R. Thomas*                                 Director
     John R. Thomas

/s/  C. Angus Wurtele*                               Director
     C. Angus Wurtele


*Signed pursuant to Directors' Power of Attorney, dated Jan. 13, 2000, filed electronically herewith as Exhibit (q)(1), by:



/s/ Leslie L. Ogg
    Leslie L. Ogg

**Signed pursuant to Officers' Power of Attorney, dated Jan. 13, 2000, filed electronically herewith as Exhibit (q)(2), by:



/s/ Leslie L. Ogg
    Leslie L. Ogg

CONTENTS OF THIS
POST-EFFECTIVE AMENDMENT NO. 24
TO REGISTRATION STATEMENT NO. 33-30770


This post-effective amendment comprises the following papers and documents:

The facing sheet.

Part A.

        Prospectuses for:
                  AXP Blue Chip Advantage Fund
                  AXP Small Company Index Fund
                  AXP S&P 500 Index Fund
                  AXP Mid Cap Index Fund
                  AXP Total Stock Market Index Fund
                  AXP International Equity Index Fund
                  AXP Nasdaq 100 Index Fund

Part B.

        Statements of Additional  Information  for:
                  AXP Blue Chip Advantage Fund
                  AXP Small Company Index Fund
                  AXP S&P 500 Index Fund
                  AXP Mid Cap Index Fund
                  AXP Total Stock Market Index Fund
                  AXP International Equity Index Fund
                  AXP Nasdaq 100 Index Fund

        Financial Statements for:
                  AXP Blue Chip Advantage Fund
                  AXP Small Company Index Fund
                  AXP S&P 500 Index Fund
                  AXP Mid Cap Index Fund
                  AXP Total Stock Market Index Fund
                  AXP International Equity Index Fund
                  AXP Nasdaq 100 Index Fund

Part C.

        Other information.

        The signatures.